                                 ANNUAL REPORT

                                CLASS A SHARES
                                CLASS B SHARES
                                 TRUST SHARES





                                 JULY 31, 2001




                                  AMSOUTH FUNDS
         AMSOUTH INVESTMENT MANAGEMENT COMPANY, LLC, INVESTMENT ADVISOR
                        BISYS FUND SERVICES, DISTRIBUTOR

                                NOT FDIC INSURED
                              WWW.AMSOUTHFUNDS.COM

AmSouth(R) Funds

Table of Contents

    Management Discussion of Performance
      Message from the Chairman and Investment
       Advisor.........................................    3

    Fund Summary
      Value Fund.......................................    4
      Growth Fund......................................    6
      Capital Growth Fund..............................    8
      Large Cap Fund...................................   10
      Mid Cap Fund.....................................   12
      Small Cap Fund...................................   14
      Equity Income Fund...............................   16
      Balanced Fund....................................   18
      Select Equity Fund...............................   20
      Enhanced Market Fund.............................   22
      International Equity Fund........................   24
      Strategic Portfolios.............................   26
      Bond Fund........................................   32
      Limited Term Bond Fund...........................   34
      Government Income Fund...........................   36
      Limited Term U.S. Government Fund................   38
      Municipal Bond Fund..............................   40
      Florida Tax-Exempt Fund..........................   42
      Tennessee Tax-Exempt Fund........................   44
      Limited Term Tennessee Tax-Exempt Fund...........   46
      Money Market Funds...............................   48

    Financial Statements
      Value Fund.......................................   49
      Growth Fund......................................   56
      Capital Growth Fund..............................   62
      Large Cap Fund...................................   69
      Mid Cap Fund.....................................   76
      Small Cap Fund...................................   81
      Equity Income Fund...............................   88
      Balanced Fund....................................   95
      Select Equity Fund...............................  102
      Enhanced Market Fund.............................  108
      International Equity Fund........................  118
      Strategic Portfolios: Aggressive Growth
       Portfolio.......................................  125
      Strategic Portfolios: Growth Portfolio...........  131
      Strategic Portfolios: Growth and Income
       Portfolio.......................................  137
      Strategic Portfolios: Moderate Growth and Income
       Portfolio.......................................  143
      Bond Fund........................................  149
      Limited Term Bond Fund...........................  157
      Government Income Fund...........................  164
      Limited Term U.S. Government Fund................  170
      Municipal Bond Fund..............................  176
      Florida Tax-Exempt Fund..........................  185
      Tennessee Tax-Exempt Fund........................  192
      Limited Term Tennessee Tax-Exempt Fund...........  199
      Prime Money Market Fund..........................  204
      U.S. Treasury Money Market Fund..................  209
      Treasury Reserve Money Market Fund...............  213
      Tax-Exempt Money Market Fund.....................  217
      Institutional Prime Obligations Money Market
       Fund............................................  223

    Notes to Financial Statements......................  228

    Report of Independent Auditors.....................  264

                      [This Page Intentionally Left Blank]

Message From the Chairman and Investment Advisor

Dear Shareholders:

We are pleased to send you this annual report for the 12 months ended July 31, 2001, a time that tested the patience of many equity investors, while most fixed-income shareholders were positively elated. It was also a year that proved, again, the value of portfolio diversification.

As March 2000 dawned on Wall Street, stock investors, especially those owning shares of technology and telecommunications companies, were euphoric about the paper profits they had realized during the historic Bull Run of the market. Early that month, the Nasdaq Composite Index,/1/ home to most technology is-sues, reached an all-time high. Two weeks later, the S&P 500 Stock Index,/2/ a benchmark for the market as a whole, touched its highest levels ever.

As we write this letter in early August 2001, such glories are simply footnotes in the stock market's volatile history. As of July 31, 2001, the S&P 500 Index lost 14.32%. Nasdaq had an even rougher time of it, plunging 46.19% during the fiscal year.

Still, while many growth stocks, especially those in the technology and tele-communications sectors, retreated under the weight of unsustainable valuations and depressed earnings, other areas of the market prospered. Value stocks--for years, considered stodgy relics of a bygone, less technologically driven era-- regained their luster, and rewarded their faithful backers with handsome re-turns.

Shareholders in a number of AmSouth's equity funds profited, as well.

The AmSouth Value Fund, for example, had a splendid year. All four of our Stra-tegic Portfolios, whose managers shrewdly increased their allocation to the Value Fund as an underlying component, also did well. The AmSouth Select Equity Fund, which employs a "stable growth" style, produced a robust performance, ranking the Fund among the top 9% of all domestic equity mutual funds during the period. In contrast, for this period the Growth, Capital Growth and Mid Cap Funds--with their emphasis on technology stocks--experienced negative returns typical of the average mutual fund investing in the growth sector./3/

For all of the stock market's inconsistency over the last 12 months, the fixed-income arena was a haven for bond investors. Conditions were virtually perfect. Economic growth slowed dramatically, inflation remained benign, disillusioned equity investors fled to bonds for a measure of relative security and stabili-ty, and the Federal Reserve Board lowered short-term interest rates six times through July 31, 2001. All these elements produced a recipe for historically strong returns in nearly every type of fixed-income security, with the excep-tion of money market instruments, which perform better when short-term rates rise, not fall.

So, what now? Without a doubt, the last 12 months have been unusually turbulent though not unprecedented, especially for equity investors who were spoiled by uncommonly strong returns in the last half of the 1990s. Bond investors have enjoyed the other side of these circumstances. Nevertheless, making money in the financial markets requires investors to look forward.

With our eyes fixed on the horizon for the next six to 12 months, and beyond, we see signs that conditions could be changing for the better. Despite the lag-ging economy, worker productivity continues to be strong, indicating that gains created by new technologies over the last few years truly might be enduring, not transitory. In addition, corporate profits are not uniformly disappointing, especially outside the technology sector. The yield curve has returned to a positive slope, where longer bonds yield more than shorter securities.

Whichever way the markets move, the last 12 months have reaffirmed the wisdom of using portfolio diversification to support your financial goals. We do this by allocating your assets among both stocks and bonds, and by owning shares of value equity funds as well as growth funds. While no investment strategy guar-antees success, history has shown us that diversification can potentially re-duce volatility, while producing positive price appreciation.

In the months and years ahead, we will remain committed to helping you achieve your investment goals. We thank you for your past and future support.

Sincerely,


/s/ J David Huber

J. David Huber
Chairman
AmSouth Funds


Brian B. Sullivan
President, AmSouth Investment
Management Co., LLC
Chief Investment Officer, AmSouth Bank

 Editor's note: This
 message and the re-
 ports that follow
 were written prior
 to the events of
 September 11, 2001.
 While it is far too
 early to assess the
 impact on the finan-
 cial sector, we join
 the nation in ex-
 tending our sympa-
 thies to those who
 were most deeply af-
 fected by the trage-
 dies of that day.


 /1/The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System-traded foreign common stocks and ADR's.
 /2/The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
 /3/The AmSouth Select Equity Fund ranked 43 out of 514 funds in the domestic equity funds category for the one-year period, but was not ranked for the five- and 10-year periods. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 7/31/01.

Investments in the Funds are neither guaranteed by, nor obligations of, AmSouth Bank or any other bank and are not insured by the FDIC or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal. This material must be preceded or accompanied by a current pro-spectus.

 AmSouth Value Fund


Portfolio Manager

Richard H. Calvert, CFA
Vice President
AmSouth Bank
AmSouth Investment Management
Company, LLC

Richard has been a portfolio
manager and analyst for more than
seven years. He is a member of
AmSouth Bank's value strategy group
and the asset allocation committee.
He holds a B.S. in economics.


PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Value Fund uses a 'value investing' aproach. Rather than pursue hot stocks that are in high demand, we search for solid companies with good fundamentals that are available at attractive prices. By adhering to this investment approach through entire market cycles, we seek to achieve above average long-term results with less volatility than the overall market."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the AmSouth Value Fund produced a to-tal return of 21.10% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index produced a -14.32% return, while the Lipper Multi-Cap Value Funds Index gained 14.03%.+

Q. What factors affected your performance?

A. However we look at it, the Fund enjoyed a spectacular year. We not only rode the "value wave" to performance that far exceeded the negative return of the S&P 500 Stock Index, but we outperformed our value benchmark, as well.

The speculative bubble that inflated prices in many technology and telecommunica-tions stocks damaged the overall market during the past year. At the same time, the value sector performed admirably. Value investing prospered precisely be-cause it does focus on fundamental valuations, as opposed to the false promise of future profits that was floated by many technology companies.

The Fund profited from our energy holdings, several of our specialty chemical stocks and selected business equipment names. In addition, some of the technol-ogy stocks we own also did well.

From our perspective, a "value" stock does not have to be a low-growth company; it just has to present us with good valuation. Some of the technology stocks we bought during the period included Keane, Inc. (1.30% of net assets), Computer Associates
International, Inc. (3.00%), and Cabletron Systems, Inc. (3.29%).++

As of July 31, 2001, the Fund's top five holdings were Cabletron Systems, Inc. (3.29% of net assets), Washington Mutual, Inc. (3.23%), Marsh & McLennan Cos., Inc. (3.06%), Computer Associates International, Inc. (3.00%), and St. Paul Cos., Inc. (2.77%).++

Q. What is your outlook for the next six to 12 months?

A. We do not try to guess which way the market is going to go. We do continue to believe that the next 12 months will be much like the last 12, in that it's going to be a stock picker's market. We produced above-average returns in the last year and we hope to continue our success going forward.

 + The Lipper Multi-Cap Value Funds Index consists of managed mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time.

 ++The Fund's portfolio composition is subject to change.

                                                            AmSouth Value Fund


Value of a $10,000 Investment

                                    [CHART]

             AmSouth Value        AmSouth Value       AmSouth Value
                 Fund                 Fund                 Fund        S&P 500
            (Class A Shares)*    (Class B Shares)    (Trust Shares)  Stock Index
7/31/1991       $ 9,451              $10,000             $10,000       $10,000
8/31/1991         9,476               10,021              10,027        10,235
9/30/1991         9,336                9,863               9,878        10,067
10/31/1991        9,424                9,947               9,971        10,202
11/30/1991        8,976                9,472               9,498         9,790
12/31/1991        9,889               10,422              10,463        10,909
1/31/1992        10,000               10,528              10,581        10,706
2/29/1992        10,207               10,739              10,799        10,843
3/31/1992         9,981               10,496              10,561        10,630
4/30/1992        10,385               10,908              10,988        10,940
5/31/1992        10,455               10,971              11,062        10,999
6/30/1992        10,247               10,750              10,842        10,839
7/31/1992        10,673               11,183              11,293        11,276
8/31/1992        10,289               10,771              10,887        11,048
9/30/1992        10,446               10,929              11,053        11,176
10/31/1992       10,490               10,961              11,099        11,216
11/30/1992       10,858               11,341              11,489        11,594
12/31/1992       10,910               11,383              11,544        11,746
1/31/1993        11,201               11,679              11,851        11,831
2/28/1993        11,362               11,837              12,022        11,991
3/31/1993        11,741               12,218              12,423        12,249
4/30/1993        11,777               12,249              12,461        11,949
5/31/1993        12,130               12,608              12,834        12,271
6/30/1993        12,101               12,566              12,804        12,312
7/31/1993        12,146               12,598              12,851        12,254
8/31/1993        12,606               13,073              13,339        12,721
9/30/1993        12,433               12,883              13,155        12,627
10/31/1993       12,643               13,083              13,377        12,883
11/30/1993       12,564               12,988              13,293        12,762
12/31/1993       12,916               13,347              13,666        12,919
1/31/1994        13,501               13,939              14,285        13,352
2/28/1994        13,180               13,601              13,945        12,991
3/31/1994        12,556               12,946              13,286        12,426
4/30/1994        12,625               12,999              13,358        12,588
5/31/1994        12,919               13,295              13,670        12,793
6/30/1994        12,746               13,105              13,487        12,477
7/31/1994        13,107               13,464              13,868        12,890
8/31/1994        13,509               13,865              14,294        13,414
9/30/1994        13,224               13,559              13,992        13,091
10/31/1994       13,376               13,706              14,153        13,391
11/30/1994       12,800               13,105              13,543        12,900
12/31/1994       12,964               13,263              13,717        13,088
1/31/1995        13,208               13,506              13,975        13,428
2/28/1995        13,772               14,065              14,572        13,949
3/31/1995        14,179               14,467              15,004        14,362
4/30/1995        14,718               15,005              15,573        14,780
5/31/1995        15,127               15,417              16,006        15,364
6/30/1995        15,150               15,428              16,031        15,725
7/31/1995        15,631               15,903              16,539        16,248
8/31/1995        15,661               15,913              16,572        16,292
9/30/1995        15,985               16,230              16,914        16,975
10/31/1995       15,698               15,924              16,611        16,916
11/30/1995       16,321               16,547              17,270        17,660
12/31/1995       16,515               16,727              17,475        17,987
1/31/1996        17,009               17,212              17,998        18,605
2/29/1996        17,223               17,413              18,224        18,784
3/31/1996        17,671               17,856              18,698        18,964
4/30/1996        18,222               18,395              19,281        19,243
5/31/1996        18,425               18,585              19,496        19,739
6/30/1996        18,264               18,405              19,326        19,820
7/31/1996        17,362               17,487              18,372        18,938
8/31/1996        17,957               18,068              19,001        19,340
9/30/1996        18,353               18,458              19,420        20,427
10/31/1996       18,280               18,363              19,343        20,987
11/30/1996       19,355               19,430              20,481        22,579
12/31/1996       19,114               19,176              20,227        22,137
1/31/1997        19,848               19,894              21,002        23,512
2/28/1997        20,505               20,539              21,698        23,702
3/31/1997        20,086               20,095              21,255        22,716
4/30/1997        20,566               20,560              21,762        24,072
5/31/1997        22,086               22,059              23,371        25,550
6/30/1997        22,919               22,872              24,252        26,690
7/31/1997        24,715               24,646              26,153        28,809
8/31/1997        23,853               23,770              25,241        27,207
9/30/1997        25,339               25,238              26,818        28,697
10/31/1997       24,036               23,945              25,445        27,739
11/30/1997       24,818               24,703              26,278        29,023
12/31/1997       25,288               25,157              26,746        29,522
1/31/1998        25,368               25,225              26,847        29,850
2/28/1998        27,188               27,013              28,768        32,003
3/31/1998        28,641               28,434              30,314        33,642
4/30/1998        28,379               28,170              30,055        33,980
5/31/1998        28,291               28,056              29,968        33,396
6/30/1998        28,591               28,336              30,280        34,752
7/31/1998        27,765               27,499              29,411        34,382
8/31/1998        24,050               23,808              25,488        29,411
9/30/1998        25,568               25,287              27,093        31,295
10/31/1998       27,745               27,429              29,409        33,841
11/30/1998       29,080               28,725              30,832        35,892
12/31/1998       29,742               29,357              31,595        37,960
1/31/1999        29,769               29,367              31,630        39,548
2/28/1999        29,115               28,704              30,941        38,318
3/31/1999        29,896               29,457              31,778        39,852
4/30/1999        32,124               31,639              34,152        41,395
5/31/1999        32,210               31,701              34,248        40,418
6/30/1999        32,943               32,393              35,035        42,661
7/31/1999        31,907               31,358              33,949        41,329
8/31/1999        30,873               30,315              32,843        41,124
9/30/1999        29,295               28,751              31,186        39,997
10/31/1999       30,589               30,000              32,555        42,528
11/30/1999       30,295               29,689              32,249        43,393
12/31/1999       30,891               30,275              32,864        45,949
1/31/2000        29,116               28,506              30,977        43,640
2/29/2000        27,136               26,551              28,877        42,814
3/31/2000        30,472               29,805              32,423        47,003
4/30/2000        30,113               29,437              32,057        45,588
5/31/2000        30,621               29,903              32,586        44,653
6/30/2000        28,831               28,138              30,699        45,754
7/31/2000        29,295               28,580              31,194        45,038
8/31/2000        31,365               30,578              33,404        47,836
9/30/2000        31,492               30,669              33,527        45,311
10/31/2000       32,237               31,377              34,325        45,119
11/30/2000       31,101               30,257              33,082        41,562
12/31/2000       32,460               31,556              34,552        41,765
1/31/2001        34,336               33,361              36,554        43,247
2/28/2001        33,669               32,687              35,829        39,303
3/31/2001        32,659               31,699              34,775        36,814
4/30/2001        34,959               33,897              37,213        39,674
5/31/2001        35,986               34,868              38,313        39,940
6/30/2001        35,717               34,595              38,032        38,968
7/31/2001        35,477               34,323              37,777        38,585
The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.
Average Annual Total Return
As of              Inception          1         5         10
July 31, 2001        Date            Year      Year      Year
-----------------------------------------------------------------
Class A Shares*    12/1/88          14.42%    14.06%    13.50%
-----------------------------------------------------------------
Class B Shares**    9/3/97/1/       15.09%    14.20%    13.12%
-----------------------------------------------------------------
Trust Shares        9/2/97/1/       21.10%    15.51%    14.21%
-----------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/91 to 7/31/01 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Value Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associ-ated with a mutual fund, such as investment management fees. The Fund's per-formance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or re-imbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 9/3/97 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

 Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Growth Fund


Portfolio Manager

Dennis A. Johnson, CFA
President and Chief Investment
Officer,
Peachtree Asset Management (sub-
advisor)

Dennis has a B.S. in economics and
an M.S. in finance. His 20 years of
investment experience are backed by
an investment team with an average
of 11 years of experience.


PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Growth Fund uses a well defined and rigorously proven investment process to select domestic large capitalization growth stocks. We buy companies we feel can sustain above average growth in operating earnings per share. We sell a stock when we feel it is overvalued or when it experiences sustained deterioration in its earnings or fundamentals."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of -32.44% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index pro-duced a -14.32% return.

Q. What factors affected your performance?

A. The past year was difficult for the market in general, and especially tough on growth stocks. The Fund's performance was hurt by three sectors in particu-lar: consumer cyclicals, financials, and technology. Each area had a signifi-cant, negative impact on our portfolio, which offset the success we enjoyed from our health-care, utility and consumer staples holdings.

We are, however, long-term investors with investment horizons that stretch out three to five years, and longer. With this in mind, we have viewed selected de-clines in the market as excellent buying opportunities; we continue to seek out attractive companies in industries that have been beaten down in recent months. Specifically, we think technology continues to be an area that remains high on our list. We are positioning the technology portion of the portfolio to capi-talize on what we anticipate to be the next move.

It is also important to point out that our investments in technology, as well as in other sectors, are extremely diversified. We have exposure to semiconduc-tor, software, network and Internet-related companies. The same broad diversi-fication is evident in our financial holdings, which include brokerage compa-nies, regional banks, money center banks and credit card companies.

As of July 31, 2001, the Fund's top five holdings were MBNA Corp. (3.30% of net assets), Boeing Co. (3.23%), AOL-Time Warner, Inc. (3.20%), Capital One Finan-cial Corp. (3.10%), and Lehman Brothers Holdings, Inc. (2.65%).++

Q. What is your outlook for the next six to 12 months?

A. Going forward, we believe the market will do better than it did over the last 12 months. Obviously, there is a great deal of pessimism among many in-vestors related to the economic environment and corporate profits; these con-cerns are no surprise to anyone, in light of the Fed's tightening throughout 2000. However, at some point in the near future, we will look back at this par-ticular juncture and realize that circumstances were not as dire as stock prices are suggesting. We anticipate that the economic backdrop should improve; and the liquidity that is being provided by the Fed could help the domestic economy. This should be positive for stocks in general, and we believe that the areas of the market on which we are focusing have the opportunity to do well.

 ++The Fund's portfolio composition is subject to change.

                                                           AmSouth Growth Fund

Value of a $10,000 Investment

                                    [CHART]

          AmSouth Growth  AmSouth Growth Fun   AmSouth Growth Fund
               Fund              Fund                 Fund             S&P 500
         (Class A Shares)* (Class B Shares)**    (Trust Shares)      Stock Index
8/3/1997    $ 9,452            $10,000              $10,000            $10,000
8/31/1997     9,026              9,540                9,550              9,440
9/30/1997     9,499             10,040               10,050              9,957
10/31/1997    9,093              9,600                9,620              9,624
11/30/1997    9,338              9,860                9,890             10,070
12/31/1997    9,546             10,070               10,110             10,242
1/31/1998     9,584             10,110               10,150             10,356
2/28/1998    10,425             10,980               11,040             11,103
3/31/1998    10,888             11,470               11,540             11,671
4/30/1998    10,851             11,420               11,500             11,789
5/31/1998    10,595             11,140               11,230             11,586
6/30/1998    11,115             11,690               11,790             12,057
7/31/1998    10,983             11,540               11,650             11,928
8/31/1998     8,885              9,330                9,430             10,206
9/30/1998     9,820             10,300               10,410             10,857
10/31/1998   10,709             11,230               11,360             11,741
11/30/1998   11,399             11,950               12,100             12,453
12/31/1998   12,802             13,404               13,594             13,170
1/31/1999    13,497             14,120               14,330             13,720
2/28/1999    12,678             13,263               13,463             13,294
3/31/1999    13,135             13,727               13,947             13,826
4/30/1999    13,040             13,626               13,856             14,361
5/31/1999    12,525             13,071               13,302             14,022
6/30/1999    13,754             14,351               14,622             14,800
7/31/1999    13,373             13,958               14,219             14,338
8/31/1999    13,249             13,827               14,098             14,267
9/30/1999    13,116             13,676               13,957             13,876
10/31/1999   14,240             14,845               15,156             14,754
11/30/1999   14,640             15,248               15,579             15,057
12/31/1999   15,162             15,780               16,131             15,941
1/31/2000    14,500             15,079               15,431             15,140
2/29/2000    15,132             15,728               16,110             14,853
3/31/2000    16,604             17,244               17,677             16,306
4/30/2000    16,120             16,742               17,176             15,816
5/31/2000    14,944             15,508               15,922             15,491
6/30/2000    15,270             15,832               16,267             15,873
7/31/2000    14,747             15,278               15,713             15,625
8/31/2000    16,149             16,721               17,207             16,596
9/30/2000    15,201             15,728               16,204             15,719
10/31/2000   15,043             15,561               16,037             15,653
11/30/2000   12,396             12,810               13,206             14,419
12/31/2000   12,320             12,731               13,150             14,489
1/31/2001    13,030             13,149               13,899             15,004
2/28/2001    10,761             11,109               11,491             13,637
3/31/2001     9,481              9,785               10,127             12,773
4/30/2001    10,926             11,258               11,665             13,765
5/31/2001    10,584             10,893               11,290             13,857
6/30/2001    10,571             10,879               11,277             13,520
7/31/2001     9,962             10,017               10,635             13,388

Average Annual Total Return
As of              Inception          1          Since
July 31, 2001        Date            Year      Inception
--------------------------------------------------------
Class A Shares*     8/3/97         -36.16%       -0.09%
--------------------------------------------------------
Class B Shares**    9/3/97/1/      -35.54%        0.04%
--------------------------------------------------------
Trust Shares        9/2/97/1/      -32.32%        1.56%
--------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The chart above represents a comparison of a hypothetical $10,000 investment from 8/3/97 to 7/31/01 in the indicated share class, versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 The performance of the AmSouth Growth Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associ-ated with a mutual fund, such as investment management fees. The Fund's per-formance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reim-bursements not been in effect, performance quoted would have been lower.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 9/3/97 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Capital Growth Fund


Portfolio Manager

Charles E. Winger, Sr., CFA
Senior Vice President
AmSouth Bank
AmSouth Investment Management
Company, LLC

Charley has more than 30 years of
investment management experience.
He earned a Chartered Financial
Analyst designation and holds his
M.B.A. and a B.A. in psychology
from the University of Tennessee.


PORTFOLIO MANAGER'S PERSPECTIVE

"As a growth-oriented fund, the Capital Growth Fund focuses on industry leaders with high earnings per share. We generally look for annual earnings growth of 15% or higher. After identifying strong themes, such as technology or health care, we select companies that have financial strength, good return on equity, reasonable debt-to-equity ratios and strong revenue growth. We apply sell discipline through price targets and downside alerts."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund's total return was -21.27% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index produced a -14.32% return, and the Lipper Growth Funds Index returned -22.92%.+

Q. What factors affected your performance?

A. Several factors affected our performance: On one side was the disaster in technology and telecommunication stocks, and on the other side, most sectors-- apart from technology and telecommunications--produced a modestly positive re-turn. Not surprisingly, what hurt the Fund was our weighting in technology. At the end of the period, we were overweighted in technoloy;
this reflected our growth style of investing and our belief that select tech-nology issues offer attractive, long-term potential.

On the positive side, the Fund profited from overweightings in health-care, capital industrials and consumer discretionary (specialty retail) names. Those three areas did well for us during the period.

As of July 31, 2001, the Fund's top five holdings were Pfizer, Inc. (2.90% of net assets), Forest Laboratories, Inc. (2.88%), Cardinal Health, Inc. (2.81%), Citigroup, Inc. (2.68%) and Stryker Corp. (2.65%).++

Q. What is your outlook for the next six to 12 months?

A. We are optimistic. The conditions we see in the stock market today are com-pletely opposite to what we had 12 months ago. First, instead of higher inter-est rates in our faces, we have significantly lower rates, which should stimu-late the economy and lead to higher stock prices. Second, a year ago, a tax cut was only a possibility, and now we have it. And third, energy prices are much lower than they were in the summer of 2000; the reduction in energy prices is like putting money in the consumer's pocket.

The weakness in the economy has been confined pretty much to the manufacturing sector, specifically technology. The consumer has been holding up well, contin-uing to spend. We believe consumer spending will remain strong, particularly with the tax cut proceeds now available for spending. By year-end, we expect to see firm evidence of an economic recovery, though the technology sector might take another six months to get back on track.

 + The Lipper Growth Funds Index consists of managed mutual funds that nor-mally invest in companies with long-term earnings expected to grow signifi-cantly faster than the earnings of the stocks represented in the major un-managed stock indices.

 ++The Fund's portfolio composition is subject to change.

                                                   AmSouth Capital Growth Fund

Value of a $10,000 Investment

                                    [CHART]

                  AmSouth          AmSouth          AmSouth
                  Capital          Capital          Capital
                Growth Fund      Growth Fund      Growth Fund      S&P 500
            (Class A Shares)*  (Class B Shares) (Trust Shares)   Stock Index
7/31/1991        $ 9,447          $10,000          $10,000         $10,000
8/31/1991          9,652           10,218           10,217          10,235
9/30/1991          9,352            9,891            9,900          10,067
10/31/1991         9,558           10,091           10,117          10,202
11/30/1991         9,226            9,746            9,766           9,790
12/31/1991        10,221           10,780           10,819          10,909
1/31/1992          9,953           10,490           10,535          10,706
2/29/1992         10,000           10,526           10,585          10,843
3/31/1992          9,795           10,309           10,368          10,630
4/30/1992          9,858           10,363           10,435          10,940
5/31/1992          9,921           10,417           10,502          10,999
6/30/1992          9,526           10,000           10,084          10,839
7/31/1992          9,810           10,290           10,385          11,276
8/31/1992          9,652           10,109           10,217          11,048
9/30/1992          9,968           10,436           10,552          11,176
10/31/1992        10,190           10,653           10,786          11,216
11/30/1992        10,616           11,089           11,237          11,594
12/31/1992        10,885           11,361           11,522          11,746
1/31/1993         11,074           11,561           11,722          11,831
2/28/1993         11,011           11,488           11,656          11,991
3/31/1993         11,327           11,797           11,990          12,249
4/30/1993         10,821           11,270           11,455          11,949
5/31/1993         11,027           11,470           11,672          12,271
6/30/1993         10,964           11,397           11,605          12,312
7/31/1993         11,011           11,434           11,656          12,254
8/31/1993         11,248           11,670           11,906          12,721
9/30/1993         11,311           11,724           11,973          12,627
10/31/1993        11,185           11,579           11,839          12,883
11/30/1993        11,090           11,470           11,739          12,762
12/31/1993        11,264           11,652           11,923          12,919
1/31/1994         11,706           12,087           12,391          13,352
2/28/1994         11,548           11,924           12,224          12,991
3/31/1994         11,058           11,397           11,706          12,426
4/30/1994         10,979           11,307           11,622          12,588
5/31/1994         11,043           11,361           11,689          12,793
6/30/1994         10,695           10,998           11,321          12,477
7/31/1994         10,964           11,270           11,605          12,890
8/31/1994         11,469           11,779           12,140          13,414
9/30/1994         11,248           11,543           11,906          13,091
10/31/1994        11,374           11,670           12,040          13,391
11/30/1994        10,995           11,270           11,639          12,900
12/31/1994        11,216           11,488           11,873          13,088
1/31/1995         11,517           11,779           12,191          13,428
2/28/1995         11,959           12,214           12,659          13,949
3/31/1995         12,243           12,505           12,960          14,362
4/30/1995         12,227           12,468           12,943          14,780
5/31/1995         12,670           12,922           13,411          15,364
6/30/1995         12,844           13,085           13,595          15,725
7/31/1995         13,491           13,739           14,281          16,248
8/31/1995         13,365           13,593           14,147          16,292
9/30/1995         13,870           14,102           14,682          16,975
10/31/1995        13,776           13,993           14,582          16,916
11/30/1995        14,534           14,737           15,385          17,660
12/31/1995        14,629           14,828           15,485          17,987
1/31/1996         15,197           15,390           16,087          18,605
2/29/1996         15,577           15,771           16,488          18,784
3/31/1996         15,798           15,971           16,722          18,964
4/30/1996         16,224           16,388           17,174          19,243
5/31/1996         16,509           16,661           17,475          19,739
6/30/1996         16,493           16,642           17,458          19,820
7/31/1996         15,482           15,608           16,388          18,938
8/31/1996         15,782           15,898           16,706          19,340
9/30/1996         16,651           16,751           17,625          20,427
10/31/1996        17,362           17,459           18,378          20,987
11/30/1996        18,389           18,475           19,465          22,579
12/31/1996        17,883           17,949           18,930          22,137
1/31/1997         18,847           18,893           19,950          23,512
2/28/1997         18,562           18,603           19,649          23,702
3/31/1997         17,705           17,731           18,742          22,716
4/30/1997         18,828           18,838           19,930          24,072
5/31/1997         19,998           19,982           21,168          25,550
6/30/1997         20,782           20,762           21,998          26,690
7/31/1997         22,570           22,523           23,891          28,809
8/31/1997         21,447           21,379           22,702          27,207
9/30/1997         22,575           22,486           23,897          28,697
10/31/1997        22,084           21,978           23,377          27,739
11/30/1997        22,734           22,613           24,064          29,023
12/31/1997        23,389           23,249           24,547          29,522
1/31/1998         23,517           23,358           24,683          29,850
2/28/1998         25,363           24,936           26,637          32,003
3/31/1998         26,550           26,098           27,899          33,642
4/30/1998         26,459           25,989           27,802          33,980
5/31/1998         25,418           24,955           26,719          33,396
6/30/1998         26,715           26,207           28,079          34,752
7/31/1998         26,952           26,407           28,330          34,382
8/31/1998         23,371           22,886           24,576          29,411
9/30/1998         25,186           24,652           26,500          31,295
10/31/1998        26,559           25,979           27,934          33,841
11/30/1998        27,840           27,215           29,291          35,892
12/31/1998        30,887           30,162           32,502          37,960
1/31/1999         32,453           31,701           34,163          39,548
2/28/1999         31,583           30,834           33,240          38,318
3/31/1999         32,496           31,701           34,209          39,852
4/30/1999         32,279           31,462           34,001          41,395
5/31/1999         31,126           30,335           32,802          40,418
6/30/1999         33,540           32,676           35,339          42,661
7/31/1999         32,931           32,069           34,693          41,329
8/31/1999         32,431           31,571           34,186          41,124
9/30/1999         31,806           30,948           33,547          39,997
10/31/1999        33,271           32,342           35,077          42,528
11/30/1999        34,581           33,603           36,466          43,393
12/31/1999        37,637           36,530           39,681          45,949
1/31/2000         36,275           35,193           38,263          43,640
2/29/2000         36,248           35,167           38,263          42,814
3/31/2000         39,863           38,654           42,078          47,003
4/30/2000         38,841           37,658           41,021          45,588
5/31/2000         37,768           36,583           39,881          44,653
6/30/2000         39,287           38,025           41,466          45,754
7/31/2000         39,208           37,920           41,410          45,038
8/31/2000         41,661           40,298           44,015          47,836
9/30/2000         41,096           39,731           43,444          45,311
10/31/2000        40,800           39,407           43,101          45,119
11/30/2000        38,243           36,926           40,443          41,562
12/31/2000        37,378           36,058           39,524          41,765
1/31/2001         37,406           36,087           39,554          43,247
2/28/2001         33,285           32,090           35,206          39,303
3/31/2001         29,476           28,407           31,190          36,814
4/30/2001         32,574           31,376           34,451          39,674
5/31/2001         32,603           31,376           34,481          39,940
6/30/2001         31,693           30,491           33,545          38,968
7/31/2001         30,869           29,663           32,670          38,585

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longe apply.

-------------------------------------------------------------------------------
-
Average Annual Total Return
-------------------------------------------------------------------------------
-
As of              Inception          1         5         10
July 31, 2001        Date            Year      Year      Year
-----------------------------------------------------------------
Class A Shares*     4/1/96/1/      -25.59%    13.51%    11.93%
-----------------------------------------------------------------
Class B Shares**    2/5/98/2/      -25.37%    13.46%    11.49%
-----------------------------------------------------------------
Trust Shares       10/3/97/2/      -21.11%    14.80%    12.57%
-----------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/91 to 7/31/01 in the indicated share class versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 Performance of the AmSouth Capital Growth Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 4/1/96 to 3/12/00 of the ISG Capital Growth Fund, an open-end investment company that was the predecessor fund to the AmSouth Capital Growth Fund.

 /1/The ISG Capital Growth Fund commenced operations on 4/1/96, through a transfer of assets from certain collective trust fund ("commingled") ac-counts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled ac-counts for periods dating back to 7/31/91, and prior to the mutual fund's commencement of operations, as adjusted to reflect the expenses associ-ated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.
 /2/Performance for the Class B and Trust Shares, which commenced operations on 2/5/98 and 10/3/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge
    (CDSC).


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Large Cap Fund


Portfolio Manager

Ronald E. Lindquist
Senior Vice President
AmSouth Bank
AmSouth Investment Management
Company, LLC

Ron has more than 30 years of
investment management experience.
He has a master's degree in
management from Florida
International University and a B.S.
in finance from Florida State
University.


PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Large Cap Fund is managed in a classic large-cap growth style. Our goal is to outperform the S&P 500 over multiple market cycles. We look for industry leaders that have relatively predictable 3-to-5 year earnings streams. We select large-company stocks with superior earnings rates and appropriate price/earnings ratios. We sell when a stock's relative price/earnings levels are well in excess of the market or when a significant earnings stream deterioration is in forecast."



[LOGO] Q&A

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund's total return was -11.72% (Class A Shares at NAV). In comparison, the S&P's 500 Stock Index produced a -14.32% return.

Q. What factors affected your performance?

A. This was a very challenging period for the market as a whole, and for large-cap growth stocks in particular. Nonetheless, although we are classic growth managers, and despite the fact that we bought more technology shares during the period--when the technology sector was languishing--we were able to preserve shareholder value, relative to our benchmark.

Our relatively good performance was due partly to good fortune and partly to judicious stock selection in the sectors we favored. For example, we benefited from our significant holdings among consumer discretionary and consumer staple stocks. We did well with Philip Morris Cos., Inc. (0.74% of net assets), along with health care names such as Johnson & Johnson (4.39%), Abbott Laboratories (2.61%), and American Home Products Corp. (1.96%).++

During the last six months, we sold our modest position in Heinz and added some new holdings to the portfolio: Citigroup, Inc. (0.41%), AFLAC, Inc. (0.48%), Bristol-Myers Squibb Co. (1.15%), and General Dynamics Corp. (0.98%), and with these changes, the Fund now owns 69 stocks.++

As of July 31, 2001, the Fund's top five holdings were Johnson & Johnson (4.39% of net assets), IBM Corp. (3.41%), Merck & Co., Inc. (3.31%), Home Depot, Inc. (2.86%), and Schering-Plough Corp. (2.85%).++

Q. What is your outlook for the next six to 12 months?

A. Looking forward, we believe it's going to be some time before the gross do-mestic product growth rate perks up to the level we experienced the last few years. However, on the positive side, we do not expect interest rates or in-flation to be a problem any time soon. From our point of view, the overall en-vironment looks pretty good, except for the lack of "visibility" of earnings, especially in the technology sector. Investors' lack of confidence in future earnings could continue to be a drag on stocks for several more calendar quar-ters. When investor confidence improves and the market does recover, our sig-nificant technology exposure should greatly benefit our investors, but the wait seems just maddening.

 ++The Fund's portfolio composition is subject to change.

                                                        AmSouth Large Cap Fund


Value of a $10,000 Investment

                                    [CHART]

                   AmSouth       AmSouth      AmSouth
                  Large Cap     Large Cap    Large Cap
                 Fund (Class   Fund (Class   Fund (Trust    S&P 500
                 A Shares)*     B Shares)      Shares)    Stock Index
8/3/1992          $ 9,452        $10,000      $10,000      $10,000
8/31/1992           9,329          9,862        9,870        9,795
9/30/1992           9,440          9,965        9,988        9,910
10/31/1992          9,526         10,046       10,078        9,945
11/30/1992          9,924         10,461       10,500       10,283
12/31/1992          9,980         10,507       10,559       10,410
1/31/1993           9,961         10,484       10,539       10,497
2/28/1993          10,057         10,576       10,640       10,640
3/31/1993          10,129         10,645       10,716       10,864
4/30/1993           9,746         10,230       10,311       10,601
5/31/1993          10,062         10,553       10,646       10,885
6/30/1993           9,881         10,357       10,454       10,917
7/31/1993           9,823         10,288       10,393       10,873
8/31/1993          10,179         10,645       10,769       11,286
9/30/1993           9,943         10,392       10,519       11,199
10/31/1993         10,376         10,841       10,978       11,431
11/30/1993         10,415         10,864       11,019       11,322
12/31/1993         10,539         10,991       11,150       11,459
1/31/1994          10,704         11,152       11,325       11,848
2/28/1994          10,558         10,991       11,171       11,527
3/31/1994          10,135         10,541       10,723       11,024
4/30/1994          10,174         10,576       10,764       11,165
5/31/1994          10,262         10,657       10,857       11,349
6/30/1994           9,977         10,346       10,555       11,071
7/31/1994          10,124         10,495       10,711       11,434
8/31/1994          10,586         10,968       11,200       11,903
9/30/1994          10,379         10,737       10,981       11,612
10/31/1994         10,764         11,129       11,388       11,873
11/30/1994         10,527         10,876       11,137       11,440
12/31/1994         10,726         11,071       11,348       11,610
1/31/1995          11,047         11,394       11,687       11,911
2/28/1995          11,427         11,774       12,090       12,375
3/31/1995          11,714         12,062       12,393       12,740
4/30/1995          12,075         12,431       12,776       13,116
5/31/1995          12,387         12,742       13,106       13,640
6/30/1995          12,661         13,007       13,396       13,957
7/31/1995          13,126         13,479       13,887       14,419
8/31/1995          12,964         13,295       13,716       14,456
9/30/1995          13,561         13,894       14,347       15,066
10/31/1995         13,854         14,182       14,657       15,012
11/30/1995         14,350         14,689       15,182       15,671
12/31/1995         14,479         14,804       15,319       15,973
1/31/1996          15,091         15,415       15,966       16,516
2/29/1996          15,280         15,599       16,167       16,670
3/31/1996          15,024         15,323       15,896       16,830
4/30/1996          15,236         15,530       16,120       17,078
5/31/1996          15,564         15,853       16,466       17,519
6/30/1996          15,562         15,829       16,465       17,585
7/31/1996          14,894         15,138       15,758       16,808
8/31/1996          15,138         15,369       16,016       17,163
9/30/1996          16,137         16,371       17,073       18,130
10/31/1996         16,201         16,429       17,140       18,629
11/30/1996         17,475         17,707       18,489       20,037
12/31/1996         17,031         17,235       18,019       19,640
1/31/1997          18,119         18,329       19,170       20,867
2/28/1997          18,152         18,341       19,205       21,031
3/31/1997          17,498         17,673       18,513       20,167
4/30/1997          18,752         18,917       19,839       21,370
5/31/1997          19,842         20,012       20,993       22,672
6/30/1997          20,663         20,818       21,861       23,689
7/31/1997          22,377         22,523       23,675       25,573
8/31/1997          21,220         21,348       22,451       24,140
9/30/1997          22,166         22,281       23,451       25,461
10/31/1997         21,520         21,613       22,769       24,611
11/30/1997         22,811         22,903       24,134       25,750
12/31/1997         23,150         23,226       24,493       26,193
1/31/1998          23,767         23,825       25,146       26,482
2/28/1998          25,366         25,415       26,837       28,392
3/31/1998          26,087         26,094       27,600       29,847
4/30/1998          26,297         26,290       27,822       30,147
5/31/1998          25,910         25,887       27,413       29,629
6/30/1998          27,185         27,143       28,761       30,832
7/31/1998          27,118         27,051       28,691       30,504
8/31/1998          23,927         23,848       25,315       26,100
9/30/1998          25,568         25,472       27,051       27,765
10/31/1998         27,771         27,638       29,381       30,024
11/30/1998         29,607         29,447       31,324       31,845
12/31/1998         31,917         31,731       33,758       33,678
1/31/1999          33,470         33,252       35,401       35,086
2/28/1999          32,265         32,042       34,126       33,996
3/31/1999          32,806         32,549       34,697       35,357
4/30/1999          32,620         32,342       34,501       36,725
5/31/1999          32,076         31,777       33,925       35,858
6/30/1999          34,328         33,978       36,307       37,848
7/31/1999          33,771         33,402       35,718       36,666
8/31/1999          33,748         33,356       35,694       36,485
9/30/1999          32,994         32,584       34,895       35,485
10/31/1999         34,269         33,828       36,257       37,730
11/30/1999         36,112         35,614       38,194       38,506
12/31/1999         37,933         37,373       40,118       40,765
1/31/2000          36,714         36,147       38,829       38,716
2/29/2000          35,712         35,137       37,784       37,984
3/31/2000          38,305         37,656       40,518       41,699
4/30/2000          38,576         37,898       40,804       40,445
5/31/2000          38,305         37,602       40,518       39,615
6/30/2000          39,646         38,895       41,951       40,592
7/31/2000          38,102         37,359       40,317       39,957
8/31/2000          39,708         38,916       42,031       42,439
9/30/2000          38,328         37,527       40,571       40,199
10/31/2000         38,932         38,100       41,210       40,029
11/30/2000         37,293         36,468       39,491       36,873
12/31/2000         37,092         36,253       39,279       37,053
1/31/2001          37,647         36,775       39,866       38,368
2/28/2001          34,904         34,071       36,981       34,873
3/31/2001          32,384         31,589       34,299       32,665
4/30/2001          34,429         33,565       36,463       35,200
5/31/2001          34,920         34,024       36,999       35,436
6/30/2001          33,462         32,569       35,456       34,575
7/31/2001          33,636         32,727       35,641       34,236
The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

Average Annual Total Return
As of              Inception          1         5       Since
July 31, 2001        Date            Year      Year   Inception
-----------------------------------------------------------------
Class A Shares*     8/3/92         -16.58%    16.37%    14.43%
-----------------------------------------------------------------
Class B Shares**  12/15/98/1/      -16.13%    16.46%    14.09%
-----------------------------------------------------------------
Trust Shares      12/14/98/1/      -11.60%    17.73%    15.17%
-----------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 8/3/92 to 7/31/91 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Large Cap Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 8/3/92 to 12/13/98 of the DG Equity Fund and from 12/14/98 to 3/12/00 of the ISG Large Cap Equity Fund, which were open-end investment companies that were predecessor funds to the AmSouth Large Cap Fund.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 12/15/98 and 12/14/98, respectively, are based on the historical per-formance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge
    (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Mid Cap Fund


Portfolio Managers

Van Schreiber, Chief Portfolio
Manager
Robert Deaton, CFA, Portfolio
Manager
Bennett Lawrence Management, LLC
(sub-advisor)

Van has 35 years of investment
management experience. He holds an
M.B.A. from New York University and
an undergraduate degree from
Williams College. Robert is a
Chartered Financial Analyst with 14
years of experience in the
securities business. He has an
M.B.A. from Vanderbilt University
and a B.A. from Davidson College.


PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Mid Cap Fund uses a two-step investment process. First, we identify major demand trends that present powerful investment opportunities. Then, we select companies that are best positioned to benefit from these trends. Before a company is selected, our analysts conduct extensive analysis of the business and its associated risks. The outcome of this process is a portfolio invested in a relatively small number of highly profitable companies."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund's total return was -27.65% (Class A Shares at NAV). In comparison, the Russell MidCap(R) Growth Index pro-duced a -31.81% return.

Q. What factors affected your performance?

A. While our overall performance for this period was disappointing, we did outperform our benchmark by being underweighted, relative to the index, in the shares of technology and health care companies. Traditionally, these two sec-tors have very high valuations, so they were hit particularly hard during the period as valuations corrected almost across the board.

Keeping our exposure to technology and health care relatively low was a con-scious effort. In the case of technology companies, we felt that the fallout from the "dot-com" implosion--for a growth-oriented fund--would work its way up and down the supply chain with a far-reaching impact on the semiconductor, telecommunication equipment, and networking businesses.

In health care, we stayed away from biotechnology companies. We are primarily interested in companies with above-average revenue and earnings growth, which prevents us from owning most of the biotech names. We have enjoyed very good results from Forest Laboratories, Inc. (4.16% of net assets), a well-positioned pharmaceutical company that is marketing a new drug for depression. Varian Med-ical Systems, Inc. (3.82%), which has developed a promising treatment for can-cer, also has performed well for us. Our holdings of the financial-services stocks, were profitable as they were big beneficiaries of lower interest rates. Nonetheless, the last year was a difficult one for growth-oriented funds, and we did not escape the strong negative pull of the market on growth stocks. We are, however, long-term investors with investment horizons that stretch out three to five years and longer. We continue to seek out attractive companies that will deliver solid returns over a market cycle.++

As of July 31, 2001, the Fund's top five holdings were Laboratory Corporation of America (4.81%), Eclipsys Corp. (4.46%), Forest Laboratories, Inc. (4.16%), Microchip Technology, Inc. (3.95%) and Varian Medical Systems, Inc. (3.82%).++

Q. What is your outlook for the next six to 12 months?

A. We believe that corporate profits will continue to decline, with the economy not starting to improve until the first calendar quarter of 2002. However, while we are not economic prognosticators, we feel that the downside for the stock market is limited. As has been the case in recent months, this will be a stock picker's market, with sector rotation continuing to be swift. We will re-main focused on companies that we believe are capable of delivering good oper-ating results.

 ++The Fund's portfolio composition is subject to change.

                                                          AmSouth Mid Cap Fund


Value of a $10,000 Investment

                                    [CHART]

             AmSouth Mid Cap Fund     AmSouth Mid Cap     AmSouth Mid Cap Fund        Russell Mid-Cap
                Class A Shares      Fund Class B Shares        Trust Shares             Growth Index
5/4/1999           $ 9,452                 $10,000                $10,000                 $10,000
5/31/1999            9,338                   9,880                  9,880                   9,871
6/30/1999           10,331                  10,920                 10,940                  10,561
7/31/1999           10,567                  11,170                 11,190                  10,224
8/31/1999           10,614                  11,210                 11,240                  10,118
9/30/1999           10,851                  11,450                 11,490                  10,032
10/31/1999          11,786                  12,440                 12,490                  10,808
11/30/1999          13,696                  14,450                 14,510                  11,927
12/31/1999          16,380                  17,280                 17,370                  13,992
1/31/2000           16,304                  17,160                 17,270                  13,989
2/29/2000           19,026                  20,010                 20,150                  16,930
3/31/2000           18,507                  19,450                 19,600                  16,947
4/30/2000           16,153                  16,960                 17,110                  15,302
5/31/2000           14,792                  15,530                 15,670                  14,187
6/30/2000           16,115                  16,900                 17,070                  15,692
7/31/2000           15,756                  16,520                 16,700                  14,698
8/31/2000           17,656                  18,500                 18,720                  16,915
9/30/2000           16,928                  17,730                 17,950                  16,088
10/31/2000          15,794                  16,530                 16,740                  14,987
11/30/2000          13,327                  13,940                 14,130                  11,730
12/31/2000          13,932                  14,560                 14,780                  12,348
1/31/2001           13,894                  14,520                 14,750                  13,053
2/28/2001           12,628                  13,190                 13,400                  10,795
3/31/2001           11,399                  11,860                 12,060                   9,250
4/30/2001           12,524                  13,020                 13,250                  10,792
5/31/2001           12,694                  13,190                 13,430                  10,742
6/30/2001           12,231                  12,700                 12,940                  10,747
7/31/2001           11,399                  11,530                 12,060                  10,023

-------------------------------------------------------------------------
Average Annual Total Return
-------------------------------------------------------------------------
As of                    Inception          1             Since
July 31, 2001              Date            Year         Inception
-------------------------------------------------------------------------
Class A Shares*           5/4/99          -31.63%         6.02%
-------------------------------------------------------------------------
Class B Shares **         5/4/99          -31.97%         6.56%
-------------------------------------------------------------------------
Trust Shares              5/4/99          -27.78%         8.72%
-------------------------------------------------------------------------

 *Reflects maximum 5.05% sales charge
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart above represents a comparison of a hypothetical $10,000 investment from 5/4/99 to 7/31/01 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Mid Cap Fund is measured against the Russell MidCap(R) Growth Index, an unmanaged index representative of the performance of a basket of more than 430 mid-cap growth stocks. The index does not re-flect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The total returns reflect the performance from 5/4/99 to 3/12/00 of the ISG Mid-Cap Fund, an open-end investment company that was predecessor to the AmSouth Mid Cap Fund.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Small Cap Fund+


Portfolio Manager

Dean McQuiddy, CFA
Principal and Director of Equity
Investments
Sawgrass Asset Management, LLC
(sub-advisor)

Dean McQuiddy, Portfolio Manager to
the AmSouth Small Cap Fund, has 19
years of experience in investment
management and a B.S. in finance.
He created and managed the small-
cap growth product at Barnett
Capital Advisors for 11 years.


PORTFOLIO MANAGER'S PERSPECTIVE

"For the AmSouth Small Cap Fund, we use a disciplined investment process to identify 60 to 80 fundamentally attractive small companies that share certain attributes: above-market sales and earnings growth, increasing estimates of future earnings and reasonable valuations. We aim to buy these companies in the early stages of their growth--before their stocks get overvalued in the marketplace."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of - 10.33% (Class A Shares at NAV). In comparison, the Russell 2000(R) Growth Index produced a -23.31% return.

Q. What factors affected your performance?

A. Over the last 12 months, we were challenged by a very tough environment for most types of growth stocks, especially small caps. We were not immune to these market realities despite the outperformance of our benchmark. We are in the middle or, hopefully, close to the end, of a true bear market. Thanks to some strong stock selection, we were able to keep losses modest on a relative basis.

Factors that benefited the Fund included our significant underweighting in technology, a sector that fell precipitously during the period; only about 15% of the portfolio was invested in technology stocks, compared to our benchmark's 30% technology weighting. More specifically, we had no exposure to Internet and telecommunications equipment stocks, and managed to avoid the massive losses suffered by those areas, each of which was down more than 70% for the year.

We primarily seek small companies, which are profitable, and whose earnings growth appears to be unusually strong and attractive. We believe this invest-ment discipline enabled us to reduce risk. We were also helped by solid gains in such consumer cyclical areas as retail, homebuilders, and education service companies.

As of July 31, 2001, the Fund's top five holdings were Career Education Corp. (3.34% of net assets), Pharmaceutical Product Development, Inc. (3.20%), New York Community Bancorp, Inc. (2.94%), First Health Group Corp. (2.91%) and AdvancePCS (2.76%).++

Q. What is your outlook for the next six to 12 months?

A. The Fed is working hard to provide liquidity, and we believe they will win this battle. Historically, when the Fed has cut rates as they have done this year, stocks in general, and small stocks in particular, have risen over the next 12 months. Overall, we are encouraged that stocks with positive earnings are still selling at a discount to the market, despite higher, historical and projected earnings growth rates. We believe that this is a very attractive sec-tor going forward.

 + Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

 ++The Fund's portfolio composition is subject to change.

                                                        AmSouth Small Cap Fund


                                    [CHART]

Value of a $10,000 Investment


                  AmSouth Small Cap        AmSouth Small Cap         AmSouth Small Cap        Russell 2000
                Fund (Class A Shares)*   Fund (Class B Shares)**    Fund (Trust Shares)       Growth Index
    3/2/1998           $ 9,450                  $10,000                   $10,000                $10,000
   3/31/1998             9,764                   10,290                    10,302                 10,419
   4/30/1998             9,764                   10,290                    10,302                 10,483
   5/31/1998             9,063                    9,540                     9,572                  9,722
   6/30/1998             9,328                    9,810                     9,852                  9,821
   7/31/1998             8,664                    9,110                     9,152                  9,001
   8/31/1998             6,712                    7,050                     7,091                  6,923
   9/30/1998             7,479                    7,860                     7,911                  7,625
  10/31/1998             7,261                    7,630                     7,681                  8,023
  11/30/1998             7,840                    8,220                     8,281                  8,645
  12/31/1998             8,901                    9,340                     9,422                  9,427
   1/31/1999             8,456                    8,860                     8,941                  9,852
   2/28/1999             7,698                    8,060                     8,141                  8,950
   3/31/1999             7,186                    7,520                     7,601                  9,269
   4/30/1999             7,091                    7,420                     7,511                 10,088
   5/31/1999             7,299                    7,630                     7,731                 10,104
   6/30/1999             8,001                    8,360                     8,481                 10,636
   7/31/1999             7,963                    8,310                     8,441                 10,307
   8/31/1999             7,925                    8,270                     8,401                  9,922
   9/30/1999             8,105                    8,450                     8,591                 10,113
  10/31/1999             8,134                    8,480                     8,631                 10,372
  11/30/1999             8,958                    9,330                     9,502                 11,469
  12/31/1999            10,323                   10,740                    10,952                 13,490
   1/31/2000            10,295                   10,720                    10,942                 13,364
   2/29/2000            12,390                   12,890                    13,162                 16,474
   3/31/2000            12,523                   13,020                    13,302                 14,742
   4/30/2000            12,238                   12,720                    13,002                 13,254
   5/31/2000            11,565                   12,000                    12,282                 12,093
   6/30/2000            12,561                   13,040                    13,352                 13,655
   7/31/2000            11,869                   12,310                    12,612                 12,485
   8/31/2000            12,940                   13,410                    13,752                 13,798
   9/30/2000            12,911                   13,370                    13,722                 13,113
  10/31/2000            12,902                   13,350                    13,712                 12,048
  11/30/2000            11,262                   11,650                    11,972                  9,861
  12/31/2000            12,251                   12,664                    13,026                 10,464
   1/31/2001            11,536                   11,608                    12,262                 11,311
   2/28/2001            11,031                   11,385                    11,729                  9,760
   3/31/2001            10,390                   10,718                    11,053                  8,873
   4/30/2001            11,315                   11,674                    12,040                  9,959
   5/31/2001            11,105                   11,441                    11,818                 10,190
   6/30/2001            10,947                   11,285                    11,652                 10,468
   7/31/2001            10,642                   10,656                    11,330                  9,576

--------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------
As of                      Inception               1             Since
July 31, 2001                 Date                Year         Inception
--------------------------------------------------------------------------
Class A Shares*            3/2/98                -15.27%        1.84%
--------------------------------------------------------------------------
Class B Shares**           3/2/98                -15.03%        1.88%
--------------------------------------------------------------------------
Trust Shares               3/2/98                -10.16%        3.73%
--------------------------------------------------------------------------

 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent sales charge (maximum 5.00%).



 The chart above represents a comparison of a hypothetical $10,000 investment from 3/2/98 to 7/31/01 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Small Cap Fund is measured against the Russell 2000(R) Growth Index, an unmanaged index generally representative of domesti-cally traded common stocks of small to mid-sized companies. The index does not reflect the deduction of fees associated with a mutual fund, such as in-vestment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Equity Income Fund




Portfolio Manager

Christopher Wiles, CFA
President and Chief Investment
Officer
Rockhaven Asset Management, LLC
(sub-advisor)

Chris has more than 15 years of
investment management experience
and holds an M.B.A. and a
bachelor's degree in finance.
Previously, he was affiliated with
Federated Investments and Mellon
Bank.


PORTFOLIO MANAGER'S PERSPECTIVE

"With the AmSouth Equity Income Fund, we try to reduce risk through a disciplined portfolio construction limited, under normal conditions, to 50 stocks. Then we select the most attractive securities on a risk/reward basis in each sector. Rather than trying to time the market or guess which sector may offer the greatest return, we put our emphais on investing in what we believe are the best-yielding, best dividend-growing securities, sector by sector."



[LOGO] Q&A

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund's total return was -12.96% (Class A Shares at NAV). In comparison, the S&P 500 Index produced a -14.32% return, and the Lipper Equity Income Funds Index returned 6.97%.+

Q. What factors affected your performance?

A. The last 12 months, really the last 18 months, have been a true bear market in every sense of the term. Technology, telecommunications, and a majority of other industrial companies continued to come under pressure from an economic slowdown, and a tight monetary policy, although the Fed did reverse course and has eased interest rates considerably since the first of the year. Clearly, we have had a bear market in a large segment of the U.S. stock market. It is now apparent that the S&P 500 Stock Index is not immune, and neither were we.

In hindsight, the reason we did not outperform our Lipper Equity Income bench-mark was that we owned good companies, run by good managers, but we held them longer than we should have; fundamentally, the companies were doing very well, but their stock prices were overvalued relative to the marketplace.

What differentiates us from a lot of our peers in the equity income sector, is that we are sector-neutral to the S&P 500, rather than concentrating simply on value-oriented companies. Our goal is to provide shareholders with market per-formance, while delivering above-average income and below-average risk. Over the last three years, we have achieved this goal. During the most recent 12 months, however, the classic equity income fund--which buys stocks based on yield--profited from gains in such high-yield sectors as financials, utilities and energy. Being sector-neutral, we were not overweighted in these sectors, and this in turn hurt performance during the period.

As of July 31, 2001, the Fund's top five holdings Citigroup, Inc., common shares (3.17% of net assets); Washington Mutual, Inc., convertible shares (2.82%); L-3 Communications, Inc., convertible bond (2.42%); Exxon Mobil Corp., common shares (2.40%); and EOG Resources, convertible shares (2.39%).++

Q. What is your outlook for the next six to 12 months?

A. We believe the economy will begin to show some recovery in the beginning of 2002, evident by a couple of positive signs on the horizon. One is that there are many healthy paradoxes in the stock market and the economy; one of those paradoxes is that whenever industrial production falls, the stock market usu-ally stages a powerful rally over the next 12 months. We are already seeing signs that companies are making bottoms in announcing bad news and building on a base for future growth. Do not underestimate the resolve of corporate America to respond to changing economic realities.

 + The Lipper Equity Income Funds Index is an index comprised of managed mu-tual funds that seek relatively high current income and growth of income through investing 65% or more of their portfolio in dividend-paying equity securities.

 ++The Fund's portfolio composition is subject to change.

                                                    AmSouth Equity Income Fund


Value of a $10,000 Investment

                                    [CHART]


                AmSouth       AmSouth            AmSouth
                Equity         Equity            Equity
                Income         Income            Income
                 Fund           Fund              Fund            S&P 500
               (Class A       (Class             (Trust            Stock
                Shares)*     B Shares)**         Shares)           Index
 3/20/1997     $ 9,452       $10,000            $10,000          $10,000
 3/31/1997       9,293         9,829              9,832            9,589
 4/30/1997       9,618        10,171             10,175           10,162
 5/31/1997      10,168        10,742             10,758           10,780
 6/30/1997      10,482        11,063             11,090           11,264
 7/31/1997      11,136        11,745             11,781           12,160
 8/31/1997      10,805        11,384             11,432           11,478
 9/30/1997      11,291        11,871             11,948           12,107
10/31/1997      10,878        11,434             11,514           11,703
11/30/1997      11,129        11,693             11,781           12,244
12/31/1997      11,331        11,898             11,999           12,455
 1/31/1998      11,457        12,025             12,134           12,592
 2/28/1998      12,221        12,812             12,935           13,501
 3/31/1998      12,664        13,271             13,407           14,192
 4/30/1998      12,635        13,234             13,390           14,335
 5/31/1998      12,351        12,929             13,092           14,088
 6/30/1998      12,394        12,967             13,140           14,661
 7/31/1998      11,947        12,490             12,669           14,504
 8/31/1998      10,428        10,901             11,061           12,411
 9/30/1998      10,839        11,314             11,488           13,202
10/31/1998      11,634        12,139             12,345           14,276
11/30/1998      12,383        12,914             13,142           15,142
12/31/1998      12,707        13,244             13,489           16,014
 1/31/1999      13,113        13,655             13,912           16,683
 2/28/1999      12,718        13,235             13,506           16,165
 3/31/1999      13,050        13,583             13,862           16,812
 4/30/1999      13,586        14,124             14,435           17,463
 5/31/1999      13,231        13,749             14,048           17,050
 6/30/1999      13,911        14,449             14,785           17,997
 7/31/1999      13,640        14,156             14,497           17,435
 8/31/1999      13,601        14,106             14,459           17,348
 9/30/1999      13,289        13,782             14,141           16,873
10/31/1999      14,234        14,738             15,137           17,941
11/30/1999      14,647        15,158             15,580           18,309
12/31/1999      15,854        16,402             16,882           19,384
 1/31/2000      16,049        16,589             17,090           18,410
 2/29/2000      16,541        17,101             17,617           18,061
 3/31/2000      17,276        17,849             18,406           19,828
 4/30/2000      16,726        17,260             17,810           19,231
 5/31/2000      16,271        16,778             17,328           18,837
 6/30/2000      16,889        17,409             18,000           19,301
 7/31/2000      16,248        16,738             17,331           18,999
 8/31/2000      17,928        18,454             19,112           20,180
 9/30/2000      17,017        17,505             18,143           19,114
10/31/2000      16,466        16,938             17,558           19,033
11/30/2000      14,741        15,145             15,723           17,533
12/31/2000      15,624        16,049             16,665           17,619
 1/31/2001      16,181        16,606             17,261           18,244
 2/28/2001      14,827        15,210             15,820           16,582
 3/31/2001      13,986        14,334             14,925           15,532
 4/30/2001      14,954        15,323             15,959           16,737
 5/31/2001      15,068        15,431             16,095           16,850
 6/30/2001      14,312        14,639             15,278           16,440
 7/31/2001      14,142        14,255             15,098           16,279

Average Annual Total Return
As of              Inception          1          Since
July 31, 2001        Date            Year      Inception
--------------------------------------------------------
Class A Shares*    3/20/97         -17.76%        8.26%
--------------------------------------------------------
Class B Shares**    9/3/97/1/      -17.93%        8.46%
--------------------------------------------------------
Trust Shares        9/2/97/1/      -12.88%        9.90%
--------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart above represents a comparison of a hypothetical $10,000 investment from 3/20/97 to 7/31/01 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Equity Income Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees as-sociated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added servic-es. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 9/3/97 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The his-torical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Balanced Fund


Portfolio Managers

Richard H. Calvert, CFA, Vice
Preident
John P. Boston, CFA, Senior Vice
President
AmSouth Bank
AmSouth Investment Management
Company, LLC

Richard has been a portfolio
manager and analyst for more than
seven years. He is a member of
AmSouth Bank's value strategy group
and the asset allocation committee.
Richard also manages the AmSouth
Value Fund. He holds a B.S. in
economics.

John manages the AmSouth Government
Income Fund, the Limited Term Bond
Fund and co-manages the AmSouth
Bond Fund. He has more than 10
years of experience as a fixed-
income manager. He holds a
bachelor's degree in finance and
political science.
PORTFOLIO MANAGER PERSPECTIVE

"The AmSouth Balanced Fund is a diversified fund that offers investors a simple and easy way to balance their investments in stock as well as in bonds. Within our equity components, we follow a value strategy, seeking to buy solid companies at attractive prices. We also assess market opportunities to allocate assets where we feel they have the best prospects for risk-adjusted returns."




[LOGO] Q&A

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 13.93% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index produced a -14.32%, the Lehman Brothers Government/Credit Bond Index gained 12.71%, and the Lipper Balanced Funds Index had a -0.85% return.+

Q. What factors affected your performance?

A. We had a great year, outdistancing our benchmarks, the S&P 500 and the Leh-man Brothers Government/Credit Bond Index, and strongly outperforming our peers in the Lipper Balanced Funds Index. During a period when stocks generally sank and bonds rose in value, a Fund such as ours--with significant weighting in fixed-income securities--had no trouble outperforming the major equity aver-ages. However, it was our judicious stock picking and sizable allocation to value stocks that helped us post a very attractive positive return.

We feel the speculative bubble that inflated prices in the technology and tele-communications sectors damaged the overall market. Valuations went beyond ex-treme levels; in fact, we feel this could have been the largest speculative bubble the U.S. stock market has ever seen, and the results of the bubble's de-flation could last for years.

At the same time, the value sector performed admirably. Value investing pros-pered precisely because it does focus on fundamental valuations, as opposed to the false promise of future profits that was floated by many technology compa-nies.

Among our value-oriented holdings, the Fund profited from investments in ener-gy, specialty chemical, and business equipment stocks. We also saw several of our growth stocks rise in value and contribute to the Fund's performance. We believe that our mandate as a "balanced" portfolio obliges us to employ a bal-anced approach that includes growth stocks offering attractive valuations.

As of July 31, 2001, the Fund's top five equity holdings were Washington Mutu-al, Inc (2.28% of net assets), Engelhard Corp. (2.03%), First Data Corp. (1.88%), Texaco, Inc. (1.87%) and St. Paul Cos., Inc. (1.58%).++

On the fixed-income side, this was a very good time for investors to have expo-sure to bonds. There was a marked slowdown in economic growth, and we have seen four consecutive quarters of below-average growth in the Gross Domestic Prod-uct.++ Additionally, the Fed has lowered interest rates six times since the first of the year through July 31, 2001. We now have a Fed that has moved to a stimulative monetary policy, and we have in place a stimulative fiscal policy, namely, a tax cut. Over the last 12 months, we have seen almost unprecedented easing of monetary policy. Such an environment is always productive for bonds.

As of July 31, 2001, the fixed-income securities within the Fund maintained an average credit quality of AAA (as rated by Standard & Poor's), with an average maturity of 7.0 years. Approximately 49.4% of the Fund's assets were invested in stocks, with 48.0% invested in bonds and 1.8% in cash equivalents.++

Q. What is your outlook for the next six to 12 months?

A. With regard to stocks, we don't try to guess which way the market is going to go. We do continue to believe that the next 12 months will be much like the last 12, in that it's going to be a stock picker's market. In the fixed-income arena, we wouldn't be surprised to see the bond market just tread water, with yields and prices hovering in a fairly narrow trading range. The Fed could cut rates a little lower, to protect further against economic recession, but we don't believe there is much more room on the downside for rates.


 + The Lipper Balanced Funds Index consists of mutual funds whose primary ob-jective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

 ++ The Gross Domestic Product (GDP) is the measure of market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

 ++ The Fund's portfolio composition is subject to change.

                                                         AmSouth Balanced Fund


                                    [CHART]

Value of a $10,000 Investment
                                                   Lehman
                                                   Brothers
              AmSouth      AmSouth     AmSouth   Government/
              Balanced     Balanced    Balanced    Credit
             Fund (Class  Fund (Class Fund (Trust    Bond     S&P 500
              A Shares)*   B Shares)    Shares)     Index   Stock Index

12/19/1991    $ 9,452      $10,000     $10,000    $10,000    $10,000
12/31/1991     10,064       10,655      10,647     10,337     11,144
 1/31/1992     10,084       10,655      10,669     10,184     10,936
 2/29/1992     10,217       10,799      10,810     10,238     11,078
 3/31/1992     10,084       10,642      10,669     10,182     10,862
 4/30/1992     10,303       10,865      10,901     10,243     11,181
 5/31/1992     10,420       10,983      11,024     10,441     11,236
 6/30/1992     10,377       10,931      10,979     10,595     11,069
 7/31/1992     10,746       11,311      11,369     10,866     11,521
 8/31/1992     10,602       11,140      11,216     10,963     11,285
 9/30/1992     10,774       11,311      11,399     11,112     11,418
10/31/1992     10,704       11,232      11,325     10,942     11,457
11/30/1992     10,869       11,402      11,499     10,932     11,847
12/31/1992     10,942       11,468      11,576     11,120     11,993
 1/31/1993     11,191       11,717      11,840     11,363     12,093
 2/28/1993     11,384       11,913      12,045     11,599     12,258
 3/31/1993     11,614       12,136      12,288     11,638     12,516
 4/30/1993     11,688       12,202      12,366     11,728     12,214
 5/31/1993     11,880       12,398      12,569     11,722     12,541
 6/30/1993     11,944       12,451      12,636     11,988     12,577
 7/31/1993     11,977       12,477      12,672     12,065     12,527
 8/31/1993     12,335       12,844      13,051     12,342     13,002
 9/30/1993     12,253       12,739      12,964     12,386     12,902
10/31/1993     12,388       12,870      13,106     12,436     13,169
11/30/1993     12,312       12,779      13,026     12,296     13,044
12/31/1993     12,513       12,975      13,239     12,350     13,201
 1/31/1994     12,912       13,381      13,661     12,535     13,650
 2/28/1994     12,645       13,093      13,378     12,262     13,280
 3/31/1994     12,198       12,621      12,906     11,962     12,701
 4/30/1994     12,223       12,634      12,932     11,862     12,864
 5/31/1994     12,407       12,818      13,126     11,841     13,075
 6/30/1994     12,301       12,700      13,014     11,814     12,754
 7/31/1994     12,591       12,988      13,322     12,050     13,173
 8/31/1994     12,831       13,224      13,575     12,055     13,713
 9/30/1994     12,585       12,962      13,315     11,873     13,378
10/31/1994     12,676       13,041      13,411     11,860     13,678
11/30/1994     12,330       12,674      13,045     11,838     13,180
12/31/1994     12,465       12,805      13,188     11,916     13,376
 1/31/1995     12,688       13,014      13,424     12,145     13,723
 2/28/1995     13,134       13,473      13,896     12,427     14,257
 3/31/1995     13,390       13,722      14,167     12,510     14,678
 4/30/1995     13,769       14,102      14,568     12,684     15,110
 5/31/1995     14,220       14,548      15,045     13,216     15,714
 6/30/1995     14,277       14,587      15,105     13,321     16,079
 7/31/1995     14,511       14,823      15,353     13,269     16,613
 8/31/1995     14,593       14,889      15,439     13,439     16,654
 9/30/1995     14,831       15,125      15,691     13,576     17,357
10/31/1995     14,772       15,046      15,629     13,776     17,295
11/30/1995     15,209       15,478      16,091     14,003     18,054
12/31/1995     15,396       15,662      16,289     14,209     18,402
 1/31/1996     15,737       15,990      16,650     14,297     19,028
 2/29/1996     15,690       15,924      16,600     13,994     19,205
 3/31/1996     15,853       16,081      16,772     13,877     19,390
 4/30/1996     16,051       16,265      16,982     13,781     19,676
 5/31/1996     16,110       16,317      17,045     13,757     20,184
 6/30/1996     16,147       16,343      17,083     13,942     20,260
 7/31/1996     15,724       15,898      16,636     13,974     19,365
 8/31/1996     15,959       16,121      16,885     13,940     19,773
 9/30/1996     16,283       16,435      17,227     14,188     20,887
10/31/1996     16,478       16,619      17,434     14,519     21,462
11/30/1996     17,126       17,261      18,119     147,86     230,85
12/31/1996     16,891       17,012      17,871     14,622     22,627
 1/31/1997     17,253       17,353      18,254     14,640     24,041
 2/28/1997     17,518       17,615      18,535     14,670     24,229
 3/31/1997     17,179       17,261      18,175     14,496     23,234
 4/30/1997     17,550       17,615      18,568     14,707     24,621
 5/31/1997     18,295       18,349      19,357     14,844     26,120
 6/30/1997     18,761       18,794      19,850     15,022     27,292
 7/31/1997     19,877       19,895      21,030     15,482     29,462
 8/31/1997     19,353       191358      20,475     15,309     27,811
 9/30/1997     20,160       20,150      21,334     15,549     29,334
10/31/1997     19,759       19,741      20,914     15,798     28,354
11/30/1997     20,116       20,089      21,296     15,881     29,667
12/31/1997     20,412       20,372      21,615     16,048     30,176
 1/31/1998     20,617       20,553      21,822     16,274     30,510
 2/28/1998     21,350       21,288      22,617     16,242     32,711
 3/31/1998     22,007       21,919      23,304     16,292     34,386
 4/30/1998     21,907       21,806      23,217     16,374     34,732
 5/31/1998     21,945       21,835      23,263     16,549     34,135
 6/30/1998     22,144       22,006      23,463     16,718     35,522
 7/31/1998     21,774       21,625      23,076     16,731     35,143
 8/31/1998     20,400       20,245      21,623     17,057     30,070
 9/30/1998     21,374       21,215      22,677     17,545     31,988
10/31/1998     22,261       22,084      23,622     17,421     34,591
11/30/1998     22,914       22,721      24,320     17,525     36,689
12/31/1998     23,091       22,866      24,515     17,567     38,800
 1/31/1999     23,098       22,861      24,528     17,692     40,423
 2/28/1999     22,594       22,364      23,997     17,271     39,167
 3/31/1999     22,957       22,692      24,388     17,357     40,735
 4/30/1999     24,015       23,742      25,517     17,401     42,311
 5/31/1999     24,013       23,701      25,519     17,221     41,312
 6/30/1999     24,223       23,893      25,746     17,168     43,605
 7/31/1999     23,820       23,497      25,324     17,120     42,243
 8/31/1999     23,471       23,121      24,959     17,106     42,034
 9/30/1999     22,950       22,608      24,410     17,260     40,882
10/31/1999     23,385       23,023      24,877     17,305     43,469
11/30/1999     23,280       22,904      24,771     17,295     44,362
12/31/1999     23,397       22,999      24,887     17,189     46,965
 1/31/2000     22,767       22,356      24,217     17,184     44,605
 2/29/2000     22,304       21,902      23,730     17,399     43,761
 3/31/2000     23,688       23,249      25,209     17,649     48,042
 4/30/2000     23,572       23,121      25,088     17,563     46,596
 5/31/2000     23,726       23,258      25,276     17,547     45,640
 6/30/2000     23,214       22,740      24,714     17,905     46,766
 7/31/2000     23,570       23,075      25,097     18,095     46,034
 8/31/2000     24,545       24,016      26,139     18,350     48,894
 9/30/2000     24,645       24,081      26,248     18,420     46,313
10/31/2000     24,995       24,409      26,625     18,536     46,117
11/30/2000     24,953       24,370      26,583     18,853     42,481
12/31/2000     25,780       25,166      27,467     19,224     42,689
 1/31/2001     26,118       25,480      27,830     19,547     44,203
 2/28/2001     26,059       25,387      27,772     19,748     40,176
 3/31/2001     25,801       25,120      27,499     19,839     37,633
 4/30/2001     26,502       25,809      28,250     19,690     40,554
 5/31/2001     26,952       26,212      28,735     19,805     40,825
 6/30/2001     26,712       25,960      28,481     19,900     39,833
 7/31/2001     26,853       26,082      28,634     20,395     39,443

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

Average Annual Total Return

As of                  Inception        1               5         Since
July 31, 2001             Date         Year            Year     Inception
---------------------------------------------------------------------------
Class A Shares*       12/19/91         7.63%          10.04%      10.82%
---------------------------------------------------------------------------
Class B Shares**        9/2/97/1/      8.05%          10.14%      10.48%
---------------------------------------------------------------------------
Trust Shares            9/2/97/1/     14.09%          11.47%      11.56%
---------------------------------------------------------------------------

 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 12/19/91 to 7/31/01 in the indicated share class versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 The performance of the AmSouth Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole; and the Lehman Brothers Government/Credit Bond Index, an unmanaged broad-based index representative of the total return of long-term government and corporate bonds. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can in-vest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 /1/ Performance for the Class B and Trust Shares, which commenced operations on 9/2/97, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Select Equity Fund


Portfolio Managers

Neil Wright, President and Chief
Investment Officer
Janna Sampson, Director of
Portfolio Management
Peter Jankovskis, Director of
Research
OakBrook Investments, LLC (sub-
advisor)

As Portfolio Managers of the
AmSouth Select Equity Fund and the
AmSouth Enhanced Market Fund, Neil,
Janna and Peter have 50 years of
combined experience. Neil and Peter
have Ph.D.s in economics, and Janna
holds an M.A. in economics. They
have worked together for the past
nine years.


PORTFOLIO MANAGER'S PERSPECTIVE

"Our goal in managing the AmSouth Select Equity Fund is to outperform the S&P 500 over a complete market cycle while experiencing less volatility than the broad stock market. We look for 20 to 25 leading companies that have a dominant market position, or a well-known brand name, yet whose stock price is undervalued. To make this 'growth at a reasonable price' strategy work, we use economic theory to determine whether a company is likely to recover its dominant position after a dip. We believe our patient, long-term approach offers excellent defensive protection, which can reduce losses when the market is weak."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund's total return was 28.96% (Class A Shares at NAV). In comparison, the S&P 500 Index produced a -14.32% return.+

This was a tremendous year for the Fund, outperforming the S&P 500 Stock Index by more than 43%. This performance ranked among the top 9% of all domestic eq-uity mutual funds during the period.++

Q. What factors affected your performance?

A. The Fund benefited from its stable growth investment style, which became more attractive to investors during the last 12 months, and strong stock selec-tion within the stable growth category. The dramatic decline in the value of technology shares during the period caused investors to seek out stocks with records of stable earnings growth. We feel our market power analysis enabled us to identify many of the best-performing stocks within the stable growth style. For example, four of our holdings rose more than 50%: H&R Block, Inc. (6.83% of net assets), up 129%; Waste Management, Inc. (8.06%), up 67%; Ralston Purina Group (4.83%), up 61%; and J.M. Smucker Co. (2.28%), up 54%.++

As of July 31, 2001, the Fund's top five holdings were Waste Management, Inc. (8.06% of net assets), SYSCO Corp. (7.31%), H&R Block, Inc. (6.83%), General Mills, Inc. (6.73%) and Moody's Corp. (6.24%).++

Q. What is your outlook for the next six to 12 months?

A. Looking ahead, we are hopeful that the market in general can regain its equilibrium. Taking out the disastrous declines in technology and communication services, the rest of the market actually rose by about 6% during the period. We believe the core of the U.S. economy remains intact, and that the rest of the market has a chance to move forward. We feel our strategy has served our shareholders and us very well during the last 12 months, and we hope to main-tain our advantage going forward.

 + The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

 ++ The AmSouth Select Equity Fund ranked 43 out of 514 funds in the domestic equity funds category for the one-year period, but was not ranked for the five- and 10-year periods. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 7/31/01.

 ++The Fund's portfolio composition is subject to change.

                                                    AmSouth Select Equity Fund


                                    [CHART]
Value of a $10,000 Investment

                 AmSouth Select Equity      AmSouth Select Equity     AmSouth Select Equity      S&P 500
                 Fund (Class A Shares)*     Fund (Class B Shares)**    Fund (Trust Shares)      Stock Index
  9/1/1998              $ 9,452                    $10,000                   $10,000              $10,000
 9/30/1998                9,928                     10,500                    10,504               10,638
10/31/1998               10,772                     11,390                    11,396               11,503
11/30/1998               11,052                     11,670                    11,693               12,201
12/31/1998               11,400                     12,026                    12,051               12,903
 1/31/1999               11,286                     11,895                    11,941               13,443
 2/28/1999               11,003                     11,590                    11,643               13,025
 3/31/1999               10,994                     11,574                    11,636               13,547
 4/30/1999               11,924                     12,556                    12,631               14,071
 5/31/1999               11,488                     12,085                    12,159               13,738
 6/30/1999               11,973                     12,591                    12,686               14,501
 7/31/1999               11,289                     11,859                    11,962               14,048
 8/31/1999               10,919                     11,468                    11,569               13,979
 9/30/1999               10,409                     10,914                    11,022               13,596
10/31/1999               10,514                     11,024                    11,143               14,456
11/30/1999               10,057                     10,542                    10,659               14,753
12/31/1999               10,246                     10,733                    10,863               15,619
 1/31/2000                9,537                      9,984                    10,123               14,834
 2/29/2000                8,803                      9,199                     9,337               14,553
 3/31/2000                9,346                      9,776                     9,915               15,977
 4/30/2000                9,170                      9,590                     9,741               15,496
 5/31/2000                9,606                     10,027                    10,191               15,178
 6/30/2000                9,461                      9,868                    10,039               15,552
 7/31/2000                9,048                      9,431                     9,602               15,309
 8/31/2000                9,516                      9,911                    10,101               16,260
 9/30/2000                9,840                     10,250                    10,457               15,402
10/31/2000               10,261                     10,697                    10,893               15,336
11/30/2000               10,711                     11,156                    11,372               14,127
12/31/2000               11,543                     12,018                    12,266               14,196
 1/31/2001               11,075                     11,227                    11,771               14,700
 2/28/2001               11,159                     11,592                    11,848               13,361
 3/31/2001               10,826                     11,254                    11,506               12,515
 4/30/2001               11,107                     11,538                    11,804               13,486
 5/31/2001               11,522                     11,953                    12,244               13,577
 6/30/2001               11,439                     11,865                    12,156               13,247
 7/31/2001               11,668                     11,795                    12,399               13,117

--------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------
As of                      Inception            1                Since
July 31, 2001                 Date            Year             Inception
--------------------------------------------------------------------------
Class A Shares*             9/1/98            21.83%              5.44%
--------------------------------------------------------------------------
Class B Shares**            9/2/98/1/         23.24%              5.83%
--------------------------------------------------------------------------
Trust Shares               12/3/98/1/         29.12%              7.66%
--------------------------------------------------------------------------

 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart above represents a comparison of a hypothetical $10,000 investment from 9/1/98 to 7/31/01 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Select Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees as-sociated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added servic-es. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisors waived and/or reimbursed fees for various expenses. Had these waivers and/or reim-bursements not been in effect, performance quoted would have been lower.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 9/2/98 and 12/3/98, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Enhanced Market Fund


Portfolio Managers

Neil Wright, President and Chief
Investment Officer
Janna Sampson, Director of
Portfolio Management
Peter Jankovskis, Director of
Research
OakBrook Investments, LLC (sub-
advisor)

As Portfolio Managers of the
AmSouth Enhanced Market Fund and
the AmSouth Select Equity Fund,
Neil, Janna and Peter have 50 years
of combined experience. Neil and
Peter have Ph.D.s in economics, and
Janna holds an M.A. in economics.
They have worked together for the
past nine years.


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund's total return was -14.60% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index produced a - 14.32% return.

Q. What factors affected your performance?

A. The decline of the overall market was largely due to continued weakness in the communication and technology services sectors--which were down more than 20% and 50%, respectively, for the period as a whole. Demand for computers and related technology surged during 1999--as the world prepared to cope with the Y2K situation--leading many investors to believe that the sales of technology companies would continue to grow at 1999's high rate for several years. Howev-er, after Y2K passed, corporate buyers began to slow their rate of new orders, depressing earnings and leading to a tremendous drop-off in the stock prices of technology and communication companies.

The Fund benefited from strong selection throughout the year, demonstrating the value of the disciplined stock picking that is the hallmark of our active man-agement style. Examples included our decisions to overweight SBC Communica-tions, Inc. (1.54% of net assets), a stalwart in the communications services sector, and IBM Corp. (1.89%), which held most of its value in the face of withering losses in the technology sector. We also preserved shareholder value by underweighting American International Group, Inc. (1.97%), which was a lag-gard in the financial services sector.++

Unfortunately, our strong individual selections were not enough to overcome the dramatic decline in the value of technology shares. As with the S&P 500 Index, on which our portfolio is based, falling technology prices were responsible for most of the decline in the Fund's value during the period.

As of July 31, 2001, the Fund's top five holdings were General Electric Co. (3.65% of net assets), Microsoft Corp. (3.38%), Exxon Mobil Corp. (2.89%), Pfi-zer, Inc. (2.52%) and Citigroup, Inc. (2.47%).++

Q. What is your outlook for the next six to 12 months?

A. Looking ahead, we are hopeful that the market in general can regain its equilibrium. Taking out the disastrous declines in technology and communication services, the rest of the market actually rose by about 6% during the period. We believe the core of the U.S. economy remains intact, and the remainder of the market has a chance to move forward.

 ++The Fund's portfolio composition is subject to change.

                                                  AmSouth Enhanced Market Fund


Value of a $10,000 Investment

                                    [CHART]

                    AmSouth          AmSouth           AmSouth
                   Enhanced          Enhanced         Enhanced
                  Market Fund      Market Fund       Market Fund       S&P 500
               (Class A Shares)* (Class B Shares)** (Trust Shares)   Stock Index
9/1/1998           $ 9,452           $10,000           $10,000         $10,000
9/30/1998           10,048            10,623            10,631          10,638
10/31/1998          10,841            11,447            11,470          11,503
11/30/1998          11,535            12,173            12,204          12,201
12/31/1998          12,130            12,799            12,834          12,903
1/31/1999           12,624            13,305            13,358          13,443
2/28/1999           12,195            12,845            12,906          13,025
3/31/1999           12,746            13,410            13,482          13,547
4/30/1999           13,222            13,912            14,000          14,071
5/31/1999           12,901            13,568            13,651          13,738
6/30/1999           13,624            14,322            14,430          14,501
7/31/1999           13,226            13,890            14,010          14,048
8/31/1999           13,233            13,890            14,021          13,979
9/30/1999           12,840            13,469            13,608          13,596
10/31/1999          13,588            14,243            14,403          14,456
11/30/1999          13,884            14,536            14,710          14,753
12/31/1999          14,684            15,381            15,573          15,619
1/31/2000           14,025            14,675            14,875          14,834
2/29/2000           13,747            14,375            14,573          14,553
3/31/2000           15,070            15,755            15,990          15,977
4/30/2000           14,674            15,330            15,571          15,496
5/31/2000           14,368            14,988            15,248          15,178
6/30/2000           14,635            15,268            15,531          15,552
7/31/2000           14,477            15,092            15,374          15,309
8/31/2000           15,397            16,046            16,352          16,260
9/30/2000           14,546            15,144            15,451          15,402
10/31/2000          14,530            15,123            15,436          15,336
11/30/2000          13,405            13,930            14,233          14,127
12/31/2000          13,474            14,001            14,319          14,196
1/31/2001           13,927            14,155            14,789          14,700
2/28/2001           12,615            13,092            13,408          13,361
3/31/2001           11,799            12,237            12,541          12,515
4/30/2001           12,766            13,240            13,569          13,486
5/31/2001           12,796            13,261            13,601          13,577
6/30/2001           12,504            12,944            13,290          13,247
7/31/2001           12,363            12,486            13,141          13,117

Average Annual Total Return
As of              Inception          1          Since
July 31, 2001        Date            Year      Inception
--------------------------------------------------------
Class A Shares*     9/1/98         -19.29%        7.56%
--------------------------------------------------------
Class B Shares**    9/2/98/1/      -19.44%        7.92%
--------------------------------------------------------
Trust Shares      12/11/98/1/      -14.53%        9.83%
--------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart above represents a comparison of a hypothetical $10,000 investment from 9/1/98 to 7/31/01 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Enhanced Market Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 9/2/98 and 12/11/98, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth International Equity Fund+


Portfolio Managers

Herbert Gullquist, Chief Investment
Officer
John Reinsberg, Managing Director
International Equity Management
Lazard Asset Management (Sub-
Advisor)

Herbert and John have 37 years and
17 years of investment experience,
respectively. Herbert has a B.A.
from Northwestern University. John
holds an M.B.A. from Columbia
University and a B.A. from the
University of Pennsylvania.


PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth International Equity Fund selects undervalued companies in global markets, primarily in Europe and the Pacific Basin. Our team of global analysts uses fundamental research to assess the strengths and weaknesses of individual companies and their competitors, applying both quantitative and qualitative reviews. We seek to manage portfolio risk through security, market, country and regional diversification. We maintain a strict discipline of selling stocks when they reach our valuation targets."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund's total return was -20.62% (Class A Shares at NAV). In comparison, the Morgan Stanley Capital Interna-tional Europe, Australasia and Far East Index(R) produced a -21.88% return.

Q. What factors affected your performance?

A. While absolute performance was disappointing, our relative performance was, however, some consolation, as we modestly outperformed our benchmark in a dif-ficult environment for foreign stocks.

Going back a year ago, the beginning of a sharp decline in international mar-kets in many ways mirrored the difficulties of the U.S. market--specifically, heavy selling and negative momentum of technology, media and telecommunica-tions ("TMT") stocks. This downturn reflected the unusual degree to which the stock market had "overcapitalized" TMT companies, whose sales and earnings in large part could not sustain the growth rates on which their valuations were based.

The decline of the euro had a significant negative impact on the performance of international markets, as investors continued to favor dollars in light of global economic uncertainty. In addition--and somewhat because of the decline in TMT--we are now in the midst of a global economic slowdown. The Gross Do-mestic Product++ activity is lower; earnings are weaker or even negative; and stock prices have reacted to this reality and headed sharply lower.

We believe the primary reasons the Fund outperformed its benchmark was stock selection--particularly the holdings of technology and telecommunications stocks--and adherence to our value discipline.

An integral part of the story of global markets is Japan, which has been struggling for a decade with perpetually weak economic fundamentals (including deflation). In our opinion, the election of a new Prime Minister earlier this year could lead to necessary reforms, though such reforms could be painful in the short term.

As of July 31, 2001, 22.0% of the Fund's assets were invested in Japan, 19.6% in the United Kingdom, 14.7% in France, 11.9% in the Netherlands, 6.3% in Ger-many, 4.0% in Italy, 3.1% in Sweden, 3.1% in Spain, 2.5% in Singapore, and 2.3% in Switzerland. A total of 4.3% of assets were diversified across a num-ber of developed and emerging countries, and the remaining 6.2% was allocated to cash equivalents.++

Q. What is your outlook for the next six to 12 months?

A. Despite the bad economic news around the world, we pay more attention to the merits of individual companies than we do to larger economic issues we can not control. We continue to see selected European companies as attractive, due to improving return-on-equity and low relative valuations, as stock prices have fallen more than corporate earnings. Valuations in Japan are also compel-ling, particularly in an environment of increasing financial and corporate re-form under the new Prime Minister.

 + International investing involves increased risk and volatility.

 ++ The Gross Domestic Product (GDP) is the measure of market value of the goods and services produced by labor and property in a country. The GDP is made up of consumer and government purchases, private domestic invest-ments, and net exports of goods and services.

 ++The Fund's portfolio composition is subject to change.

                                            AmSouth International Equity Fund+


                                    [CHART]
Value of a $10,000 Investment

              AmSouth International   AmSouth International    AmSouth International
                    Equity Fund           Equity Fund               Equity Fund
                (Class A Shares)*      (Class B Shares)**         (Trust Shares)     MSCI EAFE Index
  8/5/1997             9,452                10,000                    10,000                10,000
 8/31/1997             9,149                 9,673                     9,680                 9,253
 9/30/1997             9,773                10,327                    10,340                 9,772
10/31/1997             8,998                 9,504                     9,520                 9,020
11/30/1997             9,093                 9,594                     9,620                 8,928
12/31/1997             9,168                 9,663                     9,700                 9,006
 1/31/1998             9,395                 9,901                     9,940                 9,418
 2/28/1998             9,897                10,426                    10,471                10,023
 3/31/1998            10,493                11,041                    11,102                10,331
 4/30/1998            10,673                11,219                    11,292                10,413
 5/31/1998            10,730                11,278                    11,352                10,362
 6/30/1998            10,474                11,001                    11,082                10,441
 7/31/1998            10,588                11,110                    11,202                10,547
 8/31/1998             8,875                 9,306                     9,390                 9,240
 9/30/1998             8,449                 8,850                     8,939                 8,957
10/31/1998             9,149                 9,574                     9,680                 9,890
11/30/1998             9,679                10,129                    10,241                10,397
12/31/1998            10,037                10,496                    10,619                10,807
 1/31/1999             9,952                10,396                    10,529                10,775
 2/28/1999             9,705                10,149                    10,258                10,519
 3/31/1999            10,028                10,476                    10,609                10,958
 4/30/1999            10,559                11,021                    11,161                11,402
 5/31/1999            10,170                10,605                    10,750                10,815
 6/30/1999            10,654                11,110                    11,262                11,236
 7/31/1999            10,995                11,457                    11,633                11,570
 8/31/1999            11,166                11,625                    11,804                11,612
 9/30/1999            11,147                11,596                    11,784                11,729
10/31/1999            11,422                11,873                    12,075                12,169
11/30/1999            11,754                12,210                    12,426                12,591
12/31/1999            12,724                13,210                    13,456                13,721
 1/31/2000            11,794                12,240                    12,473                12,850
 2/29/2000            11,852                12,290                    12,534                13,196
 3/31/2000            12,389                12,830                    13,102                13,707
 4/30/2000            11,852                12,270                    12,544                12,986
 5/31/2000            11,670                12,070                    12,341                12,669
 6/30/2000            12,197                12,610                    12,909                13,164
 7/31/2000            11,861                12,260                    12,554                12,612
 8/31/2000            11,855                12,243                    12,547                12,722
 9/30/2000            11,279                11,642                    11,938                12,102
10/31/2000            11,135                11,482                    11,785                11,816
11/30/2000            10,808                11,142                    11,440                11,373
12/31/2000            11,262                11,607                    11,924                11,777
 1/31/2001            11,262                11,296                    11,924                11,781
 2/28/2001            10,627                10,935                    11,251                10,900
 3/31/2001             9,843                10,120                    10,421                10,160
 4/30/2001            10,359                10,636                    10,968                10,858
 5/31/2001            10,120                10,388                    10,716                10,456
 6/30/2001             9,813                10,068                    10,390                10,026
 7/31/2001             9,416                 9,377                     9,980                 9,853

--------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------
As of                     Inception           1             Since
July 31, 2001               Date             Year         Inception
--------------------------------------------------------------------
Class A Shares*            8/15/97         -24.98%          -1.51%
--------------------------------------------------------------------
Class B Shares**           2/2/99/1/       -35.06%          -1.62%
--------------------------------------------------------------------
Trust Shares              12/14/98/1/      -20.50%          -0.05%
--------------------------------------------------------------------

 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 8/15/97 to 7/31/01 in the indicated share class versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 The performance of the AmSouth International Equity Fund is measured against the Morgan Stanley Capital International, MSCI (Europe, Australasia and Far
 East) EAFE(R) Index, which is unmanaged index that is comprised of a sample of companies representative of the market structure of 20 European and Pa-cific Basin countries. The index does not reflect the deduction of fees as-sociated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added servic-es. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reim-bursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 8/15/97 to 12/13/98 of the DG International Equity Fund and from 12/14/98 to 3/12/00 of the ISG Inter-national Equity Fund, which were open-end investment companies that were the predecessor funds to the AmSouth International Equity Fund.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 2/2/99 and 12/14/98, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Strategic Portfolios


Aggressive Growth
Growth
Growth and Income
Moderate Growth and Income

The AmSouth Strategic Portfolios
are managed by a team of AmSouth
investment managers, including both
equity and fixed-income
specialists, with more than 40
years of combined investment
management experience.


PORTFOLIO MANAGERS' PERSPECTIVE

The Funds seek to provide investors with the potential to achieve a variety of long- and short-term goals, commensurate with investors' specific time horizons and tolerance for risk. Each of the four Strategic Portfolios invests in a combination of underlying mutual funds from the AmSouth Fund Family. Based on each Portfolio's asset-allocation target, the managers periodically rebalance stock, bond and money-market holdings--based on analysis of economic market trends.



[LOGO] Q&A


Q. How did the Funds perform during the period?

A. For the 12 months ended July 31, 2001, the Funds' total returns and compara-tive benchmark returns were as follows:

AmSouth Aggressive Growth Portfolio
(Class A Shares at NAV): -3.42%
Lipper Growth Funds Index/1/: -22.92%
S&P 1500 Stock Index: -12.46%
Merrill Lynch Government/Corporate Master Index: 12.76%
MSCI EAFE(R) Index: -21.88%

AmSouth Growth Portfolio
(Class A Shares at NAV): -2.04%
Lipper Balanced Funds Index/2/: -0.85%
S&P 1500 Stock Index: -12.46%
Merrill Lynch Government/Corporate Master Index: 12.76%
MSCI EAFE(R) Index: -21.88%

AmSouth Growth and Income Portfolio
(Class A Shares at NAV): 1.61%
Lipper Balanced Funds Index/2/: -0.85%
S&P 1500 Stock Index: -12.46%
Merrill Lynch Government/Corporate Master Index: 12.76%
MSCI EAFE(R) Index: -21.88%

AmSouth Moderate Growth and Income Portfolio
(Class A Shares at NAV): 4.91%
Lipper Balanced Funds Index/2/: -0.85%
S&P 1500 Stock Index: -12.46%
Merrill Lynch Government/Corporate Master Index: 12.76%

Q. What factors affected the Funds' performance?

A. Performance was affected by the stock markets' reaction to the incredibly sharp contraction in corporate earnings and the continued dismal outlook for earnings. We also saw an unwinding of the excesses that had been overbuilt in the technology and telecommunications sectors.

On the positive side--and why our Strategic Portfolios did a good job of preserving shareholder value were the Portfolios' fixed-income holdings and, on the equity side, value investing's return to favor. Not only has the value investing style in general been productive over the last 12 months, but the execution of the AmSouth Value Fund enabled it to deliver returns considerably in excess of the average value fund's numbers.

Because the Strategic Portfolios are actively managed, with asset allocation a key component of our investing discipline, we were able to take full advantage of the Value Fund's success to enhance performance. Approximately 40% of the equity portion of each of our four portfolios, including the Aggressive Growth Portfolio, were invested in the underlying Value Fund.++

As of July 31, 2001, the Funds' portfolios were allocated as follows:++ Aggressive Growth: 90% stocks, 0% bonds, 10% money market.
Growth: 65% stocks, 23% bonds, 12% money market.
Growth and Income: 50% stocks, 45% bonds, 5% money market.
Moderate Growth and Income: 40% stocks, 55% bonds, 5% money market.

Q. What is your outlook for the next six to 12 months?

A. Since the beginning of calendar year 2001, we have increased the equity weighting of all four portfolios by 5% to 10%, as we anticipate an eventual re-covery in stock prices. We expect to see some improvement in smaller- to mid-size companies; they appear to have greater potential for earnings. For the most part, these companies are not caught up in the international currency fluctuations that are dampening returns for larger, multi-national corpora-tions. We also anticipate additional easing in interest rates from the Fed. While long-term rates might not fall any further, our sense is the Fed has some more work to do on the short-end of the yield curve.

 /1/The Lipper Growth Funds Index consists of managed mutual funds that nor-mally invest in companies with long-term earnings expected to grow signifi-cantly faster than the earnings of the stocks represented in the major un-managed stock indices.

 /2/The Lipper Balanced Funds Index consists of mutual funds whose primary ob-jective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

 ++The Fund's portfolio composition is subject to change.

                                           AmSouth Aggressive Growth Portfolio


                                    [CHART]

Value of a $10,000 Investment

                 AmSouth Aggressive Growth          S&P 1500       Merrill Lynch Government/
                Portfolio (Class A Shares)*        Stock Index      Corporate Master Index    MSCI/(R)/ EAFE Index
        1/13/99           9,452                      10,000                   10,000                  10,000
        1/31/99           9,518                      10,000                   10,072                   9,970
        2/28/99           9,253                       9,656                    9,818                   9,733
        3/31/99           9,395                      10,026                    9,880                  10,139
        4/30/99           9,565                      10,451                    9,913                  10,550
        5/31/99           9,348                      10,239                    9,805                  10,007
        6/30/99           9,773                      10,806                    9,775                  10,397
        7/31/99           9,707                      10,484                    9,747                  10,706
        8/31/99           9,612                      10,397                    9,740                  10,745
        9/30/99           9,528                      10,119                    9,830                  10,853
       10/31/99           9,813                      10,732                    9,849                  11,260
       11/30/99          10,353                      10,980                    9,844                  11,651
       12/31/99          11,051                      11,634                    9,795                  12,696
        1/31/00          10,678                      11,073                    9,792                  11,890
        2/29/00          10,870                      10,978                    9,910                  12,210
        3/31/00          11,389                      11,993                   10,064                  12,683
        4/30/00          11,162                      11,632                   10,011                  12,016
        5/31/00          10,943                      11,397                   10,000                  11,722
        6/30/00          11,235                      11,682                   10,199                  12,181
        7/31/00          11,058                      11,520                   10,301                  11,670
        8/31/00          11,568                      12,280                   10,446                  11,771
        9/30/00          11,443                      11,677                   10,490                  11,198
       10/31/00          11,495                      11,607                   10,559                  10,934
       11/30/00          11,011                      10,687                   10,750                  10,524
       12/31/00          11,217                      10,822                   10,965                  10,898
        1/31/01          11,465                      11,198                   11,127                  10,901
        2/28/01          10,872                      11,278                   11,440                  10,086
        3/31/01          10,238                      10,611                   10,783                   9,401
        4/30/01          10,939                      11,335                   11,522                  10,047
        5/31/01          11,068                      11,459                   11,647                   9,675
        6/30/01          10,842                      11,222                   11,419                   9,277
        7/31/01          10,680                      10,760                   11,249                   9,117


------------------------------------------------------------
Average Annual Total Return
------------------------------------------------------------
As of               Inception        1            Since
July 31, 2001          Date         Year        Inception
------------------------------------------------------------
Class A Shares*      1/13/99       -8.72%          2.62%
------------------------------------------------------------
Class B Shares**     1/27/99       -8.34%          2.97%
------------------------------------------------------------
Trust Shares         1/28/99       -3.30%          4.81%
------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison to a hypothetical $10,000 investment from 1/13/99 to 7/31/01 in the Class A Shares class versus a similar invest-ment in the Fund's benchmark.

 The Portfolio's performance is compared to the Morgan Stanley Capital Inter-national (Europe, Australasia and Far East) MSCI EAFE/(R)/ Index, which is gen-erally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds; and the S&P 1500 Index, which is generally representative of the performance of large and small com-panies in the U.S. stock market. These indices are unmanaged and do not re-flect the expenses associated with a mutual fund, such as investment manage-ment fees. The Portfolio's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, al-though they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 1/13/99 to 3/12/00 of the ISG Aggressive Growth Portfolio, which was an open-end investment company and predecessor fund to the AmSouth Aggressive Growth Portfolio.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                      AmSouth Growth Portfolio


                                    [CHART]

Value of a $10,000 Investment

             AmSouth Growth Portfolio      S&P 1500       Merrill Lynch Government/
                 (Class A Shares)*        Stock Index      Corporate Master Index    MSCI EAFE(R) Index
   2/11/99            9,448                  10,000                10,000                   10,000
   2/28/99            9,286                  10,000                 9,748                    9,762
   3/31/99            9,239                  10,384                 9,809                   10,169
   4/30/99            9,429                  10,824                 9,842                   10,581
   5/31/99            9,286                  10,604                 9,735                   10,036
   6/30/99            9,605                  11,192                 9,705                   10,428
   7/31/99            9,538                  10,858                 9,677                   10,738
   8/31/99            9,414                  10,768                 9,670                   10,777
   9/30/99            9,355                  10,480                 9,759                   10,885
  10/31/99            9,566                  11,115                 9,778                   11,293
  11/30/99            9,845                  11,371                 9,774                   11,685
  12/31/99           10,284                  12,049                 9,724                   12,734
   1/31/00           10,022                  11,468                 9,722                   11,925
   2/29/00           10,100                  11,370                 9,839                   12,246
   3/31/00           10,495                  12,420                 9,992                   12,721
   4/30/00           10,291                  12,047                 9,939                   12,051
   5/31/00           10,118                  11,804                 9,928                   11,757
   6/30/00           10,375                  12,099                10,126                   12,217
   7/31/00           10,240                  11,931                10,227                   11,705
   8/31/00           10,706                  12,718                10,371                   11,806
   9/30/00           10,542                  12,094                10,415                   11,231
  10/31/00           10,537                  12,021                10,483                   10,966
  11/30/00           10,157                  11,068                10,673                   10,555
  12/31/00           10,345                  11,208                10,886                   10,930
   1/31/01           10,505                  11,598                11,047                   10,934
   2/28/01           10,125                  10,681                10,709                   10,116
   3/31/01            9,724                  10,250                10,276                    9,429
   4/30/01           10,150                  10,707                10,737                   10,077
   5/31/01           10,224                  10,779                10,815                    9,704
   6/30/01           10,076                  10,614                10,659                    9,305
   7/31/01           10,032                  10,266                10,613                    9,144

------------------------------------------------------------------------
Average Annual Total Return
------------------------------------------------------------------------
As of                    Inception           1                  Since
July 31, 2001               Date            Year              Inception
------------------------------------------------------------------------
Class A Shares*           2/11/99          -7.43%              0.13%
------------------------------------------------------------------------
Class B Shares**          2/15/99          -7.29%              1.08%
------------------------------------------------------------------------
Trust Shares              2/1/99           -1.98%              2.41%
------------------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart above represents a comparison to a hypothetical $10,000 investment from 2/11/99 to 7/31/01 in the Class A Shares versus a similar investment in the Fund's benchmark.

 The Portfolio's performance is compared to the Morgan Stanley Capital Inter-national (Europe, Australasia and Far East) MSCI EAFE(R) Index, which is gen-erally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds; and the S&P 1500 Index, which is generally representative of the performance of large and small com-panies in the U.S. stock market. These indices are unmanaged and do not re-flect the expenses associated with a mutual fund, such as investment manage-ment fees. The Portfolio's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, al-though they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 2/1/99 to 3/12/00 of the ISG Growth Portfolio, which was an open-end investment company and predecessor fund to the AmSouth Growth Portfolio.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                           AmSouth Growth and Income Portfolio

Value of a $10,000 Investment
                                    [CHART]
                                             Merrill Lynch
          AmSouth Growth &                    Government
          Income Portfolio     S&P 1500      /Corp Master
          (Class A Shares)*   Stock Index        Index        MSCI EAFE(R) Index
   3/8/99        9,448            10,000         10,000             10,000
  3/31/99        9,392            10,384         10,063             10,417
  4/30/99        9,495            10,824         10,096             10,840
  5/31/99        9,355            10,604          9,986             10,281
  6/30/99        9,508            11,192          9,956             10,682
  7/31/99        9,424            10,858          9,928             11,000
  8/31/99        9,377            10,768          9,920             11,040
  9/30/99        9,304            10,480         10,011             11,151
 10/31/99        9,473            11,115         10,031             11,569
 11/30/99        9,708            11,371         10,026             11,971
 12/31/99        9,940            12,049          9,976             13,045
  1/31/00        9,770            11,468          9,973             12,216
  2/29/00        9,751            11,370         10,093             12,545
  3/31/00       10,109            12,420         10,250             13,031
  4/30/00       10,066            12,047         10,196             12,345
  5/31/00       10,000            11,804         10,185             12,044
  6/30/00       10,212            12,099         10,387             12,515
  7/31/00       10,109            11,931         10,491             11,990
  8/31/00       10,422            12,718         10,639             12,094
  9/30/00       10,343            12,094         10,684             11,505
 10/31/00       10,368            12,021         10,754             11,234
 11/30/00       10,179            11,068         10,949             10,812
 12/31/00       10,359            11,208         11,167             11,197
  1/31/01       10,526            11,597         11,332             11,200
  2/28/01       10,248            10,845         11,182             10,363
  3/31/01        9,980            10,544         10,891              9,659
  4/30/01       10,303            10,891         11,244             10,323
  5/31/01       10,365            10,950         11,323              9,941
  6/30/01       10,260            10,832         11,198              9,532
  7/31/01       10,271            10,554         11,221              9,367

Average Annual Total Return
As of                           Inception            1             Since
July 31, 2001                     Date             Year          Inception
-------------------------------------------------------------------------------
Class A Shares*                  3/8/99           -3.95%           1.12%
-------------------------------------------------------------------------------
Class B Shares**                1/27/99           -3.55%           2.17%
-------------------------------------------------------------------------------
Trust Shares                     2/8/99            1.84%           4.77%
-------------------------------------------------------------------------------
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The chart above represents a comparison to a hypothetical $10,000 investment from 3/8/99 to 7/31/01 in the Class A Shares versus a similar investment in the Fund's benchmark.

 The Portfolio's performance is compared to the Morgan Stanley Capital Inter-national (Europe, Australasia and Far East) MSCI EAFE(R) Index, which is gen-erally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds and the S&P 1500 Index, which is generally representative of the performance of large and small com-panies in the U.S. stock market. These indices are unmanaged and do not re-flect the expenses associated with a mutual fund, such as investment manage-ment fees. The Portfolio's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, al-though they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 1/27/99 to 3/12/00 of the ISG Growth & Income Portfolio, which was an open-end investment company and pred-ecessor fund to the AmSouth Growth and Income Portfolio.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                  AmSouth Moderate Growth and Income Portfolio


                                    [CHART]

Value of a $10,000 Investment

              AmSouth Moderate Growth    S&P 1500      Merrill Lynch Government/
               Fund (Class A Shares)*   Stock Index     Corporate Master Index
  2/9/1999            $ 9,454              $10,000             $10,000
 2/28/1999              9,473               10,000               9,748
 3/31/1999              9,513               10,384               9,809
 4/30/1999              9,561               10,824               9,842
 5/31/1999              9,446               10,604               9,735
 6/30/1999              9,525               11,192               9,705
 7/31/1999              9,457               10,858               9,677
 8/31/1999              9,428               10,768               9,670
 9/30/1999              9,399               10,480               9,759
10/31/1999              9,515               11,115               9,778
11/30/1999              9,660               11,371               9,774
12/31/1999              9,772               12,049               9,724
 1/31/2000              9,654               11,468               9,722
 2/29/2000              9,625               11,370               9,839
 3/31/2000              9,932               12,420               9,992
 4/30/2000              9,907               12,047               9,939
 5/31/2000              9,873               11,804               9,928
 6/30/2000             10,031               12,099              10,126
 7/31/2000             10,009               11,931              10,227
 8/31/2000             10,268               12,718              10,371
 9/30/2000             10,235               12,094              10,415
10/31/2000             10,273               12,021              10,483
11/30/2000             10,186               11,068              10,673
12/31/2000             10,343               11,208              10,886
 1/31/2001             10,545               11,598              11,047
 2/28/2001             10,342               10,658              10,978
 3/31/2001             10,145               10,448              10,770
 4/30/2001             10,404               10,709              11,044
 5/31/2001             10,492               10,793              11,138
 6/30/2001             10,420               10,700              11,062
 7/31/2001             10,500               10,484              11,147

---------------------------------------------------------------------
Average Annual Total Return
---------------------------------------------------------------------
As of                 Inception            1              Since
July 31, 2001            Date             Year          inception
---------------------------------------------------------------------
Class A Shares*        2/9/99           -0.90%            1.99%
---------------------------------------------------------------------
Class B Shares**       1/28/99          -0.75%            1.91%
---------------------------------------------------------------------
Trust Shares           2/10/99           4.93%            4.50%
---------------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart above represents a comparison to a hypothetical $10,000 investment from 2/9/99 to 7/31/01 in the Class A Shares versus a similar investment in the Fund's benchmark.

 The Portfolio's performance is compared to the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds, and the S&P 1500 Index, which is generally representative of the performance of large and small com-panies in the U.S. stock market. These indices are unmanaged and do not re-flect the expenses associated with a mutual fund, such as investment manage-ment fees. The Portfolio's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, al-though they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 1/28/99 to 3/12/00 of the ISG Moderate Growth & Income Portfolio, which was an open-end investment company and predecessor fund to the AmSouth Moderate Growth and Income Portfolio.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                      [This Page Intentionally Left Blank]

 AmSouth Bond Fund


Portfolio Managers

Brian B. Sullivan, CFA, Chief
Investment Officer
John P. Boston, CFA, Senior Vice
President
AmSouth Bank
AmSouth Investment Management
Company, LLC

The AmSouth Bond Fund is co-managed
by Brian Sullivan, CFA, and John
Boston, CFA. Brian has 16 years of
fixed-income investment management
experience and holds an M.B.A. in
finance and a bachelor's degree in
economics. John has more than 11
years of experience as a fixed-
income manager. He holds a
bachelor's degree in finance and
political science.


PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Bond Fund seeks to take advantage of changes in interest rates to pursue strong returns. We buy longer bonds when interest rates are high and expected to fall and shorter bonds when interest rates are low and expected to rise. The change in the average maturity or duration is one of the most powerful determinants of return. Through the active use of high-quality investments, we strive to obtain excellent returns."


[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 11.63% (Class A Shares at NAV). In comparison, the Lehman Brothers Government/Credit Bond Index rose 12.71%, and the Lipper Corporate A-Rated Debt Funds Index gained 12.32%.+

Q. What factors affected your performance?

A. This was a very good time for investors to have exposure to bonds. There was a marked slowdown in economic growth, and we saw four consecutive quarters of below-average growth in the Gross Domestic Product.++ Additionally, the Fed has lowered interest rates six times since the first of the year through July 31, 2001. We now have a Fed that has moved to a stimulative monetary policy, and we have in place a stimulative fiscal policy, namely, a tax cut. Over the last 12 months, we have seen almost unprecedented easing of monetary policy.

With the slowdown we are talking about, interest rates dropped dramatically in the short- and intermediate areas of the yield curve. Although there was not much of a decline in longer interest rates, declines in interest rates are al-ways good for bonds. This was especially true for corporate bonds. During the period, the best- performing area of the bond market was the corporate sector.

How did we react to the changing environment? We made substantial changes to the structure of the Bond Fund. We reduced the portfolio's average maturity; we do not feel there is much room left for rates to decline, and we are reluctant to take undue risk. We also reduced our exposure to Treasury securities. If we are correct in our analysis that the U.S. economy is at a trough and could pick up in the near term, we believe the best place to be is in the middle part of the yield curve, with an emphasis on corporate bonds.

As of July 31, 2001, approximately 47.8% of the portfolio was invested in cor-porate issues, 27.7% in securities issued by the U.S. Treasury, 22% in U.S. government agency paper, 0.1% in municipal securities, and the remainder in cash equivalents. The securities within the Fund maintained an average credit quality of AAA (as rated by Standard & Poor's), with an average maturity of 6.9 years.++

Q. What is your outlook for the next six to 12 months?

A. For at least the next few months, and perhaps longer, we would not be sur-prised to see the bond market just tread water, with yields and prices hovering in a narrow trading range. We believe the Fed could cut rates a little lower, to further protect against an economic recession, but we do not believe there is much more room on the downside for rates. Therefore, we do not anticipate the kind of robust gains we enjoyed over the last 12 months.

 + The Lipper Corporate A-Rated Debt Funds Index is an index comprised of man-aged funds that invest at least 65% of their assets in corporate debt is-sues rated "A" or better or government issues.

 ++ The Gross Domestic Product (GDP) is the measure of market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

 ++The Fund's portfolio composition is subject to change.

                                                             AmSouth Bond Fund


                                    [CHART]

Value of a $10,000 Investment

                AmSouth          AmSouth         AmSouth       Lehman Brothers
               Bond Fund        Bond Fund       Bond Fund     Government/Credit
           (Class A Shares)* (Class B Shares) (Trust Shares)      Bond Index
 7/31/1991      $ 9,604         $10,000          $10,000           $10,000
 8/31/1991        9,829          10,224           10,234            10,230
 9/30/1991       10,027          10,435           10,440            10,444
10/31/1991       10,159          10,561           10,578            10,537
11/30/1991       10,305          10,701           10,730            10,642
12/31/1991       10,627          11,024           11,066            11,001
 1/31/1992       10,444          10,827           10,875            10,838
 2/29/1992       10,493          10,870           10,926            10,895
 3/31/1992       10,420          10,785           10,850            10,835
 4/30/1992       10,505          10,856           10,939            10,900
 5/31/1992       10,696          11,052           11,137            11,112
 6/30/1992       10,867          11,220           11,316            11,275
 7/31/1992       11,175          11,529           11,637            11,564
 8/31/1992       11,298          11,641           11,764            11,667
 9/30/1992       11,537          11,879           12,013            11,826
10/31/1992       11,330          11,655           11,798            11,645
11/30/1992       11,258          11,571           11,722            11,634
12/31/1992       11,403          11,711           11,874            11,834
 1/31/1993       11,676          11,978           12,158            12,092
 2/28/1993       11,907          12,216           12,156            12,344
 3/31/1993       11,968          12,258           12,462            12,386
 4/30/1993       12,073          12,356           12,571            12,481
 5/31/1993       12,049          12,328           12,546            12,475
 6/30/1993       12,252          12,525           12,589            12,758
 7/31/1993       12,274          12,539           12,780            12,840
 8/31/1993       12,491          12,749           13,007            13,135
 9/30/1993       12,546          12,791           13,064            13,181
10/31/1993       12,568          12,805           13,086            13,235
11/30/1993       12,490          12,707           13,006            13,085
12/31/1993       12,530          12,735           13,047            13,143
 1/31/1994       12,687          12,889           13,211            13,340
 2/28/1994       12,482          12,679           12,997            13,049
 3/31/1994       12,230          12,412           12,735            12,730
 4/30/1994       12,125          12,286           12,626            12,624
 5/31/1994       12,134          12,286           12,634            12,601
 6/30/1994       12,096          12,244           12,596            12,572
 7/31/1994       12,301          12,440           12,809            12,824
 8/31/1994       12,322          12,440           12,830            12,829
 9/30/1994       12,120          12,230           12,621            12,635
10/31/1994       12,094          12,202           12,593            12,621
11/30/1994       12,055          12,146           12,553            12,599
12/31/1994       12,125          12,202           12,626            12,682
 1/31/1995       12,339          12,412           12,848            12,925
 2/28/1995       12,643          12,707           13,165            13,225
 3/31/1995       12,707          12,763           13,231            13,314
 4/30/1995       12,892          12,931           13,424            13,499
 5/31/1995       13,435          13,464           13,990            14,064
 6/30/1995       13,536          13,562           14,095            14,177
 7/31/1995       13,489          13,506           14,046            14,121
 8/31/1995       13,642          13,647           14,205            14,302
 9/30/1995       13,763          13,759           14,331            14,448
10/31/1995       13,958          13,941           14,534            14,661
11/30/1995       14,179          14,151           14,764            14,902
12/31/1995       14,357          14,306           14,949            15,121
 1/31/1996       14,456          14,404           15,052            15,215
 2/29/1996       14,195          14,123           14,781            14,893
 3/31/1996       14,038          13,955           14,617            14,768
 4/30/1996       13,908          13,815           14,482            14,666
 5/31/1996       13,872          13,773           14,445            14,641
 6/30/1996       14,048          13,941           14,628            14,837
 7/31/1996       14,079          13,955           14,660            14,871
 8/31/1996       14,009          13,871           14,587            14,835
 9/30/1996       14,265          14,109           14,854            15,099
10/31/1996       14,637          14,474           15,241            15,451
11/30/1996       14,930          14,755           15,546            15,736
12/31/1996       14,724          14,530           15,332            15,561
 1/31/1997       14,716          14,516           15,324            15,580
 2/28/1997       14,729          14,516           15,337            15,612
 3/31/1997       14,506          14,278           15,105            15,427
 4/30/1997       14,744          14,502           15,352            15,652
 5/31/1997       14,875          14,614           15,489            15,797
 6/30/1997       15,051          14,783           15,672            15,987
 7/31/1997       15,553          15,259           16,195            16,476
 8/31/1997       15,341          15,035           15,974            16,292
 9/30/1997       15,605          15,275           16,235            16,547
10/31/1997       15,866          15,544           16,524            16,812
11/30/1997       15,930          15,600           16,592            16,901
12/31/1997       16,089          15,728           16,744            17,079
 1/31/1998       16,325          15,962           17,005            17,319
 2/28/1998       16,260          15,877           16,940            17,285
 3/31/1998       16,315          15,920           16,998            17,338
 4/30/1998       16,374          15,966           17,061            17,425
 5/31/1998       16,536          16,113           17,231            17,612
 6/30/1998       16,691          16,254           17,394            17,791
 7/31/1998       16,711          16,263           17,417            17,805
 8/31/1998       17,100          16,618           17,823            18,153
 9/30/1998       17,604          17,096           18,350            18,672
10/31/1998       17,543          17,026           18,288            18,539
11/30/1998       17,523          16,997           18,269            18,650
12/31/1998       17,567          17,026           18,317            18,695
 1/31/1999       17,639          17,085           18,394            18,828
 2/28/1999       17,267          16,713           18,007            18,380
 3/31/1999       17,360          16,789           18,105            18,472
 4/30/1999       17,387          16,804           18,135            18,518
 5/31/1999       17,195          16,610           17,935            18,327
 6/30/1999       17,163          16,568           17,904            18,270
 7/31/1999       17,143          16,521           17,885            18,219
 8/31/1999       17,103          16,468           17,844            18,205
 9/30/1999       17,243          16,606           17,992            18,368
10/31/1999       17,265          16,600           18,016            18,416
11/30/1999       17,240          16,578           17,991            18,405
12/31/1999       17,118          16,442           17,867            18,293
 1/31/2000       17,102          16,408           17,852            18,287
 2/29/2000       17,358          16,657           18,120            18,516
 3/31/2000       17,652          16,921           18,431            18,783
 4/30/2000       17,560          16,822           18,337            18,691
 5/31/2000       17,533          16,787           18,311            18,674
 6/30/2000       17,877          17,107           18,673            19,055
 7/31/2000       18,018          17,231           18,822            19,257
 8/31/2000       18,269          17,460           19,087            19,528
 9/30/2000       18,363          17,540           19,188            19,602
10/31/2000       18,464          17,626           19,314            19,726
11/30/2000       18,794          17,930           19,643            20,063
12/31/2000       19,182          18,275           20,051            20,458
 1/31/2001       19,411          18,482           20,292            20,802
 2/28/2001       19,586          18,658           20,496            21,016
 3/31/2001       19,705          18,745           20,604            21,113
 4/30/2001       19,513          18,565           20,424            20,955
 5/31/2001       19,580          18,618           20,478            21,076
 6/30/2001       19,670          18,674           20,575            21,177
 7/31/2001       20,114          19,086           21,041            21,705

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

Average Annual Total Return

As of                  Inception              1        5         10
July 31, 2001            Date                Year     Year      Year
---------------------------------------------------------------------------
Class A Shares*        12/1/88               7.15%    6.52%     7.24%
---------------------------------------------------------------------------
Class B Shares**       9/16/97/1/            5.77%    6.15%     6.68%
---------------------------------------------------------------------------
Trust Shares           9/2/97/1/            11.79%    7.50%     7.72%
---------------------------------------------------------------------------

 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/91 to 7/31/01 in the indicated share class versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 The performance of the AmSouth Bond Fund is measured against the Lehman Brothers Government/Credit Bond Index, an unmanaged broad-based index repre-sentative of the total return of long-term government and corporate bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does re-flect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying se-curities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 9/16/97 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge
    (CDSC).

 Effective 12/1/99 the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Limited Term Bond Fund


Portfolio Manager

John P. Boston, CFA
Senior Vice President
AmSouth Bank
AmSouth Investment Management
Company, LLC

John manages the AmSouth Limited
Term Bond Fund and the AmSouth
Government Income Fund and co-
manages the AmSouth Bond Fund. He
has more than 11 years of
experience as a fixed-income
manager. He holds a bachelor's
degree in finance and political
science and is a Chartered
Financial Analyst.


PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Limited Term Bond Fund was designed to fill the gap between money market funds and long term bond funds. For investors looking for a diversified bond fund, this Fund represents the first step out on the 'risk/return' spectrum from the money market arena."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 10.12% (Class A Shares at NAV). In comparison, the Merrill Lynch 1-5-Year Government/Corporate Bond Index rose 11.18%, and the Lipper Short Intermediate Investment Grade Debt Funds Index gained 11.05%.+

Q. What factors affected your performance?

A. This was a very good time for investors to have exposure to bonds. There was a marked slowdown in economic growth, and we saw four consecutive quarters of below-average growth in the Gross Domestic Product.++ Additionally, the Fed has lowered interest rates six times since the first of the year through July 31, 2001. We now have a Fed that has moved to a stimulative monetary policy, and we have in place a stimulative fiscal policy, namely, a tax cut.
Over the last 12 months, we have seen almost unprecedented easing of monetary policy.

With the slowdown we are talking about, interest rates dropped dramatically in the short- and intermediate areas of the yield curve, though there was not as much of a decline in longer interest rates; declines in interest rates are al-ways good for bonds. This was especially true for corporate bonds. During the period, the best-performing area of the bond market was the corporate sector.

How did we react to the changing environment? Among other things, we increased our allocation of corporate bonds to 79.4% of the portfolio's assets, from 72% a year ago. If we are correct in our analysis that the U.S. economy is at a trough and could pick up in the near term, we believe the best place to be is in the middle part of the yield curve, with an emphasis on corporate bonds.++

As of July 31, 2001, approximately 79.4% of the portfolio was invested in cor-porate issues, 7.9% in securities issued by the U.S. Treasury, 10.6% in U.S. government agency paper, and the remainder in cash equivalents. The securities within the Fund maintained an average credit quality of AAA (as rated by Stan-dard & Poor's), with an average maturity of 2.7 years.++

Q. What is your outlook for the next six to 12 months?

A. For at least the next few months, and perhaps longer, we would not be sur-prised to see the bond market just tread water, with yields and prices hovering in a narrow trading range. We believe the Fed could cut rates a little lower, to further protect against an economic recession; even if the Fed does not act, short-term rates should remain low. Therefore, we have not changed the average maturity of the Fund. We believe we are positioned to take full advantage of a relatively static fixed-income environment.

 + The Lipper Short Intermediate Investment Grade Debt Funds Index is com-prised of managed funds that invest at least 65% of their assets in invest-ment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

 ++ The Gross Domestic Product (GDP) is the measure of market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

 ++The Fund's portfolio composition is subject to change.

                                                AmSouth Limited Term Bond Fund


                                    [CHART]

                 AmSouth        AmSouth          AmSouth         Merrill Lynch
                 Class A        Class B           Trust             1-5-Year
             Shares Limited  Shares Limited   Shares Limited      Government/
                Term Bond      Term Bond        Term Bond          Corp Bond
                  Fund           Fund             Fund               Index

 7/31/1991        9,604         10,000           10,000             10,000
 8/31/1991        9,744         10,140           10,146             10,162
 9/30/1991        9,849         10,238           10,254             10,299
10/31/1991        9,959         10,350           10,369             10,419
11/30/1991       10,064         10,448           10,478             10,536
12/31/1991       10,242         10,616           10,664             10,731
 1/31/1992       10,220         10,588           10,641             10,681
 2/29/1992       10,278         10,644           10,701             10,715
 3/31/1992       10,268         10,616           10,691             10,696
 4/30/1992       10,330         10,672           10,756             10,801
 5/31/1992       10,410         10,756           10,839             10,932
 6/30/1992       10,577         10,910           11,012             11,074
 7/31/1992       10,704         11,036           11,145             11,242
 8/31/1992       10,783         11,106           11,227             11,359
 9/30/1992       10,917         11,232           11,367             11,494
10/31/1992       10,825         11,134           11,270             11,386
11/30/1992       10,796         11,092           11,241             11,345
12/31/1992       10,860         11,148           11,307             11,470
 1/31/1993       11,011         11,289           11,465             11,646
 2/28/1993       11,133         11,415           11,592             11,788
 3/31/1993       11,172         11,443           11,632             11,834
 4/30/1993       11,256         11,513           11,720             11,926
 5/31/1993       11,229         11,485           11,692             11,894
 6/30/1993       11,382         11,625           11,851             12,017
 7/31/1993       11,423         11,653           11,894             12,043
 8/31/1993       11,573         11,807           12,050             12,188
 9/30/1993       11,610         11,835           12,088             12,233
10/31/1993       11,616         11,821           12,094             12,260
11/30/1993       11,588         11,793           12,065             12,238
12/31/1993       11,638         11,835           12,117             12,288
 1/31/1994       11,751         11,933           12,235             12,392
 2/28/1994       11,634         11,807           12,113             12,269
 3/31/1994       11,474         11,639           11,946             12,157
 4/30/1994       11,389         11,541           11,858             12,086
 5/31/1994       11,381         11,527           11,850             12,103
 6/30/1994       11,380         11,513           11,849             12,128
 7/31/1994       11,512         11,639           11,986             12,257
 8/31/1994       11,541         11,653           12,016             12,300
 9/30/1994       11,469         11,569           11,942             12,236
10/31/1994       11,475         11,569           11,948             12,253
11/30/1994       11,414         11,499           11,884             12,189
12/31/1994       11,428         11,499           11,898             12,221
 1/31/1995       11,596         11,653           12,074             12,407
 2/28/1995       11,801         11,863           12,287             12,619
 3/31/1995       11,882         11,933           12,372             12,695
 4/30/1995       12,000         12,031           12,494             12,825
 5/31/1995       12,292         12,325           12,798             13,126
 6/30/1995       12,360         12,381           12,869             13,205
 7/31/1995       12,392         12,395           12,902             13,239
 8/31/1995       12,475         12,465           12,989             13,330
 9/30/1995       12,545         12,535           13,062             13,406
10/31/1995       12,651         12,619           13,172             13,538
11/30/1995       12,779         12,745           13,305             13,682
12/31/1995       12,881         12,829           13,412             13,804
 1/31/1996       12,983         12,927           13,518             13,928
 2/29/1996       12,898         12,829           13,429             13,832
 3/31/1996       12,842         12,759           13,371             13,792
 4/30/1996       12,827         12,731           13,355             13,778
 5/31/1996       12,838         12,731           13,366             13,788
 6/30/1996       12,927         12,815           13,459             13,907
 7/31/1996       12,976         12,857           13,510             13,956
 8/31/1996       12,991         12,857           13,526             13,990
 9/30/1996       13,112         12,969           13,652             14,143
10/31/1996       13,265         13,109           13,811             14,339
11/30/1996       13,380         13,207           13,931             14,479
12/31/1996       13,356         13,179           13,907             14,442
 1/31/1997       13,402         13,207           13,954             14,507
 2/28/1997       13,421         13,221           13,974             14,531
 3/31/1997       13,351         13,137           13,901             14,497
 4/30/1997       13,487         13,263           14,042             14,637
 5/31/1997       13,576         13,333           14,135             14,743
 6/30/1997       13,676         13,417           14,239             14,858
 7/31/1997       13,916         13,655           14,489             15,077
 8/31/1997       13,860         13,585           14,431             15,056
 9/30/1997       14,010         13,711           14,588             15,196
10/31/1997       14,145         13,838           14,731             15,332
11/30/1997       14,162         13,852           14,750             15,361
12/31/1997       14,265         13,936           14,858             15,476
 1/31/1998       14,443         14,104           15,045             15,657
 2/28/1998       14,422         14,076           15,010             15,654
 3/31/1998       14,457         14,090           15,063             15,715
 4/30/1998       14,523         14,146           15,131             15,790
 5/31/1998       14,616         14,230           15,230             15,885
 6/30/1998       14,700         14,300           15,318             15,978
 7/31/1998       14,743         14,328           15,365             16,048
 8/31/1998       14,977         14,552           15,610             16,281
 9/30/1998       15,242         14,790           15,887             16,573
10/31/1998       15,250         14,790           15,901             16,627
11/30/1998       15,243         14,776           15,895             16,604
12/31/1998       15,282         14,790           15,937             16,665
 1/31/1999       15,340         14,846           15,999             16,749
 2/28/1999       15,214         14,720           15,869             16,597
 3/31/1999       15,326         14,806           15,987             16,733
 4/30/1999       15,350         14,823           15,998             16,789
 5/31/1999       15,273         14,743           15,934             16,723
 6/30/1999       15,313         14,757           15,977             16,771
 7/31/1999       15,334         14,769           16,001             16,790
 8/31/1999       15,367         14,788           16,020             16,823
 9/30/1999       15,466         14,887           16,141             16,960
10/31/1999       15,477         14,888           16,153             16,999
11/30/1999       15,511         14,894           16,190             17,027
12/31/1999       15,490         14,873           16,170             17,029
 1/31/2000       15,475         14,841           16,155             16,991
 2/29/2000       15,585         14,947           16,271             17,113
 3/31/2000       15,699         15,051           16,408             17,246
 4/30/2000       15,706         15,034           16,401             17,258
 5/31/2000       15,749         15,080           16,448             17,308
 6/30/2000       15,947         15,260           16,657             17,538
 7/31/2000       16,039         15,338           16,754             17,662
 8/31/2000       16,166         15,450           16,890             17,826
 9/30/2000       16,302         15,569           17,033             17,987
10/31/2000       16,349         15,589           17,084             18,068
11/30/2000       16,525         15,762           17,270             18,276
12/31/2000       16,763         15,980           17,521             18,542
 1/31/2001       17,004         16,184           17,775             18,810
 2/28/2001       17,129         16,309           17,907             18,957
 3/31/2001       17,255         16,404           18,040             19,130
 4/30/2001       17,290         16,427           18,080             19,142
 5/31/2001       17,367         16,490           18,161             19,255
 6/30/2001       17,403         16,530           18,219             19,327
 7/31/2001       17,662         16,749           18,474             19,636

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

Average Annual Total Return

As of                       Inception          1          5         10
July 31, 2001                  Date          Year       Year       Year
--------------------------------------------------------------------------
Class A Shares*              2/1/89          5.74%      5.49%      5.85%
--------------------------------------------------------------------------
Class B Shares**            1/21/99/1/       4.20%      5.11%      5.29%
--------------------------------------------------------------------------
Trust Shares                 9/2/97/1/      10.26%      6.46%      6.33%
--------------------------------------------------------------------------

 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/91 to 7/31/01 in the indicated share class versus a similar in-vestment in the Fund's benchmark, and represents the reinvestment of divi-dends and capital gains in the Fund.

 The performance of the AmSouth Limited Term Bond Fund is measured against the Merrill Lynch 1-5-Year Government/Corporate Bond Index, an unmanaged in-dex generally representative of the total return of short-term government and corporate bonds. The index does not reflect the deduction of fees asso-ciated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added servic-es. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reim-bursements not been in effect, performance quoted would have been lower.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 1/21/99 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge
    (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Government Income Fund


Portfolio Managers

John P. Boston, CFA, Senior Vice
President
John Mark McKenzie, Senior Vice
President
AmSouth Bank

The AmSouth Government Income Fund
is co-managed by John Boston, CFA,
and John Mark McKenzie. John Boston
also manages the AmSouth Limited
Term Bond Fund, and co-manages the
AmSouth Bond Fund. He has more than
11 years of experience as a fixed-
income manager. He holds a
bachelor's degree in finance and
political science and is a
Chartered Financial Analyst.

John Mark McKenzie has more than 14
years of investment management
experience. In addition to co-
managing the AmSouth Government
Income Fund, he manages the AmSouth
Limited Term U.S. Government Fund
and four of the AmSouth Money
Market Funds: U.S. Treasury,
Treasury Reserve, Prime, and
Institutional Prime Obligations. He
holds bachelor's degrees in banking
and finance and earned a law degree
from the University of Mississippi
School of Law.

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Government Income Fund is more suitable for investors who seek income but also demand the safety of U.S. government securities. Although we attempt to consistently generate a high level of income, investors should be aware that yields and principal values vary and that the Fund is not guaranteed by the U.S. government."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 11.25% (Class A Shares at NAV). In comparison, the Lehman Brothers Mortgage In-dex rose 12.54%, while the Lipper U.S. Mortgage Funds Index gained 11.48%.+

Q. What factors affected your performance?

A. Traditionally, the AmSouth Government Income Funds returns are based, to a large extent, on the performance of the U.S. Treasury and mortgage-backed secu-rities. During the most recent, 12-month period, we benefited from an overall rally in Treasury securities, continuing Treasury buy backs--which boost the price of these securities--and a contraction in mortgage spreads.

With the Fed lowering interest rates during the last seven months, we saw a ma-jor shift in yields, especially at the short end of the yield curve. Generally, yield declines in the bond market increases proportionally the value of compa-rable bonds held in our portfolio. For example, from July 2000 to July 2001, yields on one-year securities tumbled 265 basis points (2.65%); five-year paper fell 160 basis points (1.60%); and the 30-year bond's yield declined 35 basis points (0.35%). We feel that this disparity between long- and short-securities' yields was expected. The Fed policy affects short-term rates, while the market sets long-term rates. Consequently, most price appreciation took place among the short- and intermediate-term securities we owned.

A slower economy and benign inflation in general also helped bonds; although inflation picked up slightly during the period, we feel it was not considered a major concern by bond investors.

As of July 31, 2001, the Fund's average maturity was 6.0 years, and its average credit quality was AAA (as rated by the Standard & Poor's). Approximately 38.6% of the Fund was invested in government agency securities, 20.6% in U.S. Trea-suries, 38.5% in mortgage-backed securities, and 0.9% in cash equivalents.++

Q. What is your outlook for the next six to 12 months?

A. In recent months, we have become a bit more defensive in positioning the portfolio; we believe much of the bond-market rally is over. We anticipate the economy will bounce back sometime toward the end of this year or the beginning of 2002. We see interest rates either stabilizing or, when the economy picks up, even rising somewhat. In response, we began shortening the Fund's average maturity.

 + The Lipper U.S. Mortgage Funds Index consists of managed mutual funds that invest at least 65% of their assets in mortgages/securities issued or guar-anteed as to principal and interest by the U.S. government and certain fed-eral agencies.

 ++The Fund's portfolio composition is subject to change.

                                                AmSouth Government Income Fund



                                    [CHART]

Value of a $10,000 Investment

                AmSouth            AmSouth           AmSouth         Lehman
              Government         Government         Government      Brothers
              Income Fund        Income Fund       Income Fund      Mortgage
           (Class A Shares)*   (Class B Shares)   (Trust Shares)      Index
 10/1/1993       9,597              10,000            10,000         10,000
10/31/1993       9,573               9,958             9,975         10,029
11/30/1993       9,549               9,930             9,950         10,009
12/31/1993       9,598               9,972            10,001         10,090
 1/31/1994       9,656              10,028            10,061         10,190
 2/28/1994       9,597               9,958            10,000         10,119
 3/31/1994       9,460               9,804             9,858          9,855
 4/30/1994       9,411               9,748             9,806          9,783
 5/31/1994       9,431               9,762             9,827          9,822
 6/30/1994       9,461               9,776             9,858          9,800
 7/31/1994       9,572               9,888             9,973          9,996
 8/31/1994       9,603               9,916            10,005         10,028
 9/30/1994       9,552               9,846             9,952          9,886
10/31/1994       9,552               9,846             9,952          9,880
11/30/1994       9,511               9,790             9,909          9,849
12/31/1994       9,562               9,832             9,962          9,928
 1/31/1995       9,720               9,986            10,125         10,140
 2/28/1995       9,904              10,168            10,318         10,399
 3/31/1995       9,926              10,182            10,340         10,448
 4/30/1995      10,027              10,280            10,445         10,596
 5/31/1995      10,309              10,559            10,737         10,930
 6/30/1995      10,376              10,615            10,807         10,992
 7/31/1995      10,379              10,615            10,810         11,011
 8/31/1995      10,476              10,699            10,911         11,125
 9/30/1995      10,558              10,783            10,996         11,223
10/31/1995      10,672              10,881            11,114         11,323
11/30/1995      10,807              11,021            11,255         11,452
12/31/1995      10,936              11,133            11,388         11,595
 1/31/1996      11,000              11,189            11,454         11,682
 2/29/1996      10,864              11,049            11,314         11,586
 3/31/1996      10,820              10,993            11,269         11,544
 4/30/1996      10,767              10,923            11,213         11,511
 5/31/1996      10,739              10,895            11,183         11,478
 6/30/1996      10,847              10,993            11,295         11,636
 7/31/1996      10,888              11,021            11,337         11,680
 8/31/1996      10,909              11,035            11,359         11,680
 9/30/1996      11,072              11,189            11,529         11,875
10/31/1996      11,308              11,427            11,774         12,107
11/30/1996      11,494              11,594            11,968         12,280
12/31/1996      11,381              11,483            11,850         12,217
 1/31/1997      11,428              11,510            11,899         12,307
 2/28/1997      11,446              11,524            11,917         12,348
 3/31/1997      11,339              11,399            11,806         12,232
 4/30/1997      11,494              11,552            11,968         12,426
 5/31/1997      11,598              11,650            12,075         12,548
 6/30/1997      11,737              11,776            12,221         12,695
 7/31/1997      12,001              12,028            12,495         12,933
 8/31/1997      11,937              11,958            12,429         12,902
 9/30/1997      12,103              12,112            12,603         13,066
10/31/1997      12,252              12,252            12,760         13,211
11/30/1997      12,309              12,308            12,820         13,255
12/31/1997      12,445              12,434            12,963         13,375
 1/31/1998      12,580              12,559            13,105         13,508
 2/28/1998      12,600              12,559            13,127         13,536
 3/31/1998      12,643              12,601            13,173         13,593
 4/30/1998      12,691              12,629            13,223         13,670
 5/31/1998      12,787              12,727            13,325         13,761
 6/30/1998      12,861              12,783            13,390         13,827
 7/31/1998      12,910              12,825            13,442         13,897
 8/31/1998      13,056              12,965            13,609         14,024
 9/30/1998      13,273              13,161            13,823         14,193
10/31/1998      13,253              13,133            13,803         14,175
11/30/1998      13,314              13,189            13,882         14,246
12/31/1998      13,334              13,203            13,904         14,307
 1/31/1999      13,417              13,273            13,978         14,409
 2/28/1999      13,284              13,133            13,854         14,351
 3/31/1999      13,343              13,175            13,917         14,447
 4/30/1999      13,400              13,217            13,978         14,514
 5/31/1999      13,334              13,147            13,910         14,432
 6/30/1999      13,291              13,091            13,866         14,382
 7/31/1999      13,248              13,049            13,807         14,284
 8/31/1999      13,226              13,007            13,815         14,284
 9/30/1999      13,381              13,147            13,964         14,515
10/31/1999      13,436              13,203            14,022         14,600
11/30/1999      13,454              13,203            14,042         14,607
12/31/1999      13,418              13,161            14,006         14,572
 1/31/2000      13,389              13,119            13,976         14,445
 2/29/2000      13,527              13,245            14,121         14,613
 3/31/2000      13,716              13,413            14,320         14,772
 4/30/2000      13,664              13,368            14,268         14,782
 5/31/2000      13,655              13,335            14,261         14,790
 6/30/2000      13,877              13,558            14,494         15,106
 7/31/2000      13,983              13,654            14,623         15,203
 8/31/2000      14,178              13,835            14,828         15,434
 9/30/2000      14,242              13,889            14,897         15,594
10/31/2000      14,365              14,002            15,012         15,707
11/30/2000      14,592              14,214            15,267         15,942
12/31/2000      14,850              14,442            15,522         16,199
 1/31/2001      15,020              14,598            15,702         16,452
 2/28/2001      15,145              14,712            15,835         16,545
 3/31/2001      15,211              14,769            15,906         16,641
 4/30/2001      15,156              14,707            15,851         16,665
 5/31/2001      15,223              14,764            15,922         16,775
 6/30/2001      15,259              14,789            15,962         16,810
 7/31/2001      15,556              15,069            16,275         17,109
The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

-------------------------------------------------------------------------------
-
Average Annual Total Return
-------------------------------------------------------------------------------
-
As of                     Inception         1        5               Since
July 31, 2000                Date         Year      Year           Inception
-------------------------------------------------------------------------------
-
Class A Shares*           10/1/93         6.80%     6.53%            5.81%
-------------------------------------------------------------------------------
-
Class B Shares**           3/13/00/1/     5.36%     6.14%            5.38%
-------------------------------------------------------------------------------
-
Trust Shares               9/2/97/1/     11.30%     7.50%            6.42%
-------------------------------------------------------------------------------
-
 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%)

 The chart above represents a comparison of a hypothetical $10,000 investment from 10/1/93 to 7/31/01 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Government Income Fund is measured against the Lehman Brothers Mortgage Index, an unmanaged index generally representative of the mortgage bond market as a whole. The index does not reflect the deduc-tion of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
 /1/Performance for the Class B and Trust Shares, which commenced operations on 3/13/00 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).


 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Limited Term U.S. Government Fund


Portfolio Manager

John Mark McKenzie
Senior Vice President
AmSouth Bank
AmSouth Investment Management
Company, LLC
John Mark has more than 14 years of
investment management experience.
In addition to managing the AmSouth
Limited Term U.S. Government Fund,
he co-manages the AmSouth
Government Income Fund and manages
four of the AmSouth Money Market
Funds: U.S.Treasury, Treasury
Reserve, Prime, and Institutional
Prime Obligations. He holds
bachelors' degrees in banking and
finance and earned a law degree
from the University of Mississippi
School of Law.


PORTFOLIO MANAGER'S PROSPECTIVE

"The AmSouth Limited Term U.S. Government Fund seeks to provide current income from high grade securities while limiting shape price fluctuations. We minimize share price movements by investing in securities with short maturities. While we generally track the Merrill Lynch 1 to 5 Year Government Bond Index, we seek to outperform it through an occasional contrarian stance to prevailing market sentiment."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 8.71% (Class A Shares at NAV). In comparison, the Merrill Lynch 1-5-Year Gov-ernment Bond Index gained 10.46%.

Q. What factors affected your performance?

A. Traditionally, the AmSouth Limited Term U.S. Government Funds returns are based, to a large extent, on the performance of the U.S. Treasury and mortgage-backed securities. During the most recent, 12-month period, we benefited from an overall rally in Treasury securities, continuing Treasury buy backs--which boost the price of these securities--and a contraction in mortgage spreads.

With the Fed lowering interest rates during the last seven months, we saw a ma-jor shift in yields, especially at the short end of the yield curve. Generally, yield declines in the bond market increase proportionally the value of compara-ble bonds held in our portfolio. For example, from July 2000 to July 2001, yields on one-year securities tumbled 265 basis points (2.65%); five-year paper fell 160 basis points (1.60%); and the 30-year bond's yield declined 35 basis points (0.35%).

We feel that this disparity between long- and short-securities' yields was ex-pected. The Fed policy affects short-term rates, while the market sets long-term rates. Consequently, the short-term holdings of the portfolio helped to produce significant price appreciation. We responded to prevailing conditions by lengthening the average maturity of the portfolio slightly, and continued to emphasize agency paper.

As of July 31, 2001, the Fund's average maturity was 2.8 years, and its average credit quality was AAA (as rated by the Standard & Poor's). Approximately 35.5% of the Fund were invested in government agency securities, 42.4% in U.S. Trea-suries, 17.7% in mortgage-backed securities, and 2.9% in cash.++

Q. What is your outlook for the next six to 12 months?

A. In recent months, we have become a bit more defensive in positioning the portfolio; we believe much of the bond-market rally is over. We anticipate the economy will bounce back sometime toward the end of this year or the beginning of 2002. We see interest rates either stabilizing or, when the economy picks up, even rising somewhat. Still, we have not lowered the Fund's average maturi-ty; with its short structure, we feel the interest-rate risk of the portfolio should be minimal.

 ++The Fund's portfolio composition is subject to change.

                                     AmSouth Limited Term U.S. Government Fund

Value of a $10,000 Investment
                                    [CHART]
            AmSouth Limited    AmSouth Limited   AmSouth Limited   Merrill Lynch
                Term U.S.          Term U.S.         Term U.S.        1-5-Year
            Government Fund    Government Fund   Government Fund     Government
           (Class A Shares)*  (Class B Shares)    (Trust Shares)     Bond Index
   7/31/91        9,601            10,000            10,000           10,000
   8/31/91        9,787            10,192            10,194           10,163
   9/30/91        9,947            10,356            10,361           10,326
  10/31/91       10,067            10,466            10,485           10,462
  11/30/91       10,173            10,575            10,596           10,581
  12/31/91       10,399            10,795            10,832           10,701
   1/31/92       10,280            10,658            10,707           10,899
   2/29/92       10,306            10,685            10,735           10,843
   3/31/92       10,253            10,616            10,680           10,879
   4/30/92       10,346            10,699            10,777           10,853
   5/31/92       10,493            10,849            10,929           10,959
   6/30/92       10,626            10,973            11,068           11,087
   7/31/92       10,799            11,151            11,248           11,229
   8/31/92       10,919            11,260            11,373           11,393
   9/30/92       11,079            11,411            11,540           11,516
  10/31/92       10,905            11,233            11,359           11,654
  11/30/92       10,826            11,137            11,276           11,538
  12/31/92       10,972            11,274            11,429           11,495
   1/31/93       11,185            11,479            11,650           11,623
   2/28/93       11,358            11,658            11,831           11,798
   3/31/93       11,385            11,671            11,859           11,938
   4/30/93       11,478            11,753            11,956           11,980
   5/31/93       11,425            11,699            11,900           12,071
   6/30/93       11,545            11,808            12,025           12,035
   7/31/93       11,558            11,808            12,039           12,157
   8/31/93       11,691            11,932            12,178           12,181
   9/30/93       11,731            11,973            12,219           12,328
  10/31/93       11,744            11,973            12,233           12,372
  11/30/93       11,704            11,918            12,191           12,396
  12/31/93       11,744            11,945            12,233           12,375
   1/31/94       11,824            12,027            12,316           12,423
   2/28/94       11,704            11,890            12,191           12,523
   3/31/94       11,598            11,767            12,080           12,400
   4/30/94       11,531            11,699            12,011           12,287
   5/31/94       11,531            11,685            12,011           12,215
   6/30/94       11,545            11,685            12,025           12,232
   7/31/94       11,651            11,781            12,136           12,256
   8/31/94       11,678            11,808            12,164           12,383
   9/30/94       11,625            11,740            12,108           12,426
  10/31/94       11,638            11,740            12,122           12,361
  11/30/94       11,598            11,699            12,080           12,378
  12/31/94       11,625            11,712            12,108           12,312
   1/31/95       11,758            11,836            12,247           12,344
   2/28/95       11,931            12,000            12,427           12,531
   3/31/95       11,997            12,055            12,497           12,741
   4/30/95       12,104            12,151            12,607           12,813
   5/31/95       12,330            12,370            12,843           12,942
   6/30/95       12,397            12,425            12,913           13,238
   7/31/95       12,397            12,411            12,913           13,313
   8/31/95       12,477            12,479            12,996           13,348
   9/30/95       12,543            12,548            13,065           13,439
  10/31/95       12,663            12,658            13,190           13,514
  11/30/95       12,783            12,767            13,315           13,644
  12/31/95       12,889            12,863            13,426           13,785
   1/31/96       12,969            12,932            13,509           13,904
   2/29/96       12,850            12,795            13,384           14,028
   3/31/96       12,783            12,712            13,315           13,933
   4/30/96       12,743            12,671            13,273           13,893
   5/31/96       12,743            12,658            13,273           13,879
   6/30/96       12,836            12,740            13,370           13,888
   7/31/96       12,876            12,767            13,412           14,006
   8/31/96       12,876            12,753            13,412           14,054
   9/30/96       12,996            12,863            13,537           14,088
  10/31/96       13,156            13,014            13,703           14,240
  11/30/96       13,289            13,137            13,842           14,431
  12/31/96       13,236            13,068            13,786           14,567
   1/31/97       13,289            13,110            13,842           14,531
   2/28/97       13,316            13,123            13,870           14,596
   3/31/97       13,265            13,068            13,817           14,620
   4/30/97       13,369            13,164            13,925           14,585
   5/31/97       13,447            13,219            14,007           14,724
   6/30/97       13,538            13,301            14,101           14,828
   7/31/97       13,719            13,466            14,290           14,941
   8/31/97       13,677            13,425            14,246           15,153
   9/30/97       13,805            13,548            14,379           15,135
  10/31/97       13,922            13,644            14,501           15,273
  11/30/97       13,945            13,671            14,525           15,411
  12/31/97       14,053            13,767            14,638           15,443
   1/31/98       14,200            13,890            14,791           15,559
   2/28/98       14,202            13,890            14,793           15,738
   3/31/98       14,237            13,929            14,830           15,736
   4/30/98       14,299            13,963            14,894           15,795
   5/31/98       14,376            14,027            14,975           15,868
   6/30/98       14,438            14,088            15,039           15,961
   7/31/98       14,487            14,124            15,090           16,053
   8/31/98       14,693            14,313            15,305           16,123
   9/30/98       14,956            14,557            15,579           16,374
  10/31/98       14,962            14,549            15,584           16,660
  11/30/98       14,950            14,527            15,572           16,726
  12/31/98       14,993            14,556            15,610           16,684
   1/31/99       15,056            14,606            15,675           16,743
   2/28/99       14,923            14,467            15,536           16,820
   3/31/99       15,015            14,546            15,633           16,668
   4/30/99       15,061            14,580            15,680           16,794
   5/31/99       15,004            14,515            15,621           16,846
   6/30/99       15,004            14,505            15,621           16,790
   7/31/99       15,007            14,497            15,624           16,839
   8/31/99       15,025            14,503            15,642           16,866
   9/30/99       15,135            14,599            15,757           16,908
  10/31/99       15,153            14,606            15,775           17,036
  11/30/99       15,168            14,611            15,792           17,073
  12/31/99       15,155            14,588            15,778           17,098
   1/31/00       15,127            14,536            15,733           17,096
   2/29/00       15,219            14,614            15,829           17,060
   3/31/00       15,322            14,707            15,954           17,180
   4/30/00       15,315            14,706            15,948           17,313
   5/31/00       15,364            14,729            15,986           17,341
   6/30/00       15,541            14,889            16,188           17,402
   7/31/00       15,627            14,977            16,280           17,622
   8/31/00       15,749            15,084            16,409           17,736
   9/30/00       15,874            15,179            16,524           17,895
  10/31/00       15,941            15,249            16,613           18,042
  11/30/00       16,091            15,366            16,771           18,153
  12/31/00       16,279            15,553            16,969           18,364
   1/31/01       16,461            15,702            17,162           18,626
   2/28/01       16,586            15,811            17,277           18,865
   3/31/01       16,681            15,900            17,395           19,003
   4/30/01       16,664            15,882            17,379           19,161
   5/31/01       16,723            15,928            17,443           19,171
   6/30/01       16,768            15,946            17,493           19,270
   7/31/01       16,989            16,162            17,726           19,334

Average Annual Total Return

As of                      Inception         1           5          10
July 31, 2001                Date           Year       Year        Year
--------------------------------------------------------------------------
Class A Shares*            2/28/97/1/       4.38%      4.85%       5.44%
--------------------------------------------------------------------------
Class B Shares**            3/3/98/2/       2.91%      4.50%       4.92%
--------------------------------------------------------------------------
Trust Shares              12/14/98/2/       8.88%      5.74%       5.89%
--------------------------------------------------------------------------

 * Reflects maximum 4.00% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.


 The chart above represents a comparison of a hypothetical $10,000 investment 7/31/91 to 7/31/01 in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Limited Term U.S. Government Fund is measured against the Merrill Lynch 1-5-Year Government Bond Index, which is generally representative of the performance of government bonds in that maturity range with a rating of at least Baa. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can in-vest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 2/28/97 to 3/12/00 of the ISG Limited Term U.S. Government Fund, an open-end investment company that was the predecessor fund to the AmSouth Limited Term U.S. Government Fund.

 /1/The ISG Limited Term U.S. Government Fund commenced operations on 2/28/97, through a transfer of assets from certain collective trust fund ("commin-gled") accounts managed by First American National Bank, using substan-tially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the com-mingled accounts for periods dating back to 7/31/91, and prior to the mu-tual fund's commencement of operations, as adjusted to reflect the ex-penses associated with the Fund. The commingled accounts were not regis-tered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled ac-counts' performance may have been adversely affected.
 /2/Performance for the Class B and Trust Shares, which commenced operations on 3/3/98 and 12/14/98, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Municipal Bond Fund+


Portfolio Manager

Dorothy E. Thomas, CFA
Senior Vice President
AmSouth Bank
AmSouth Investment Management
Company, LLC

Dorothy has more than 17 years of
experience as an investment
portfolio manager. She holds a
M.B.A and a B.A. in economics. She
also serves as manager of tax-
exempt, fixed-income investments.


PORTFOLIO MANAGER'S PERSPECTIVE

With the AmSouth Municipal Bond Fund, we concentrate on high quality muncipal bonds those in the top three rating classes, or of comparable quality. As with other AmSouth bond funds, we strive to achieve strong returns by taking advantage of anticipated changes in interest rates."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 8.36% (Class A Shares at NAV). In comparison, the Merrill Lynch 3-7-Year Munic-ipal Bond Index and the Merrill Lynch 1-12-Year Municipal Bond Index rose 9.21% and 9.52%, respectively, while the Lipper Intermediate Municipal Debt Funds In-dex gained 8.77%.++

It is also important to recognize income yield to shareholders. As of July 31, 2001, the Fund's 30-day SEC yield (Class A Shares) was 3.33%. For investors in the 39.1% federal income tax bracket, that is equivalent to a taxable yield of 5.47% (shareholders who are residents of Alabama could realize a higher tax-able-equivalent yield. The yield percentage is annualized.)

We achieved our objectives while maintaining an average credit quality of AA1 (as rated by Standard & Poor's). As of July 31, 2001, the Fund's average matu-rity was 5.5 years.++

Q. What factors affected your performance?

A. The 12-month period offered conditions that were very accommodating to the fortunes of fixed-income securities, and the municipal bond market. The Fund benefited from this constructive environment. While debt securities at the short end of the yield curve were appreciably affected by the Fed's six rate cuts in 2001 through July 31, 2001, yields on the intermediate-term securities we favor were not impacted as significantly. In fact, much of our positive price performance, driven higher by a decline in yields, took place at the end of 2000 and the beginning of 2001.

With the majority of our shareholders living in Alabama, we maintained a signifi- cant allocation to municipal debt securities issued in the state (46.9% as of July 31, 2001). Therefore, Alabama shareholders enjoyed a tax-equivalent yield higher than the Funds' stated yield, because the interest from securities issued in Alabama generally was tax free to Alabama residents.++

Q. What is your outlook for the next six to 12 months?

A. With an eye toward the future, we are positioned defensively. Usually, when there is a rebound in the economy--and we anticipate a modest recovery in the next year--that tends to put some pressure on bond prices. We also believe that the decline in interest rates is much closer to the end than the beginning. Therefore, we do not expect the type of huge boost from falling rates that we enjoyed during the last fiscal year.

 + The Fund's income may be subject to certain state and local taxes and, de-pending on one's tax status, the federal alternative minimum tax.

 ++ The Lipper Intermediate Municipal Debt Funds Index consists of managed mu-tual funds that invest in municipal debt issues with dollar-weighted aver-age maturities of five to ten years.

 ++The Fund's portfolio composition is subject to change.

                                                  AmSouth Municipal Bond Fund+

Value of a $10,000 Investment

                                    [CHART]

             AmSouth     AmSouth     AmSouth     Merrill Lynch   Merrill Lynch
            Municipal   Municipal   Municipal      3-7 Year        1-12 Year
            Bond Fund   Bond Fund   Bond Fund      Municipal       Municipal
            (Class A    (Class B     (Trust          Bond            Bond
             Shares)*    Shares)     Shares)        Index           Index
 7/31/1991   $ 9,594     $10,000     $10,000       $10,000         $10,000
 8/31/1991     9,725      10,123      10,136        10,166          10,181
 9/30/1991     9,817      10,219      10,232        10,265          10,266
10/31/1991     9,935      10,329      10,355        10,335          10,350
11/30/1991     9,935      10,315      10,355        10,365          10,363
12/31/1991    10,131      10,521      10,559        10,530          10,521
 1/31/1992    10,144      10,521      10,573        10,620          10,576
 2/29/1992    10,105      10,466      10,532        10,578          10,514
 3/31/1992    10,079      10,438      10,505        10,568          10,517
 4/30/1992    10,131      10,479      10,559        10,662          10,618
 5/31/1992    10,249      10,589      10,682        10,699          10,655
 6/30/1992    10,406      10,753      10,846        10,900          10,883
 7/31/1992    10,615      10,959      11,064        11,095          11,154
 8/31/1992    10,563      10,890      11,010        11,031          11,030
 9/30/1992    10,576      10,890      11,023        11,107          11,103
10/31/1992    10,576      10,890      11,023        11,012          10,976
11/30/1992    10,720      11,027      11,173        11,303          11,242
12/31/1992    10,733      11,027      11,187        11,355          11,321
 1/31/1993    10,785      11,068      11,241        11,445          11,449
 2/28/1993    11,060      11,342      11,528        11,682          11,739
 3/31/1993    10,969      11,247      11,432        11,664          11,682
 4/30/1993    11,021      11,288      11,487        11,728          11,786
 5/31/1993    11,060      11,315      11,528        11,814          11,818
 6/30/1993    11,152      11,397      11,623        11,907          11,958
 7/31/1993    11,191      11,438      11,664        11,884          11,956
 8/31/1993    11,322      11,562      11,801        12,004          12,133
 9/30/1993    11,427      11,658      11,910        12,120          12,228
10/31/1993    11,453      11,671      11,937        12,187          12,323
11/30/1993    11,387      11,589      11,869        12,089          12,214
12/31/1993    11,545      11,740      12,033        12,262          12,407
 1/31/1994    11,597      11,795      12,087        12,384          12,530
 2/28/1994    11,427      11,603      11,910        12,176          12,252
 3/31/1994    11,139      11,301      11,610        11,836          11,926
 4/30/1994    11,178      11,329      11,651        11,913          11,977
 5/31/1994    11,204      11,356      11,678        11,995          12,031
 6/30/1994    11,243      11,384      11,719        12,000          12,021
 7/31/1994    11,387      11,521      11,869        12,220          12,278
 8/31/1994    11,414      11,534      11,896        12,231          12,309
 9/30/1994    11,335      11,452      11,814        12,132          12,169
10/31/1994    11,257      11,356      11,733        12,056          12,087
11/30/1994    11,126      11,219      11,596        11,939          11,936
12/31/1994    11,243      11,329      11,719        12,049          12,092
 1/31/1995    11,335      11,411      11,814        12,128          12,270
 2/28/1995    11,558      11,630      12,046        12,383          12,598
 3/31/1995    11,662      11,712      12,156        12,459          12,659
 4/30/1995    11,702      11,753      12,196        12,542          12,709
 5/31/1995    11,911      11,945      12,415        12,826          13,074
 6/30/1995    11,924      11,959      12,428        12,839          13,049
 7/31/1995    12,068      12,082      12,578        12,943          13,149
 8/31/1995    12,147      12,151      12,660        13,060          13,288
 9/30/1995    12,160      12,164      12,674        13,058          13,300
10/31/1995    12,304      12,288      12,824        13,120          13,411
11/30/1995    12,369      12,342      12,892        13,302          13,634
12/31/1995    12,408      12,370      12,933        13,333          13,710
 1/31/1996    12,461      12,411      12,988        13,489          13,877
 2/29/1996    12,500      12,452      13,029        13,464          13,745
03/31/1996    12,369      12,301      12,892        13,351          13,735
 4/30/1996    12,343      12,274      12,865        13,349          13,736
 5/31/1996    12,330      12,247      12,851        13,340          13,738
 6/30/1996    12,408      12,315      12,933        13,395          13,817
 7/31/1996    12,500      12,397      13,029        13,509          13,948
 8/31/1996    12,552      12,438      13,083        13,529          13,960
 9/30/1996    12,605      12,479      13,138        13,647          14,086
10/31/1996    12,709      12,575      13,247        13,772          14,220
11/30/1996    12,866      12,712      13,411        13,932          14,399
12/31/1996    12,840      12,685      13,383        13,915          14,381
 1/31/1997    12,814      12,644      13,356        13,945          14,426
 2/28/1997    12,906      12,726      13,452        14,044          14,526
 3/31/1997    12,762      12,575      13,301        13,903          14,374
 4/30/1997    12,788      12,589      13,329        13,931          14,432
 5/31/1997    12,945      12,726      13,492        14,096          14,638
 6/30/1997    13,089      12,863      13,643        14,260          14,787
 7/31/1997    13,333      13,096      13,896        14,502          15,116
 8/31/1997    13,219      12,973      13,779        14,411          14,994
 9/30/1997    13,374      13,110      13,940        14,560          15,163
10/31/1997    13,424      13,151      13,993        14,614          15,225
11/30/1997    13,452      13,164      14,037        14,671          15,287
12/31/1997    13,634      13,329      14,228        14,817          15,487
 1/31/1998    13,745      13,438      14,331        14,931          15,616
 2/28/1998    13,733      13,411      14,333        14,953          15,642
 3/31/1998    13,720      13,384      14,321        14,975          15,662
 4/30/1998    13,643      13,301      14,242        14,914          15,590
 5/31/1998    13,851      13,493      14,460        15,105          15,817
 6/30/1998    13,885      13,521      14,497        15,145          15,861
 7/31/1998    13,906      13,534      14,520        15,199          15,911
 8/31/1998    14,142      13,753      14,752        15,417          16,156
 9/30/1998    14,301      13,890      14,935        15,562          16,330
10/31/1998    14,308      13,890      14,929        15,594          16,351
11/30/1998    14,325      13,890      14,948        15,612          16,375
12/31/1998    14,373      13,932      14,999        15,698          16,457
 1/31/1999    14,570      14,110      15,206        15,883          16,685
 2/28/1999    14,456      13,979      15,088        15,828          16,586
 3/31/1999    14,427      13,957      15,060        15,840          16,572
 4/30/1999    14,474      13,977      15,109        15,894          16,619
 5/31/1999    14,360      13,861      14,991        15,830          16,527
 6/30/1999    14,108      13,624      14,744        15,651          16,291
 7/31/1999    14,227      13,716      14,854        15,781          16,431
 8/31/1999    14,177      13,665      14,819        15,785          16,412
 9/30/1999    14,197      13,660      14,826        15,800          16,435
10/31/1999    14,085      13,545      14,710        15,746          16,347
11/30/1999    14,195      13,654      14,842        15,844          16,495
12/31/1999    14,133      13,568      14,763        15,801          16,456
 1/31/2000    14,054      13,489      14,681        15,774          16,399
 2/29/2000    14,165      13,587      14,798        15,838          16,518
 3/31/2000    14,370      13,769      15,014        15,989          16,730
 4/30/2000    14,268      13,678      14,925        15,942          16,668
 5/31/2000    14,211      13,600      14,852        15,938          16,622
 6/30/2000    14,543      13,926      15,217        16,258          17,009
 7/31/2000    14,742      14,094      15,426        16,447          17,237
 8/31/2000    14,925      14,260      15,605        16,622          17,455
 9/30/2000    14,852      14,196      15,546        16,592          17,392
10/31/2000    14,961      14,278      15,662        16,711          17,550
11/30/2000    15,040      14,343      15,747        16,780          17,634
12/31/2000    15,379      14,659      16,104        17,105          18,042
 1/31/2001    15,597      14,858      16,317        17,405          18,310
 2/28/2001    15,631      14,896      16,370        17,421          18,333
 3/31/2001    15,742      14,979      16,488        17,586          18,503
 4/30/2001    15,589      14,824      16,315        17,472          18,296
 5/31/2001    15,747      14,951      16,482        17,670          18,509
 6/30/2001    15,814      15,020      16,554        17,772          18,641
 7/31/2001    15,975      15,164      16,741        17,962          18,877

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

Average Annual Total Return

As of                       Inception         1          5        10
July 31, 2001                  Date          Year      Year      Year
--------------------------------------------------------------------------
Class A Shares*               7/1/97/1/      3.99%     4.17%     4.80%
--------------------------------------------------------------------------
Class B Shares**              2/3/99/2/      2.60%     3.77%     4.25%
--------------------------------------------------------------------------
Trust Shares                  9/2/97/2/      8.52%     5.14%     5.29%
--------------------------------------------------------------------------
 * Reflects maximum 4.00% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/91 to 7/31/01 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Municipal Bond Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index and the Merrill Lynch 1-12-Year Municipal Bond Index, which are unmanaged indices that are generally repre-sentative of municipal bonds with intermediate maturities. The indices do not reflect the deduction of fees associated with a mutual fund, such as invest-ment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the pe-riod shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 /1/The quoted performance of the AmSouth Municipal Bond Fund ("Mutual Fund") includes performance of common and collective trust fund ("commingled") accounts advised by AmSouth Bank for periods dating back to 7/31/91 for the Municipal Bond Fund and prior to the Mutual Fund's commencement of op-erations on 7/1/97, as adjusted to reflect the expenses associated with the Mutual Funds. The commingled accounts were not registered with the Se-curities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled account had been registered, the commingled accounts' perfor-mance may have been adversely affected.

 /2/Performance for the Class B and Trust Shares, which commenced operations on 2/3/99 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Florida Tax-Exempt Fund+


Portfolio Manager

Dorothy E. Thomas, CFA
Senior Vice President
AmSouth Bank
AmSouth Investment Management
Company, LLC

Dorothy has more than 17 years of
experience as an investment
portfolio manager. She holds a
M.B.A. and a B.A. in economics. She
also serves as manager of tax-
exempt, fixed-income investments.


PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Florida Tax Exempt Fund has a portfolio of high quality issues in a fast growing state with a strong economic base. Interest on the bonds is exempt from both Federal income tax and the Florida intangibles tax. This portfolio is managed to benefit from expected interest rate moves."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 7.46% (Class A Shares at NAV). In comparison, the Merrill Lynch 3-7-Year Munic-ipal Bond Index rose 9.21%.

It is also important to recognize income yield to shareholders. As of July 31, 2001, the Fund's 30-day SEC yield (Class A Shares) was 3.23%. For investors in the 39.1% federal income tax bracket, that is equivalent to a taxable yield of 5.30% (shareholders who are residents of Florida could realize a higher tax-able-equivalent yield. The yield percentage is annualized.)

We achieved our objectives while maintaining an average credit quality of AA1 (as rated by Standard & Poor's). As of July 31, 2001, the Fund's average matu-rity was 5.3 years.++

Q. What factors affected your performance?

A. The 12-month period offered conditions that were very accommodating to the fortunes of fixed-income securities, and the municipal bond market. The Fund benefited from this constructive environment. While debt securities at the short end of the yield curve were appreciably affected by the Fed's six rate cuts in 2001 through July 31, 2001, yields on the intermediate-term securities we favor were not impacted as significantly. In fact, much of our positive price performance, driven higher by a decline in yields, took place at the end of 2000 and the beginning of 2001.

On a state-specific basis, the Florida municipal market remained very active.

With the majority of our shareholders living in Florida, we maintained a sig-nificant allocation to municipal debt securities issued in the state (96.4% as of July 31,
2001). As a result, Florida shareholders enjoyed a higher tax-equivalent yield.++

Q. What is your outlook for the next six to 12 months?

A. With an eye toward the future, we are positioned defensively. Usually, when there is a rebound in the economy--and we anticipate a modest recovery in the next year--that tends to put some pressure on bond prices. We also believe that the decline in interest rates is much closer to the end than the beginning. Therefore, we do not expect the type of huge boost from falling rates that we enjoyed during the last fiscal year.

 + The Fund's income may be subject to certain state and local taxes and, de-pending on one's tax status, the federal alternative minimum tax.

 ++The Fund's portfolio composition is subject to change.

                                              AmSouth Florida Tax-Exempt Fund+

Value of a $10,000 Investment

                                    [CHART]

                  AmSouth    AmSouth    AmSouth
                  Florida    Florida    Florida
                Tax-Exempt Tax-Exempt Tax-Exempt  Merrill Lynch   Merrill Lynch
                   Fund       Fund       Fund       3-7-Year        1-12-Year
                 (Class A   (Class B    (Trust      Municipal       Municipal
                 Shares)*   Shares)**   Shares)     Bond Index      Bond Index
   9/30/94       9,597       10,000      10,000        10,000         10,000
  10/31/94       9,530        9,918       9,930         9,937          9,933
  11/30/94       9,414        9,790       9,809         9,841          9,808
  12/31/94       9,497        9,860       9,896         9,932          9,936
   1/31/95       9,633       10,000      10,038         9,997         10,083
   2/28/95       9,841       10,210      10,254        10,207         10,352
   3/31/95       9,915       10,269      10,331        10,269         10,403
   4/30/95       9,950       10,304      10,368        10,338         10,444
   5/31/95      10,142       10,491      10,568        10,572         10,744
   6/30/95      10,149       10,491      10,575        10,582         10,723
   7/31/95      10,223       10,561      10,652        10,668         10,806
   8/31/95      10,288       10,619      10,720        10,765         10,919
   9/30/95      10,304       10,619      10,737        10,763         10,929
  10/31/95      10,390       10,701      10,827        10,814         11,020
  11/30/95      10,476       10,783      10,916        10,964         11,204
  12/31/95      10,545       10,841      10,988        10,990         11,266
   1/31/96      10,637       10,935      11,084        11,118         11,403
   2/29/96      10,627       10,911      11,073        11,098         11,295
   3/31/96      10,512       10,783      10,953        11,005         11,286
   4/30/96      10,518       10,783      10,960        11,003         11,288
   5/31/96      10,515       10,771      10,956        10,995         11,289
   6/30/96      10,553       10,806      10,997        11,041         11,354
   7/31/96      10,655       10,900      11,102        11,135         11,462
   8/31/96      10,655       10,888      11,102        11,151         11,471
   9/30/96      10,722       10,946      11,172        11,248         11,575
  10/31/96      10,804       11,016      11,257        11,351         11,685
  11/30/96      10,938       11,145      11,398        11,483         11,833
  12/31/96      10,925       11,121      11,384        11,469         11,817
   1/31/97      10,943       11,133      11,402        11,494         11,854
   2/28/97      11,020       11,203      11,483        11,576         11,937
   3/31/97      10,910       11,086      11,368        11,459         11,812
   4/30/97      10,944       11,110      11,403        11,482         11,860
   5/31/97      11,069       11,227      11,534        11,618         12,028
   6/30/97      11,163       11,308      11,631        11,753         12,151
   7/31/97      11,389       11,530      11,867        11,954         12,422
   8/31/97      11,297       11,425      11,772        11,878         12,321
   9/30/97      11,416       11,542      11,896        12,001         12,460
  10/31/97      11,468       11,589      11,952        12,046         12,511
  11/30/97      11,504       11,612      11,990        12,093         12,562
  12/31/97      11,640       11,741      12,145        12,213         12,726
   1/31/98      11,722       11,811      12,220        12,307         12,832
   2/28/98      11,725       11,811      12,236        12,325         12,854
   3/31/98      11,736       11,811      12,237        12,343         12,871
   4/30/98      11,673       11,741      12,172        12,292         12,811
   5/31/98      11,858       11,916      12,365        12,451         12,998
   6/30/98      11,876       11,928      12,397        12,483         13,034
   7/31/98      11,897       11,939      12,420        12,528         13,075
   8/31/98      12,083       12,114      12,604        12,708         13,276
   9/30/98      12,204       12,231      12,731        12,827         13,419
  10/31/98      12,199       12,208      12,727        12,853         13,436
  11/30/98      12,225       12,231      12,755        12,868         13,456
  12/31/98      12,273       12,266      12,806        12,939         13,524
   1/31/99      12,424       12,407      12,964        13,092         13,711
   2/28/99      12,330       12,301      12,868        13,047         13,629
   3/31/99      12,307       12,275      12,856        13,056         13,618
   4/30/99      12,347       12,295      12,887        13,100         13,657
   5/31/99      12,254       12,197      12,803        13,048         13,581
   6/30/99      12,079       12,027      12,622        12,900         13,387
   7/31/99      12,142       12,072      12,688        13,008         13,502
   8/31/99      12,115       12,035      12,660        13,011         13,487
   9/30/99      12,108       12,020      12,655        13,023         13,506
  10/31/99      12,053       11,946      12,586        12,979         13,433
  11/30/99      12,146       12,041      12,697        13,059         13,555
  12/31/99      12,109       11,991      12,647        13,024         13,523
   1/31/00      12,040       11,920      12,588        13,001         13,476
   2/29/00      12,169       12,025      12,711        13,054         13,573
   3/31/00      12,326       12,172      12,877        13,179         13,748
   4/30/00      12,266       12,117      12,815        13,140         13,697
   5/31/00      12,211       12,044      12,760        13,137         13,659
   6/30/00      12,474       12,308      13,050        13,401         13,977
   7/31/00      12,626       12,451      13,197        13,557         14,164
   8/31/00      12,771       12,573      13,350        13,700         14,344
   9/30/00      12,709       12,505      13,288        13,676         14,292
  10/31/00      12,815       12,601      13,399        13,774         14,422
  11/30/00      12,870       12,660      13,459        13,831         14,491
  12/31/00      13,122       12,901      13,737        14,098         14,826
   1/31/01      13,252       13,020      13,875        14,346         15,047
   2/28/01      13,292       13,051      13,918        14,359         15,065
   3/31/01      13,385       13,123      14,018        14,495         15,204
   4/30/01      13,264       13,009      13,892        14,401         15,305
   5/31/01      13,369       13,094      14,005        14,565         15,210
   6/30/01      13,437       13,153      14,064        14,649         15,318
   7/31/01      13,568       13,274      14,216        14,805         15,512

Average Annual Total Return

As of                       Inception         1          5          Since
July 31, 2001                  Date         Year       Year       Inception
---------------------------------------------------------------------------
Class A Shares*              9/30/94        3.19%      4.10%        4.57%
---------------------------------------------------------------------------
Class B Shares**             3/16/99/1/     1.61%      3.68%        4.23%
---------------------------------------------------------------------------
Trust Shares                  9/2/97/1/     7.72%      5.07%        5.28%
---------------------------------------------------------------------------

 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 9/30/94 to 7/31/01 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Florida Tax-Exempt Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index and the Merrill Lynch 1-12-Year Municipal Bond Index, which are unmanaged indices generally representa-tive of municipal bonds with intermediate maturities. The indices do not re-flect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 /1/Performance for the Class B and Trust Shares, which commenced operations on 3/16/99 and 9/2/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Tennessee Tax-Exempt Fund+


Portfolio Manager

Sharon Brown
Senior Vice President
AmSouth Funds

AmSouth Investment Management
Company, LLC

Sharon Brown manages three of the
AmSouth Funds: the Tennessee Tax-
Exempt Fund, the Limited Term
Tennessee Tax-Exempt Fund and the
Tax-Exempt Money Market Fund. She
has 22 years of investment
management experience and holds a
bachelor's degree in business
administration from the University
of Tennessee.


PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Tennessee Tax-Exempt Fund holds a portfolio of high-quality Tennessee municipal bonds. The Fund buys only bonds rated "A" and above, while attempting to provide a steady flow of tax-free income. We hold bonds of intermediate duration in our search for higher yields. We generally extend durations slightly as interest rates drop. Average duration is 7 to 12 years."



[LOGO] Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 7.55% (Class A Shares at NAV). In comparison, the Fund's benchmark, the Lehman Brothers Municipal 10-Year Bond Index, produced a total return of 9.48%.

It is also important to recognize income yield to shareholders. As of July 31, 2001, the Fund's 30-day SEC yield at (Class A Shares) was 3.27%. For investors in the 39.1% federal income tax bracket, that is equivalent to a taxable yield of 5.37% (shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield. The yield percentage is annualized).

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of July 31, 2001, the Fund's average matu-rity was 6.6 years.++

Q. What factors affected your performance?

A. The past 12 months were profitable for just about every type of bond and bond fund, and our portfolio was no exception. With economic conditions unusu-ally conducive to fixed-income securities, and the stock market moving lower, many investors found profitable refuge in funds such as ours. Our emphasis on securities producing income tax free to Tennessee residents further benefited shareholders who live in that state.

The municipal market "piggybacked" on the success of the taxable bond market, with bonds helped by the Fed's persistent rate-cutting policy. Because our Fund operates mostly in the short and intermediate portions of the yield curve, and Fed policy directly influences shorter securities, the value of our holdings was enhanced. A lack of supply within the state of Tennessee also worked to lower rates and boost bond prices.

Q. What are a few of your favorite bonds in the Fund?

A. Among our favorite bonds are City of Memphis bonds yielding 5.25%, due in 2014 (2.11% of net assets). This is a good, solid, noncallable bond that tends to perform well in most types of markets. We also like a Rutherford County is-sue yielding 6.25%, due in 2004 (2.61%). With its high coupon and short maturi-ty, it offers some protection should the market move against us.++

Q. What is your outlook for the next six to 12 months?

A. We would not say we are necessarily at the end of the rate-cutting road, but we may be close to the bottom in yields; the Fed may not have much more room to lower rates. On the positive side, we do not see an imminent resurgence of in-flationary pressures. We believe the most likely scenario over the short- and mid-term, is that the municipal market could experience a narrow trading range, with most performance coming from our tax-free yields.

 + The Fund's income may be subject to certain state and local taxes and, de-pending on one's tax status, the federal alternative minimum tax.

 ++The Fund's portfolio composition is subject to change.

                                            AmSouth Tennessee Tax-Exempt Fund+


Value of a $10,000 Investment

                                    [CHART]

              AmSouth      AmSouth      AmSouth      Merrill      Lehman
               TN Tax       TN Tax       TN Tax       Lynch      Brothers
               Exempt       Exempt       Exempt     1-12-Year   Municipal
             Fund Class   Fund Class   Fund Trust   Municipal    10-Year
              A Shares     B Shares      Shares     Bond Index    Index
   7/31/91       9,603      10,000       10,000      10,000      10,000
   8/31/91       9,757      10,152       10,161      10,181      10,135
   9/30/91       9,812      10,203       10,218      10,266      10,291
  10/31/91       9,989      10,381       10,402      10,350      10,374
  11/30/91       9,945      10,318       10,356      10,363      10,391
  12/31/91      10,110      10,483       10,529      10,521      10,612
   1/31/92      10,143      10,508       10,563      10,576      10,635
   2/29/92      10,077      10,432       10,494      10,514      10,619
   3/31/92      10,055      10,407       10,471      10,517      10,603
   4/30/92      10,099      10,445       10,517      10,618      10,703
   5/31/92      10,265      10,597       10,690      10,655      10,829
   6/30/92      10,430      10,762       10,862      10,883      11,016
   7/31/92      10,706      11,042       11,149      11,154      11,377
   8/31/92      10,530      10,851       10,966      11,030      11,243
   9/30/92      10,530      10,839       10,966      11,103      11,336
  10/31/92      10,408      10,699       10,839      10,976      11,221
  11/30/92      10,651      10,940       11,092      11,242      11,426
  12/31/92      10,662      10,953       11,103      11,321      11,559
   1/31/93      10,795      11,080       11,241      11,449      11,754
   2/28/93      11,115      11,398       11,575      11,739      12,184
   3/31/93      11,015      11,283       11,471      11,682      12,006
   4/30/93      11,148      11,410       11,609      11,786      12,120
   5/31/93      11,203      11,461       11,667      11,818      12,163
   6/30/93      11,325      11,576       11,793      11,958      12,402
   7/31/93      11,313      11,550       11,782      11,956      12,433
   8/31/93      11,534      11,766       12,011      12,133      12,691
   9/30/93      11,689      11,919       12,172      12,228      12,847
  10/31/93      11,678      11,893       12,161      12,323      12,867
  11/30/93      11,545      11,741       12,023      12,214      12,762
  12/31/93      11,755      11,944       12,241      12,407      13,034
   1/31/94      11,843      12,033       12,333      12,530      13,194
   2/28/94      11,545      11,715       12,023      12,252      12,833
   3/31/94      10,800      10,953       11,247      11,926      12,342
   4/30/94      10,851      10,991       11,300      11,977      12,478
   5/31/94      10,926      11,055       11,378      12,031      12,578
   6/30/94      10,856      10,978       11,305      12,021      12,524
   7/31/94      11,033      11,156       11,489      12,278      12,734
   8/31/94      11,073      11,182       11,532      12,309      12,784
   9/30/94      10,923      11,017       11,375      12,169      12,611
  10/31/94      10,740      10,813       11,184      12,087      12,427
  11/30/94      10,544      10,610       10,980      11,936      12,192
  12/31/94      10,747      10,813       11,192      12,092      12,412
   1/31/95      11,021      11,080       11,477      12,270      12,733
   2/28/95      11,291      11,334       11,758      12,598      13,094
   3/31/95      11,382      11,423       11,853      12,659      13,270
   4/30/95      11,379      11,398       11,850      12,709      13,286
   5/31/95      11,646      11,652       12,127      13,074      13,708
   6/30/95      11,526      11,525       12,003      13,049      13,623
   7/31/95      11,583      11,576       12,062      13,149      13,823
   8/31/95      11,720      11,703       12,205      13,288      14,011
   9/30/95      11,773      11,741       12,260      13,300      14,100
  10/31/95      11,912      11,868       12,404      13,411      14,263
  11/30/95      12,084      12,033       12,584      13,634      14,454
  12/31/95      12,187      12,122       12,691      13,710      14,542
   1/31/96      12,267      12,198       12,775      13,877      14,689
   2/29/96      12,140      12,058       12,642      13,745      14,629
   3/31/96      11,944      11,855       12,438      13,735      14,447
   4/30/96      11,877      11,779       12,369      13,736      14,397
   5/31/96      11,847      11,741       12,337      13,738      14,356
   6/30/96      11,938      11,804       12,431      13,817      14,493
   7/31/96      12,016      11,881       12,513      13,948      14,632
   8/31/96      11,973      11,830       12,469      13,960      14,632
   9/30/96      12,090      11,931       12,590      14,086      14,782
  10/31/96      12,221      12,046       12,726      14,220      14,969
  11/30/96      12,437      12,249       12,951      14,399      15,271
  12/31/96      12,356      12,160       12,867      14,381      15,202
   1/31/97      12,362      12,160       12,874      14,426      15,262
   2/28/97      12,439      12,211       12,953      14,526      15,405
   3/31/97      12,245      12,008       12,751      14,374      15,199
   4/30/97      12,300      12,046       12,809      14,432      15,311
   5/31/97      12,457      12,198       12,973      14,638      15,529
   6/30/97      12,550      12,274       13,070      14,787      15,699
   7/31/97      12,887      12,592       13,420      15,116      16,141
   8/31/97      12,738      12,440       13,265      14,994      15,984
   9/30/97      12,896      12,579       13,429      15,163      16,187
  10/31/97      12,965      12,643       13,501      15,225      16,273
  11/30/97      13,008      12,668       13,549      15,287      16,348
  12/31/97      13,237      12,884       13,789      15,487      16,606
   1/31/98      13,368      12,999       13,928      15,616      16,790
   2/28/98      13,326      13,010       13,873      15,642      16,789
   3/31/98      13,288      12,976       13,850      15,662      16,777
   4/30/98      13,157      12,839       13,716      15,590      16,685
   5/31/98      13,393      13,061       13,966      15,817      16,968
   6/30/98      13,392      13,052       13,967      15,861      17,031
   7/31/98      13,404      13,055       13,983      15,911      17,058
   8/31/98      13,628      13,265       14,220      16,156      17,355
   9/30/98      13,785      13,409       14,387      16,330      17,614
  10/31/98      13,782      13,397       14,386      16,351      17,621
  11/30/98      13,791      13,398       14,399      16,375      17,674
  12/31/98      13,800      13,398       14,411      16,457      17,728
   1/31/99      13,973      13,558       14,581      16,685      18,000
   2/28/99      13,843      13,426       14,462      16,586      17,838
   3/31/99      13,825      13,403       14,447      16,572      17,829
   4/30/99      13,862      13,431       14,488      16,619      17,877
   5/31/99      13,735      13,315       14,359      16,527      17,752
   6/30/99      13,498      13,066       14,113      16,291      17,421
   7/31/99      13,550      13,109       14,170      16,431      17,538
   8/31/99      13,477      13,032       14,097      16,412      17,473
   9/30/99      13,491      13,040       14,101      16,435      17,533
  10/31/99      13,365      12,912       13,972      16,347      17,410
  11/30/99      13,474      13,010       14,103      16,495      17,600
  12/31/99      13,376      12,909       14,004      16,456      17,508
   1/31/00      13,307      12,835       13,934      16,399      17,436
   2/29/00      13,416      12,935       14,051      16,518      17,574
   3/31/00      13,601      13,107       14,246      16,730      17,915
   4/30/00      13,516      13,004       14,144      16,668      17,826
   5/31/00      13,448      12,944       14,090      16,622      17,720
   6/30/00      13,764      13,239       14,423      17,009      18,202
   7/31/00      13,932      13,392       14,600      17,237      18,454
   8/31/00      14,097      13,527       14,759      17,455      18,740
   9/30/00      14,010      13,449       14,684      17,392      18,653
  10/31/00      14,142      13,567       14,825      17,550      18,844
  11/30/00      14,218      13,629       14,905      17,634      18,945
  12/31/00      14,534      13,925       15,239      18,042      19,391
   1/31/01      14,664      14,027       15,363      18,310      19,641
   2/28/01      14,691      14,059       15,408      18,333      19,674
   3/31/01      14,793      14,149       15,517      18,503      19,841
   4/30/01      14,604      13,959       15,321      18,296      19,597
   5/31/01      14,736      14,076       15,461      18,509      19,811
   6/30/01      14,809      14,137       15,540      18,641      19,930
   7/31/01      14,984      14,296       15,725      18,877      20,203

Average Annual Total Return
As of              Inception          1         5       Since
July 31, 2001        Date            Year      Year   Inception
-----------------------------------------------------------------
Class A Shares*    3/28/94/1/        3.21%     3.66%     4.13%
-----------------------------------------------------------------
Class B Shares**   2/24/98/2/        1.75%     3.42%     3.64%
-----------------------------------------------------------------
Trust Shares      10/03/97/2/        7.70%     4.68%     4.63%
-----------------------------------------------------------------
 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.


 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/91 to 7/31/01 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Tennessee Tax-Exempt Fund is measured against the Merrill Lynch 1-12-Year Municipal Bond Index, which is unmanaged and is generally representative of municipal bonds with intermediate maturities. The Lehman Brothers Municipal 10-Year Index is an unmanaged index that includes municipal bonds issued within the last five years by municipalities through-out the United States, with maturities of at least one year, but no more than 12 years, and a credit quality of at least Baa. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment man-agement fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, al-though they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 3/28/94 to 3/12/00 of the ISG Tennessee Tax-Exempt Fund, an open-end investment company that was the prede-cessor fund to the AmSouth Tennessee Tax-Exempt Fund.

 /1/The ISG Tennessee Tax-Exempt Fund commenced operations on 3/28/94, through a transfer of assets from certain collective trust fund ("commingled") ac-counts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled ac-counts for periods dating back to 7/31/91, and prior to the mutual fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securi-ties and Exchange Commission and, therefore, were not subject to the in-vestment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' perfor-mance may have been adversely affected.
 /2/Performance for the Class B and Trust Shares, which commenced operations on 2/24/98 and 10/3/97, respectively, are based on the historical perfor-mance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 AmSouth Limited Term Tennessee Tax-Exempt Fund+


Portfolio Manager

Sharon Brown
Senior Vice President
AmSouth Bank
AmSouth Investment Management
Company, LLC

Sharon Brown manages three of the
AmSouth Funds: the Tennessee Tax-
Exempt Fund, the Limited Term
Tennessee Tax-Exempt Fund and the
Tax-Exempt Money Market Fund. She
has 22 years of investment
management experience and holds a
bachelor's degree in business
administration from the University
of Tennessee.


PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Limited Term Tennessee Tax-Exempt Fund holds a portfolio of high quality, short term Tennessee municipal bonds. The Fund buys only bonds rated 'A' and above, while attempting to provide a reliable flow of tax free income. By investing in high quality bonds and keeping bond durations short, we strive to limit fluctuations in the Fund's market value."



[LOGO] Q&A

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 6.28% (Class A Shares at NAV). In comparison, the Fund's benchmark, Merrill Lynch 3-7-Year Municipal Bond Index, produced a total return of 9.21%.

It is also important to recognize income yield to shareholders. As of July 31, 2001, the Fund's 30-day SEC yield (Class A Shares) was 2.38%. For investors in the 39.1% federal income tax bracket, that is equivalent to a taxable yield of 3.91% (shareholders who are residents of Tennessee could realize a higher tax-able-equivalent yield. The yield percentage is annualized).

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of July 31, 2001, the Fund's average matu-rity was 4.1 years.++

Q. What factors affected your performance?

A. The past 12 months were profitable for just about every type of bond and bond fund, and our portfolio was no exception. With economic conditions unusu-ally conducive to fixed-income securities, and the stock market moving lower, many investors found profitable refuge in funds such as ours. Our emphasis on securities producing income tax-free to Tennessee residents further benefited shareholders who live in that state.

The municipal market "piggybacked" on the success of the taxable bond market, with bonds helped by the Fed's persistent rate-cutting policy. Because our Fund operates mostly on the short end of the yield curve, and Fed policy directly influences shorter securities, the value of our holdings was enhanced. A lack of supply within the state of Tennessee also worked to lower rates and boost bond prices.

Q. What are a few of your favorite bonds in the Fund?

A. We especially like Rutherford County bonds yielding 6.00%, due in 2004 (8.03% of net assets). It offers a good coupon rate for such a short maturity. On the longer end of the yield curve are bonds issued by Shelby County yielding 5.50%, due in 2009 (4.12%). These securities are noncallable and give us par-ticipation in the intermediate segment of the yield curve.++

Q. What is your outlook for the next six to 12 months?

A. We would not say we are necessarily at the end of the rate-cutting road, but we may be close to the bottom in yields; the Fed may not have much more room to lower rates. On the positive side, we do not see an imminent resurgence of in-flationary pressures. We believe the most likely scenario over the short- and mid-term, is that the municipal market could experience a narrow trading range, with most performance coming from our tax-free yields.

 + The Fund's income may be subject to certain state and local taxes and, de-pending on one's tax status, the federal alternative minimum tax.

 ++The Fund's portfolio composition is subject to change.

                                AmSouth Limited Term Tennessee Tax-Exempt Fund


                                    [CHART]

Value of a $10,000 Investment

                  AmSouth Limited     AmSouth Limited Term
                   Term Tennessee          Tennessee           Merrill Lynch
                   Tax-Exempt Fund      Tax-Exempt Fund          3-7 Year
                  (Class A Shares)*     (Class B Shares)    Municipal Bond Index

  7/31/91               9,595                10,000                 10,000
  8/31/91               9,755                10,161                 10,166
  9/30/91               9,828                10,235                 10,265
 10/31/91               9,914                10,309                 10,335
 11/30/91               9,914                10,297                 10,365
 12/31/91              10,110                10,495                 10,530
  1/31/92              10,147                10,532                 10,620
  2/29/92              10,110                10,483                 10,578
  3/31/92              10,123                10,483                 10,568
  4/30/92              10,135                10,483                 10,662
  5/31/92              10,221                10,569                 10,699
  6/30/92              10,356                10,693                 10,900
  7/31/92              10,503                10,842                 11,095
  8/31/92              10,491                10,817                 11,031
  9/30/92              10,442                10,755                 11,107
 10/31/92              10,466                10,780                 11,012
 11/30/92              10,577                10,879                 11,303
 12/31/92              10,577                10,866                 11,355
  1/31/93              10,687                10,978                 11,445
  2/28/93              10,896                11,188                 11,682
  3/31/93              10,834                11,114                 11,664
  4/30/93              10,908                11,176                 11,728
  5/31/93              10,933                11,188                 11,814
  6/30/93              11,018                11,275                 11,907
  7/31/93              11,018                11,262                 11,884
  8/31/93              11,117                11,349                 12,004
  9/30/93              11,190                11,423                 12,120
 10/31/93              11,178                11,399                 12,187
 11/30/93              11,129                11,337                 12,089
 12/31/93              11,252                11,448                 12,262
  1/31/94              11,350                11,547                 12,384
  2/28/94              11,190                11,374                 12,176
  3/31/94              10,920                11,089                 11,836
  4/30/94              10,969                11,126                 11,913
  5/31/94              10,994                11,139                 11,995
  6/30/94              10,969                11,114                 12,000
  7/31/94              11,043                11,176                 12,220
  8/31/94              11,104                11,225                 12,231
  9/30/94              11,043                11,151                 12,132
 10/31/94              10,994                11,101                 12,056
 11/30/94              10,883                10,978                 11,939
 12/31/94              10,957                11,040                 12,049
  1/31/95              11,043                11,114                 12,128
  2/28/95              11,178                11,250                 12,383
  3/31/95              11,252                11,312                 12,459
  4/30/95              11,301                11,349                 12,542
  5/31/95              11,497                11,535                 12,826
  6/30/95              11,472                11,498                 12,839
  7/31/95              11,583                11,609                 12,943
  8/31/95              11,656                11,671                 13,060
  9/30/95              11,681                11,683                 13,058
 10/31/95              11,718                11,708                 13,120
 11/30/95              11,816                11,795                 13,302
 12/31/95              11,877                11,844                 13,333
  1/31/96              11,951                11,918                 13,489
  2/29/96              11,926                11,881                 13,464
  3/31/96              11,816                11,757                 13,351
  4/30/96              11,791                11,720                 13,349
  5/31/96              11,779                11,708                 13,340
  6/30/96              11,840                11,757                 13,395
  7/31/96              11,902                11,807                 13,509
  8/31/96              11,877                11,770                 13,529
  9/30/96              11,951                11,832                 13,647
 10/31/96              12,049                11,918                 13,772
 11/30/96              12,184                12,042                 13,932
 12/31/96              12,135                11,980                 13,915
  1/31/97              12,184                12,030                 13,945
  2/28/97              12,270                12,104                 14,044
  3/31/97              12,143                11,968                 13,903
  4/30/97              12,176                11,993                 13,931
  5/31/97              12,284                12,079                 14,096
  6/30/97              12,343                12,129                 14,260
  7/31/97              12,539                12,314                 14,502
  8/31/97              12,463                12,228                 14,411
  9/30/97              12,561                12,314                 14,560
 10/31/97              12,623                12,364                 14,614
 11/30/97              12,663                12,389                 14,671
 12/31/97              12,793                12,512                 14,817
  1/31/98              12,905                12,611                 14,931
  2/28/98              12,886                12,584                 14,953
  3/31/98              12,871                12,561                 14,975
  4/30/98              12,815                12,483                 14,914
  5/31/98              12,951                12,618                 15,105
  6/30/98              12,972                12,628                 15,145
  7/31/98              12,994                12,638                 15,199
  8/31/98              13,117                12,747                 15,417
  9/30/98              13,205                12,822                 15,562
 10/31/98              13,225                12,831                 15,594
 11/30/98              13,245                12,839                 15,612
 12/31/98              13,274                12,844                 15,698
  1/31/99              13,374                12,944                 15,883
  2/28/99              13,338                12,901                 15,828
  3/31/99              13,332                12,886                 15,840
  4/30/99              13,364                12,908                 15,894
  5/31/99              13,305                12,842                 15,830
  6/30/99              13,153                12,686                 15,651
  7/31/99              13,201                12,723                 15,781
  8/31/99              13,169                12,683                 15,785
  9/30/99              13,205                12,696                 15,800
 10/31/99              13,119                12,617                 15,746
 11/30/99              13,180                12,666                 15,844
 12/31/99              13,141                12,607                 15,801
  1/31/00              13,095                12,567                 15,774
  2/29/00              13,183                12,643                 15,838
  3/31/00              13,262                12,713                 15,989
  4/30/00              13,213                12,658                 15,942
  5/31/00              13,183                12,622                 15,938
  6/30/00              13,415                12,833                 16,258
  7/31/00              13,551                12,953                 16,447
  8/31/00              13,619                13,009                 16,622
  9/30/00              13,597                12,980                 16,592
 10/31/00              13,689                13,060                 16,711
 11/30/00              13,727                13,098                 16,780
 12/31/00              13,956                13,296                 17,105
  1/31/01              14,132                13,460                 17,405
  2/28/01              14,166                13,484                 17,421
  3/31/01              14,231                13,551                 17,586
  4/30/01              14,141                13,443                 17,472
  5/31/01              14,247                13,536                 17,670
  6/30/01              14,293                13,571                 17,772
  7/31/01              14,403                13,667                 17,962

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

--------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------

As of                  Inception            1            5           10
July 31, 2001             Date             Year         Year        Year
--------------------------------------------------------------------------
Class A Shares*         2/28/97/1/        2.02%        3.05%        3.72%
--------------------------------------------------------------------------
Class B Shares**        2/3/98/2/         0.51%        2.61%        3.17%
--------------------------------------------------------------------------
 *Reflects 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/91 to 7/31/01 in the indicated share class versus a similar invest-ment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Limited Term Tennessee Tax-Exempt Fund is mea-sured against the Merrill Lynch 3-7-Year Municipal Bond Index, an unmanaged index that is generally representative of municipal bonds with intermediate maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its under-lying securities. During the period shown, the Advisor waived and/or reim-bursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 2/28/97 to 3/12/00 of the ISG Limited Term Tennessee Tax-Exempt Fund, an open-end investment company that was the predecessor fund to the AmSouth Limited Term Tennessee Tax-Exempt Fund.

 /1/The ISG Limited Term Tennessee Tax-Exempt Fund commenced operations on
   2/28/97, through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using sub-stantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the com-mingled accounts for periods dating back to 7/31/91, and prior to the mu-tual Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' per-formance may have been adversely affected.
 /2/Performance for the Class B Shares, which commenced operations on 2/3/98, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 The AmSouth Money Market Funds


Portfolio Manager

John Mark McKenzie, Senior Vice
President
Sharon Brown, Senior Vice President
AmSouth Bank
AmSouth Investment Management
Company, LLC.


John Mark has more than 14 years of  law degree from the University of
investment management experience.    Mississippi School of Law. Sharon
In addition to managing the AmSouth  Brown manages three of the AmSouth
Limited Term U.S. Government Fund,   Funds: the Tennessee Tax-Exempt
he co-manages the AmSouth            Fund, the Limited Term Tennessee
Government Income Fund and manages   Tax-Exempt Fund and the Tax-Exempt
four of the AmSouth Money Market     Money Market Fund. She has
Funds: U.S. Treasury, Treasury       22 years of investment management
Reserve, Prime and Institutional     experience and holds a bachelor's
Prime Obligations. He holds          degree in business administration
bachelors' degrees in banking and    from the University of Tennessee.
finance, and he earned a


[LOGO] Q&A


Q. What factors affected the performance of the money market funds?

A. Since the first of the year, the Fed has lowered short-term interest rates six times through July 31, 2001, dropping the Fed Funds rate 275 basis points (2.75%). While lower rates are productive for most types of fixed-interest se-curities, they have the effect of lowering yields on the short-term paper we buy for our money-market funds.

With yields dropping, corporate treasurers were reluctant to issue new debt; they concluded that they could wait 60 days and get a better (lower) rate. We have also seen the credit ratings of a significant number of companies down-graded or put on watch. We believe this has driven investors to hunt for quality, and has made it more difficult to find creditworthy commercial debt available at rates that were attractive to us.

Rather than stretch for yield or take undo credit risks, we have simply pur-chased overnight repurchase agreements. Although repo rates continued to fall, we have maintained a competitive position by holding an above- average weight-ing in this type of debt, where it has been available.

When the economy recovers, we would expect yields to begin to rise modestly.

 . As of July 31, 2001, the Prime Fund's weighted average maturity was 38 days, compared to 35 days on January 31, 2001, and 39 days on July 31, 2000.++

 . As of July 31, 2001, the U.S. Treasury Fund's weighted average maturity was
  51 days, compared to 53 days on January 31, 2001, and 56 days on July 31, 2000.++

 . As of July 31, 2001, the Tax-Exempt Fund's+ weighted average maturity was 19 days, compared to 78 days on January 31, 2001, and 87 days on July 31, 2000.++

 . As of July 31, 2001, the Treasury Reserve Fund's weighted average maturity was 43 days, compared to 47 days on January 31, 2001, and 54 days on July 31, 2000.++

 . As of July 31, 2001, the Institutional Prime Obligations Money Market Fund's weighted average maturity was 36 days, compared to 34 days on January 31, 2001, and 31 days on July 31, 2000.++

 + The Fund's income may be subject to certain state and local taxes and, de-pending on one's tax status, the federal alternative minimum tax.

 ++The composition of the Fund's holdings is subject to change.

 Investments in the Prime, the U.S. Treasury, the Tax-Exempt, Treasury Reserve and the Institutional Prime Obligations Money Market Funds are neither in-sured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.


Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Value Fund                                                         July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks (99.2%)

                                                              Shares    Value
                                                             --------- --------

Aerospace/Defense (0.5%)
General Dynamics Corp. .....................................     9,600 $    777
Raytheon Company............................................   100,000    2,888
Rockwell Collins............................................     3,100       64
                                                                       --------
                                                                          3,729
                                                                       --------
Automotive (0.1%)
Ford Motor Co. .............................................    29,817      759
                                                                       --------
Automotive Parts (0.8%)
Genuine Parts Co. ..........................................   160,000    5,267
                                                                       --------
Banking (3.5%)
Bank of America Corp. ......................................   277,184   17,634
First Union Corp. ..........................................   155,000    5,487
PNC Financial Service Group.................................    11,000      730
U.S. Bancorp................................................    12,000      285
                                                                       --------
                                                                         24,136
                                                                       --------
Business Services (3.7%)
Modis Professional Services, Inc. (b)....................... 2,343,500   14,928
Reynolds & Reynolds Co., Class A............................   459,000   10,511
                                                                       --------
                                                                         25,439
                                                                       --------
Chemicals -- Speciality (3.0%)
Dow Chemical Co. ...........................................    57,800    2,104
Engelhard Corp. ............................................   706,300   18,399
                                                                       --------
                                                                         20,503
                                                                       --------
Computer Hardware (3.6%)
Compaq Computer Corp. ......................................   438,100    6,545
Gateway, Inc. (b)...........................................   100,000    1,049
Hewlett-Packard Co. ........................................     6,400      158
IBM Corp. ..................................................   160,000   16,834
                                                                       --------
                                                                         24,586
                                                                       --------
Computer Software (1.3%)
Keane, Inc. (b).............................................   483,400    8,943
                                                                       --------
Computer Software & Services (6.3%)
Cabletron Systems, Inc. (b)................................. 1,220,000   22,655
Computer Associates International, Inc. ....................   600,000   20,688
                                                                       --------
                                                                         43,343
                                                                       --------
Data Processing/Management (0.4%)
Certegy Inc. (b)............................................    92,500    3,054
                                                                       --------
Electrical & Electronic (2.6%)
Avnet, Inc. ................................................   750,000   17,917
Rockwell International Corp. ...............................     3,100       50
                                                                       --------
                                                                         17,967
                                                                       --------
Financial Services (5.1%)
Citigroup, Inc. ............................................    97,732    4,907
Equifax, Inc. ..............................................   185,000    4,377
Freddie Mac.................................................    10,000      684
J.P. Morgan Chase & Co. ....................................    13,500      585
Lehman Brothers Holdings, Inc. .............................    18,800    1,354
Morgan Stanley Dean Witter & Co. ...........................    11,600      694
Washington Mutual, Inc. ....................................   550,000   22,286
                                                                       --------
                                                                         34,887
                                                                       --------

 Common Stocks, continued

                                                              Shares    Value
                                                             --------- --------

Food Products, Processing &
 Packaging (2.7%)
Kellogg Co..................................................    50,000 $  1,504
Sara Lee Corp...............................................   591,000   11,920
Sensient Technologies Corp..................................   250,000    5,125
                                                                       --------
                                                                         18,549
                                                                       --------
Forest & Paper Products (4.3%)
Georgia Pacific Corp........................................   105,100    3,847
International Paper Co......................................   200,000    8,172
Weyerhaeuser Co.............................................   175,000   10,452
Willamette Industries, Inc..................................   145,000    7,207
                                                                       --------
                                                                         29,678
                                                                       --------
Health Care (3.3%)
HCA-The Healthcare Co.......................................    22,500    1,034
Health Management Assoc., Inc., Class A (b).................   776,953   15,352
UnitedHealth Group, Inc.....................................    91,600    6,176
                                                                       --------
                                                                         22,562
                                                                       --------
Hotels & Lodging (0.9%)
Hilton Hotels Corp. ........................................   500,000    6,055
                                                                       --------
Insurance (9.0%)
ACE Ltd. ...................................................    90,000    3,142
American General Corp. .....................................     8,200      379
American International Group, Inc. .........................     5,550      462
Chubb Corp. ................................................   250,000   17,543
Marsh & McLennan Cos., Inc. ................................   210,000   21,083
St. Paul Cos., Inc. ........................................   435,000   19,075
                                                                       --------
                                                                         61,684
                                                                       --------
Medical Supplies (3.3%)
C.R. Bard, Inc. ............................................   320,000   18,928
Guidant Corp. (b)...........................................   110,000    3,507
                                                                       --------
                                                                         22,435
                                                                       --------
Metals & Mining (0.1%)
Alcoa, Inc. ................................................     9,800      384
                                                                       --------
Newspapers (0.9%)
Gannett Co., Inc. ..........................................    96,000    6,435
                                                                       --------
Oil & Gas Exploration, Production, &
 Services (15.4%)
BP Amoco, PLC, ADR..........................................     6,396      316
Burlington Resources, Inc. .................................   153,000    6,617
Chevron Corp. ..............................................     4,200      384
Exxon Mobil Corp. ..........................................    19,672      822
Kerr-McGee Corp. ...........................................   235,000   14,847
Noble Affiliates............................................   300,000   10,881
Royal Dutch Petroleum Co. ..................................    15,300      887
Sunoco, Inc. ...............................................   420,000   14,524
Texaco, Inc. ...............................................   241,700   16,738
Ultramar Diamond Shamrock Corp. ............................   335,000   15,829
USX-Marathon Group..........................................   521,600   15,476
Valero Energy Corp. ........................................   275,000    9,708
                                                                       --------
                                                                        107,029
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Value Fund                                                         July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                              Shares    Value
                                                             --------- --------

Pharmaceuticals (5.0%)
Baxter International, Inc. .................................   195,000 $  9,711
Pharmacia Corp. ............................................   294,450   13,138
Schering-Plough Corp. ......................................   300,000   11,715
                                                                       --------
                                                                         34,564
                                                                       --------
Photography & Imaging (0.0%)
Eastman Kodak Co. ..........................................     6,000      260
                                                                       --------
Railroads (0.1%)
Union Pacific Corp. ........................................     7,800      419
                                                                       --------
Restaurants (0.6%)
McDonald's Corp. ...........................................   150,000    4,371
                                                                       --------
Retail (4.1%)
CVS Corp. ..................................................   300,000   10,804
Gap (The), Inc. ............................................   100,000    2,731
Limited (The), Inc. ........................................     6,800      115
May Department Stores Co. ..................................   154,500    5,129
Target Corp. ...............................................   243,000    9,404
                                                                       --------
                                                                         28,183
                                                                       --------
Telecommunications  -- Equipment (4.1%)
Harris Corp. ...............................................   345,000   10,357
Lucent Technologies, Inc. .................................. 2,025,000   13,568
Nortel Networks Corp., ADR..................................   509,200    4,048
                                                                       --------
                                                                         27,973
                                                                       --------
Telecommunications -- Wireless (0.4%)
AT&T Wireless Services Inc. (b).............................   157,682    2,947
                                                                       --------
Toys/Games/Hobbies (0.4%)
Hasbro, Inc. ...............................................   150,000    2,415
                                                                       --------
Transportation Leasing & Trucking (0.8%)
Ryder System, Inc. .........................................   300,000    5,700
                                                                       --------
Travel (0.0%)
Carnival Corp. .............................................     3,200      107
                                                                       --------
Utilities -- Electric & Gas (6.3%)
Constellation Energy Group..................................   250,000    7,360
Duke Energy Corp. ..........................................     6,264      242
Exelon Corp. ...............................................     6,400      362
Mirant Corp. (b)............................................   344,284   10,649
Reliant Energy, Inc. .......................................   508,000   16,001
Southern Co. ...............................................   170,000    3,995
Xcel Energy, Inc. ..........................................   188,500    5,078
                                                                       --------
                                                                         43,687
                                                                       --------
Utilities -- Telecommunications (6.6%)
AT&T Corp. .................................................   490,000    9,903
BellSouth Corp. ............................................   225,000    9,158
SBC Communications, Inc. ...................................   195,000    8,781
Verizon Communications......................................   330,000   17,869
                                                                       --------
                                                                         45,711
                                                                       --------
TOTAL COMMON STOCKS.........................................            683,761
                                                                       --------

 Investment Companies (1.3%)

                                                              Shares    Value
                                                             --------- --------

AmSouth Prime Money Market Fund............................. 8,857,484 $  8,857
AmSouth U.S. Treasury Money Market Fund.....................       503        1
                                                                       --------
TOTAL INVESTMENT COMPANIES..................................              8,858
                                                                       --------
TOTAL INVESTMENTS
 (Cost $485,643) (a) -- 100.5%..............................            692,619
Liabilities in excess of other assets -- (0.5%).............             (3,649)
                                                                       --------
NET ASSETS -- 100.0%........................................           $688,970
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation............................................. $223,545
  Unrealized depreciation.............................................  (16,569)
                                                                       --------
  Net unrealized appreciation......................................... $206,976
                                                                       ========

(b) Represents non-income producing security.
ADR -- American Depositary Receipt

                       See notes to financial statements

AMSOUTH FUNDS
Value Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $485,643).......................          $692,619
Interest and dividends receivable...........................               633
Receivable for capital shares issued........................               142
Receivable for investments sold.............................             2,549
Collateral for securities loaned, at fair value.............           122,209
Prepaid expenses and other assets...........................                24
                                                                      --------
 Total Assets...............................................           818,176
Liabilities:
Payable for investments purchased........................... $  6,610
Payable for capital shares redeemed.........................       16
Payable upon return of securities loaned....................  122,209
Accrued expenses and other payables:
 Investment advisory fees...................................      194
 Administration fees........................................       22
 Shareholder servicing and distribution fees................       77
 Custodian fees.............................................       16
 Other......................................................       62
                                                             --------
 Total Liabilities..........................................           129,206
                                                                      --------
Net Assets:
Capital.....................................................           423,409
Accumulated net realized gains from investment
 transactions...............................................            58,585
Unrealized appreciation from investments....................           206,976
                                                                      --------
Net Assets..................................................          $688,970
                                                                      ========
Class A Shares (b)
 Net Assets.................................................          $113,164
 Shares outstanding.........................................             5,553
 Redemption price per share.................................          $  20.38
                                                                      ========
Class A Shares -- Maximum Sales Charge......................              5.50%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent).....................................................          $  21.57
                                                                      ========
Class B Shares
 Net Assets.................................................          $ 10,322
 Shares outstanding.........................................               512
 Offering price per share*..................................          $  20.15
                                                                      ========
Trust Shares (c)
 Net Assets.................................................          $565,484
 Shares outstanding.........................................            27,800
 Offering and redemption price per share....................          $  20.34
                                                                      ========

* Redemption price per share varies by length of time shares are held.
(a) Formerly AmSouth Equity Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income...............................................        $      6
Dividend income...............................................          12,125
Securities lending income.....................................             195
                                                                      --------
 Total Investment Income......................................          12,326
Expenses:
Investment advisory fees...................................... $5,069
Administration fees...........................................  1,267
Distribution fees -- Class B Shares...........................     63
Shareholder servicing fees -- Class A Shares (b)..............    138
Shareholder servicing fees -- Class B Shares..................     21
Shareholder servicing fees -- Trust shares (c)................    855
Custodian fees................................................    174
Accounting fees...............................................    109
Transfer agent fees...........................................    183
Other fees....................................................    186
                                                               ------
 Total expenses before fee reductions.........................           8,065
 Expenses reduced by Distributor..............................            (285)
 Expenses reduced by Fund Accountant..........................             (76)
                                                                      --------
 Net expenses.................................................           7,704
                                                                      --------
Net Investment Income.........................................           4,622
                                                                      --------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions...............          95,732
Change in unrealized appreciation/depreciation from
 investments..................................................          25,846
                                                                      --------
Net realized/unrealized gains on investments..................         121,578
                                                                      --------
Change in net assets resulting from operations................        $126,200
                                                                      ========


                       See notes to financial statements

AMSOUTH FUNDS
Value Fund (a)

 Statements of Changes in Net Assets

                                                         Year Ended Year Ended
                                                          July 31,   July 31,
                                                            2001       2000
                                                         ---------- ----------
                                                              (Amounts in
                                                              thousands)
From Investment Activities:
Operations:
 Net investment income..................................  $  4,622  $   10,150
 Net realized gains from investment transactions........    95,732      60,783
 Change in unrealized appreciation/depreciation from
  investments...........................................    25,846    (151,006)
                                                          --------  ----------
Change in net assets resulting from operations..........   126,200     (80,073)
                                                          --------  ----------
Distributions to Class A Shareholders (b):
 From net investment income.............................      (353)       (628)
 From net realized gains on investment transactions.....    (5,678)     (9,331)
Distributions to Class B Shareholders:
 From net investment income.............................       (16)        (51)
 From net realized gains on investment transactions.....    (1,012)     (1,626)
Distributions to Trust Shareholders (c):
 From net investment income.............................    (4,657)     (9,589)
 From net realized gains on investment transactions.....   (73,415)   (123,978)
                                                          --------  ----------
Change in net assets from shareholder distributions.....   (85,131)   (145,203)
                                                          --------  ----------
Change in net assets from capital transactions..........    33,893    (204,510)
                                                          --------  ----------
Change in net assets....................................    74,962    (429,786)
Net Assets:
 Beginning of period....................................   614,008   1,043,794
                                                          --------  ----------
 End of period..........................................  $688,970  $  614,008
                                                          ========  ==========

(a) Formerly AmSouth Equity Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Value Fund (a)

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended  Year Ended Year Ended Year Ended
                          July 31,   July 31,    July 31,   July 31,   July 31,
                           2001 +      2000        1999     1998 (b)     1997
                         ---------- ----------  ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $  19.54   $ 25.25     $ 24.60    $ 23.35    $  17.62
                          --------   -------     -------    -------    --------
Investment Activities
 Net investment income..      0.11      0.23        0.20       0.21        0.30
 Net realized and
  unrealized gains
  (losses) from
  investments...........      3.64     (2.21)       3.11       2.54        6.77
                          --------   -------     -------    -------    --------
 Total from Investment
  Activities............      3.75     (1.98)       3.31       2.75        7.07
                          --------   -------     -------    -------    --------
Distributions
 Net investment income..     (0.14)    (0.23)      (0.19)     (0.25)      (0.30)
 Net realized gains from
  investment
  transactions..........     (2.77)    (3.50)      (2.47)     (1.25)      (1.04)
                          --------   -------     -------    -------    --------
 Total Distributions....     (2.91)    (3.73)      (2.66)     (1.50)      (1.34)
                          --------   -------     -------    -------    --------
Change in Net Asset
 Value..................      0.84     (5.71)       0.65       1.25        5.73
                          --------   -------     -------    -------    --------
Net Asset Value, End of
 Period.................  $  20.38   $ 19.54     $ 25.25    $ 24.60    $  23.35
                          ========   =======     =======    =======    ========
Total Return (excludes
 sales charge)..........     21.10%    (8.19)%     14.92%     12.34%      42.35%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $113,164   $45,255     $70,740    $73,165    $974,985
Ratio of expenses to
 average net assets.....      1.34%     1.35%       1.33%      1.19%       1.06%
Ratio of net investment
 income to average net
 assets.................      0.53%     1.07%       0.82%      0.89%       1.52%
Ratio of expenses to
 average net assets*....      1.35%     1.35%       1.34%      1.19%       1.10%
Portfolio turnover**....        43%       17%         18%        17%         24%

/\  Formerly Classic Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly AmSouth Equity Fund.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Value Fund (a)

 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                  Year Ended  Year Ended Year Ended Period Ended
                                   July 31,    July 31,   July 31,    July 31,
                                    2001 +       2000       1999      1998 (b)
                                  ----------  ---------- ---------- ------------
Net Asset Value, Beginning of
 Period.........................   $ 19.41      $25.14    $ 24.55      $23.15
                                   -------      ------    -------      ------
Investment Activities
 Net investment income (loss)...     (0.03)       0.07       0.02        0.09
 Net realized and unrealized
  gains (losses) from
  investments...................      3.58       (2.19)      3.10        2.68
                                   -------      ------    -------      ------
 Total from Investment
  Activities....................      3.55       (2.12)      3.12        2.77
                                   -------      ------    -------      ------
Distributions
 Net investment income..........     (0.04)      (0.11)     (0.06)      (0.12)
 Net realized gains from
  investment transactions.......     (2.77)      (3.50)     (2.47)      (1.25)
                                   -------      ------    -------      ------
 Total Distributions............     (2.81)      (3.61)     (2.53)      (1.37)
                                   -------      ------    -------      ------
Change in Net Asset Value.......      0.74       (5.73)      0.59        1.40
                                   -------      ------    -------      ------
Net Asset Value, End of Period..   $ 20.15      $19.41    $ 25.14      $24.55
                                   =======      ======    =======      ======
Total Return (excludes
 redemption charge).............     20.09%      (8.86)%    14.03%      12.49%(c)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)..........................   $10,322      $7,949    $12,394      $7,929
Ratio of expenses to average net
 assets.........................      2.09%       2.10%      2.08%       2.11%(d)
Ratio of net investment income
 to average net assets..........     (0.16)%      0.32%      0.05%       0.26%(d)
Ratio of expenses to average net
 assets*........................      2.10%       2.11%      2.09%       2.11%(d)
Portfolio turnover**............        43%         17%        18%         17%

 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly AmSouth Equity Fund.
(b) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(c)  Not annualized.
(d)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Value Fund (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                Year Ended Year Ended  Year Ended Period Ended
                                 July 31,   July 31,    July 31,    July 31,
                                  2001 +      2000        1999      1998 (b)
                                ---------- ----------  ---------- ------------
Net Asset Value, Beginning of
 Period.......................   $  19.53   $  25.27    $  24.57    $  22.51
                                 --------   --------    --------    --------
Investment Activities
 Net investment income........       0.15       0.28        0.26        0.28
 Net realized and unrealized
  gains (losses) from
  investments.................       3.59      (2.24)       3.16        3.31
                                 --------   --------    --------    --------
 Total from Investment
  Activities..................       3.74      (1.96)       3.42        3.59
                                 --------   --------    --------    --------
Distributions
 Net investment income........      (0.16)     (0.28)      (0.25)      (0.28)
 Net realized gains from
  investment transactions.....      (2.77)     (3.50)      (2.47)      (1.25)
                                 --------   --------    --------    --------
 Total Distributions..........      (2.93)     (3.78)      (2.72)      (1.53)
                                 --------   --------    --------    --------
Change in Net Asset Value.....       0.81      (5.74)       0.70        2.06
                                 --------   --------    --------    --------
Net Asset Value, End of
 Period.......................   $  20.34   $  19.53    $  25.27    $  24.57
                                 ========   ========    ========    ========
Total Return..................      21.10%     (8.11)%     15.43%      12.46%(c)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)........................   $565,484   $560,804    $960,660    $947,575
Ratio of expenses to average
 net assets...................       1.19%      1.13%       1.08%       1.09%(d)
Ratio of net investment income
 to average net assets........       0.76%      1.30%       1.07%       1.26%(d)
Ratio of expenses to average
 net assets*..................       1.25%      1.15%       1.09%       1.10%(d)
Portfolio turnover**..........         43%        17%         18%         17%

/\  Formerly Premier Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Equity Fund.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 16.52%.
(d) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Growth Fund                                                        July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks (98.3%)

                                                                  Shares  Value
                                                                  ------ -------

Consumer Discretionary (9.0%)
AOL-Time Warner, Inc. (b)........................................ 15,300 $  696
General Motors Corp. ............................................  8,000    509
Kohl's Corp. (b).................................................  8,000    458
Omnicom Group, Inc. .............................................  3,300    288
                                                                         ------
                                                                          1,951
                                                                         ------
Consumer Staples (2.4%)
Anheuser-Busch Cos., Inc. ....................................... 12,000    520
                                                                         ------
Financials (21.7%)
American Express Co. ............................................ 11,000    444
Bank of America Corp. ...........................................  7,000    445
Capital One Financial Corp. ..................................... 10,500    674
Freddie Mac......................................................  6,000    411
Lehman Brothers Holdings, Inc. ..................................  8,000    576
MBNA Corp. ...................................................... 20,300    718
Merrill Lynch & Co., Inc. .......................................  8,900    483
Morgan Stanley Dean Witter & Co. ................................  8,000    479
SouthTrust Corp. ................................................ 19,000    488
                                                                         ------
                                                                          4,718
                                                                         ------
Health Care (8.2%)
Cephalon, Inc. (b)...............................................  6,000    383
IVAX Corp. (b)................................................... 10,125    344
Pfizer, Inc. .................................................... 12,000    495
Pharmacia Corp. ................................................. 12,380    553
                                                                         ------
                                                                          1,775
                                                                         ------
Industrials (11.3%)
Boeing Co. ...................................................... 12,000    702
Caterpillar, Inc. ...............................................  8,000    441
Norfolk Southern Corp. .......................................... 27,000    543
PACCAR, Inc. ....................................................  8,000    471
Tyco International, Ltd. ........................................  5,500    293
                                                                         ------
                                                                          2,450
                                                                         ------
Technology (41.6%)
Advanced Micro Devices, Inc. (b)................................. 17,000    310
Apple Computer, Inc. (b)......................................... 20,000    376
Applied Micro Circuits Corp. (b).................................  9,100    156
Ariba, Inc. (b)..................................................  5,700     23
Atmel Corp. (b).................................................. 48,200    482
Autodesk, Inc. .................................................. 15,000    559
BMC Software, Inc. (b)........................................... 20,000    400

 Common Stocks, continued

                                                                 Shares  Value
                                                                 ------ -------

Technology, continued
Celestica, Inc. (b)............................................. 11,500 $   555
Cirrus Logic, Inc. (b).......................................... 15,000     278
Cisco Systems, Inc. (b)......................................... 23,000     442
Commerce One, Inc. (b).......................................... 21,700      81
Earthlink Network, Inc. (b)..................................... 11,085     181
EMC Corp. (b)...................................................  8,000     158
Harris Corp..................................................... 11,100     333
Intuit, Inc. (b)................................................ 14,000     481
JDS Uniphase Corp. (b)..........................................  7,600      70
Juniper Networks, Inc. (b)......................................  5,600     144
Linear Technology Corp. ........................................ 10,300     449
Micron Technology, Inc. (b)..................................... 11,000     462
NVIDIA Corp. (b)................................................  4,500     364
Oracle Corp. (b)................................................ 23,800     430
Polycom, Inc. (b)............................................... 19,000     484
Sanmina Corp. (b)............................................... 16,800     366
Siebel Systems, Inc. (b)........................................  9,000     310
Sun Microsystems, Inc. (b)...................................... 24,100     393
Tektronix, Inc. (b)............................................. 25,300     574
Vitesse Semiconductor Corp. (b)................................. 10,300     204
                                                                        -------
                                                                          9,065
                                                                        -------
Utilities (4.1%)
Enron Corp. ....................................................  8,000     363
Williams Cos., Inc.............................................. 16,100     539
                                                                        -------
                                                                            902
                                                                        -------
TOTAL COMMON STOCKS.............................................         21,381
                                                                        -------
TOTAL INVESTMENTS
 (Cost $29,282) (a) -- 98.3%....................................         21,381
                                                                        -------
Other assets in excess of liabilities -- 1.7%...................            375
                                                                        -------
NET ASSETS -- 100.0%............................................        $21,756
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation............................................ $   554
   Unrealized depreciation............................................  (8,455)
                                                                       -------
   Net unrealized depreciation........................................ $(7,901)
                                                                       =======

(b)  Represents non-income producing security.

                       See notes to financial statements

AMSOUTH FUNDS
Growth Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at
 value (cost
 $29,282)......         $21,381
Cash...........             819
Interest and
 dividends
 receivable....               4
Receivable for
 capital shares
 issued........               6
Collateral for
 securities
 loaned, at
 fair value....           1,862
Prepaid
 expenses and
 other assets..               4
                        -------
 Total Assets..          24,076
Liabilities:
Payable for
 investments
 purchased.....  $  404
Payable for
 capital shares
 redeemed......      33
Payable upon
 return of
 securities
 loaned........   1,862
Accrued
 expenses and
 other
 payables:
 Investment
  advisory
  fees.........       6
 Administration
  fees.........       1
 Shareholder
  servicing and
  distribution
  fees.........       7
 Custodian
  fees.........       1
 Other.........       6
                 ------
 Total
  Liabilities..           2,320
                        -------
Net Assets:
Capital........          36,116
Distributions
 in excess of
 net investment
 income........              (3)
Accumulated net
 realized
 losses from
 investment
 transactions..          (6,456)
Unrealized
 depreciation
 from
 investments...          (7,901)
                        -------
Net Assets.....         $21,756
                        =======
Class A Shares
 (b)
 Net Assets....         $ 6,312
 Shares
  outstanding..             803
 Redemption
  price per
  share........         $  7.86
                        =======
Class A
 Shares --
  Maximum Sales
 Charge........            5.50%
                        -------
 Maximum
  Offering
  Price Per
  Share
  (100%/(100% --
   Maximum
  Sales
  Charge) of
  net asset
  value
  adjusted to
  the nearest
  cent)........         $  8.32
                        =======
Class B Shares
 Net Assets....         $ 4,991
 Shares
  outstanding..             658
 Offering price
  per share*...         $  7.58
                        =======
Trust Shares
 (c)
 Net Assets....         $10,453
 Shares
  outstanding..           1,315
 Offering and
  redemption
  price per
  share........         $  7.95
                        =======

*  Redemption price per share varies by length of time shares are held.
(a)  Formerly AmSouth Capital Growth Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Dividend income.................................................      $    158
Securities lending income.......................................             8
                                                                      --------
 Total Investment Income........................................           166
Expenses:
Investment advisory fees........................................ $278
Administration fees.............................................   69
Distribution fees -- Class B Shares.............................   53
Shareholder servicing fees -- Class A Shares (b)................   24
Shareholder servicing fees -- Class B Shares....................   18
Shareholder servicing fees -- Trust Shares (c)..................   27
Custodian fees..................................................   10
Accounting fees.................................................    8
Transfer agent fees.............................................   63
Other fees......................................................   23
                                                                 ----
 Total expenses before fee reductions...........................           573
 Expenses reduced by Administrator..............................           (17)
 Expenses reduced by Transfer Agent.............................           (25)
 Expenses reduced by Distributor................................            (9)
 Expenses reduced by Fund Accountant............................            (3)
                                                                      --------
 Net expenses...................................................           519
                                                                      --------
Net Investment Loss.............................................          (353)
                                                                      --------

Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions................        (3,520)
Change in unrealized appreciation/depreciation from
 investments....................................................        (9,095)
                                                                      --------
Net realized/unrealized losses from investments.................       (12,615)
                                                                      --------
Change in net assets resulting from operations..................      $(12,968)
                                                                      ========

                       See notes to financial statements

AMSOUTH FUNDS
Growth Fund (a)

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment loss.....................................  $   (353)  $  (307)
 Net realized gains (losses) from investment
  transactions...........................................    (3,520)    7,075
 Change in unrealized appreciation/depreciation from
  investments............................................    (9,095)   (2,745)
                                                           --------   -------
Change in net assets resulting from operations...........   (12,968)    4,023
                                                           --------   -------
Distributions to Class A Shareholders (b):
 From net realized gains on investment transactions......    (2,235)     (495)
Distributions to Class B Shareholders:
 From net realized gains on investment transactions......    (1,645)     (311)
Distributions to Trust Shareholders (c):
 From net realized gains on investment transactions......    (4,132)     (794)
                                                           --------   -------
Change in net assets from shareholder distributions......    (8,012)   (1,600)
                                                           --------   -------
Change in net assets from capital transactions...........    (7,651)    8,406
                                                           --------   -------
Change in net assets.....................................   (28,631)   10,829
Net Assets:
 Beginning of period.....................................    50,387    39,558
                                                           --------   -------
 End of period...........................................  $ 21,756   $50,387
                                                           ========   =======

(a) Formerly AmSouth Capital Growth Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Growth Fund (a)

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                                Year Ended  Year Ended  Year Ended  Period Ended
                                 July 31,    July 31,    July 31,     July 31,
                                  2001 +       2000        1999     1998 (b)(c)
                                ----------  ----------  ----------  ------------
Net Asset Value, Beginning of
 Period........................  $ 14.93     $ 14.04     $ 11.62       $10.00
                                 -------     -------     -------       ------
Investment Activities
 Net investment loss...........    (0.10)      (0.09)      (0.06)       (0.03)
 Net realized and unrealized
  gains (losses) from
  investments..................    (4.16)       1.53        2.57         1.65
                                 -------     -------     -------       ------
 Total from Investment
  Activities...................    (4.26)       1.44        2.51         1.62
                                 -------     -------     -------       ------
Distributions
 Net realized gains from
  investment transactions......    (2.81)      (0.55)      (0.09)          --
                                 -------     -------     -------       ------
 Total Distributions...........    (2.81)      (0.55)      (0.09)          --
                                 -------     -------     -------       ------
Change in Net Asset Value......    (7.07)       0.89        2.42         1.62
                                 -------     -------     -------       ------
Net Asset Value, End of
 Period........................  $  7.86     $ 14.93     $ 14.04       $11.62
                                 =======     =======     =======       ======
Total Return (excludes sales
 charge).......................   (32.44)%     10.27%      21.76%       16.20%(d)

Ratios/Supplemental Data:
Net Assets at end of period
 (000).........................  $ 6,312     $13,665     $14,040       $9,720
Ratio of expenses to average
 net assets....................     1.42%       1.35%       1.23%        1.40%(e)
Ratio of net investment income
 to average net assets.........    (0.94)%     (0.59)%     (0.50)%      (0.42)%(e)
Ratio of expenses to average
 net assets*...................     1.55%       1.55%       1.74%        2.37%(e)
Portfolio turnover**...........      161%        111%         79%          77%

/\  Formerly Classic Shares.
 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Capital Growth Fund.
(b) For the period from August 3, 1997 (commencement of operations) through July 31, 1998.
(c) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Growth Fund (a)

 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                Year Ended  Year Ended Year Ended Period Ended
                                 July 31,    July 31,   July 31,    July 31,
                                  2001 +       2000       1999      1998 (b)
                                ----------  ---------- ---------- ------------
Net Asset Value, Beginning of
 Period........................  $ 14.61      $13.85     $11.54      $ 9.82
                                 -------      ------     ------      ------
Investment Activities
 Net investment loss...........    (0.18)      (0.19)     (0.12)      (0.06)
 Net realized and unrealized
  gains (losses) from
  investments..................    (4.04)       1.50       2.52        1.78
                                 -------      ------     ------      ------
 Total from Investment
  Activities...................    (4.22)       1.31       2.40        1.72
                                 -------      ------     ------      ------
Distributions
 Net realized gains from
  investment transactions......    (2.81)      (0.55)     (0.09)         --
                                 -------      ------     ------      ------
 Total Distributions...........    (2.81)      (0.55)     (0.09)         --
                                 -------      ------     ------      ------
Change in Net Asset Value......    (7.03)       0.76       2.31        1.72
                                 -------      ------     ------      ------
Net Asset Value, End of
 Period........................  $  7.58      $14.61     $13.85      $11.54
                                 =======      ======     ======      ======
Total Return (excludes
 redemption charge)............   (32.95)%      9.46%     20.96%      17.52%(c)

Ratios/Supplemental Data:
Net Assets at end of period
 (000).........................  $ 4,991      $9,223     $7,463      $3,477
Ratio of expenses to average
 net assets....................     2.17%       2.10%      1.97%       2.05%(d)
Ratio of net investment income
 to average net assets.........    (1.70)%     (1.34)%    (1.26)%     (1.10)%(d)
Ratio of expenses to average
 net assets*...................     2.30%       2.30%      2.48%       3.11%(d)
Portfolio turnover**...........      161%        111%        79%         77%

 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Capital Growth Fund.
(b) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Growth Fund (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                  Year Ended  Year Ended  Year Ended  Period Ended
                                   July 31,    July 31,    July 31,     July 31,
                                    2001 +       2000        1999     1998 (b)(c)
                                  ----------  ----------  ----------  ------------
Net Asset Value, Beginning of
 Period.........................   $ 15.04     $ 14.11     $ 11.65       $ 9.55
                                   -------     -------     -------       ------
Investment Activities
 Net investment loss............     (0.09)      (0.06)      (0.02)          --
 Net realized and unrealized
  gains (losses) from
  investments...................     (4.19)       1.54        2.57         2.10
                                   -------     -------     -------       ------
 Total from Investment
  Activities....................     (4.28)       1.48        2.55         2.10
                                   -------     -------     -------       ------
Distributions
 Net realized gains from
  investment transactions.......     (2.81)      (0.55)      (0.09)          --
                                   -------     -------     -------       ------
 Total Distributions............     (2.81)      (0.55)      (0.09)          --
                                   -------     -------     -------       ------
 Change in Net Asset Value......     (7.09)       0.93        2.46         2.10
                                   -------     -------     -------       ------
Net Asset Value, End of Period..   $  7.95     $ 15.04     $ 14.11       $11.65
                                   =======     =======     =======       ======
Total Return....................    (32.32)%     10.51%      22.05%       16.50%(d)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)..........................   $10,453     $27,499     $18,055       $2,824
Ratio of expenses to average net
 assets.........................      1.27%       1.15%       0.96%        0.99%(e)
Ratio of net investment income
 to average net assets..........     (0.79)%     (0.40)%     (0.28)%       0.00%(e)
Ratio of expenses to average net
 assets*........................      1.45%       1.37%       1.47%        2.05%(e)
Portfolio turnover**............       161%        111%         79%          77%

/\  Formerly Premier Shares.
 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Capital Growth Fund.
(b) For the period from August 3, 1997 (commencement of operations) through July 31, 1998.
(c) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(d) Represents total return based on the activity of Classic Shares for the period from August 4, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 21.99%.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Capital Growth Fund                                                July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks (94.3%)

                                                              Shares    Value
                                                             --------- --------

Aerospace/Defense (2.8%)
Boeing Co. .................................................    75,000 $  4,390
United Technologies Corp. ..................................    65,000    4,771
                                                                       --------
                                                                          9,161
                                                                       --------
Banks (4.0%)
Fifth Third Bancorp.........................................   118,000    7,436
Northern Trust Corp. .......................................    90,000    5,742
                                                                       --------
                                                                         13,178
                                                                       --------
Business Equipment & Services (3.8%)
Cintas Corp. ...............................................   116,000    5,820
Paychex, Inc. ..............................................   170,000    6,681
                                                                       --------
                                                                         12,501
                                                                       --------
Computer Hardware (3.9%)
IBM Corp. ..................................................    70,000    7,365
Network Appliance, Inc. (b).................................    90,000    1,123
Sun Microsystems, Inc. (b)..................................   260,000    4,235
                                                                       --------
                                                                         12,723
                                                                       --------
Computer Software & Services (17.0%)
Adobe Systems, Inc. ........................................    50,000    1,875
AOL-Time Warner, Inc. (b)...................................   130,000    5,909
Automatic Data Processing, Inc. ............................   160,000    8,151
BEA Systems, Inc. (b).......................................    70,500    1,555
Cisco Systems, Inc. (b).....................................   215,000    4,132
DST Systems, Inc. (b).......................................   128,000    6,048
EMC Corp. (b)...............................................   200,000    3,944
Emulex Corp. (b)............................................    65,000    1,526
Juniper Networks, Inc. (b)..................................    75,000    1,927
Microsoft Corp. (b).........................................   100,000    6,618
Oracle Corp. (b)............................................   150,000    2,712
Sungard Data Systems, Inc. (b)..............................   240,000    6,545
Symantec Corp. (b)..........................................    40,000    1,928
Veritas Software Corp. (b)..................................    60,500    2,566
                                                                       --------
                                                                         55,436
                                                                       --------
Cosmetics/Toiletries (0.3%)
Colgate-Palmolive Co. ......................................    20,000    1,084
                                                                       --------
Diversified Manufacturing (4.4%)
General Electric Co. .......................................   150,000    6,525
Tyco International, Ltd. ...................................   150,020    7,981
                                                                       --------
                                                                         14,506
                                                                       --------
Educational Services (2.2%)
DeVry, Inc. (b).............................................   188,300    7,347
                                                                       --------
Electronic Components (2.2%)
Altera Corp. (b)............................................   140,000    4,208
QLogic Corp. (b)............................................    55,000    2,113
Solectron Corp. (b).........................................    50,000      874
                                                                       --------
                                                                          7,195
                                                                       --------
Financial Services (4.8%)
Citigroup, Inc. ............................................   175,000    8,787
Fannie Mae..................................................    85,000    7,076
                                                                       --------
                                                                         15,863
                                                                       --------
Food Distributors & Wholesalers (1.7%)
Costco Wholesale Corp. (b)..................................   130,000    5,597
                                                                       --------

 Common Stocks, continued

                                                              Shares    Value
                                                             --------- --------

Food Products, Processing &
 Packaging (2.0%)
SYSCO Corp. ................................................   245,200 $  6,581
                                                                       --------
Health Care (5.1%)
Cardinal Health, Inc. ......................................   125,000    9,204
Johnson & Johnson...........................................   140,000    7,574
                                                                       --------
                                                                         16,778
                                                                       --------
Health Care -- Drugs (0.9%)
Amgen, Inc. (b).............................................    45,000    2,822
                                                                       --------
Insurance (1.1%)
American International Group, Inc. .........................    45,000    3,746
                                                                       --------
Medical Equipment & Supplies (4.1%)
Medtronic, Inc. ............................................   102,000    4,899
Stryker Corp. ..............................................   145,000    8,697
                                                                       --------
                                                                         13,596
                                                                       --------
Metals & Mining (0.9%)
Alcoa, Inc. ................................................    75,000    2,942
                                                                       --------
Oil & Gas Exploration, Production, &
 Services (1.0%)
Calpine Corp. (b)...........................................    10,000      360
Enron Corp. ................................................    50,000    2,267
Schlumberger Ltd. ..........................................     5,000      269
Shaw Group (The), Inc. (b)..................................    10,000      325
                                                                       --------
                                                                          3,221
                                                                       --------
Pharmaceuticals (7.5%)
Elan Corp., PLC-ADR (b).....................................   100,000    5,775
Forest Laboratories, Inc. (b)...............................   120,000    9,426
Pfizer, Inc. ...............................................   230,250    9,491
                                                                       --------
                                                                         24,692
                                                                       --------
Retail (18.7%)
Abercrombie & Fitch Co. (b).................................   120,000    4,658
Best Buy Co., Inc. (b)......................................   115,000    7,700
Chico's FAS, Inc. (b).......................................    82,000    3,056
CVS Corp. ..................................................    95,000    3,421
Dollar General Corp. .......................................   270,000    5,300
Home Depot, Inc. ...........................................   150,000    7,556
Kohl's Corp. (b)............................................    30,000    1,718
Lowe's Cos., Inc. ..........................................   170,000    6,491
Safeway, Inc. (b)...........................................   105,000    4,637
Target Corp. ...............................................   100,000    3,870
Wal-Mart Stores, Inc. ......................................   135,000    7,547
Walgreen Co. ...............................................   150,000    5,055
                                                                       --------
                                                                         61,009
                                                                       --------
Semiconductors (3.9%)
Applied Materials, Inc. (b).................................   100,000    4,586
Broadcom Corp., Class A (b).................................    70,000    3,054
Intel Corp. ................................................   175,000    5,217
                                                                       --------
                                                                         12,857
                                                                       --------
Technology (1.6%)
Agilent Technologies (b)....................................         1       --*
Novellus Systems, Inc. (b)..................................    99,700    5,082
                                                                       --------
                                                                          5,082
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Capital Growth Fund                                                July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                               Shares    Value
                                                              --------- --------

Telecommunications -- Equipment (0.4%)
Ciena Corp. (b)..............................................    35,000 $  1,160
                                                                        --------
TOTAL COMMON STOCKS..........................................            309,077
                                                                        --------

 Investment Companies (5.4%)

AIM Liquid Assets Money Market Fund......................... 2,050,871    2,051
AmSouth Prime Money Market Fund............................. 5,947,332    5,947
S & P 500 Depositary Receipt................................    80,000    9,708
                                                                       --------
TOTAL INVESTMENT COMPANIES..................................             17,706
                                                                       --------
TOTAL INVESTMENTS
 (Cost $323,011) (a) -- 99.7%...............................            326,783
Other assets in excess of liabilities -- 0.3%...............                935
                                                                       --------
NET ASSETS -- 100.0%........................................           $327,718
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation............................................. $ 36,788
  Unrealized depreciation.............................................  (33,016)
                                                                       --------
  Net unrealized appreciation......................................... $  3,772
                                                                       ========

(b) Represents non-income producing security.
 * Due to rounding, figure is below thousand-dollar threshold.
ADR -- American Depositary Receipt
PLC -- Public Limited Company


                       See notes to financial statements

AMSOUTH FUNDS
Capital Growth Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $323,011)........................         $326,783
Interest and dividends receivable............................               88
Receivable for capital shares issued.........................                9
Receivable for investments sold..............................            6,476
Receivable from investment advisor...........................                9
Collateral for securities loaned, at fair value..............           88,415
Prepaid expenses and other assets............................               26
                                                                      --------
 Total Assets................................................          421,806
Liabilities:
Payable for investments purchased............................ $ 5,440
Payable for capital shares redeemed..........................      39
Payable upon return of securities loaned.....................  88,415
Accrued expenses and other payables:
 Investment advisory fees....................................      93
 Administration fees.........................................       8
 Shareholder servicing and distribution fees.................      36
 Custodian fees..............................................       8
 Other.......................................................      49
                                                              -------
 Total Liabilities...........................................           94,088
                                                                      --------
Net Assets:
Capital......................................................          357,381
Distributions in excess of net investment income.............               (3)
Accumulated net realized losses from investment
 transactions................................................          (33,432)
Unrealized appreciation from investments.....................            3,772
                                                                      --------
Net Assets...................................................         $327,718
                                                                      ========
Class A Shares
 Net Assets..................................................         $ 19,574
 Shares outstanding..........................................            1,803
 Redemption price per share..................................         $  10.86
                                                                      ========
Class A Shares -- Maximum Sales Charge.......................             5.50%
                                                                      --------
 Maximum Offering Price Per Share
  (100%/(100% -- Maximum Sales Charge) of net asset value
  adjusted to the nearest cent)..............................         $  11.49
                                                                      ========
Class B Shares
 Net Assets..................................................         $  8,967
 Shares outstanding..........................................              863
 Offering price per share*...................................         $  10.39
                                                                      ========
Trust Shares (b)
 Net Assets..................................................         $299,177
 Shares outstanding..........................................           27,653
 Offering and redemption price per share.....................         $  10.82
                                                                      ========

* Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Capital Growth Fund.
(b) Formerly Institutional Shares.
 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Dividend income..............................................        $  1,797
Securities lending income....................................             222
                                                                     --------
 Total Investment Income.....................................           2,019
Expenses:
Investment advisory fees..................................... $2,656
Administration fees..........................................    664
Distribution fees -- Class B Shares..........................     70
Shareholder servicing fees -- Class A Shares.................     34
Shareholder servicing fees -- Class B Shares.................     23
Shareholder servicing fees -- Trust Shares (b)...............    464
Custodian fees...............................................     92
Accounting fees..............................................     42
Transfer agent fees..........................................    112
Other fees...................................................    123
                                                              ------
 Total expenses before fee reductions/reimbursements.........           4,280
 Expenses reimbursed by Investment Advisor...................            (130)
 Expenses reduced by Administrator...........................            (166)
 Expenses reduced by Distributor.............................            (155)
 Expenses reduced by Fund Accountant.........................             (38)
                                                                     --------
 Net expenses................................................           3,791
                                                                     --------
Net Investment Loss..........................................          (1,772)
                                                                     --------
Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions.............         (32,670)
Change in unrealized appreciation/depreciation from
 investments.................................................         (44,201)
                                                                     --------
Net realized/unrealized losses from investments..............         (76,871)
                                                                     --------
Change in net assets resulting from operations...............        $(78,643)
                                                                     ========

                       See notes to financial statements

AMSOUTH FUNDS
Capital Growth Fund (a)

 Statements of Changes in Net Assets

                                           Year Ended Period Ended  Year Ended
                                            July 31,    July 31,   December 31,
                                              2001      2000 (b)       1999
                                           ---------- ------------ ------------
                                                  (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment loss......................  $ (1,772)   $   (527)    $   (265)
 Net realized gains (losses) from
  investment transactions.................   (32,670)     18,488       46,657
 Change in unrealized
  appreciation/depreciation from
  investments.............................   (44,201)     (3,450)         466
                                            --------    --------     --------
Change in net assets resulting from
 operations...............................   (78,643)     14,511       46,858
                                            --------    --------     --------
Distributions to Class A Shareholders:
 From net realized gains on investment
  transactions............................    (1,143)         --       (1,690)
Distributions to Class B Shareholders:
 From net realized gains on investment
  transactions............................      (798)         --       (1,261)
Distributions to Trust Shareholders (c):
 From net investment income...............        --         (35)          --
 From net realized gains on investment
  transactions............................   (25,149)         --      (39,425)
                                            --------    --------     --------
Change in net assets from shareholder
 distributions............................   (27,090)        (35)     (42,376)
                                            --------    --------     --------
Change in net assets from capital
 transactions.............................   111,604      47,546       74,316
                                            --------    --------     --------
Change in net assets......................     5,871      62,022       78,798
Net Assets:
 Beginning of period......................   321,847     259,825      181,027
                                            --------    --------     --------
 End of period............................  $327,718    $321,847     $259,825
                                            ========    ========     ========

(a)  Formerly ISG Capital Growth Fund.
(b)  For the period from January 1, 2000 through July 31, 2000.
(c)  Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Capital Growth Fund (a)

 Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                         Year Ended  Period Ended     Year Ended   Year Ended   Year Ended  Period Ended
                          July 31,     July 31,      December 31, December 31, December 31, December 31,
                           2001 +      2000 (b)         1999+         1998         1997       1996 (c)
                         ----------  ------------    ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....  $ 14.97      $ 14.37         $ 14.20       $12.80       $11.32      $ 10.00
                          -------      -------         -------       ------       ------      -------
Investment Activities
 Net investment income
  (loss)................    (0.09)       (0.04)          (0.04)       (0.01)        0.06           --
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (2.86)        0.64            2.97         3.89         3.40         1.32
                          -------      -------         -------       ------       ------      -------
 Total from Investment
  Activities............    (2.95)        0.60            2.93         3.88         3.46         1.32
                          -------      -------         -------       ------       ------      -------
Distributions
 Net investment income..       --           --              --           --        (0.06)          --
 Net realized gains from
  investment
  transactions..........    (1.16)          --           (2.76)       (2.48)       (1.92)          --
                          -------      -------         -------       ------       ------      -------
 Total Distributions....    (1.16)          --           (2.76)       (2.48)       (1.98)          --
                          -------      -------         -------       ------       ------      -------
Change in Net Asset
 Value..................    (4.11)        0.60            0.17         1.40         1.48         1.32
                          -------      -------         -------       ------       ------      -------
Net Asset Value, End of
 Period.................  $ 10.86      $ 14.97         $ 14.37       $14.20       $12.80      $ 11.32
                          =======      =======         =======       ======       ======      =======
Total Return (excludes
 sales charge)..........   (21.27)%       4.18%(d)       21.85%       32.05%       30.79%       13.20%(d)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $19,574      $14,137         $10,310       $4,631       $  858      $49,008
Ratio of expenses to
 average net assets.....     1.30%        1.32%(e)        1.32%        1.28%        0.93%        1.20%(e)
Ratio of net investment
 income to average net
 assets.................    (0.67)%      (0.49)%(e)      (0.33)%      (0.19)%       0.42%       (0.02)%(e)
Ratio of expenses to
 average net assets*....     1.36%        1.37%(e)        1.33%        1.29%        1.18%        1.39%(e)
Portfolio turnover**....      100%          91%            178%         152%         116%          69%

 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Capital Growth Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from April 1, 1996 (commencement of operations) through December 31, 1996.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Capital Growth Fund (a)

 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                           Year Ended  Period Ended    Year Ended  Period Ended
                            July 31,     July 31,     December 31, December 31,
                             2001 +      2000 (b)        1999 +      1998 (c)
                           ----------  ------------   ------------ ------------
Net Asset Value,
 Beginning of Period.....   $ 14.46       $13.93         $13.92       $13.10
                            -------       ------         ------       ------
Investment Activities
 Net investment loss.....     (0.17)       (0.09)         (0.14)       (0.05)
 Net realized and
  unrealized gains
  (losses) from
  investments............     (2.74)        0.62           2.91         3.35
                            -------       ------         ------       ------
 Total from Investment
  Activities.............     (2.91)        0.53           2.77         3.30
                            -------       ------         ------       ------
Distributions
 Net realized gains from
  investment
  transactions...........     (1.16)          --          (2.76)       (2.48)
                            -------       ------         ------       ------
 Total Distributions.....     (1.16)          --          (2.76)       (2.48)
                            -------       ------         ------       ------
Change in Net Asset
 Value...................     (4.07)        0.53           0.01         0.82
                            -------       ------         ------       ------
Net Asset Value, End of
 Period..................   $ 10.39       $14.46         $13.93       $13.92
                            =======       ======         ======       ======
Total Return (excludes
 redemption charge)......    (21.77)%       3.80%(d)      21.11%       26.86%(d)

Ratios/Supplemental Data:
Net Assets at end of
 period (000)............   $ 8,967       $8,939         $7,704       $2,854
Ratio of expenses to
 average net assets......      1.96%        1.96%(e)       1.92%        2.04%(e)
Ratio of net investment
 income to average net
 assets..................     (1.35)%      (1.11)%(e)     (0.93)%      (0.95)%(e)
Ratio of expenses to
 average net assets*.....      2.11%        2.07%(e)       1.93%          (f)
Portfolio turnover**.....       100%          91%           178%         152%

 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Capital Growth Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 5, 1998 (commencement of operations) through December 31, 1998.
(d) Not annualized.
(e) Annualized.
(f) There was no fee reduction in this period.

                       See notes to financial statements

AMSOUTH FUNDS
Capital Growth Fund (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended  Period Ended     Year Ended   Year Ended  Period Ended
                          July 31,     July, 31      December 31, December 31, December 31,
                           2001 +      2000 (b)         1999 +        1998       1997 (c)
                         ----------  ------------    ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....  $  14.89     $  14.27        $  14.09     $  12.69     $  14.51
                          --------     --------        --------     --------     --------
Investment Activities
 Net investment income
  (loss)................     (0.06)       (0.02)          (0.01)        0.01         0.02
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (2.85)        0.64            2.95         3.88         0.10
                          --------     --------        --------     --------     --------
 Total from Investment
  Activities............     (2.91)        0.62            2.94         3.89         0.12
                          --------     --------        --------     --------     --------
Distributions
 Net investment income..        --           --              --        (0.01)       (0.02)
 Net realized gains from
  investment
  transactions..........     (1.16)          --           (2.76)       (2.48)       (1.92)
                          --------     --------        --------     --------     --------
 Total Distributions....     (1.16)          --           (2.76)       (2.49)       (1.94)
                          --------     --------        --------     --------     --------
Change in Net Asset
 Value..................     (4.07)        0.62            0.18         1.40        (1.82)
                          --------     --------        --------     --------     --------
Net Asset Value, End of
 Period.................  $  10.82     $  14.89        $  14.27     $  14.09     $  12.69
                          ========     ========        ========     ========     ========
Total Return............    (21.11)%       4.36%(d)       22.09%       32.40%        0.88%(d)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $299,177     $298,771        $241,810     $173,542     $141,761
Ratio of expenses to
 average net assets.....      1.11%        1.11%(e)        1.07%        1.02%        0.58%(e)
Ratio of net investment
 income to average net
 assets.................     (0.50)%      (0.26)%(e)      (0.09)%       0.07%        0.80%(e)
Ratio of expenses to
 average net assets*....      1.26%        1.22%(e)        1.08%        1.03%        0.99%(e)
Portfolio turnover**....       100%          91%            178%         152%         116%

/\  Formerly Institutional Shares.
 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Capital Growth Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(d) Not annualized.
(e) Annualized.


                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Large Cap Fund                                                     July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks (98.9%)

                                                              Shares    Value
                                                             --------- --------

Advertising (0.9%)
The Interpublic Group of Companies, Inc. ...................   200,000 $  5,474
                                                                       --------
Aerospace/Defense (1.0%)
General Dynamics Corp. .....................................    75,000    6,067
                                                                       --------
Beverages (3.5%)
Coca-Cola Co. ..............................................   220,000    9,812
PepsiCo, Inc. ..............................................   250,000   11,658
                                                                       --------
                                                                         21,470
                                                                       --------
Business Equipment & Services (1.3%)
Paychex, Inc. ..............................................   200,000    7,860
                                                                       --------
Computer Hardware (7.4%)
Compaq Computer Corp. ......................................   300,000    4,482
Dell Computer Corp. (b).....................................   200,000    5,386
Hewlett-Packard Co. ........................................   500,000   12,330
IBM Corp. ..................................................   200,000   21,042
Network Appliance, Inc. (b).................................   200,000    2,496
                                                                       --------
                                                                         45,736
                                                                       --------
Computer Software & Services (6.7%)
Automatic Data Processing, Inc. ............................   300,000   15,285
Electronic Data Systems Corp. ..............................   150,000    9,578
Microsoft Corp. (b).........................................   250,000   16,547
                                                                       --------
                                                                         41,410
                                                                       --------
Consumer Goods (2.1%)
Gillette Co. ...............................................   200,000    5,574
Procter & Gamble Co. .......................................   100,000    7,102
                                                                       --------
                                                                         12,676
                                                                       --------
Diversified Manufacturing (4.6%)
General Electric Co. .......................................   400,000   17,400
Honeywell International, Inc. ..............................   100,000    3,687
Illinois Tool Works, Inc. ..................................   120,000    7,560
                                                                       --------
                                                                         28,647
                                                                       --------
Entertainment (1.5%)
Walt Disney (The) Co. ......................................   350,000    9,223
                                                                       --------
Financial Services (0.4%)
Citigroup, Inc. ............................................    50,000    2,511
                                                                       --------
Financials (0.5%)
American Express Co. .......................................    75,000    3,025
                                                                       --------
Food Products, Processing &
 Packaging (3.2%)
Sara Lee Corp. .............................................   300,000    6,051
SYSCO Corp. ................................................   500,000   13,420
                                                                       --------
                                                                         19,471
                                                                       --------
Health Care (11.7%)
American Home Products Corp. ...............................   200,000   12,062
Cardinal Health, Inc. ......................................   150,000   11,045
Johnson & Johnson...........................................   500,000   27,049
Pfizer, Inc. ...............................................   350,000   14,427
UnitedHealth Group, Inc. ...................................   100,000    6,742
                                                                       --------
                                                                         71,325
                                                                       --------
Health Care -- Drugs (2.0%)
Amgen, Inc. (b).............................................   200,000   12,542
                                                                       --------

 Common Stocks, continued

                                                              Shares    Value
                                                             --------- --------

Household Products/Wares (0.6%)
Clorox Corp. ...............................................   100,000 $  3,738
                                                                       --------
Industrials (3.7%)
Boeing Co. .................................................   120,000    7,024
Tyco International, Ltd. ...................................   300,000   15,960
                                                                       --------
                                                                         22,984
                                                                       --------
Insurance (1.3%)
AFLAC, Inc. ................................................   100,000    2,958
American International Group, Inc. .........................    60,000    4,995
                                                                       --------
                                                                          7,953
                                                                       --------
Machinery & Equipment (2.3%)
Dover Corp. ................................................   400,000   14,460
                                                                       --------
Media (1.0%)
McGraw Hill Cos., Inc. .....................................   100,000    6,137
                                                                       --------
Medical Equipment & Supplies (3.2%)
IMS Health, Inc. ...........................................   200,000    5,140
Medtronic, Inc. ............................................   300,000   14,409
                                                                       --------
                                                                         19,549
                                                                       --------
Office Equipment & Services (2.0%)
Pitney Bowes, Inc. .........................................   300,000   12,060
                                                                       --------
Pharmaceuticals (9.9%)
Abbott Laboratories.........................................   300,000   16,077
Bristol-Myers Squibb Co. ...................................   120,000    7,097
Merck & Co., Inc. ..........................................   300,000   20,393
Schering-Plough Corp. ......................................   450,000   17,573
                                                                       --------
                                                                         61,140
                                                                       --------
Raw Materials (0.7%)
Avery Dennison Corp. .......................................    90,000    4,613
                                                                       --------
Restaurants (2.8%)
McDonald's Corp. ...........................................   600,000   17,484
                                                                       --------
Retail (11.5%)
Albertson's, Inc. ..........................................   100,000    3,273
Dollar General Corp. .......................................   300,000    5,889
Gap (The), Inc. ............................................   250,000    6,828
Home Depot, Inc. ...........................................   350,000   17,629
TJX Cos., Inc. .............................................   300,000   10,203
Wal-Mart Stores, Inc. ......................................   300,000   16,769
Walgreen Co. ...............................................   300,000   10,110
                                                                       --------
                                                                         70,701
                                                                       --------
Semiconductors (3.7%)
Applied Materials, Inc. (b).................................   300,000   13,758
Intel Corp. ................................................   300,000    8,943
                                                                       --------
                                                                         22,701
                                                                       --------
Technology (5.7%)
Agilent Technologies (b)....................................    68,651    1,964
BMC Software, Inc. (b)......................................   100,000    2,000
Cisco Systems, Inc. (b).....................................   350,000    6,727
EMC Corp. (b)...............................................   200,000    3,944
Linear Technology Corp. ....................................   100,000    4,358
Oracle Corp. (b)............................................   500,000    9,040
Sun Microsystems, Inc. (b)..................................   450,000    7,331
                                                                       --------
                                                                         35,364
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Large Cap Fund                                                     July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                              Shares    Value
                                                             --------- --------

Telecommunications -- Equipment (0.8%)
Lucent Technologies, Inc. ..................................   150,000 $  1,005
Motorola, Inc. .............................................   120,000    2,243
Tellabs, Inc. (b)...........................................   100,000    1,647
                                                                       --------
                                                                          4,895
                                                                       --------
Telecommunications -- Wireless (0.1%)
AT&T Wireless Services Inc. (b).............................    32,180      601
                                                                       --------
Tobacco (0.7%)
Philip Morris Cos., Inc. ...................................   100,000    4,550
                                                                       --------
Utilities -- Telecommunications (2.1%)
AT&T Corp. .................................................   100,000    2,021
BellSouth Corp. ............................................   150,000    6,105
SBC Communications, Inc. ...................................   110,000    4,953
                                                                       --------
                                                                         13,079
                                                                       --------
TOTAL COMMON STOCKS.........................................            609,446
                                                                       --------

 Investment Companies (1.1%)

                                                              Shares    Value
                                                             --------- --------

AIM Liquid Assets Money Market Fund.........................     1,271 $      1
AmSouth Prime Money Market Fund............................. 6,880,724    6,881
                                                                       --------
TOTAL INVESTMENT COMPANIES..................................              6,882
                                                                       --------
TOTAL INVESTMENTS
 (Cost $360,562) (a) -- 100.0%..............................            616,328
Other assets in excess of liabilities -- 0.0%...............                 15
                                                                       --------
NET ASSETS -- 100.0%........................................           $616,343
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation............................................. $296,686
  Unrealized depreciation.............................................  (40,920)
                                                                       --------
  Net unrealized appreciation......................................... $255,766
                                                                       ========

(b) Represents non-income producing security.

                       See notes to financial statements

AMSOUTH FUNDS
Large Cap Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $360,562).............................     $616,328
Interest and dividends receivable.................................          307
Receivable for capital shares issued..............................          131
Collateral for securities loaned, at fair value...................      233,832
Prepaid expenses and other assets.................................           43
                                                                       --------
 Total Assets.....................................................      850,641

Liabilities:
Payable for capital shares redeemed......................... $    125
Payable upon return of securities loaned....................  233,832
Accrued expenses and other payables:
 Investment advisory fees...................................      164
 Administration fees........................................       15
 Shareholder servicing and distribution fees................       81
 Custodian fees.............................................       15
 Other......................................................       66
                                                             --------
 Total Liabilities..........................................           234,298
                                                                      --------
Net Assets:
Capital.....................................................           320,420
Accumulated net realized gains from investment
 transactions...............................................            40,157
Unrealized appreciation from investments....................           255,766
                                                                      --------
Net Assets..................................................          $616,343
                                                                      ========
Class A Shares
 Net Assets.................................................          $ 66,813
 Shares outstanding.........................................             3,149
 Redemption price per share.................................          $  21.22
                                                                      ========
Class A Shares -- Maximum Sales Charge......................              5.50%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent).....................................................          $  22.46
                                                                      ========
Class B Shares
 Net Assets.................................................          $ 28,118
 Shares outstanding.........................................             1,358
 Offering price per share*..................................          $  20.70
                                                                      ========
Trust Shares (b)
 Net Assets.................................................          $521,412
 Shares outstanding.........................................            24,533
 Offering and redemption price per share....................          $  21.25
                                                                      ========

* Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Large-Cap Equity Fund.
(b) Formerly Institutional Shares.
 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Dividend income..............................................        $   6,963
Securities lending income....................................              493
                                                                     ---------
 Total Investment Income.....................................            7,456
Expenses:
Investment advisory fees..................................... $5,469
Administration fees..........................................  1,367
Distribution fees -- Class B Shares..........................    198
Shareholder servicing fees -- Class A Shares.................    188
Shareholder servicing fees -- Class B Shares.................     66
Shareholder servicing fees -- Trust Shares (b)...............    873
Custodian fees...............................................    189
Accounting fees..............................................    106
Transfer agent fees..........................................    256
Other fees...................................................    187
                                                              ------
 Total expenses before fee reductions........................            8,899
 Expenses reduced by Investment Advisor......................             (342)
 Expenses reduced by Administrator...........................             (342)
 Expenses reduced by Distributor.............................             (291)
 Expenses reduced by Fund Accountant.........................              (74)
                                                                     ---------
 Net expenses................................................            7,850
                                                                     ---------
Net Investment Loss..........................................             (394)
                                                                     ---------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions..............           53,004
Change in unrealized appreciation/depreciation from
 investments.................................................         (133,341)
                                                                     ---------
Net realized/unrealized losses on investments................          (80,337)
                                                                     ---------
Change in net assets resulting from operations...............        $ (80,731)
                                                                     =========

                       See notes to financial statements

AMSOUTH FUNDS
Large Cap Fund (a)

 Statements of Changes in Net Assets

                                          Year Ended  Period Ended  Year Ended
                                           July 31,     July 31,   December 31,
                                             2001       2000 (b)       1999
                                          ----------  ------------ ------------
                                                 (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income (loss)............ $    (394)    $   (160)   $     729
 Net realized gains from investment
  transactions...........................    53,004       56,300      205,658
 Change in unrealized
  appreciation/depreciation from
  investments............................  (133,341)     (52,282)     (70,611)
                                          ---------     --------    ---------
Change in net assets resulting from
 operations..............................   (80,731)       3,858      135,776
                                          ---------     --------    ---------
Distributions to Class A Shareholders:
 From net investment income..............        --          (15)         (74)
 From net realized gains on investment
  transactions...........................   (12,126)          --      (11,381)
Distributions to Class B Shareholders:
 From net realized gains on investment
  transactions...........................    (3,952)          --       (2,572)
Distributions to Trust Shareholders (c):
 From net investment income..............       (17)        (236)        (660)
 From net realized gains on investment
  transactions...........................   (96,106)          --     (104,281)
                                          ---------     --------    ---------
Change in net assets from shareholder
 distributions...........................  (112,201)        (251)    (118,968)
                                          ---------     --------    ---------
Change in net assets from capital
 transactions............................     9,414       (7,854)     (57,034)
                                          ---------     --------    ---------
Change in net assets.....................  (183,518)      (4,247)     (40,226)
Net Assets:
 Beginning of period.....................   799,861      804,108      844,334
                                          ---------     --------    ---------
 End of period........................... $ 616,343     $799,861    $ 804,108
                                          =========     ========    =========

(a) Formerly ISG Large-Cap Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Large Cap Fund (a)

 Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                         Year Ended  Period Ended     Year Ended  Period Ended    Year Ended    Year Ended    Year Ended
                          July 31,     July 31,      December 31, December 31,   February 28,  February 28,  February 28,
                           2001 +      2000 (b)         1999 +      1998 (c)         1998          1997          1996
                         ----------  ------------    ------------ ------------   ------------  ------------  ------------
Net Asset Value,
 Beginning of Period....  $ 28.14      $ 28.02         $ 27.55      $ 23.01        $  16.68      $  14.49      $  11.41
                          -------      -------         -------      -------        --------      --------      --------
Investment Activities
 Net investment income
  (loss)................    (0.04)       (0.01)           0.03         0.05            0.11          0.14          0.16
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (2.82)        0.14            5.07         5.79            6.48          2.54          3.63
                          -------      -------         -------      -------        --------      --------      --------
 Total from Investment
  Activities............    (2.86)        0.13            5.10         5.84            6.59          2.68          3.79
                          -------      -------         -------      -------        --------      --------      --------
Distributions
 Net investment income..       --        (0.01)          (0.03)       (0.05)          (0.11)        (0.14)        (0.17)
 Net realized gains from
  investment
  transactions..........    (4.06)          --           (4.60)       (1.25)          (0.15)        (0.35)        (0.54)
                          -------      -------         -------      -------        --------      --------      --------
 Total Distributions....    (4.06)       (0.01)          (4.63)       (1.30)          (0.26)        (0.49)        (0.71)
                          -------      -------         -------      -------        --------      --------      --------
Change in Net Asset
 Value..................    (6.92)        0.12            0.47         4.54            6.33          2.19          3.08
                          -------      -------         -------      -------        --------      --------      --------
Net Asset Value, End of
 Period.................  $ 21.22      $ 28.14         $ 28.02      $ 27.55        $  23.01      $  16.68      $  14.49
                          =======      =======         =======      =======        ========      ========      ========
Total Return (excludes
 sales charge)..........   (11.72)%       0.45%(d)       18.85%       25.83%(d)       39.74%        18.79%        33.73%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $66,813      $81,099         $79,211      $57,772        $715,631      $490,392      $385,145
Ratio of expenses to
 average net assets.....     1.25%        1.14%(e)        1.04%        1.03%(e)        0.99%         0.92%         0.94%
Ratio of net investment
 income to average net
 assets.................    (0.16)%      (0.07)%(e)       0.12%        0.21%(e)        0.54%         0.95%         1.24%
Ratio of expenses to
 average net assets*....     1.36%        1.37%(e)        1.39%        1.03%(e)            (f)           (f)           (f)
Portfolio turnover**....       10%          10%             15%           3%              6%            7%           15%

 + Net investment income (loss) is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Large-Cap Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(d) Not annualized.
(e) Annualized.
(f) There were no fee reductions in this period.

                       See notes to financial statements

AMSOUTH FUNDS
Large Cap Fund (a)

 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                            Year Ended  Period Ended     Year Ended  Period Ended
                             July 31,     July 31,      December 31, December 31,
                              2001 +      2000 (b)         1999 +      1998 (c)
                            ----------  ------------    ------------ ------------
Net Asset Value, Beginning
 of Period................   $ 27.74      $ 27.75         $ 27.54       $25.98
                             -------      -------         -------       ------
Investment Activities
 Net investment loss......     (0.21)       (0.13)          (0.23)          --
 Net realized and
  unrealized gains
  (losses) from
  investments.............     (2.77)        0.12            5.04         1.56
                             -------      -------         -------       ------
 Total from Investment
  Activities..............     (2.98)       (0.01)           4.81         1.56
                             -------      -------         -------       ------
Distributions
 Net realized gains from
  investment
  transactions............     (4.06)          --           (4.60)          --
                             -------      -------         -------       ------
 Total Distributions......     (4.06)          --           (4.60)          --
                             -------      -------         -------       ------
Change in Net Asset
 Value....................     (7.04)       (0.01)           0.21         1.56
                             -------      -------         -------       ------
Net Asset Value, End of
 Period...................   $ 20.70      $ 27.74         $ 27.75       $27.54
                             =======      =======         =======       ======
Total Return (excludes
 redemption charge).......    (12.40)%      (0.04)%(d)      17.78%        6.02%(d)

Ratios/Supplemental Data:
Net Assets at end of
 period (000).............   $28,118      $24,655         $18,584       $  100
Ratio of expenses to
 average net assets.......      2.00%        2.00%(e)        1.98%        1.10%(e)
Ratio of net investment
 income to average net
 assets...................     (0.91)%      (0.93)%(e)      (0.79)%       0.23%(e)
Ratio of expenses to
 average net assets*......      2.11%        2.07%(e)        2.00%        2.11%(e)
Portfolio turnover**......        10%          10%             15%           3%

 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Large-Cap Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 15, 1998 (commencement on operations) through December 31, 1998.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Large Cap Fund (a)


 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended  Period Ended     Year Ended   Year Ended
                          July 31,     July 31,      December 31, December 31,
                           2001 +      2000 (b)         1999 +      1998 (c)
                         ----------  ------------    ------------ ------------
Net Asset Value,
 Beginning of Period....  $  28.14     $  28.01        $  27.54     $  25.52
                          --------     --------        --------     --------
Investment Activities
 Net investment income..        --*          --            0.03           --
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (2.83)        0.14            5.07         2.02
                          --------     --------        --------     --------
 Total from Investment
  Activities............     (2.83)        0.14            5.10         2.02
                          --------     --------        --------     --------
Distributions
 Net investment income..        --*       (0.01)           0.03           --
 Net realized gains from
  investment
  transactions..........     (4.06)          --           (4.60)          --
                          --------     --------        --------     --------
 Total Distributions....     (4.06)       (0.01)          (4.63)          --
                          --------     --------        --------     --------
Change in Net Asset
 Value..................     (6.89)        0.13            0.47         2.02
                          --------     --------        --------     --------
Net Asset Value, End of
 Period.................  $  21.25     $  28.14        $  28.01     $  27.54
                          ========     ========        ========     ========
Total Return............    (11.60)%      (0.50)%(d)      18.84%        7.92%(d)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $521,412     $694,107        $706,313     $786,462
Ratio of expenses to
 average net assets.....      1.10%        1.07%(e)        1.04%        1.04%(e)
Ratio of net investment
 income to average net
 assets.................     (0.01)%       0.00%(e)        0.11%        0.20%(e)
Ratio of expenses to
 average net assets**...      1.26%        1.22%(e)        1.14%        1.09%(e)
Portfolio turnover***...        10%          10%             15%           3%

/\  Formerly Institutional Shares.
 + Net investment income is based on average shares outstanding during the period.
 *  Less than $0.005.
** During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
*** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Large-Cap Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 14, 1998 (commencement on operations) through December 31, 1998.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Mid Cap Fund                                                       July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks (90.8%)

                                                               Shares    Value
                                                              --------- -------

Cable Television (4.9%)
Cablevision Systems Corp. -- Rainbow Media Group (b).........    65,500 $ 1,693
Cox Communications, Inc., Class A (b)........................    37,150   1,521
                                                                        -------
                                                                          3,214
                                                                        -------
Communications Equipment (5.2%)
Comcast Corp., Special Class A (b)...........................    30,000   1,141
L-3 Communications Holdings, Inc. (b)........................    30,000   2,238
                                                                        -------
                                                                          3,379
                                                                        -------
Computer Software & Services (19.3%)
Affiliated Computer Services, Inc., Class A (b)..............    29,000   2,402
BEA Systems, Inc. (b)........................................    53,300   1,175
Eclipsys Corp. (b)...........................................   110,000   2,923
International Game Technology (b)............................    28,000   1,455
Parametric Technology Corp. (b)..............................   160,000   1,515
Peregrine Systems, Inc. (b)..................................    79,300   2,169
Veritas Software Corp. (b)...................................    24,175   1,025
                                                                        -------
                                                                         12,664
                                                                        -------
Data Processing & Reproduction (3.5%)
Fiserv, Inc. (b).............................................    40,000   2,295
                                                                        -------
E-Commerce (3.0%)
eBay, Inc. (b)...............................................    31,500   1,971
                                                                        -------
Electronic Components (5.5%)
Microchip Technology, Inc. (b)...............................    71,200   2,584
QLogic Corp. (b).............................................    27,150   1,043
                                                                        -------
                                                                          3,627
                                                                        -------
Entertainment (2.6%)
MGM Mirage, Inc. (b).........................................    55,000   1,700
                                                                        -------
Financial Services (8.9%)
BB&T Corp....................................................    60,000   2,214
National Commerce Financial Corp. ...........................    45,000   1,184
Washington Mutual, Inc. .....................................    59,850   2,424
                                                                        -------
                                                                          5,822
                                                                        -------
Health Care (7.2%)
Laboratory Corporation of America Holdings (b)...............    35,000   3,149
Tenet Healthcare Corp. (b)...................................    28,000   1,554
                                                                        -------
                                                                          4,703
                                                                        -------
Human Resources (3.8%)
Robert Half International, Inc. (b)..........................    95,200   2,480
                                                                        -------
Insurance (2.9%)
XL Capital, Ltd. ............................................    25,000   1,919
                                                                        -------
Medical Equipment & Supplies (3.8%)
Varian Medical Systems, Inc. (b).............................    35,000   2,503
                                                                        -------

 Common Stocks, continued

                                                               Shares    Value
                                                              --------- -------

Oil & Gas Exploration, Production, &
 Services (4.9%)
Nabors Industries, Inc. (b)..................................    32,200 $   943
Shaw Group (The), Inc. (b)...................................    26,950     876
Smith International, Inc. (b)................................    25,200   1,371
                                                                        -------
                                                                          3,190
                                                                        -------
Pharmaceuticals (4.2%)
Forest Laboratories, Inc. (b)................................    34,700   2,726
                                                                        -------
Retail (8.0%)
Barnes & Noble, Inc. (b).....................................    51,400   2,015
Kohl's Corp. (b).............................................    34,050   1,950
Tiffany & Co. ...............................................    36,000   1,271
                                                                        -------
                                                                          5,236
                                                                        -------
Schools & Educational Services (3.1%)
Apollo Group, Inc. (b).......................................    46,500   2,025
                                                                        -------
TOTAL COMMON STOCKS..........................................            59,454
                                                                        -------

 Investment Companies (8.6%)

AmSouth Prime Money Market Fund.............................. 2,950,625   2,951
AmSouth U.S. Treasury Money Market Fund...................... 2,700,000   2,700
                                                                        -------
TOTAL INVESTMENT COMPANIES...................................             5,651
                                                                        -------
TOTAL INVESTMENTS
 (Cost $62,631) (a) -- 99.4%.................................            65,105
Other assets in excess of liabilities -- 0.6%................               375
                                                                        -------
NET ASSETS -- 100.0%.........................................           $65,480
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.............................................. $ 6,064
  Unrealized depreciation..............................................  (3,590)
                                                                        -------
  Net unrealized appreciation.......................................... $ 2,474
                                                                        =======

(b) Represents non-income producing security.

                       See notes to financial statements

AMSOUTH FUNDS
Mid Cap Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $62,631).........................         $ 65,105
Cash.........................................................                6
Interest and dividends receivable............................               42
Receivable for capital shares issued.........................               29
Receivable for investments sold..............................            1,825
Collateral for securities loaned, at fair value..............           16,433
Prepaid expenses and other assets............................               36
                                                                      --------
 Total Assets................................................           83,476
Liabilities:
Payable for investments purchased............................ $ 1,501
Payable for capital shares redeemed..........................       8
Payable upon return of securities loaned.....................  16,433
Accrued expenses and other payables:
 Investment advisory fees....................................      23
 Administration fees.........................................       2
 Shareholder servicing and distribution fees.................      16
 Custodian fees..............................................       2
 Other.......................................................      11
                                                              -------
 Total Liabilities...........................................           17,996
                                                                      --------
Net Assets:
Capital......................................................           84,800
Accumulated net realized losses from investment
 transactions................................................          (21,794)
Unrealized appreciation from investments.....................            2,474
                                                                      --------
Net Assets...................................................         $ 65,480
                                                                      ========
Class A Shares
 Net Assets..................................................         $ 12,546
 Shares outstanding..........................................            1,040
 Redemption price per share..................................         $  12.06
                                                                      ========
Class A Shares -- Maximum Sales Charge.......................             5.50%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent)......................................................         $  12.76
                                                                      ========
Class B Shares
 Net Assets..................................................         $ 11,323
 Shares outstanding..........................................              957
 Offering price per share*...................................         $  11.83
                                                                      ========
Trust Shares (b)
 Net Assets..................................................         $ 41,611
 Shares outstanding..........................................            3,449
 Offering and redemption price per share.....................         $  12.06
                                                                      ========

* Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Mid-Cap Fund.
(b) Formerly Institutional Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Dividend income.................................................      $    278
Securities lending income.......................................            48
                                                                      --------
 Total Investment Income........................................           326
Expenses:
Investment advisory fees........................................ $824
Administration fees.............................................  165
Distribution fees -- Class B Shares.............................   98
Shareholder servicing fees -- Class A Shares....................   33
Shareholder servicing fees -- Class B Shares....................   33
Shareholder servicing fees -- Trust Shares (b)..................   84
Custodian fees..................................................   23
Accounting fees.................................................   15
Transfer agent fees.............................................   87
Other fees......................................................   43
                                                                 ----
 Total expenses before fee reductions...........................         1,405
 Expenses reduced by Administrator..............................           (41)
 Expenses reduced by Transfer Agent.............................           (18)
 Expenses reduced by Distributor................................           (28)
 Expenses reduced by Fund Accountant............................            (9)
                                                                      --------
 Net expenses...................................................         1,309
                                                                      --------
Net Investment Loss.............................................          (983)
                                                                      --------
Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions................       (17,839)
Change in unrealized appreciation/depreciation from
 investments....................................................        (7,445)
                                                                      --------
Net realized/unrealized losses from investments.................       (25,284)
                                                                      --------
Change in net assets resulting from operations..................      $(26,267)
                                                                      ========

                       See notes to financial statements

AMSOUTH FUNDS
Mid Cap Fund (a)

 Statements of Changes in Net Assets

                                           Year Ended Period Ended Period Ended
                                            July 31,    July 31,   December 31,
                                              2001      2000 (b)     1999 (c)
                                           ---------- ------------ ------------
                                                  (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment loss......................  $   (983)   $  (515)     $  (155)
 Net realized losses from investment
  transactions............................   (17,839)    (3,386)        (570)
 Change in unrealized
  appreciation/depreciation from
  investments.............................    (7,445)    (2,489)      12,408
                                            --------    -------      -------
Change in net assets resulting from
 operations...............................   (26,267)    (6,390)      11,683
                                            --------    -------      -------
Change in net assets from capital
 transactions.............................     3,603     52,813       30,038
                                            --------    -------      -------
Change in net assets......................   (22,664)    46,423       41,721
Net Assets:
 Beginning of period......................    88,144     41,721           --
                                            --------    -------      -------
 End of period............................  $ 65,480    $88,144      $41,721
                                            ========    =======      =======

(a) Formerly ISG Mid-Cap Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

AMSOUTH FUNDS
Mid Cap Fund (a)

 Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                                        Year Ended  Period Ended    Period Ended
                                         July 31,     July 31,      December 31,
                                          2001 +     2000 (b)+       1999 (c)+
                                        ----------  ------------    ------------
Net Asset Value, Beginning of Period..   $ 16.67      $ 17.33          $10.00
                                         -------      -------          ------
Investment Activities
 Net investment loss..................     (0.17)       (0.13)          (0.14)
 Net realized and unrealized gains
  (losses) from investments...........     (4.44)       (0.53)           7.47
                                         -------      -------          ------
 Total from Investment Activities.....     (4.61)       (0.66)           7.33
                                         -------      -------          ------
Change in Net Asset Value.............     (4.61)       (0.66)           7.33
                                         -------      -------          ------
Net Asset Value, End of Period........   $ 12.06      $ 16.67          $17.33
                                         =======      =======          ======
Total Return (excludes sales charge)..    (27.65)%      (3.81)%(d)      73.30%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).....   $12,546      $11,536          $2,357
Ratio of expenses to average net
 assets...............................      1.57%        1.62%(e)        2.28%(e)
Ratio of net investment income to
 average net assets...................     (1.17)%      (1.27)%(e)      (1.62)%(e)
Ratio of expenses to average net
 assets*..............................      1.65%        1.65%(e)        2.29%(e)
Portfolio turnover**..................       120%          39%             20%

 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Mid-Cap Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                        Year Ended  Period Ended    Period Ended
                                         July 31,     July 31,      December 31,
                                          2001 +     2000 (b)+       1999 (c)+
                                        ----------  ------------    ------------
Net Asset Value, Beginning of Period..   $ 16.52      $ 17.28          $10.00
                                         -------      -------          ------
Investment Activities
 Net investment loss..................     (0.27)       (0.20)          (0.19)
 Net realized and unrealized gains
  (losses) from investments...........     (4.42)       (0.56)           7.47
                                         -------      -------          ------
 Total from Investment Activities.....     (4.69)       (0.76)           7.28
                                         -------      -------          ------
Change in Net Asset Value.............     (4.69)       (0.76)           7.28
                                         -------      -------          ------
Net Asset Value, End of Period........   $ 11.83      $ 16.52          $17.28
                                         =======      =======          ======
Total Return (excludes redemption
 charge)..............................    (28.39)%      (4.40)%(d)      72.80%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).....   $11,323      $12,912          $2,177
Ratio of expenses to average net
 assets...............................      2.32%        2.33%(e)        2.86%(e)
Ratio of net investment income to
 average net assets...................     (1.91)%      (2.00)%(e)      (2.17)%(e)
Ratio of expenses to average net
 assets*..............................      2.41%        2.37%(e)        2.86%(e)
Portfolio turnover**..................       120%          39%             20%

 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Mid-Cap Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Mid Cap Fund (a)


 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                        Year Ended  Period Ended    Period Ended
                                         July 31,     July 31,      December 31,
                                          2001 +     2000 (b)+       1999 (c)+
                                        ----------  ------------    ------------
Net Asset Value, Beginning of Period..   $ 16.70      $ 17.37         $ 10.00
                                         -------      -------         -------
Investment Activities
 Net investment loss..................     (0.15)       (0.11)          (0.12)
 Net realized and unrealized gains
  (losses) from investments...........     (4.49)       (0.56)           7.49
                                         -------      -------         -------
 Total from Investment Activities.....     (4.64)       (0.67)           7.37
                                         -------      -------         -------
Change in Net Asset Value.............     (4.64)       (0.67)           7.37
                                         -------      -------         -------
Net Asset Value, End of Period........   $ 12.06      $ 16.70         $ 17.37
                                         =======      =======         =======
Total Return..........................    (27.78)%      (3.86)%(d)      73.70%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).....   $41,611      $63,696         $37,186
Ratio of expenses to average net
 assets...............................      1.42%        1.46%(e)        2.18%(e)
Ratio of net investment income to
 average net assets...................     (1.03)%      (1.08)%(e)      (1.47)%(e)
Ratio of expenses to average net
 assets*..............................      1.55%        1.53%(e)        2.18%(e)
Portfolio turnover**..................       120%          39%             20%

/\  Formerly Institutional Shares.
 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Mid-Cap Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Small Cap Fund                                                     July 31, 2001
                                           (Amounts in thousands, except shares)


 Common Stocks (96.4%)

                                                              Shares    Value
                                                             --------- --------

Airlines (2.5%)
Atlantic Coast Airlines Holdings, Inc. (b)..................   156,100 $  4,535
                                                                       --------
Casino Services (3.5%)
Anchor Gaming (b)...........................................    52,900    2,750
Mandalay Resort Group (b)...................................    99,200    2,505
Shuffle Master, Inc. (b)....................................    72,100    1,260
                                                                       --------
                                                                          6,515
                                                                       --------
Computers & Peripherals (3.7%)
Electronics for Imaging, Inc. (b)...........................   124,600    2,746
Jack Henry & Associates, Inc. ..............................   146,800    4,150
                                                                       --------
                                                                          6,896
                                                                       --------
Construction (7.7%)
Beazer Homes USA, Inc. (b)..................................    24,300    1,773
Centex Corp.  ..............................................    65,100    3,062
D. R. Horton, Inc. .........................................    72,300    1,992
Lennar Corp.  ..............................................    77,600    3,561
Pulte Homes, Inc. ..........................................    90,500    3,757
                                                                       --------
                                                                         14,145
                                                                       --------
Consulting Services (0.5%)
MAXIMUS, Inc. (b)...........................................    22,000      975
                                                                       --------
Educational Services (7.8%)
Career Education Corp. (b)..................................   100,900    6,155
Corinthian Colleges, Inc. (b)...............................    94,000    4,363
Education Management Corp. (b)..............................    93,100    3,798
                                                                       --------
                                                                         14,316
                                                                       --------
Financial Services (7.8%)
AmeriCredit Corp. (b).......................................    58,800    3,616
Metris Co., Inc. ...........................................    52,500    1,822
New York Community Bancorp, Inc. ...........................   127,100    5,405
Roslyn Bancorp, Inc. .......................................    57,600    1,728
UCBH Holdings, Inc. ........................................    58,200    1,802
                                                                       --------
                                                                         14,373
                                                                       --------
Food Processing & Packaging (1.0%)
Smithfield Foods, Inc. (b)..................................    40,900    1,800
                                                                       --------
Hazardous Waste Disposal (1.8%)
Stericycle, Inc. (b)........................................    67,500    3,324
                                                                       --------
Health Care (4.9%)
Apria Healthcare Group, Inc. (b)............................    78,500    1,864
First Health Group Corp. (b)................................   201,500    5,358
LifePoint Hospitals, Inc. (b)...............................    41,500    1,777
                                                                       --------
                                                                          8,999
                                                                       --------
Manufacturing (6.2%)
Alliant Techsystems, Inc. (b)...............................     6,000      595
BE Aerospace, Inc. (b)......................................    64,300    1,194
Columbia Sportswear Co. (b).................................    62,950    2,445
Direct Focus, Inc. (b)......................................   101,700    4,912
PLATO Learning, Inc. (b)....................................    21,600      711
Precision Castparts Corp.  .................................    30,000    1,095
Quiksilver, Inc. (b)........................................    20,800      438
                                                                       --------
                                                                         11,390
                                                                       --------

 Common Stocks, continued

                                                              Shares    Value
                                                             --------- --------

Medical Equipment & Supplies (3.8%)
Mentor Corp. ...............................................    76,200 $  2,250
Varian Medical Systems, Inc. (b)............................    65,900    4,712
                                                                       --------
                                                                          6,962
                                                                       --------
Medical Services (11.7%)
AdvancePCS (b)..............................................    81,700    5,073
AmeriPath, Inc. (b).........................................    79,400    2,384
AmSurg Corp. (b)............................................   105,600    2,956
Beverly Enterprises, Inc. (b)...............................   136,100    1,422
DaVita, Inc. (b)............................................   216,400    4,640
Henry Schein, Inc. (b)......................................   136,100    5,035
                                                                       --------
                                                                         21,510
                                                                       --------
Oil & Gas Exploration, Production, & Services (7.5%)
Energen Corp. ..............................................    20,800      530
Equitable Resources, Inc.  .................................    47,500    1,703
Key Energy Services, Inc. (b)...............................    71,700      667
Ocean Energy, Inc. .........................................   108,100    2,123
Offshore Logistics, Inc. (b)................................    92,900    1,798
Shaw Group (The), Inc. (b)..................................   112,700    3,662
Valero Energy Corp. ........................................    52,400    1,850
Western Gas Resources, Inc.  ...............................    50,900    1,513
                                                                       --------
                                                                         13,846
                                                                       --------
Pharmaceuticals (3.9%)
First Horizon Pharmaceutical Corp. (b)......................    36,500    1,250
Pharmaceutical Product Development, Inc. (b)................   166,500    5,896
                                                                       --------
                                                                          7,146
                                                                       --------
Restaurants (0.7%)
Ruby Tuesday, Inc. .........................................    68,500    1,274
                                                                       --------
Retail (16.5%)
Chico's FAS, Inc. (b).......................................   130,950    4,880
Christopher & Banks Corp. (b)...............................    27,800      745
Copart, Inc. (b)............................................   161,900    4,595
Fleming Co., Inc............................................    80,600    2,855
Genesco, Inc. (b)...........................................   118,200    3,847
Hot Topic, Inc. (b).........................................    79,800    2,139
O'Reilly Automotive, Inc. (b)...............................   115,800    4,041
Oakley, Inc. (b)............................................   230,500    4,310
Pathmark Stores, Inc. (b)...................................    73,000    1,810
Skechers U.S.A., Inc. (b)...................................    52,200    1,101
                                                                       --------
                                                                         30,323
                                                                       --------
Semiconductors (1.3%)
Ultratech Stepper, Inc. (b).................................   105,200    2,421
                                                                       --------
Telecom Services (3.6%)
Lightbridge, Inc. (b).......................................    20,100      217
Metro One Telecommunications, Inc. (b)......................   104,200    3,961
UTStarcom, Inc. (b).........................................   119,200    2,465
                                                                       --------
                                                                          6,643
                                                                       --------
TOTAL COMMON STOCKS.........................................            177,393
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Small Cap Fund                                                     July 31, 2001
                                           (Amounts in thousands, except shares)


 Investment Companies (3.8%)

                                                              Shares    Value
                                                             --------- --------

AmSouth Prime Money Market Fund............................. 7,004,574 $  7,005
                                                                       --------
TOTAL INVESTMENT COMPANIES..................................              7,005
                                                                       --------
TOTAL INVESTMENTS
 (Cost $164,802) (a) -- 100.2%..............................            184,398
Liabilities in excess of other
 assets -- (0.2%)...........................................               (342)
                                                                       --------
NET ASSETS -- 100.0%........................................           $184,056
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.............................................. $26,296
  Unrealized depreciation..............................................  (6,700)
                                                                        -------
  Net unrealized appreciation.......................................... $19,596
                                                                        =======

(b) Represents non-income producing security.

                       See notes to financial statements

AMSOUTH FUNDS
Small Cap Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $164,802)........................         $184,398
Interest and dividends receivable............................               17
Receivable for capital shares issued.........................               27
Collateral for securities loaned, at fair value..............           28,396
Prepaid expenses and other assets............................               11
                                                                      --------
 Total Assets................................................          212,849
Liabilities:
Payable for investments purchased............................ $   260
Payable for capital shares redeemed..........................       9
Payable upon return of securities loaned.....................  28,396
Accrued expenses and other payables:
 Investment advisory fees....................................      72
 Administration fees.........................................       5
 Shareholder servicing and distribution fees.................      19
 Custodian fees..............................................       4
 Other.......................................................      28
                                                              -------
 Total Liabilities...........................................           28,793
                                                                      --------
Net Assets:
Capital......................................................          195,778
Accumulated net realized losses from investment
 transactions................................................          (31,318)
Unrealized appreciation from investments.....................           19,596
                                                                      --------
Net Assets...................................................         $184,056
                                                                      ========
Class A Shares (a)
 Net Assets..................................................         $  8,346
 Shares outstanding..........................................              825
 Redemption price per share..................................         $  10.12
                                                                      ========
Class A Shares -- Maximum Sales Charge.......................             5.50%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net assets value adjusted to the nearest
  cent)......................................................         $  10.71
                                                                      ========
Class B Shares
 Net Assets..................................................         $  2,975
 Shares outstanding..........................................              302
 Offering price per share*...................................         $   9.85
                                                                      ========
Trust Shares (b)
 Net Assets..................................................         $172,735
 Shares outstanding..........................................           16,902
 Offering and redemption price per share.....................         $  10.22
                                                                      ========

*  Redemption price per share varies by length of time shares are held.
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income...............................................        $    100
Dividend income...............................................             553
Securities lending income.....................................              57
                                                                      --------
 Total Investment Income......................................             710
Expenses:
Investment advisory fees...................................... $2,200
Administration fees...........................................    367
Distribution fees -- Class B Shares...........................     23
Shareholder servicing fees -- Class A
 Shares (a)...................................................     24
Shareholder servicing fees -- Class B Shares..................      8
Shareholder servicing fees -- Trust Shares (b)................    256
Custodian fees................................................     50
Accounting fees...............................................     33
Transfer agent fees...........................................     78
Other fees....................................................     66
                                                               ------
 Total expenses before fee reductions.........................           3,105
 Expenses reduced by Investment Advisor.......................            (183)
 Expenses reduced by Administrator............................             (92)
 Expenses reduced by Transfer Agent...........................              (2)
 Expenses reduced by Distributor..............................             (85)
 Expenses reduced by Fund Accountant..........................             (21)
                                                                      --------
 Net expenses.................................................           2,722
                                                                      --------
Net Investment Loss...........................................          (2,012)
                                                                      --------
Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions..............         (30,693)
Change in unrealized appreciation/depreciation from
 investments..................................................          12,883
                                                                      --------
Net realized/unrealized losses from investments...............         (17,810)
                                                                      --------
Change in net assets resulting from operations................        $(19,822)
                                                                      ========

                       See notes to financial statements

AMSOUTH FUNDS
Small Cap Fund

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment loss.....................................  $ (2,012)  $   (860)
 Net realized gains (losses) from investment
  transactions...........................................   (30,693)    23,232
 Change in unrealized appreciation/depreciation from
  investments............................................    12,883    (16,813)
                                                           --------   --------
Change in net assets resulting from operations...........   (19,822)     5,559
                                                           --------   --------
Distributions to Class A Shareholders (a):
 From net realized gains on investment transactions......      (901)        --
Distributions to Class B Shareholders:
 From net realized gains on investment transactions......      (326)        --
Distributions to Trust Shareholders (b):
 From net realized gains on investment transactions......   (16,743)        --
                                                           --------   --------
Change in net assets from shareholder distributions......   (17,970)        --
                                                           --------   --------
Change in net assets from capital transactions...........    48,606    143,904
                                                           --------   --------
Change in net assets.....................................    10,814    149,463
Net Assets:
 Beginning of period.....................................   173,242     23,779
                                                           --------   --------
 End of period...........................................  $184,056   $173,242
                                                           ========   ========

(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Small Cap Fund


 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                                Year Ended  Year Ended Year Ended Period Ended
                                 July 31,    July 31,   July 31,    July 31,
                                  2001 +       2000       1999      1998 (a)
                                ----------  ---------- ---------- ------------
Net Asset Value, Beginning of
 Period........................  $ 12.52      $ 8.40     $ 9.14      $ 9.97
                                 -------      ------     ------      ------
Investment Activities
 Net investment loss...........    (0.14)      (0.08)     (0.10)      (0.03)
 Net realized and unrealized
  gains (losses) from
  investments..................    (1.05)       4.20      (0.64)      (0.80)
                                 -------      ------     ------      ------
 Total from Investment
  Activities...................    (1.19)       4.12      (0.74)      (0.83)
                                 -------      ------     ------      ------
Distributions
 Net realized gains from
  investment transactions......    (1.21)         --         --          --
                                 -------      ------     ------      ------
 Total Distributions...........    (1.21)         --         --          --
                                 -------      ------     ------      ------
Change in Net Asset Value......    (2.40)       4.12      (0.74)      (0.83)
                                 -------      ------     ------      ------
Net Asset Value, End of
 Period........................  $ 10.12      $12.52     $ 8.40      $ 9.14
                                 =======      ======     ======      ======
Total Return (excludes sales
 charge).......................   (10.33)%     49.05%     (8.10)%     (8.31)%(b)

Ratios/Supplemental Data:
Net Assets at end of period
 (000).........................  $ 8,346      $8,408     $1,073      $1,372
Ratio of expenses to average
 net assets....................     1.61%       1.53%      1.66%       1.78%(c)
Ratio of net investment income
 to average net assets.........    (1.22)%     (1.11)%    (1.07)%     (0.92)%(c)
Ratio of expenses to average
 net assets*...................     1.77%       1.85%      2.68%       4.23%(c)
Portfolio turnover**...........      220%        318%       208%         71%

/\  Formerly Classic Shares.
 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Small Cap Fund


 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                Year Ended  Year Ended Year Ended Period Ended
                                 July 31,    July 31,   July 31,    July 31,
                                  2001 +       2000       1999      1998 (a)
                                ----------  ---------- ---------- ------------
Net Asset Value, Beginning of
 Period........................  $ 12.31      $ 8.31     $ 9.11      $10.00
                                 -------      ------     ------      ------
Investment Activities
 Net investment loss...........    (0.22)      (0.14)     (0.14)      (0.04)
 Net realized and unrealized
  gains (losses) from
  investments..................    (1.03)       4.14      (0.66)      (0.85)
                                 -------      ------     ------      ------
 Total from Investment
  Activities...................    (1.25)       4.00      (0.80)      (0.89)
                                 -------      ------     ------      ------
Distributions
 Net realized gains from
  investment transactions......    (1.21)         --         --          --
                                 -------      ------     ------      ------
 Total Distributions...........    (1.21)         --         --          --
                                 -------      ------     ------      ------
Change in Net Asset Value......    (2.46)       4.00      (0.80)      (0.89)
                                 -------      ------     ------      ------
Net Asset Value, End of
 Period........................  $  9.85      $12.31     $ 8.31      $ 9.11
                                 =======      ======     ======      ======
Total Return (excludes
 redemption charge)............   (11.03)%     48.13%     (8.78)%     (8.90)%(b)

Ratios/Supplemental Data:
Net Assets at end of period
 (000).........................  $ 2,975      $2,619     $  929      $  871
Ratio of expenses to average
 net assets....................     2.36%       2.39%      2.41%       2.54%(c)
Ratio of net investment income
 to average net assets.........    (1.97)%     (1.99)%    (1.83)%     (1.69)%(c)
Ratio of expenses to average
 net assets*...................     2.52%       2.59%      3.42%       4.98%(c)
Portfolio turnover**...........      220%        318%       208%         71%

 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Small Cap Fund


 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                               Year Ended  Year Ended  Year Ended  Period Ended
                                July 31,    July 31,    July 31,     July 31,
                                 2001 +       2000        1999       1998 (a)
                               ----------  ----------  ----------  ------------
Net Asset Value, Beginning of
 Period......................   $  12.61    $   8.44    $  9.15       $10.00
                                --------    --------    -------       ------
Investment Activities
 Net investment loss.........      (0.12)      (0.07)     (0.03)       (0.02)
 Net realized and unrealized
  gains (losses) from
  investments................      (1.06)       4.24      (0.68)       (0.83)
                                --------    --------    -------       ------
 Total from Investment
  Activities.................      (1.18)       4.17      (0.71)       (0.85)
                                --------    --------    -------       ------
Distributions
 Net realized gains from
  investment transactions....      (1.21)         --         --           --
                                --------    --------    -------       ------
 Total Distributions.........      (1.21)         --         --           --
                                --------    --------    -------       ------
Change in Net Asset Value....      (2.39)       4.17      (0.71)       (0.85)
                                --------    --------    -------       ------
Net Asset Value, End of
 Period......................   $  10.22    $  12.61    $  8.44       $ 9.15
                                ========    ========    =======       ======
Total Return.................     (10.16)%     49.41%     (7.76)%      (8.48)%(b)

Ratios/Supplemental Data:
Net Assets at end of period
 (000).......................   $172,735    $162,215    $21,777       $5,072
Ratio of expenses to average
 net assets..................       1.46%       1.42%      1.39%        1.50%(c)
Ratio of net investment
 income to average net
 assets......................      (1.07)%     (1.01)%    (0.82)%      (0.52)%(c)
Ratio of expenses to average
 net assets*.................       1.67%       1.70%      2.38%        3.94%(c)
Portfolio turnover**.........        220%        318%       208%          71%

/\  Formerly Premier Shares.
 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Equity Income Fund                                                 July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks & Securities Convertible to Common Stocks (98.0%)

                                                             Shares or
                                                             Principal
                                                              Amount    Value
                                                             --------- --------

Consumer Discretionary (13.1%)
Costco Co., 0.00%, CVT. BD., 8/19/02........................ $  3,380  $  3,397
Ford Motor Co...............................................  129,600     3,301
Limited (The), Inc..........................................  104,000     1,765
Omnicom Group, 2.25%, CVT. BD., 1/6/13...................... $  1,660     3,017
Tiffany & Co................................................   74,000     2,612
Tribune Co./AOL, 2.00%, CVT. BD., 5/15/29................... $     26     2,762
Walt Disney (The) Co........................................  101,000     2,661
                                                                       --------
                                                                         19,515
                                                                       --------
Consumer Staples (7.4%)
Anheuser-Busch Cos., Inc....................................   80,800     3,499
Estee Lauder, 6.25%, CVT. PFD., 2/23/02.....................   29,500     2,235
Quaker Oats Co..............................................   28,900     2,543
Suiza Capital Trust II, 5.50%, CVT. PFD., 4/1/28............   63,500     2,675
                                                                       --------
                                                                         10,952
                                                                       --------
Energy (6.5%)
Chevron Corp................................................   28,000     2,559
EOG Resources, 7.00%, CVT. PFD., 7/31/02....................  112,300     3,543
Exxon Mobil Corp............................................   85,486     3,570
                                                                       --------
                                                                          9,672
                                                                       --------
Finance (17.3%)
American Express Co.........................................   76,000     3,065
American International Group, Inc...........................   20,300     1,690
Citigroup, Inc..............................................   93,837     4,713
J.P. Morgan Chase & Co......................................   75,622     3,274
Lehman Brothers Holdings, Inc...............................   48,100     3,463
Merrill Lynch & Co., Inc....................................   48,200     2,614
Metlife Capital Trust I, 8.00%, CVT. PFD., 5/15/03..........   29,100     2,730
Washington Mutual, Inc., 8.00%, CVT. PFD., 8/16/04 (PIES)...   46,050     4,192
                                                                       --------
                                                                         25,741
                                                                       --------
Health Care (13.4%)
Abbott Laboratories.........................................   56,600     3,033
Amerisource Health Corp., 5.00%, CVT. BD., 12/1/07.......... $  2,590     3,412
Johnson & Johnson...........................................   57,174     3,093
Merck & Co., Inc............................................   49,000     3,331
Pfizer, Inc.................................................   69,900     2,881
Pharmacia Corp., 6.50%, CVT. PFD., 11/30/01.................   57,900     2,322
Schering-Plough Corp........................................   45,750     1,787
                                                                       --------
                                                                         19,859
                                                                       --------
Industrials (10.9%)
General Electric Co.........................................   65,600     2,854
Honeywell International, Inc................................   67,000     2,470
Illinois Tool Works, Inc....................................   38,300     2,413
L-3 Communications, Inc., 5.25%, CVT. BD., 6/1/09........... $  3,150     3,591
Raytheon Co., 8.25%, CVT. PFD., 5/15/06.....................   48,800     2,574

 continued

                                                            Shares or
                                                            Principal
                                                             Amount    Value
                                                            --------- --------

Industrials, continued
W.W. Grainger, Inc.........................................   53,000  $  2,231
                                                                      --------
                                                                        16,133
                                                                      --------
Materials (2.4%)
Rohm & Haas Co.............................................  102,800     3,530
                                                                      --------
Technology (17.6%)
Affiliated Computer Services, 3.50%, CVT. BD., 2/15/06..... $  3,025     3,529
Amdocs, Ltd., 6.75%, CVT. PFD., 9/11/02....................   74,450     2,971
Burr-Brown Corp./TXN, 4.25%, CVT. BD., 2/15/07............. $  1,635     1,864
Dell Computer Corp. (b)....................................   74,100     1,996
Electronic Data Systems, 7.63%, CVT. PFD., 8/17/04.........   63,000     3,383
Microsoft Corp. (b)........................................   43,000     2,846
Peregrine Systems, Inc., 5.50%, CVT. BD., 11/15/07......... $  1,950     2,596
Semtech Corp., 4.50%, CVT. BD., 2/1/07..................... $  2,610     2,838
Solectron Corp. (b)........................................   37,900       662
Solectron Corp., 0.00%, CVT. BD., 5/8/20................... $  4,350     2,213
Texas Instruments, Inc.....................................   31,480     1,086
                                                                      --------
                                                                        25,984
                                                                      --------
Telecom Services (5.9%)
BellSouth Corp.............................................   64,600     2,629
Qwest Trends Trust, 5.75%, CVT. PFD., 11/17/03 (c).........   64,400     3,011
SBC Communications, Inc....................................   70,750     3,186
                                                                      --------
                                                                         8,826
                                                                      --------
Utilities (3.5%)
Calpine Capital Trust II, 5.50%, CVT. PFD., 2/1/05.........   35,200     2,693
Nisource, Inc., 7.75%, CVT. PFD., 2/19/03 (PIES)...........   52,200     2,561
                                                                      --------
                                                                         5,254
                                                                      --------
TOTAL COMMON STOCKS & SECURITIES CONVERTIBLE TO COMMON
 STOCKS....................................................           $145,466
                                                                      --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Equity Income Fund                                                 July 31, 2001
                                           (Amounts in thousands, except shares)

 Investment Companies (1.4%)

                                                             Shares or
                                                             Principal
                                                              Amount    Value
                                                             --------- --------

AmSouth Prime Money Market Fund.............................  576,987  $    577
S & P 500 Depositary Receipt................................   12,200     1,480
                                                                       --------
TOTAL INVESTMENT COMPANIES..................................              2,057
                                                                       --------
TOTAL INVESTMENTS
 (Cost $146,774) (a) -- 99.4%...............................            147,523
Other assets in excess of
 liabilities -- 0.6%........................................                932
                                                                       --------
NET ASSETS -- 100.0%........................................           $148,455
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.............................................. $ 7,930
  Unrealized depreciation..............................................  (7,181)
                                                                        -------
  Net unrealized appreciation.......................................... $   749
                                                                        =======

(b) Represents a non-income producing security.
(c) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
PIES -- Premium Income Equity Securities
CVT. BD. -- Convertible Bond
CVT. PFD. -- Convertible Preferred Stock

                                                                 Number of
                                                                 Contracts Value
                                                                 --------- -----
Written options outstanding at July 31, 2001:
Covered Call Options:
 Microsoft Corp. (strike price $80 per share, expires on
  8/20/01)......................................................    225     $(1)
                                                                            ---
Total written covered call options (premium received $30).......            $(1)
                                                                            ===

Breakdown of Sectors (as a % of net assests)
--------------------------------------------                                 ---
Common Stocks......................................................... 54.8%
Convertible Preferred Stocks.......................................... 23.5%
Convertible Bonds..................................................... 19.7%
Investment Companies..................................................  1.4%
                                                                       ----
Total................................................................. 99.4%
                                                                       ====

                       See notes to financial statements

AMSOUTH FUNDS
Equity Income Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $146,774)........................         $147,523
Interest and dividends receivable............................              302
Receivable for capital shares issued.........................               24
Receivable for investments sold..............................            7,667
Collateral for securities loaned, at fair value..............           31,495
Prepaid expenses and other assets............................               10
                                                                      --------
 Total Assets................................................          187,021
Liabilities:
Options written, at value (premiums received $30)............ $     1
Payable for investments purchased............................   6,813
Payable for capital shares redeemed..........................     150
Payable upon return of securities loaned.....................  31,495
Accrued expenses and other payables:
 Investment advisory fees....................................      42
 Administration fees.........................................       4
 Shareholder servicing and distribution fees.................      40
 Custodian fees..............................................       4
 Other.......................................................      17
                                                              -------
 Total Liabilities...........................................           38,566
                                                                      --------
Net Assets:
Capital......................................................          169,006
Distributions in excess of net investment income.............               (3)
Accumulated net realized losses from investment
 transactions................................................          (21,326)
Unrealized appreciation from investments and option
 contracts...................................................              778
                                                                      --------
Net Assets...................................................         $148,455
                                                                      ========
Class A Shares (a)
 Net Assets..................................................         $ 42,699
 Shares outstanding..........................................            3,417
 Redemption price per share..................................         $  12.50
                                                                      ========
Class A Shares -- Maximum Sales Charge.......................             5.50%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent)......................................................         $  13.23
                                                                      ========
Class B Shares
 Net Assets..................................................         $ 28,678
 Shares outstanding..........................................            2,309
 Offering price per share*...................................         $  12.42
                                                                      ========
Trust Shares (b)
 Net Assets..................................................         $ 77,078
 Shares outstanding..........................................            6,164
 Offering and redemption price per share.....................         $  12.51
                                                                      ========

*  Redemption price per share varies by length of time shares are held.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income..........................................        $  2,501
Dividend income..........................................           1,891
Securities lending income................................              26
                                                                 --------
 Total Investment Income.................................           4,418
Expenses:
Investment advisory fees................................. $1,400
Administration fees......................................    350
Distribution fees -- Class B Shares......................    233
Shareholder servicing fees -- Class A Shares (a).........     98
Shareholder servicing fees -- Class B Shares.............     78
Shareholder servicing fees -- Trust Shares (b)...........    157
Custodian fees...........................................     48
Accounting fees..........................................     25
Transfer agent fees......................................     92
Other fees...............................................     61
                                                          ------
 Total expenses before fee reductions/reimbursements.....           2,542
 Expenses reduced/reimbursed by Investment Advisor.......              (5)
 Expenses reduced by Administrator.......................             (88)
 Expenses reduced by Transfer Agent......................              (4)
 Expenses reduced by Distributor.........................             (52)
 Expenses reduced by Fund Accountant.....................             (19)
                                                                 --------
 Net expenses............................................           2,374
                                                                 --------
Net Investment Income....................................           2,044
                                                                 --------
Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions and
 option contracts........................................         (18,316)
Change in unrealized appreciation/depreciation from
 investments and option contracts........................          (7,979)
                                                                 --------
Net realized/unrealized losses on investments............         (26,295)
                                                                 --------
Change in net assets resulting from operations...........        $(24,251)
                                                                 ========

                       See notes to financial statements

AMSOUTH FUNDS
Equity Income Fund

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $  2,044   $  1,096
 Net realized losses from investment transactions and
  option contracts.......................................   (18,316)    (1,441)
 Change in unrealized appreciation/depreciation from
  investments and option contracts.......................    (7,979)     4,396
                                                           --------   --------
Change in net assets resulting from operations...........   (24,251)     4,051
                                                           --------   --------
Distributions to Class A Shareholders (a):
 From net investment income..............................      (511)      (317)
 From net realized gains on investment transactions......        --     (1,241)
Distributions to Class B Shareholders:
 From net investment income..............................      (211)       (64)
 From net realized gains on investment transactions......        --       (485)
Distributions to Trust Shareholders (b):
 From net investment income..............................    (1,515)      (600)
 From net realized gains on investment transactions......        --       (796)
                                                           --------   --------
Change in net assets from shareholder distributions......    (2,237)    (3,503)
                                                           --------   --------
Change in net assets from capital transactions...........       468    133,574
                                                           --------   --------
Change in net assets.....................................   (26,020)   134,122
Net Assets:
 Beginning of period.....................................   174,475     40,353
                                                           --------   --------
 End of period...........................................  $148,455   $174,475
                                                           ========   ========

(a) Formerly Classic Shares.
(b) Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Equity Income Fund

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended  Year Ended Year Ended Year Ended Period Ended
                          July 31,    July 31,   July 31,   July 31,    July 31,
                           2001 +       2000       1999     1998 (a)    1997 (b)
                         ----------  ---------- ---------- ---------- ------------
Net Asset Value,
 Beginning of Period....  $ 14.56     $ 13.10    $ 11.89    $ 11.72     $ 10.00
                          -------     -------    -------    -------     -------
Investment Activities
 Net investment income..     0.17        0.17       0.17       0.24        0.07
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (2.05)       2.26       1.46       0.59        1.71
                          -------     -------    -------    -------     -------
 Total from Investment
  Activities............    (1.88)       2.43       1.63       0.83        1.78
                          -------     -------    -------    -------     -------
Distributions
 Net investment income..    (0.18)      (0.16)     (0.16)     (0.25)      (0.06)
 Net realized gains from
  investment
  transactions..........       --       (0.81)     (0.26)     (0.41)         --
                          -------     -------    -------    -------     -------
 Total Distributions....    (0.18)      (0.97)     (0.42)     (0.66)      (0.06)
                          -------     -------    -------    -------     -------
Change in Net Asset
 Value..................    (2.06)       1.46       1.21       0.17        1.72
                          -------     -------    -------    -------     -------
Net Asset Value, End of
 Period.................  $ 12.50     $ 14.56    $ 13.10    $ 11.89     $ 11.72
                          =======     =======    =======    =======     =======
Total Return (excludes
 sales charge)..........   (12.96)%     19.12%     14.17%      7.29%      17.81%(c)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $42,699     $39,201    $21,526    $26,686     $22,273
Ratio of expenses to
 average net assets.....     1.31%       1.38%      1.41%      1.42%       1.30%(d)
Ratio of net investment
 income to average net
 assets.................     1.22%       1.22%      1.37%      2.03%       2.13%(d)
Ratio of expenses to
 average net assets*....     1.38%       1.45%      1.58%      1.57%       1.51%(d)
Portfolio turnover**....      209%        168%       134%        83%         27%

/\  Formerly Classic Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from March 20, 1997 (commencement of operations) through July 31, 1997.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Equity Income Fund


 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                  Year Ended  Year Ended Year Ended Period Ended
                                   July 31,    July 31,   July 31,    July 31,
                                    2001 +       2000       1999      1998 (a)
                                  ----------  ---------- ---------- ------------
Net Asset Value, Beginning of
 Period.........................   $ 14.48     $ 13.05     $11.86      $11.60
                                   -------     -------     ------      ------
Investment Activities
 Net investment income..........      0.07        0.07       0.07        0.15
 Net realized and unrealized
  gains (losses) from
  investments...................     (2.04)       2.24       1.47        0.68
                                   -------     -------     ------      ------
 Total from Investment
  Activities....................     (1.97)       2.31       1.54        0.83
                                   -------     -------     ------      ------
Distributions
 Net investment income..........     (0.09)      (0.07)     (0.09)      (0.16)
 Net realized gains from
  investment transactions.......        --       (0.81)     (0.26)      (0.41)
                                   -------     -------     ------      ------
 Total Distributions............     (0.09)      (0.88)     (0.35)      (0.57)
                                   -------     -------     ------      ------
Change in Net Asset Value.......     (2.06)       1.43       1.19        0.26
                                   -------     -------     ------      ------
Net Asset Value, End of Period..   $ 12.42     $ 14.48     $13.05      $11.86
                                   =======     =======     ======      ======
Total Return (excludes
 redemption charge).............    (13.64)%     18.24%     13.34%       7.26%(b)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)..........................   $28,678     $28,153     $7,919      $7,733
Ratio of expenses to average net
 assets.........................      2.05%       2.09%      2.16%       2.19%(c)
Ratio of net investment income
 to average net assets..........      0.49%       0.49%      0.61%       1.29%(c)
Ratio of expenses to average net
 assets*........................      2.13%       2.20%      2.33%       2.35%(c)
Portfolio turnover**............       209%        168%       134%         83%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Equity Income Fund

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                  Year Ended  Year Ended Year Ended Period Ended
                                   July 31,    July 31,   July 31,    July 31,
                                    2001 +       2000       1999      1998 (a)
                                  ----------  ---------- ---------- ------------
Net Asset Value, Beginning of
 Period.........................   $ 14.57     $  13.10   $ 11.89      $11.35
                                   -------     --------   -------      ------
Investment Activities
 Net investment income..........      0.19         0.20      0.19        0.25
 Net realized and unrealized
  gains (losses) from
  investments...................     (2.05)        2.27      1.47        0.95
                                   -------     --------   -------      ------
 Total from Investment
  Activities....................     (1.86)        2.47      1.66        1.20
                                   -------     --------   -------      ------
Distributions
 Net investment income..........     (0.20)       (0.19)    (0.19)      (0.25)
 Net realized gains from
  investment transactions.......        --        (0.81)    (0.26)      (0.41)
                                   -------     --------   -------      ------
 Total Distributions............     (0.20)       (1.00)    (0.45)      (0.66)
                                   -------     --------   -------      ------
Change in Net Asset Value.......     (2.06)        1.47      1.21        0.54
                                   -------     --------   -------      ------
Net Asset Value, End of Period..   $ 12.51     $  14.57   $ 13.10      $11.89
                                   =======     ========   =======      ======
Total Return....................    (12.88)%      19.55%    14.43%       7.54%(b)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)..........................   $77,078     $107,121   $10,908      $8,087
Ratio of expenses to average net
 assets.........................      1.17%        1.19%     1.16%       1.19%(c)
Ratio of net investment income
 to average net assets..........      1.38%        1.35%     1.59%       2.34%(c)
Ratio of expenses to average net
 assets*........................      1.28%        1.32%     1.33%       1.35%(c)
Portfolio turnover**............       209%         168%      134%         83%

 /\  Formerly Premier Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 10.82%.
(c) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Balanced Fund                                                      July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks (49.4%)

                                                           Shares or
                                                           Principal
                                                             Amount    Value
                                                           ---------- --------

Automotive (0.0%)
Ford Motor Co. ...........................................          8 $     --*
                                                                      --------
Banking (1.6%)
Bank of America Corp. ....................................     10,000      636
First Union Corp. ........................................     15,000      531
U.S. Bancorp..............................................     37,770      896
Wells Fargo & Co. ........................................     13,450      620
                                                                      --------
                                                                         2,683
                                                                      --------
Business Services (1.2%)
Modis Professional Services, Inc. (b).....................     61,500      392
Reynolds & Reynolds Co., Class A..........................     73,000    1,671
                                                                      --------
                                                                         2,063
                                                                      --------
Chemicals -- Speciality (2.0%)
Engelhard Corp. ..........................................    130,000    3,387
                                                                      --------
Computer Hardware (1.3%)
Compaq Computer Corp. ....................................     40,000      598
IBM Corp. ................................................     15,000    1,578
                                                                      --------
                                                                         2,176
                                                                      --------
Computer Software & Services (3.6%)
Automatic Data Processing, Inc. ..........................     15,130      771
Cabletron Systems, Inc. (b)...............................    100,000    1,857
Cisco Systems, Inc. (b)...................................     29,840      574
Computer Associates International, Inc. ..................     40,000    1,379
EMC Corp. (b).............................................     18,410      363
McDATA Corp. .............................................        338        6
Microsoft Corp. (b).......................................     17,040    1,128
                                                                      --------
                                                                         6,078
                                                                      --------
Diversified Manufacturing (1.0%)
General Electric Co. .....................................     18,940      824
Tyco International, Ltd. .................................     16,580      882
                                                                      --------
                                                                         1,706
                                                                      --------
Electrical & Electronic (1.1%)
Avnet, Inc. ..............................................     79,000    1,887
                                                                      --------
Financial Services (3.7%)
Citigroup, Inc. ..........................................     17,650      886
Moody's Corp. ............................................     45,000    1,497
Washington Mutual, Inc. ..................................     93,750    3,799
                                                                      --------
                                                                         6,182
                                                                      --------
Food Products, Processing & Packaging (1.6%)
Sara Lee Corp. ...........................................     46,000      928
Sensient Technologies Corp. ..............................     46,000      943
SYSCO Corp. ..............................................     31,650      849
                                                                      --------
                                                                         2,720
                                                                      --------
Forest & Paper Products (2.6%)
International Paper Co. ..................................     35,000    1,430
Weyerhaeuser Co. .........................................     15,000      896
Willamette Industries, Inc. ..............................     40,000    1,988
                                                                      --------
                                                                         4,314
                                                                      --------
Health Care (1.1%)
Cardinal Health, Inc. ....................................     13,245      975

 Common Stocks, continued

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Health Care, continued
Health Management Assoc., Inc.,
 Class A (b) ..............................................     35,000 $    692
Johnson & Johnson..........................................      3,380      183
                                                                       --------
                                                                          1,850
                                                                       --------
Insurance (4.1%)
ACE Ltd. ..................................................     10,000      349
American International Group, Inc. ........................      9,700      808
Chubb Corp. ...............................................     20,000    1,403
Marsh & McLennan Cos., Inc. ...............................     15,000    1,506
St. Paul Cos., Inc. .......................................     60,000    2,631
                                                                       --------
                                                                          6,697
                                                                       --------
Media (0.6%)
McGraw Hill Cos., Inc. ....................................     15,250      936
                                                                       --------
Medical Supplies (3.0%)
Apogent Technologies, Inc. (b).............................     43,450    1,045
C.R. Bard, Inc. ...........................................     44,200    2,614
DENTSPLY International, Inc. ..............................     30,000    1,329
                                                                       --------
                                                                          4,988
                                                                       --------
Newspapers (1.2%)
Gannett Co., Inc. .........................................     30,000    2,011
                                                                       --------
Oil & Gas Exploration, Production, & Services (8.2%)
Burlington Resources, Inc. ................................     37,200    1,609
Kerr-McGee Corp. ..........................................     30,000    1,895
Noble Affiliates...........................................     25,000      907
Sunoco, Inc. ..............................................     65,000    2,248
Texaco, Inc. ..............................................     45,000    3,115
Ultramar Diamond Shamrock Corp. ...........................     30,000    1,418
USX-Marathon Group.........................................     83,000    2,462
                                                                       --------
                                                                         13,654
                                                                       --------
Pharmaceuticals (3.2%)
Baxter International, Inc. ................................     50,000    2,491
Merck & Co., Inc. .........................................     10,730      729
Pfizer, Inc. ..............................................      9,230      380
Pharmacia Corp. ...........................................     40,000    1,785
                                                                       --------
                                                                          5,385
                                                                       --------
Retail (2.3%)
CVS Corp. .................................................     20,000      720
Home Depot, Inc. ..........................................     16,890      852
May Department Stores Co. .................................     25,500      847
Safeway, Inc. (b)..........................................      3,770      166
Wal-Mart Stores, Inc. .....................................      7,890      441
Walgreen Co. ..............................................     22,180      747
                                                                       --------
                                                                          3,773
                                                                       --------
Semiconductors (0.5%)
Intel Corp. ...............................................     28,010      835
                                                                       --------
Telecommunications -- Equipment (0.1%)
Lucent Technologies, Inc. .................................     20,000      134
                                                                       --------
Telecommunications -- Wireless (0.1%)
AT&T Wireless Services Inc. (b)............................     11,263      211
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Balanced Fund                                                      July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Transportation Leasing & Trucking (0.6%)
US Freightways Corp. ......................................     28,000 $    967
                                                                       --------
Utilities -- Electric & Gas (3.0%)
Constellation Energy Group.................................     35,000    1,030
Mirant Corp. (b)...........................................     31,809      984
Southern Co. ..............................................     80,000    1,880
Xcel Energy, Inc. .........................................     38,750    1,044
                                                                       --------
                                                                          4,938
                                                                       --------
Utilities -- Telecommunications (1.7%)
AT&T Corp. ................................................     35,000      707
Verizon Communications.....................................     38,400    2,080
                                                                       --------
                                                                          2,787
                                                                       --------
TOTAL COMMON STOCKS........................................              82,362
                                                                       --------

 Corporate Bonds (20.8%)

Banking (2.2%)
SunTrust Banks, Inc., 7.38%, 7/1/06........................ $    2,000    2,143
Wachovia Corp., 6.63%, 11/15/06............................      1,475    1,532
                                                                       --------
                                                                          3,675
                                                                       --------
Brokerage Services (2.6%)
Bear Stearns & Co., Inc., 6.50%, 8/1/02....................      2,000    2,044
Morgan Stanley Group, Inc., 8.10%, 6/24/02.................      2,000    2,071
                                                                       --------
                                                                          4,115
                                                                       --------
Consumer Goods (1.2%)
Procter & Gamble Co., 5.25%, 9/15/03.......................      2,000    2,035
                                                                       --------
Data Processing/Management (1.9%)
First Data Corp., 6.75%, 7/15/05...........................      3,000    3,135
                                                                       --------
Diversified Manufacturing (1.5%)
Avnet Inc., 6.45%, 8/15/03.................................      2,500    2,497
                                                                       --------
Electronic Components/
 Instruments (1.2%)
Honeywell, Inc., 6.75%, 3/15/02............................      2,000    2,031
                                                                       --------
Financial Services (0.6%)
Commercial Credit Co., 7.88%, 7/15/04......................      1,000    1,080
                                                                       --------
Forest & Paper Products (0.6%)
Mead Corp., 6.60%, 3/1/02..................................      1,000    1,012
                                                                       --------
Industrial Goods & Services (2.4%)
Caterpillar Financial Services,
 6.02%, 4/15/02............................................      2,000    2,032
Illinois Tool Works, 5.75%, 3/1/09.........................      2,000    1,978
                                                                       --------
                                                                          4,010
                                                                       --------
Oil & Gas Exploration, Production, & Services (0.9%)
Conoco Inc., 6.35%, 4/15/09................................      1,500    1,518
                                                                       --------
Retail (2.4%)
Sears, Roebuck and Co., 6.00%, 3/20/03.....................      2,000    2,035
Wal-Mart Stores, Inc., 6.75%, 5/15/02......................      2,000    2,041
                                                                       --------
                                                                          4,076
                                                                       --------
Tools (1.4%)
Stanley Works, 7.38%, 12/15/02.............................      2,200    2,286
                                                                       --------

 Corporate Bonds, continued

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Utilities -- Telecommunications (1.9%)
AT&T Corp., 7.13%, 1/15/02................................. $    1,000 $  1,011
BellSouth Telecommunications,
 6.00%, 6/15/02............................................      2,200    2,232
                                                                       --------
                                                                          3,243
                                                                       --------
TOTAL CORPORATE BONDS......................................              34,713
                                                                       --------

 Municipal Bonds (2.4%)

Illinois (2.4%)
Chicago Public Building, 7.00%, 1/1/06.....................      3,800    4,043
                                                                       --------
TOTAL MUNICIPAL BONDS......................................               4,043
                                                                       --------

 U.S. Government Agencies (12.1%)

Fannie Mae (3.1%)
6.21%, 11/7/07.............................................      5,000    5,235
                                                                       --------
Freddie Mac (4.4%)
5.83%, 2/9/06..............................................      7,000    7,212
                                                                       --------
Government National Mortgage Assoc. (4.6%)
6.50%, 11/20/28............................................      7,613    7,644
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCIES.............................              20,091
                                                                       --------

 U.S. Treasury Bonds (10.8%)

7.50%, 11/15/16............................................      8,000    9,630
7.25%, 8/15/22.............................................      7,000    8,400
                                                                       --------
TOTAL U.S. TREASURY BONDS..................................              18,030
                                                                       --------

 U.S. Treasury Notes (1.9%)

6.00%, 8/15/09.............................................      3,000    3,203
                                                                       --------
TOTAL U.S. TREASURY NOTES..................................               3,203
                                                                       --------

 Investment Companies (1.8%)

AmSouth Prime Money Market Fund............................  2,986,507    2,986
AmSouth U.S. Treasury Money Market Fund....................     13,814       14
                                                                       --------
TOTAL INVESTMENT COMPANIES.................................               3,000
                                                                       --------
TOTAL INVESTMENTS
 (Cost $134,648) (a) -- 99.2%..............................             165,442
Other assets in excess of
 liabilities -- 0.8%.......................................               1,320
                                                                       --------
NET ASSETS -- 100.0%.......................................            $166,762
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.............................................. $33,782
  Unrealized depreciation..............................................  (2,988)
                                                                        -------
  Net unrealized appreciation.......................................... $30,794
                                                                        =======

(b) Represents non-income producing security.
* Due to rounding, figure is below thousand dollar threshold.

                       See notes to financial statements.

AMSOUTH FUNDS
Balanced Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                (Amounts in thousands, except per share amounts)

Assets:
Investments, at value (cost $134,648)........................          $165,442
Interest and dividends receivable............................             1,395
Receivable for capital shares issued.........................                91
Collateral for securities loaned, at fair value..............            27,752
Prepaid expenses and other assets............................                 5
                                                                       --------
 Total Assets................................................           194,685
Liabilities:
Payable for capital shares redeemed..........................  $    69
Payable upon return of securities loaned.....................   27,752
Accrued expenses and other payables:
 Investment advisory fees....................................       47
 Administration fees.........................................        4
 Shareholder servicing and distribution fees.................       27
 Custodian fees..............................................        4
 Other.......................................................       20
                                                               -------
 Total Liabilities...........................................            27,923
                                                                       --------
Net Assets:
Capital......................................................           127,640
Accumulated net investment income............................                89
Accumulated net realized gains from investment transactions..             8,239
Unrealized appreciation from investments.....................            30,794
                                                                       --------
Net Assets...................................................          $166,762
                                                                       ========
Class A Shares (a)
 Net Assets..................................................          $ 54,978
 Shares outstanding..........................................             4,413
 Redemption price per share..................................          $  12.46
                                                                       ========
Class A Shares -- Maximum Sales Charge.......................              5.50%
                                                                       --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent)......................................................          $  13.19
                                                                       ========
Class B Shares
 Net Assets..................................................          $  9,004
 Shares outstanding..........................................               725
 Offering price per share*...................................          $  12.42
                                                                       ========
Trust Shares (b)
 Net Assets..................................................          $102,780
 Shares outstanding..........................................             8,253
 Offering and redemption price per share.....................          $  12.45
                                                                       ========

*  Redemption price per share varies by length of time shares are held.
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income................................................        $ 5,592
Dividend income................................................          1,701
Securities lending income......................................             51
                                                                       -------
 Total Investment Income.......................................          7,344
Expenses:
Investment advisory fees....................................... $1,368
Administration fees............................................    342
Distribution fees -- Class B Shares............................     55
Shareholder servicing fees -- Class A
 Shares (a)....................................................     78
Shareholder servicing fees -- Class B Shares...................     19
Shareholder servicing fees -- Trust Shares (b).................    199
Accounting fees................................................     34
Transfer agent fees............................................     77
Other fees.....................................................    103
                                                                ------
 Total expenses before fee reductions..........................          2,275
 Expenses reduced by Administrator.............................            (85)
 Expenses reduced by Transfer Agent............................             (4)
 Expenses reduced by Distributor...............................            (66)
 Expenses reduced by Fund Accountant...........................            (19)
                                                                       -------
 Net expenses..................................................          2,101
                                                                       -------
Net Investment Income..........................................          5,243
                                                                       -------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions................         15,011
Change in unrealized appreciation/depreciation from
 investments...................................................          3,005
                                                                       -------
Net realized/unrealized gains from investments.................         18,016
                                                                       -------
Change in net assets resulting from operations.................        $23,259
                                                                       =======

                       See notes to financial statements

AMSOUTH FUNDS
Balanced Fund

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $  5,243  $   9,820
 Net realized gains from investment transactions.........    15,011     10,788
 Change in unrealized appreciation/depreciation from
  investments............................................     3,005    (27,415)
                                                           --------  ---------
Change in net assets resulting from operations...........    23,259     (6,807)
                                                           --------  ---------
Distributions to Class A Shareholders (a):
 From net investment income..............................      (953)    (1,119)
 From net realized gains on investment transactions......    (3,214)    (4,396)
Distributions to Class B Shareholders:
 From net investment income..............................      (172)      (246)
 From net realized gains on investment transactions......      (668)    (1,214)
Distributions to Trust Shareholders (b):
 From net investment income..............................    (4,280)    (9,214)
 From net realized gains on investment transactions......   (12,951)   (35,672)
                                                           --------  ---------
Change in net assets from shareholder distributions......   (22,238)   (51,861)
                                                           --------  ---------
Change in net assets from capital transactions...........   (30,079)  (117,882)
                                                           --------  ---------
Change in net assets.....................................   (29,058)  (176,550)
Net Assets:
 Beginning of period.....................................   195,820    372,370
                                                           --------  ---------
 End of period...........................................  $166,762  $ 195,820
                                                           ========  =========

(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Balanced Fund

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended  Year Ended Year Ended Year Ended
                          July 31,   July 31,    July 31,   July 31,   July 31,
                           2001 +      2000        1999     1998 (a)     1997
                         ---------- ----------  ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $ 12.48    $ 14.93     $ 15.19    $ 15.21    $  13.03
                          -------    -------     -------    -------    --------
Investment Activities
 Net investment income..     0.36       0.44        0.41       0.38        0.48
 Net realized and
  unrealized gains
  (losses) from
  investments...........     1.28      (0.64)       0.93       0.98        2.78
                          -------    -------     -------    -------    --------
 Total from Investment
  Activities............     1.64      (0.20)       1.34       1.36        3.26
                          -------    -------     -------    -------    --------
Distributions
 Net investment income..    (0.39)     (0.47)      (0.40)     (0.41)      (0.50)
 Net realized gains from
  investment
  transactions..........    (1.27)     (1.78)      (1.20)     (0.97)      (0.58)
                          -------    -------     -------    -------    --------
 Total Distributions....    (1.66)     (2.25)      (1.60)     (1.38)      (1.08)
                          -------    -------     -------    -------    --------
Change in Net Asset
 Value..................    (0.02)     (2.45)      (0.26)     (0.02)       2.18
                          -------    -------     -------    -------    --------
Net Asset Value, End of
 Period.................  $ 12.46    $ 12.48     $ 14.93    $ 15.19    $  15.21
                          =======    =======     =======    =======    ========
Total Return (excludes
 sales charge)..........    13.93%     (1.05)%      9.40%      9.54%      26.42%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $54,978    $21,951     $43,223    $46,814    $372,769
Ratio of expenses to
 average net assets.....     1.31%      1.35%       1.34%      1.24%       1.05%
Ratio of net investment
 income to average net
 assets.................     2.90%      3.28%       2.67%      2.77%       3.49%
Ratio of expenses to
 average net assets*....     1.38%      1.37%       1.35%      1.24%       1.10%
Portfolio turnover**....       14%        16%         23%        25%         25%

/\  Formerly Classic Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Balanced Fund


 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                  Year Ended Year Ended Year Ended Period Ended
                                   July 31,   July 31,   July 31,    July 31,
                                    2001 +      2000       1999      1998 (a)
                                  ---------- ---------- ---------- ------------
Net Asset Value, Beginning of
 Period.........................    $12.45     $14.90    $ 15.16      $14.99
                                    ------     ------    -------      ------
Investment Activities
 Net investment income..........      0.28       0.34       0.29        0.28
 Net realized and unrealized
  gains (losses) from
  investments...................      1.26      (0.64)      0.95        1.15
                                    ------     ------    -------      ------
 Total from Investment
  Activities....................      1.54      (0.30)      1.24        1.43
                                    ------     ------    -------      ------
Distributions
 Net investment income..........     (0.30)     (0.37)     (0.30)      (0.29)
 Net realized gains from
  investment transactions.......     (1.27)     (1.78)     (1.20)      (0.97)
                                    ------     ------    -------      ------
 Total Distributions............     (1.57)     (2.15)     (1.50)      (1.26)
                                    ------     ------    -------      ------
Change in Net Asset Value.......     (0.03)     (2.45)     (0.26)       0.17
                                    ------     ------    -------      ------
Net Asset Value, End of Period..    $12.42     $12.45    $ 14.90      $15.16
                                    ======     ======    =======      ======
Total Return (excludes
 redemption charge).............     13.03%     (1.80)%     8.66%      10.07%(b)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)..........................    $9,004     $7,072    $10,131      $5,309
Ratio of expenses to average net
 assets.........................      2.06%      2.10%      2.09%       2.12%(c)
Ratio of net investment income
 to average net assets..........      2.20%      2.54%      1.93%       1.83%(c)
Ratio of expenses to average net
 assets*........................      2.12%      2.12%      2.10%       2.12%(c)
Portfolio turnover**............        14%        16%        23%         25%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from September 2, 1997 (commencement of operations) through July 31, 1998.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Balanced Fund


 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                Year Ended Year Ended  Year Ended Period Ended
                                 July 31,   July 31,    July 31,    July 31,
                                  2001 +      2000        1999      1998 (a)
                                ---------- ----------  ---------- ------------
Net Asset Value, Beginning of
 Period.......................   $  12.47   $  14.93    $  15.18    $  14.77
                                 --------   --------    --------    --------
Investment Activities
 Net investment income........       0.40       0.46        0.44        0.41
 Net realized and unrealized
  gains (losses) from
  investments.................       1.26      (0.64)       0.95        1.38
                                 --------   --------    --------    --------
 Total from Investment
  Activities..................       1.66      (0.18)       1.39        1.79
                                 --------   --------    --------    --------
Distributions
 Net investment income........      (0.41)     (0.50)      (0.44)      (0.41)
 Net realized gains from
  investment transactions.....      (1.27)     (1.78)      (1.20)      (0.97)
                                 --------   --------    --------    --------
 Total Distributions..........      (1.68)     (2.28)      (1.64)      (1.38)
                                 --------   --------    --------    --------
Change in Net Asset Value.....      (0.02)     (2.46)      (0.25)       0.41
                                 --------   --------    --------    --------
Net Asset Value, End of
 Period.......................   $  12.45   $  12.47    $  14.93    $  15.18
                                 ========   ========    ========    ========
Total Return..................      14.09%     (0.90)%      9.74%       9.73%(b)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)........................   $102,780   $166,797    $319,016    $329,626
Ratio of expenses to average
 net assets...................       1.16%      1.13%       1.09%       1.10%(c)
Ratio of net investment income
 to average net assets........       3.16%      3.50%       2.93%       2.95%(c)
Ratio of expenses to average
 net assets*..................       1.27%      1.17%       1.10%       1.10%(c)
Portfolio turnover**..........         14%        16%         23%         25%

/\ Formerly Premier Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 12.70%.
(c) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Select Equity Fund                                                 July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks (98.3%)

                                                                Shares   Value
                                                                ------- -------

Computer Software & Services (7.2%)
Automatic Data Processing, Inc. ...............................   9,300 $   474
Microsoft Corp. (b)............................................   5,200     344
                                                                        -------
                                                                            818
                                                                        -------
Consumer Goods (4.3%)
Gillette Co. ..................................................  17,400     485
                                                                        -------
Electronic Components/Instruments (6.0%)
Emerson Electric Co. ..........................................  11,900     683
                                                                        -------
Financial Services (16.7%)
Dun & Bradstreet Corp. (b).....................................  14,950     414
H & R Block, Inc. .............................................  10,800     771
Moody's Corp. .................................................  21,200     705
                                                                        -------
                                                                          1,890
                                                                        -------
Food Products, Processing &
 Packaging (29.4%)
General Mills, Inc. ...........................................  17,300     760
Hershey Foods Corp. ...........................................   7,500     453
International Flavors & Fragrances, Inc. ......................  15,900     463
J.M. Smucker Co. ..............................................   9,500     258
Ralston Purina Group...........................................  17,000     546
SYSCO Corp. ...................................................  30,800     826
                                                                        -------
                                                                          3,306
                                                                        -------
Machinery & Equipment (3.6%)
Briggs & Stratton Corp. .......................................   4,500     187
Snap-On, Inc. .................................................   8,300     224
                                                                        -------
                                                                            411
                                                                        -------
Newspapers (8.7%)
Gannett Co., Inc. .............................................   8,100     544
Lee Enterprises................................................   6,200     209
Washington Post, Class B.......................................     401     234
                                                                        -------
                                                                            987
                                                                        -------
Office Equipment & Services (4.0%)
Pitney Bowes, Inc. ............................................  11,200     450
                                                                        -------
Pharmaceuticals (5.8%)
Bristol-Myers Squibb Co. ......................................  11,000     651
                                                                        -------
Pollution Control Services &
 Equipment (8.1%)
Waste Management, Inc. ........................................  29,360     910
                                                                        -------
Restaurants (4.5%)
McDonald's Corp................................................  17,500     510
                                                                        -------
TOTAL COMMON STOCKS............................................          11,101
                                                                        -------

 Investment Companies (2.5%)

                                                                Shares   Value
                                                                ------- -------

AmSouth Prime Money Market Fund................................ 280,947 $   281
AmSouth U.S. Treasury Money Market Fund........................   1,036       1
                                                                        -------
TOTAL INVESTMENT COMPANIES.....................................             282
                                                                        -------
TOTAL INVESTMENTS
 (Cost $9,985) (a) -- 100.8%...................................          11,383
Liabilities in excess of other assets -- (0.8%)................             (89)
                                                                        -------
NET ASSETS -- 100.0%...........................................         $11,294
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation............................................... $1,867
  Unrealized depreciation...............................................   (469)
                                                                         ------
  Net unrealized appreciation........................................... $1,398
                                                                         ======

(b) Represents non-income producing security.

                       See notes to financial statements

AMSOUTH FUNDS
Select Equity Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $9,985)..............................      $11,383
Interest and dividends receivable................................           12
Receivable for investments sold..................................           74
Prepaid expenses and other assets................................            2
                                                                       -------
 Total Assets....................................................       11,471
Liabilities:
Payable for investments purchased................................ $162
Accrued expenses and other payables:
 Investment advisory fees........................................    3
 Shareholder servicing and distribution fees.....................    2
 Other...........................................................   10
                                                                  ----
 Total Liabilities...............................................          177
                                                                       -------
Net Assets:
Capital..........................................................       11,692
Accumulated net realized losses from investment transactions.....       (1,796)
Unrealized appreciation from investments.........................        1,398
                                                                       -------
Net Assets.......................................................      $11,294
                                                                       =======
Class A Shares (a)
 Net Assets......................................................      $ 2,665
 Shares outstanding..............................................          237
 Redemption price per share......................................      $ 11.23
                                                                       =======
Class A Shares -- Maximum Sales Charge...........................         5.50%
                                                                       -------
 Maximum Offering Price Per Share
  (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to
  the nearest cent)..............................................      $ 11.88
                                                                       =======
Class B Shares
 Net Assets......................................................      $ 1,586
 Shares outstanding..............................................          143
 Offering price per share*.......................................      $ 11.08
                                                                       =======
Trust Shares (b)
 Net Assets......................................................      $ 7,043
 Shares outstanding..............................................          626
 Offering and redemption price per share.........................      $ 11.25
                                                                       =======

* Redemption price per share varies by length of time shares are held.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Dividend income.....................................................     $  168
                                                                         ------
Expenses:
Investment advisory fees............................................ $77
Administration fees.................................................  19
Distribution fees -- Class B Shares.................................   7
Shareholder servicing fees -- Class A Shares (a)....................   6
Shareholder servicing fees -- Class B Shares........................   2
Shareholder servicing fees -- Trust Shares (b)......................   9
Custodian fees......................................................   3
Accounting fees.....................................................   4
Transfer agent fees.................................................  53
Audit...............................................................   9
Other fees..........................................................  11
                                                                     ---
 Total expenses before fee reductions...............................        200
 Expenses reduced by Administrator..................................         (5)
 Expenses reduced by Transfer Agent.................................        (29)
 Expenses reduced by Distributor....................................         (3)
 Expenses reduced by Fund Accountant................................         (1)
                                                                         ------
 Net expenses.......................................................        162
                                                                         ------
Net Investment Income...............................................          6
                                                                         ------
Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions....................       (148)
Change in unrealized appreciation/depreciation from investments.....      2,462
                                                                         ------
Net realized/unrealized gains from investments......................      2,314
                                                                         ------
Change in net assets resulting from operations......................     $2,320
                                                                         ======

                       See notes to financial statements

AMSOUTH FUNDS
Select Equity Fund

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $     6    $    95
 Net realized losses from investment transactions........     (148)    (1,118)
 Change in unrealized appreciation/depreciation from
  investments............................................    2,462     (2,445)
                                                           -------    -------
Change in net assets resulting from operations...........    2,320     (3,468)
                                                           -------    -------
Distributions to Class A Shareholders (a):
 From net investment income..............................       (3)       (35)
 From net realized gains on investment transactions......       --       (450)
Distributions to Class B Shareholders:
 From net investment income..............................       --         (4)
 From net realized gains on investment transactions......       --       (114)
Distributions to Trust Shareholders (b):
 From net investment income..............................      (11)       (58)
 From net realized gains on investment transactions......       --       (552)
                                                           -------    -------
Change in net assets from shareholder distributions......      (14)    (1,213)
                                                           -------    -------
Change in net assets from capital transactions...........      661     (9,603)
                                                           -------    -------
Change in net assets.....................................    2,967    (14,284)
Net Assets:
 Beginning of period.....................................    8,327     22,611
                                                           -------    -------
 End of period...........................................  $11,294    $ 8,327
                                                           =======    =======

(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Select Equity Fund

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                              2001 +     2000 +     1999 (a)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period.......   $ 8.72     $11.88     $ 10.00
                                              ------     ------     -------
Investment Activities
 Net investment income.....................     0.01       0.07        0.04
 Net realized and unrealized gains (losses)
  from investments.........................     2.51      (2.35)       1.91
                                              ------     ------     -------
 Total from Investment Activities..........     2.52      (2.28)       1.95
                                              ------     ------     -------
Distributions
 Net investment income.....................    (0.01)     (0.07)      (0.06)
 Net realized gains from investment
  transactions.............................       --      (0.81)      (0.01)
                                              ------     ------     -------
 Total Distributions.......................    (0.01)     (0.88)      (0.07)
                                              ------     ------     -------
Change in Net Asset Value..................     2.51      (3.16)       1.88
                                              ------     ------     -------
Net Asset Value, End of Period.............   $11.23     $ 8.72     $ 11.88
                                              ======     ======     =======
Total Return (excludes sales charge).......    28.96%    (19.86)%     19.44%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)..........   $2,665     $2,512     $10,258
Ratio of expenses to average net assets....     1.71%      1.44%       1.13%(c)
Ratio of net investment income to average
 net assets................................     0.05%      0.67%       0.43%(c)
Ratio of expenses to average net assets*...     2.07%      1.96%       1.81%(c)
Portfolio turnover**.......................       19%        25%         10%

 /\  Formerly Classic Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Select Equity Fund


 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                            Year Ended Year Ended  Period Ended
                                             July 31,   July 31,     July 31,
                                              2001 +     2000 +      1999 (a)
                                            ---------- ----------  ------------
Net Asset Value, Beginning of Period......    $ 8.64    $ 11.83       $ 9.98
                                              ------    -------       ------
Investment Activities
 Net investment income (loss).............     (0.08)     (0.01)        0.02
 Net realized and unrealized gains
  (losses) from investments...............      2.52      (2.34)        1.86
                                              ------    -------       ------
 Total from Investment Activities.........      2.44      (2.35)        1.88
                                              ------    -------       ------
Distributions
 Net investment income....................        --      (0.03)       (0.02)
 Net realized gains from investment
  transactions............................        --      (0.81)       (0.01)
                                              ------    -------       ------
 Total Distributions......................        --      (0.84)       (0.03)
                                              ------    -------       ------
Change in Net Asset Value.................      2.44      (3.19)        1.85
                                              ------    -------       ------
Net Asset Value, End of Period............    $11.08    $  8.64       $11.83
                                              ======    =======       ======
Total Return (excludes redemption
 charge)..................................     28.24%   (20.47)%       18.83%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000).........    $1,586    $   715       $1,933
Ratio of expenses to average net assets...      2.44%      2.21%        1.99%(c)
Ratio of net investment income to average
 net assets...............................     (0.75)%    (0.08)%      (0.49)%(c)
Ratio of expenses to average net assets*..      2.80%      2.72%        2.58%(c)
Portfolio turnover**......................        19%        25%          10%

 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Select Equity Fund

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                              2001 +     2000 +     1999 (a)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period.......   $ 8.73     $11.89     $ 11.52
                                              ------     ------     -------
Investment Activities
 Net investment income.....................     0.02       0.09        0.04
 Net realized and unrealized gains (losses)
  from investments.........................     2.52      (2.36)       0.38
                                              ------     ------     -------
 Total from Investment Activities..........     2.54      (2.27)       0.42
                                              ------     ------     -------
Distributions
 Net investment income.....................    (0.02)     (0.08)      (0.04)
 Net realized gains from investment
  transactions.............................       --      (0.81)      (0.01)
                                              ------     ------     -------
 Total Distributions.......................    (0.02)     (0.89)      (0.05)
                                              ------     ------     -------
Change in Net Asset Value..................     2.52      (3.16)       0.37
                                              ------     ------     -------
Net Asset Value, End of Period.............   $11.25     $ 8.73     $ 11.89
                                              ======     ======     =======
Total Return...............................    29.12%    (19.72)%      3.63%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)..........   $7,043     $5,100     $10,420
Ratio of expenses to average net assets....     1.56%      1.25%       0.99%(c)
Ratio of net investment income to average
 net assets................................     0.19%      0.88%       0.65%(c)
Ratio of expenses to average net assets*...     1.97%      1.78%       1.58%(c)
Portfolio turnover**.......................       19%        25%         10%

/\  Formerly Premier Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 3, 1998 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Enhanced Market Fund                                               July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks (100.1%)

                                                                  Shares Value
                                                                  ------ ------

Aerospace/Defense (1.9%)
Boeing Co. ......................................................  5,200 $  305
General Dynamics Corp. ..........................................  2,000    162
Lockheed Martin Corp. ...........................................  4,300    170
Northrop Grumman Corp. ..........................................    800     64
Rockwell Collins.................................................  1,800     37
United Technologies Corp. .......................................  3,800    279
                                                                         ------
                                                                          1,017
                                                                         ------
Agriculture (0.2%)
Archer-Daniels-Midland Co. ......................................  6,411     86
                                                                         ------
Airlines (0.4%)
AMR Corp. (b)....................................................  1,500     53
Delta Air Lines, Inc. ...........................................    100      4
Southwest Airlines Co. ..........................................  7,500    150
                                                                         ------
                                                                            207
                                                                         ------
Appliances (0.0%)
Maytag Corp. ....................................................    400     13
Whirlpool Corp. .................................................    100      7
                                                                         ------
                                                                             20
                                                                         ------
Automotive (1.1%)
Ford Motor Co. .................................................. 11,400    290
General Motors Corp. ............................................  4,500    286
Navistar International Corp. ....................................    300     10
                                                                         ------
                                                                            586
                                                                         ------
Automotive Parts (0.2%)
Cooper Tire & Rubber Co. ........................................    400      6
Delphi Automotive Systems........................................  2,837     46
Eaton Corp. .....................................................    300     22
Genuine Parts Co. ...............................................    900     30
Visteon Corp. ...................................................    691     15
                                                                         ------
                                                                            119
                                                                         ------
Banking (4.4%)
Bank of America Corp. ...........................................  4,600    293
Bank of New York Co., Inc. ......................................  5,600    251
Bank One Corp. ..................................................    600     23
Comerica, Inc. ..................................................    100      6
First Union Corp. ...............................................  4,900    173
FleetBoston Financial Corp. .....................................  8,218    309
Huntington Bancshares, Inc. .....................................  1,286     24
J.P. Morgan Chase & Co., Inc. ................................... 10,920    474
Keycorp..........................................................  4,200    112
Northern Trust Corp. ............................................  1,100     70
PNC Financial Services Group.....................................  2,900    192
Regions Financial Corp. .........................................  1,200     38
SouthTrust Corp. ................................................  1,600     41
SunTrust Banks, Inc. ............................................  1,500    104
Wachovia Corp. ..................................................  1,000     71
Wells Fargo Co. .................................................  4,300    198
                                                                         ------
                                                                          2,379
                                                                         ------
Beverages (1.8%)
Adolph Coors Co., Class B........................................    400     20
Anheuser-Busch Cos., Inc. .......................................  4,500    195
Brown-Forman Corp. ..............................................    100      7
Coca Cola Enterprises, Inc. .....................................  1,300     19
Coca-Cola Co. ...................................................  8,800    392

 Common Stocks, continued

                                                                  Shares Value
                                                                  ------ ------

Beverages, continued
PepsiCo, Inc. ...................................................  7,200 $  336
                                                                         ------
                                                                            969
                                                                         ------
Biotechnology (0.9%)
Amgen, Inc. (b)..................................................  6,200    389
Biogen, Inc. (b).................................................    700     40
MedImmune, Inc. (b)..............................................  1,100     42
                                                                         ------
                                                                            471
                                                                         ------
Brokerage Services (1.6%)
Bear Stearns Cos. (The), Inc. ...................................    200     12
Lehman Brothers Holdings, Inc. ..................................  2,200    158
Merrill Lynch & Co., Inc. .......................................  5,200    282
Morgan Stanley Dean Witter & Co. ................................  6,700    401
                                                                         ------
                                                                            853
                                                                         ------
Chemicals (1.2%)
Air Products and Chemicals, Inc. ................................  2,300     94
E.I. du Pont de Nemours & Co. ...................................  7,278    311
Eastman Chemical Co. ............................................    800     35
FMC Corp. (b)....................................................    300     20
PPG Industries, Inc. ............................................    600     33
Praxair, Inc. ...................................................  1,600     73
Rohm & Haas Co. .................................................    400     14
Sherwin Williams Co. ............................................  1,600     37
Sigma Aldrich Corp. .............................................    400     17
                                                                         ------
                                                                            634
                                                                         ------
Chemicals -- Speciality (0.1%)
Ashland, Inc. ...................................................    700     28
Engelhard Corp. .................................................  1,300     33
                                                                         ------
                                                                             61
                                                                         ------
Commercial Services (0.2%)
Deluxe Corp. ....................................................    700     22
Ecolab, Inc. ....................................................    600     24
Fluor Corp. .....................................................    400     16
Quintiles Transnational Corp. (b)................................    600     11
R.R. Donnelley & Sons Co. .......................................    100      3
Robert Half International, Inc. .................................    900     23
Sabre Holdings Group, Inc. (b)...................................    400     20
                                                                         ------
                                                                            119
                                                                         ------
Computer Hardware (3.8%)
Apple Computer, Inc. (b).........................................  1,700     32
Compaq Computer Corp. ........................................... 13,300    199
Dell Computer Corp. (b).......................................... 16,100    434
Gateway, Inc. ...................................................    700      7
IBM Corp. .......................................................  9,700  1,020
Sun Microsystems, Inc. (b)....................................... 21,200    345
                                                                         ------
                                                                          2,037
                                                                         ------
Computer Software (5.9%)
Adobe Systems, Inc. .............................................  2,400     90
Autodesk, Inc. ..................................................    300     11
Avaya, Inc. (b)..................................................  1,379     17
BMC Software, Inc. (b)...........................................  1,900     38
BroadVision, Inc. (b)............................................  1,400      5
Citrix Systems, Inc. (b).........................................    900     30
Computer Associates International, Inc. .........................  5,600    193
Compuware Corp. (b)..............................................  1,900     26

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Enhanced Market Fund                                               July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                                  Shares Value
                                                                  ------ ------

Computer Software, continued
Intuit, Inc. (b).................................................  1,000 $   34
Mercury Interactive Corp. (b)....................................    400     15
Microsoft Corp. (b).............................................. 27,500  1,821
Novell, Inc. (b).................................................  1,700      8
Oracle Corp. (b)................................................. 33,100    599
Parametric Technology Corp. (b)..................................  1,400     13
Peoplesoft, Inc. (b).............................................  2,900    127
Siebel Systems, Inc. (b).........................................  4,000    138
                                                                         ------
                                                                          3,165
                                                                         ------
Computers & Peripherals (3.3%)
Cabletron Systems, Inc. (b)......................................  1,900     35
Cisco Systems, Inc. (b).......................................... 41,200    792
Convergys Corp. (b)..............................................    800     25
Electronic Data Systems Corp. ...................................  3,300    211
EMC Corp. (b).................................................... 13,062    258
Hewlett-Packard Co. ............................................. 11,900    293
Jabil Circuit, Inc. (b)..........................................  1,900     62
NCR Corp. .......................................................    200      8
Network Appliance Corp. (b)......................................  1,600     20
Palm, Inc. (b)...................................................  2,836     15
Sapient Corp. (b)................................................    600      4
Seagate Technology, Inc. ........................................  2,400     --*
Unisys Corp. (b).................................................  2,900     33
                                                                         ------
                                                                          1,756
                                                                         ------
Consumer Goods (0.3%)
American Greetings Corp., Class A................................    300      3
Brunswick Corp. .................................................    400      9
Nike, Inc., Class B..............................................  2,700    128
                                                                         ------
                                                                            140
                                                                         ------
Containers & Packaging (0.0%)
Ball Corp. ......................................................    100      5
Pactiv Corp. (b).................................................    800     12
                                                                         ------
                                                                             17
                                                                         ------
Cosmetics/Personal Care (1.2%)
Gillette Co. ....................................................  5,200    145
Kimberly Clark Corp. ............................................  3,800    231
Procter & Gamble Co. ............................................  3,800    270
                                                                         ------
                                                                            646
                                                                         ------
Data Processing & Reproduction (0.3%)
First Data Corp. ................................................  2,000    139
Fiserv, Inc. (b).................................................    600     34
                                                                         ------
                                                                            173
                                                                         ------
Diversified Manufacturing (6.0%)
Crane Co. .......................................................    300      9
Danaher Corp. ...................................................    400     23
General Electric Co. ............................................ 45,200  1,965
Goodrich Corp. ..................................................  1,000     35
Honeywell International, Inc. ...................................  6,200    229
ITT Industries, Inc. ............................................    900     40
Minnesota Mining & Manufacturing Co. ............................  2,900    324
National Service Industries, Inc. ...............................    200      5
Textron, Inc. ...................................................    400     23
Tyco International, Ltd. ........................................ 10,469    557
                                                                         ------
                                                                          3,210
                                                                         ------

 Common Stocks, continued

                                                                  Shares Value
                                                                  ------ ------

Electronic Components (1.3%)
Agilent Technologies, Inc. (b)...................................  2,279 $   65
Altera Corp. (b).................................................  4,000    120
Analog Devices, Inc. (b).........................................  3,300    152
Applied Micro Circuits Corp. (b).................................  1,500     26
Broadcom Corp., Class A (b)......................................  2,400    105
Cooper Industries................................................    900     37
Millipore Corp. .................................................    200     13
Mirant Corp. (b).................................................  1,651     51
Molex, Inc. .....................................................  1,000     34
Power-One, Inc. (b)..............................................    400      6
QLogic Corp. (b).................................................    500     19
Sanmina Corp. (b)................................................  1,500     33
Tektronix, Inc. (b)..............................................  1,000     23
Vitesse Semiconductor Corp. (b)..................................    900     18
                                                                         ------
                                                                            702
                                                                         ------
Electronic Components/Instruments (0.6%)
American Power Conversion Corp. (b)..............................  1,000     13
Johnson Controls, Inc. ..........................................    900     72
Parker-Hannifin Corp. ...........................................  1,200     54
PerkinElmer, Inc. ...............................................  1,000     32
Rockwell International Corp. ....................................  1,800     29
Teradyne, Inc. (b)...............................................  1,700     58
Thermo Electron Corp. (b)........................................  1,500     34
Thomas & Betts Corp. ............................................    300      6
                                                                         ------
                                                                            298
                                                                         ------
Entertainment (1.8%)
AOL-Time Warner, Inc. (b)........................................ 18,300    831
Walt Disney (The) Co. ...........................................  5,000    132
                                                                         ------
                                                                            963
                                                                         ------
Financial Services (7.3%)
Ambac Financial Group, Inc. .....................................  1,100     63
American Express Co. ............................................  8,300    335
Capital One Financial Corp. .....................................  1,000     64
Charter One Financial, Inc. .....................................    425     14
Citigroup, Inc. ................................................. 26,466  1,330
Concord EFS, Inc. ...............................................  2,100    120
Equifax, Inc. ...................................................    300      7
Fannie Mae.......................................................  6,200    517
Freddie Mac......................................................  4,900    336
Golden West Financial Corp. .....................................  1,600    103
H & R Block, Inc. ...............................................    200     14
Household International, Inc. ...................................  2,300    152
MBIA, Inc. ......................................................    250     14
MBNA Corp. ......................................................  6,300    223
Mellon Financial Corp. ..........................................  4,700    179
Moody's Corp. ...................................................    400     13
State Steet Corp. ...............................................  3,200    172
Stilwell Financial, Inc. ........................................  1,100     33
Synovus Financial Corp. .........................................    600     20
T. Rowe Price Group, Inc. .......................................    600     23
U.S. Bancorp.....................................................    407     10
Washington Mutual, Inc. .........................................  4,350    176
                                                                         ------
                                                                          3,918
                                                                         ------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Enhanced Market Fund                                               July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                                  Shares Value
                                                                  ------ ------

Food Products, Processing & Packaging (1.0%)
Hershey Foods Corp. .............................................    500 $   30
International Flavors & Fragrances, Inc. ........................  1,000     29
Quaker Oats Co. .................................................  1,300    114
Ralston Purina Group.............................................  1,500     48
Sara Lee Corp. ..................................................  7,800    157
Unilever NV ADR..................................................  2,850    172
                                                                         ------
                                                                            550
                                                                         ------
Forest & Paper Products (0.5%)
Boise Cascade Corp. .............................................    600     22
Georgia Pacific Corp. ...........................................    400     15
International Paper Co. .........................................  2,400     97
Louisiana Pacific Corp. .........................................    500      5
Mead Corp. ......................................................  1,000     30
Temple-Inland, Inc. .............................................    500     31
Westvaco Corp. ..................................................  1,000     27
Willamette Industries, Inc. .....................................  1,100     55
                                                                         ------
                                                                            282
                                                                         ------
Gas Distribution (0.6%)
El Paso Energy Corp. ............................................  2,453    128
KeySpan Corp. ...................................................    700     21
Kinder Morgan, Inc. .............................................    600     31
Nicor, Inc. .....................................................    200      7
Oneok, Inc. .....................................................    200      4
Sempra Energy....................................................  1,000     25
Williams Cos., Inc. .............................................  2,400     81
                                                                         ------
                                                                            297
                                                                         ------
Health Care (0.1%)
HEALTHSOUTH Corp. (b)............................................  3,100     53
Humana, Inc. (b).................................................  1,700     19
                                                                         ------
                                                                             72
                                                                         ------
Health Care Services (0.6%)
IMS Health, Inc. ................................................    900     23
Manor Care, Inc. (b).............................................  1,000     32
McKesson HBOC, Inc. .............................................    700     29
Tenet Healthcare Corp. (b).......................................  3,100    173
Wellpoint Health Networks, Inc. (b)..............................    600     64
                                                                         ------
                                                                            321
                                                                         ------
Home Builders (0.1%)
Centex Corp. ....................................................    300     14
KB Home..........................................................    200      7
Pulte Homes, Inc. ...............................................    400     16
                                                                         ------
                                                                             37
                                                                         ------
Hotels & Lodging (0.5%)
Carnival Corp. ..................................................  5,600    187
Hilton Hotels Corp. .............................................  3,700     45
Starwood Hotels & Resorts Worldwide, Inc. .......................  1,000     36
                                                                         ------
                                                                            268
                                                                         ------
Household Products (0.2%)
Clorox (The) Co. ................................................  1,200     45
Fortune Brands, Inc. ............................................  1,500     55
Newell Rubbermaid, Inc. .........................................    800     17
Tupperware Corp. ................................................    300      7
                                                                         ------
                                                                            124
                                                                         ------

 Common Stocks, continued

                                                                  Shares Value
                                                                  ------ ------

Insurance (5.7%)
AFLAC, Inc. .....................................................  4,900 $  145
Allstate (The) Corp. ............................................  5,900    206
American General Corp. ..........................................  5,000    231
American International Group, Inc. .............................. 12,737  1,061
Aon Corp. .......................................................    100      4
Chubb Corp. .....................................................  1,700    119
Cigna Corp. .....................................................  1,500    150
Cincinnati Financial Corp. ......................................    800     32
Conseco, Inc. ...................................................    700     10
Hartford Financial Services Group................................  2,300    152
Jefferson Pilot Corp. ...........................................  1,500     71
Lincoln National Corp. ..........................................  1,900     97
Loews Corp. .....................................................  2,000    114
Marsh & McLennan Cos., Inc. .....................................  2,400    241
MetLife, Inc. ...................................................  3,800    113
MGIC Investment Corp. ...........................................  1,100     83
Progressive Corp. ...............................................    200     27
Safeco Corp. ....................................................    600     19
St. Paul Cos. (The), Inc. .......................................  2,200     96
Torchmark Corp. .................................................  1,300     54
UnumProvident Corp. .............................................  1,200     34
                                                                         ------
                                                                          3,059
                                                                         ------
Machinery & Equipment (0.5%)
Black & Decker Corp. ............................................    800     34
Caterpillar, Inc. ...............................................  1,700     94
Deere & Co. .....................................................  1,200     50
Dover Corp. .....................................................    600     22
Ingersoll Rand Co. ..............................................    300     13
PACCAR, Inc. ....................................................    400     24
Snap-on, Inc. ...................................................    600     16
Stanley Works (The)..............................................    400     17
                                                                         ------
                                                                            270
                                                                         ------
Media (0.7%)
Comcast Corp., Special Class A (b)...............................  1,000     38
McGraw Hill Cos., Inc. ..........................................  1,000     61
Viacom, Inc., Class B (b)........................................  5,524    275
                                                                         ------
                                                                            374
                                                                         ------
Medical Supplies (1.3%)
Allergan, Inc. ..................................................  1,300     98
Applied Biosystems Group.........................................  2,100     59
Becton, Dickinson & Co. .........................................  2,500     86
Biomet, Inc. ....................................................    900     44
Boston Scientific Corp. (b)......................................  1,100     20
C.R. Bard, Inc. .................................................    500     30
Guidant Corp. (b)................................................  1,500     48
Medtronic, Inc. .................................................  6,000    288
St. Jude Medical, Inc. (b).......................................    700     49
                                                                         ------
                                                                            722
                                                                         ------
Metals & Mining (0.3%)
Alcan Aluminum, Ltd. ............................................  1,600     60
Allegheny Technologies, Inc. ....................................    400      8
Barrick Gold Corp. ..............................................  2,000     30
Freeport-McMoRran Copper & Gold, Inc. (b)........................    700      8
Homestake Mining.................................................  1,300     10
Inco Ltd. (b)....................................................    900     15

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Enhanced Market Fund                                               July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                                  Shares Value
                                                                  ------ ------

Metals & Mining, continued
Phelps Dodge Corp. ..............................................    405 $   16
Placer Dome, Inc. ...............................................  1,700     17
                                                                         ------
                                                                            164
                                                                         ------
Newspapers (0.2%)
Dow Jones & Co., Inc. ...........................................    200     11
Gannett Co., Inc. ...............................................  1,300     88
Knight-Ridder, Inc. .............................................    100      6
New York Times Co. ..............................................    500     23
                                                                         ------
                                                                            128
                                                                         ------
Office Equipment & Services (0.6%)
Avery Dennison Corp. ............................................  1,100     56
Cintas Corp. ....................................................    800     40
Lexmark International Group, Inc., Class A (b)...................    600     27
Paychex, Inc. ...................................................  1,900     75
Pitney Bowes, Inc. ..............................................  2,500    101
Xerox Corp. .....................................................  3,400     27
                                                                         ------
                                                                            326
                                                                         ------
Oil & Gas Exploration, Production, & Services (6.8%)
Amerada Hess Corp. ..............................................    900     70
Apache Corp. ....................................................  1,200     62
Baker Hughes, Inc. ..............................................  3,352    119
Burlington Resources, Inc. ......................................  2,100     91
Chevron Corp. ...................................................  1,200    110
Conoco, Inc., Class B............................................  3,190     99
Enron Corp. .....................................................  3,700    168
EOG Resources, Inc. .............................................    100      4
Exxon Mobil Corp. ............................................... 37,264  1,555
McDermott International, Inc. ...................................    300      3
Nabors Industries, Inc. (b)......................................    400     12
Noble Drilling Corp. (b).........................................    700     21
Progress Energy, Inc., (b).......................................    500     --*
Rowan Cos., Inc. (b).............................................  1,000     19
Royal Dutch Petroleum Co. ....................................... 10,600    614
Schlumberger Ltd. ...............................................  2,800    151
Sunoco, Inc. ....................................................    900     31
Texaco, Inc. ....................................................  4,400    305
Tosco Corp. .....................................................  1,400     63
Unocal Corp. ....................................................  2,400     86
USX-Marathon Group...............................................  3,100     92
                                                                         ------
                                                                          3,675
                                                                         ------
Pharmaceuticals (11.6%)
Abbott Laboratories..............................................  7,700    413
American Home Products Corp. ....................................  7,600    458
Baxter International, Inc. ......................................  5,400    269
Bristol-Myers Squibb Co. ........................................ 11,700    692
Chiron Corp. (b).................................................  1,000     43
Eli Lilly & Co. .................................................  6,400    507
Forest Laboratories, Inc. (b)....................................  1,800    141
Johnson & Johnson................................................ 13,800    747
King Pharmaceuticals, Inc. (b)...................................  1,067     48
Merck & Co., Inc. ............................................... 12,900    878
Pfizer, Inc. .................................................... 32,850  1,355
Pharmacia Corp. .................................................  8,074    360
Schering-Plough Corp. ...........................................  9,000    351
Watson Pharmaceuticals, Inc. (b).................................    200     13
                                                                         ------
                                                                          6,275
                                                                         ------

 Common Stocks, continued

                                                                  Shares Value
                                                                  ------ ------

Pollution Control Services & Equipment (0.2%)
Waste Management, Inc. ..........................................  3,100 $   96
                                                                         ------
Railroads (0.5%)
Burlington Northern Santa Fe.....................................  4,000    108
Norfolk Southern Corp. ..........................................  3,900     78
Union Pacific Corp. .............................................  1,200     64
                                                                         ------
                                                                            250
                                                                         ------
Restaurants (0.2%)
Darden Restaurants, Inc. ........................................  1,200     37
McDonald's Corp. ................................................    600     17
Starbucks Corp. (b)..............................................  1,800     32
Tricon Global Restaurants (b)....................................    400     18
Wendy's International, Inc. .....................................    600     16
                                                                         ------
                                                                            120
                                                                         ------
Retail (6.2%)
Bed Bath & Beyond, Inc. (b)......................................  1,400     45
Best Buy Co., Inc. (b)...........................................  1,000     67
Big Lots, Inc. (b)...............................................    600      8
Circuit City Stores, Inc. .......................................  2,000     38
Costco Wholesale Corp. ..........................................  2,200     95
CVS Corp. .......................................................  3,600    130
Dillard's Inc., Class A..........................................    400      6
Dollar General Corp. ............................................    600     12
Federated Department Stores, Inc. ...............................    500     19
Gap (The), Inc...................................................  6,800    186
Home Depot, Inc. ................................................ 13,000    655
Kmart Corp. (b)..................................................    600      7
Limited (The), Inc. .............................................  4,200     71
Liz Claiborne, Inc. .............................................    300     16
May Department Stores Co. .......................................  3,000    100
Office Depot, Inc. (b)...........................................  3,000     38
RadioShack Corp. ................................................  1,800     51
Safeway, Inc. (b)................................................  4,800    212
Staples, Inc. (b)................................................  2,300     34
SUPERVALU, Inc. .................................................  1,300     27
Target Corp. ....................................................  6,300    244
TJX Cos. (The), Inc. ............................................    800     27
Toys R Us, Inc. (b)..............................................  2,000     46
Wal-Mart Stores, Inc. ........................................... 18,400  1,028
Walgreen Co. ....................................................  5,100    172
                                                                         ------
                                                                          3,334
                                                                         ------
Semiconductors (4.0%)
Advanced Micro Devices, Inc. (b).................................  1,600     29
Applied Materials, Inc. (b)......................................  4,000    183
Conexant Systems, Inc. (b).......................................  1,200     11
Intel Corp. ..................................................... 36,500  1,089
KLA-Tencor Corp. (b).............................................    900     49
Linear Technology Corp. .........................................  3,100    135
LSI Logic Corp. (b)..............................................  1,600     35
Micron Technology, Inc. (b)......................................  4,500    189
National Semiconductor Corp. (b).................................  1,700     54
Novellus Systems, Inc. (b).......................................    700     36
Texas Instruments, Inc. ......................................... 10,500    362
                                                                         ------
                                                                          2,172
                                                                         ------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Enhanced Market Fund                                               July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                                  Shares Value
                                                                  ------ ------

Steel (0.0%)
Timken Co. ......................................................    300 $    5
USX-U.S. Steel Group, Inc. ......................................    400      8
Worthington Industries, Inc. ....................................    400      6
                                                                         ------
                                                                             19
                                                                         ------
Telecommunications -- Equipment (1.4%)
ADC Telecommunications, Inc. (b).................................  3,900     19
Andrew Corp. (b).................................................    400      9
Corning, Inc. ...................................................  7,600    119
JDS Uniphase Corp. (b)........................................... 10,500     97
Lucent Technologies, Inc. ....................................... 25,450    171
Motorola, Inc.  ................................................. 15,231    284
Scientific-Atlanta, Inc. ........................................  1,100     28
Tellabs, Inc. (b)................................................  2,000     33
                                                                         ------
                                                                            760
                                                                         ------
Telecommunications -- Wireless (1.2%)
AT&T Wireless Services, Inc. ....................................  6,021    113
Nextel Communications, Inc. .....................................  3,800     63
Nortel Networks Corp., ADR....................................... 15,800    126
Qualcomm, Inc. (b)...............................................  5,200    328
                                                                         ------
                                                                            630
                                                                         ------
Tobacco (1.2%)
Philip Morris Cos., Inc. ........................................ 13,800    628
UST, Inc. .......................................................    400     12
                                                                         ------
                                                                            640
                                                                         ------
Toys/Games/Hobbies (0.0%)
Mattel, Inc. ....................................................  1,265     23
                                                                         ------
Transportation Leasing & Trucking (0.0%)
Ryder System, Inc. ..............................................    300      6
                                                                         ------
Utilities -- Electric & Gas (2.4%)
Allegheny Energy, Inc.  .........................................    600     26
Ameren Corp.  ...................................................    700     28
American Electric Power Co. .....................................  1,620     73
Cinergy Corp. ...................................................    800     25
CMS Energy Corp. ................................................    600     16
Consolidated Edison, Inc. .......................................  1,100     44
Constellation Energy Group.......................................    800     24
Dominion Resources, Inc. ........................................  1,204     73
DTE Energy Co. ..................................................    700     30
Duke Energy Corp. ...............................................  3,800    146
Dynergy Inc., Class A............................................  1,600     74
Edison International.............................................  1,700     24
Entergy Corp. ...................................................  1,100     41
Exelon Corp. ....................................................  1,575     88
Firstenergy Corp. ...............................................  1,100     33
FPL Group, Inc. .................................................    900     49
GPU, Inc. .......................................................    600     22
Niagara Mohawk Holdings, Inc. (b)................................    800     14
Nisource, Inc. ..................................................  1,000     26
Peoples Energy Corp. ............................................    200      8
PG&E Corp. ......................................................  2,000     30
Pinnacle West Capital Corp. .....................................    400     17
PPL Corp. .......................................................    750     34
Progress Energy, Inc. ...........................................  1,037     44
Public Service Enterprise Group, Inc. ...........................  1,100     51
Reliant Energy, Inc. ............................................  1,500     47

 Common Stocks, continued

                                                                 Shares  Value
                                                                 ------ -------

Utilities -- Electric & Gas, continued
Southern Co. ...................................................  3,400 $    80
TXU Corp. ......................................................  1,300      60
Xcel Energy, Inc. ..............................................  1,685      45
                                                                        -------
                                                                          1,272
                                                                        -------
Utilities -- Telecommunications (5.7%)
Alltel Corp. ...................................................  1,600      99
AT&T Corp. ..................................................... 18,711     378
BellSouth Corp. ................................................  9,300     379
Centurytel, Inc. ...............................................  1,400      43
Citizens Communications Co. (b).................................    100       1
Global Crossing, Ltd. (b).......................................  4,530      30
Qwest Communications International, Inc. .......................  3,427      89
SBC Communications, Inc. ....................................... 18,380     827
Sprint Corp. ...................................................  7,500     175
Sprint Corp. (PCS Group) (b)....................................  4,700     122
Verizon Communications.......................................... 13,406     726
WorldCom, Inc. (b).............................................. 14,300     200
                                                                        -------
                                                                          3,069
                                                                        -------
TOTAL COMMON STOCKS.............................................         53,881
                                                                        -------

 Investment Companies (0.0%)

AmSouth Prime Money Market Fund.................................. 5,117       5
                                                                        -------
TOTAL INVESTMENT COMPANIES.......................................             5
                                                                        -------
TOTAL INVESTMENTS
 (Cost $58,956) (a) -- 100.1%....................................        53,886
Liabilities in excess of other assets -- (0.1%)..................           (38)
                                                                        -------
NET ASSETS -- 100.0%.............................................       $53,848
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation........................................... $  5,257
   Unrealized depreciation...........................................  (10,327)
                                                                      --------
   Net unrealized depreciation....................................... $ (5,070)
                                                                      ========

(b)  Represents non-income producing security.
*  Due to rounding, figure is below thousand dollar threshold.
ADR -- American Depositary Receipt

                                   Continued

AMSOUTH FUNDS
Enhanced Market Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $58,956)...............................     $53,886
Interest and dividends receivable..................................          35
Receivable for capital shares issued...............................          11
Collateral for securities loaned, at fair value....................       2,359
Prepaid expenses and other assets..................................           5
                                                                        -------
 Total Assets......................................................      56,296

Liabilities:
Payable to custodian...........................................  $   46
Payable for capital shares redeemed............................       5
Payable upon return of securities loaned.......................   2,359
Accrued expenses and other payables:
 Investment advisory fees......................................       9
 Administration fees...........................................       1
 Shareholder servicing and distribution fees...................      18
 Custodian fees................................................       1
 Other.........................................................       9
                                                                 ------
 Total Liabilities.............................................           2,448
                                                                        -------
Net Assets:
Capital........................................................          57,884
Distributions in excess of net investment income...............              (2)
Accumulated net realized gains from investment transactions and
 futures.......................................................           1,036
Unrealized depreciation from investments.......................          (5,070)
                                                                        -------
Net Assets.....................................................         $53,848
                                                                        =======
Class A Shares (a)
 Net Assets....................................................         $24,666
 Shares outstanding............................................           2,011
 Redemption price per share....................................         $ 12.27
                                                                        =======
Class A Shares -- Maximum Sales Charge.........................            5.50%
                                                                        -------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent).....         $ 12.98
                                                                        =======
Class B Shares
 Net Assets....................................................         $13,713
 Shares outstanding............................................           1,132
 Offering price per share*.....................................         $ 12.11
                                                                        =======
Trust Shares (b)
 Net Assets....................................................         $15,469
 Shares outstanding............................................           1,260
 Offering and redemption price per share.......................         $ 12.28
                                                                        =======

*  Redemption price per share varies by length of time shares are held.
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income.................................................      $     23
Dividend income.................................................           782
Securities lending income.......................................             8
                                                                      --------
 Total Investment Income........................................           813
Expenses:
Investment advisory fees........................................ $277
Administration fees.............................................  123
Distribution fees -- Class B Shares.............................  117
Shareholder servicing fees -- Class A Shares (a)................   46
Shareholder servicing fees -- Class B Shares....................   39
Shareholder servicing fees -- Trust Shares (b)..................   42
Custodian fees..................................................   17
Accounting fees.................................................   29
Transfer agent fees.............................................   72
Other fees......................................................   31
                                                                 ----
 Total expenses before fee reductions...........................           793
 Expenses reduced by Administrator..............................           (31)
 Expenses reduced by Transfer Agent.............................           (21)
 Expenses reduced by Distributor................................           (14)
 Expenses reduced by Fund Accountant............................            (7)
                                                                      --------
 Net expenses...................................................           720
                                                                      --------
Net Investment Income...........................................            93
                                                                      --------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions and futures.....         1,497
Change in unrealized appreciation/depreciation from
 investments....................................................       (11,257)
                                                                      --------
Net realized/unrealized losses from investments.................        (9,760)
                                                                      --------
Change in net assets resulting from operations..................      $ (9,667)
                                                                      ========

                       See notes to financial statements

AMSOUTH FUNDS
Enhanced Market Fund

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $     93   $   227
 Net realized gains from investment transactions and
  futures................................................     1,497       769
 Change in unrealized appreciation/depreciation from
  investments............................................   (11,257)    3,755
                                                           --------   -------
Change in net assets resulting from operations...........    (9,667)    4,751
                                                           --------   -------
Distributions to Class A Shareholders (a):
 From net investment income..............................       (44)      (88)
 From net realized gains on investment transactions......      (287)     (614)

Distributions to Class B Shareholders:
 From net investment income..............................       (21)       (4)
 From net realized gains on investment transactions......      (260)     (326)

Distributions to Trust Shareholders (b):
 From net investment income..............................       (94)     (156)
 From net realized gains on investment transactions......      (457)     (754)
                                                           --------   -------
Change in net assets from shareholder distributions......    (1,163)   (1,942)
                                                           --------   -------
Change in net assets from capital transactions...........    (4,594)   31,693
                                                           --------   -------
Change in net assets.....................................   (15,424)   34,502
Net Assets:
 Beginning of period.....................................    69,272    34,770
                                                           --------   -------
 End of period...........................................  $ 53,848   $69,272
                                                           ========   =======

(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Enhanced Market Fund

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                                            Year Ended  Year Ended Period Ended
                                             July 31,    July 31,    July 31,
                                              2001 +       2000      1999 (a)
                                            ----------  ---------- ------------
Net Asset Value, Beginning of Period.......  $ 14.64     $ 13.86     $ 10.00
                                             -------     -------     -------
Investment Activities
 Net investment income.....................     0.03        0.07        0.09
 Net realized and unrealized gains (losses)
  from investments and futures.............    (2.15)       1.23        3.89
                                             -------     -------     -------
 Total from Investment Activities..........    (2.12)       1.30        3.98
                                             -------     -------     -------
Distributions
 Net investment income.....................    (0.03)      (0.07)      (0.09)
 Net realized gains from investment
  transactions.............................    (0.22)      (0.45)      (0.03)
                                             -------     -------     -------
 Total Distributions.......................    (0.25)      (0.52)      (0.12)
                                             -------     -------     -------
Change in Net Asset Value..................    (2.37)       0.78        3.86
                                             -------     -------     -------
Net Asset Value, End of Period.............  $ 12.27     $ 14.64     $ 13.86
                                             =======     =======     =======
Total Return (excludes sales charge).......   (14.60)%      9.46%      39.93%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)..........  $24,666     $20,555     $14,365
Ratio of expenses to average net assets....     1.04%       1.01%       0.88%(c)
Ratio of net investment income to average
 net assets................................     0.26%       0.48%       0.79%(c)
Ratio of expenses to average net assets*...     1.14%       1.22%       1.52%(c)
Portfolio turnover**.......................       42%         30%         36%

/\  Formerly Classic Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.


                       See notes to financial statements

AMSOUTH FUNDS
Enhanced Market Fund

 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                            Year Ended  Year Ended  Period Ended
                                             July 31,    July 31,     July 31,
                                              2001 +       2000       1999 (a)
                                            ----------  ----------  ------------
Net Asset Value, Beginning of Period......   $ 14.55     $ 13.82       $10.30
                                             -------     -------       ------
Investment Activities
 Net investment income (loss).............     (0.06)      (0.04)        0.03
 Net realized and unrealized gains
  (losses) from investments and futures...     (2.14)       1.22         3.55
                                             -------     -------       ------
 Total from Investment Activities.........     (2.20)       1.18         3.58
                                             -------     -------       ------
Distributions
 Net investment income....................     (0.02)         --        (0.03)
 Net realized gains from investment
  transactions............................     (0.22)      (0.45)       (0.03)
                                             -------     -------       ------
 Total Distributions......................     (0.24)      (0.45)       (0.06)
                                             -------     -------       ------
Change in Net Asset Value.................     (2.44)       0.73         3.52
                                             -------     -------       ------
Net Asset Value, End of Period............   $ 12.11     $ 14.55       $13.82
                                             =======     =======       ======
Total Return (excludes redemption
 charge)..................................    (15.28)%      8.65%       34.85%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000).........   $13,713     $17,095       $6,132
Ratio of expenses to average net assets...      1.80%       1.77%        1.73%(c)
Ratio of net investment income to average
 net assets...............................     (0.48)%     (0.31)%      (0.12)%(c)
Ratio of expenses to average net assets*..      1.89%       1.93%        2.28%(c)
Portfolio turnover**......................        42%         30%          36%

 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Enhanced Market Fund

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                            Year Ended  Year Ended Period Ended
                                             July 31,    July 31,    July 31,
                                              2001 +       2000      1999 (a)
                                            ----------  ---------- ------------
Net Asset Value, Beginning of Period.......  $ 14.65     $ 13.86     $ 12.18
                                             -------     -------     -------
Investment Activities
 Net investment income.....................     0.06        0.10        0.07
 Net realized and unrealized gains (losses)
  from investments and futures.............    (2.17)       1.23        1.71
                                             -------     -------     -------
 Total from Investment Activities..........    (2.11)       1.33        1.78
                                             -------     -------     -------
Distributions
 Net investment income.....................    (0.04)      (0.09)      (0.07)
 Net realized gains from investment
  transactions.............................    (0.22)      (0.45)      (0.03)
                                             -------     -------     -------
 Total Distributions.......................    (0.26)      (0.54)      (0.10)
                                             -------     -------     -------
Change in Net Asset Value..................    (2.37)       0.79        1.68
                                             -------     -------     -------
Net Asset Value, End of Period.............  $ 12.28     $ 14.65     $ 13.86
                                             =======     =======     =======
Total Return...............................   (14.53)%      9.73%      14.71%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)..........  $15,469     $31,622     $14,273
Ratio of expenses to average net assets....     0.90%       0.81%       0.74%(c)
Ratio of net investment income to average
 net assets................................     0.43%       0.65%       0.90%(c)
Ratio of expenses to average net assets*...     1.04%       0.98%       1.29%(c)
Portfolio turnover**.......................       42%         30%         36%

/\  Formerly Premier Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
International Equity Fund                                          July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks (98.5%)

                                                              Shares    Value
                                                             --------- --------

Brazil (1.5%)
Banking (0.6%)
Banco Bradesco S.A. -- ADR (b)..............................   192,700 $    926
                                                                       --------
Beverages (0.5%)
Companhia de Bebidas das Americas --ADR.....................    36,000      733
                                                                       --------
Telecommunications (0.4%)
Tele Norte Leste Participacoes S.A. --ADR...................    46,109      579
                                                                       --------
                                                                          2,238
                                                                       --------
China (0.7%)
Telecommunications (0.7%)
China Mobile, Ltd. -- ADR (b)...............................    48,300    1,070
                                                                       --------
Finland (1.0%)
Forest Products & Paper (1.0%)
UPM-Kymmene OYJ.............................................    49,100    1,461
                                                                       --------
France (14.7%)
Banking (1.5%)
BNP Paribas.................................................    25,420    2,209
                                                                       --------
Chemicals (1.3%)
Aventis S.A.................................................    24,551    1,887
                                                                       --------
Diversified (1.6%)
Lagardere S.C.A.............................................    46,200    2,435
                                                                       --------
Electrical & Electronics (0.5%)
Alcatel Alsthom.............................................    40,700      725
                                                                       --------
Insurance (1.8%)
AXA.........................................................    91,160    2,668
                                                                       --------
Materials & Commodities (0.7%)
Compagnie de St. Gobain.....................................     6,940    1,023
                                                                       --------
Multi-Industry (4.9%)
Alstom......................................................    71,890    2,003
Suez SA.....................................................    87,800    2,963
Vivendi Universal SA........................................    40,838    2,394
                                                                       --------
                                                                          7,360
                                                                       --------
Oil & Gas Production & Services (2.4%)
TotalFinaElf S.A............................................    25,541    3,634
                                                                       --------
                                                                         21,941
                                                                       --------
Germany (6.3%)
Banking (1.9%)
Bayerische Hypo-und Vereinsbank.............................    65,160    2,896
                                                                       --------
Insurance (2.5%)
Allianz AG..................................................    13,422    3,764
                                                                       --------
Multi-Industry (1.9%)
E.On AG.....................................................    33,000    1,799
Thyssen Krupp AG............................................    71,200      979
                                                                       --------
                                                                          2,778
                                                                       --------
                                                                          9,438
                                                                       --------
Hong Kong (0.9%)
Diversified (0.9%)
Hutchison Whampoa, Ltd......................................   143,000    1,380
                                                                       --------

 Common Stocks, continued

                                                              Shares    Value
                                                             --------- --------

Ireland (1.2%)
Pharmaceutical (1.2%)
Elan Corp., PLC -- ADR (b)..................................    30,700 $  1,773
                                                                       --------
Italy (4.0%)
Banking (1.1%)
San Paolo -- IMI SpA........................................   134,300    1,664
                                                                       --------
Insurance (0.8%)
Alleanza Assicurazioni SpA..................................   102,430    1,139
                                                                       --------
Oil & Gas Production & Services (2.1%)
ENI S.p.A...................................................   260,400    3,165
                                                                       --------
                                                                          5,968
                                                                       --------
Japan (22.0%)
Automobile (3.8%)
Nissan Motor Co., Ltd. .....................................   470,000    3,229
Toyota Motor Corp. .........................................    72,200    2,382
                                                                       --------
                                                                          5,611
                                                                       --------
Banking (3.6%)
Mizuho Holdings, Inc. ......................................       388    1,491
Sumitomo Mitsui Banking Corp. ..............................   336,600    2,410
Sumitomo Trust & Banking, Ltd. .............................   258,000    1,496
                                                                       --------
                                                                          5,397
                                                                       --------
Computer Systems (1.6%)
Fujitsu Ltd. ...............................................   260,000    2,426
                                                                       --------
Electrical & Electronics (3.7%)
Hitachi Ltd. ...............................................   301,000    2,533
Kyocera Corp. ..............................................     7,500      562
Sony Corp. .................................................    47,700    2,349
                                                                       --------
                                                                          5,444
                                                                       --------
Financial Services (3.1%)
Acom Co., Ltd. .............................................    11,600      946
Nikko Securities Co. (The), Ltd. ...........................   367,000    2,304
Orix Corp. .................................................    15,400    1,301
                                                                       --------
                                                                          4,551
                                                                       --------
Food & Household Products (1.4%)
Kao Corp. ..................................................    89,000    2,081
                                                                       --------
Office Equipment (1.2%)
Canon, Inc. ................................................    51,000    1,723
                                                                       --------
Pharmaceutical (1.7%)
Yamanouchi Pharmaceutical Co., Ltd. ........................    92,000    2,549
                                                                       --------
Railroads (0.8%)
East Japan Railway Co. .....................................       219    1,173
                                                                       --------
Telecommunications (1.1%)
NTT DoCoMo..................................................       123    1,704
                                                                       --------
Tobacco (0.0%)
Japan Tobacco, Inc. ........................................         7       51
                                                                       --------
                                                                         32,710
                                                                       --------
Mexico (0.6%)
Telecommunications (0.6%)
Telefonos de Mexico SA de CV -- Class L, ADR................    23,900      829
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
International Equity Fund                                          July 31, 2001
                                           (Amounts in thousands, except shares)

 Common Stocks, continued

                                                              Shares    Value
                                                             --------- --------

Netherlands (11.9%)
Banking (2.5%)
ABN-AMRO Holding NV.........................................   208,200 $  3,678
                                                                       --------
Beverages (1.5%)
Heineken NV.................................................    58,206    2,297
                                                                       --------
Chemicals (2.2%)
Akzo Nobel NV...............................................    78,550    3,281
                                                                       --------
Electrical & Electronics (2.5%)
Philips Electronics NV......................................   133,432    3,731
                                                                       --------
Financial Services (2.2%)
Fortis NV...................................................    50,800    1,325
ING Groep NV................................................    58,000    1,889
                                                                       --------
                                                                          3,214
                                                                       --------
Publishing (1.0%)
Wolters Kluwer NV -- CVA....................................    55,900    1,481
                                                                       --------
                                                                         17,682
                                                                       --------
Portugal (1.4%)
Telecommunications (1.4%)
Portugal Telecom, SGPS, S.A., Bonus Rights..................   284,948    2,042
                                                                       --------
Singapore (2.5%)
Banking (2.5%)
Oversea-Chinese Banking Corp., Ltd. ........................   226,050    1,430
United Overseas Bank, Ltd. .................................   401,632    2,341
                                                                       --------
                                                                          3,771
                                                                       --------
South Korea (1.0%)
Telecommunications (1.0%)
Korea Telecom Corp. -- ADR..................................    48,100    1,020
SK Telecom Co., Ltd. -- ADR.................................    21,600      396
                                                                       --------
                                                                          1,416
                                                                       --------
Spain (3.1%)
Energy Sources (1.9%)
Endesa S.A. ................................................   167,300    2,730
                                                                       --------
Telecommunications (1.2%)
Telefonica de Espana (b)....................................   152,243    1,854
                                                                       --------
                                                                          4,584
                                                                       --------
Sweden (3.1%)
Appliances & Household Durables (1.2%)
Electrolux AB, Class B......................................   121,200    1,819
                                                                       --------
Investment Company (1.9%)
Investor AB, B Shares.......................................   226,400    2,812
                                                                       --------
                                                                          4,631
                                                                       --------
Switzerland (2.3%)
Insurance (0.9%)
Zurich Financial Services AG................................     4,220    1,400
                                                                       --------
Machinery & Engineering (0.1%)
ABB Ltd. ...................................................     9,513      105
                                                                       --------
Pharmaceutical (1.3%)
Roche Holding AG............................................    24,900    1,896
                                                                       --------
                                                                          3,401
                                                                       --------
Taiwan (0.7%)
Semiconductors (0.7%)
Taiwan Semiconductor Manufacturing Co., Ltd. -- ADR.........    65,660    1,070
                                                                       --------

 Common Stocks, continued

                                                              Shares    Value
                                                             --------- --------

United Kingdom (19.6%)
Aerospace & Military Technology (1.3%)
British Aerospace PLC.......................................   363,000 $  1,931
                                                                       --------
Banking (2.7%)
HSBC Holdings PLC...........................................   351,300    4,068
                                                                       --------
Beverages (2.8%)
Diageo PLC..................................................   281,768    2,891
South African Breweries PLC.................................   164,000    1,227
                                                                       --------
                                                                          4,118
                                                                       --------
Electrical & Electronics (1.0%)
Invensys PLC................................................ 1,238,500    1,505
                                                                       --------
Energy Sources (2.6%)
BP Amoco PLC................................................   472,700    3,934
                                                                       --------
Food & Household Products (1.4%)
Cadbury Schweppes PLC.......................................   305,800    2,085
                                                                       --------
Food Retailer (1.4%)
Tesco PLC...................................................   572,400    2,044
                                                                       --------
Pharmaceutical (0.9%)
GlaxoSmithKline PLC.........................................    48,638    1,405
                                                                       --------
Retail (1.1%)
Great Universal Stores PLC..................................   176,620    1,571
                                                                       --------
Telecommunications (3.5%)
British Telecommunications PLC..............................   459,640    3,195
Vodafone Airtouch PLC.......................................   974,000    2,131
                                                                       --------
                                                                          5,326
                                                                       --------
Utilities -- Electrical & Gas (0.9%)
National Grid Group PLC.....................................   188,000    1,273
                                                                       --------
                                                                         29,260
                                                                       --------
TOTAL COMMON STOCKS.........................................            146,665
                                                                       --------

 Cash Equivalents (6.2%)

Bank of New York Deposit Account............................        17       --*
BT Institutional Liquid Assets Fund......................... 9,271,723    9,272
                                                                       --------
TOTAL CASH EQUIVALENTS......................................              9,272
                                                                       --------
TOTAL INVESTMENTS
 (Cost $180,968) (a) -- 104.7%..............................            155,937
Liabilities in excess of other assets -- (4.7)%.............             (6,992)
                                                                       --------
NET ASSETS -- 100.0%........................................           $148,945
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation........................................... $  3,827
   Unrealized depreciation...........................................  (28,858)
                                                                      --------
   Net unrealized depreciation....................................... $(25,031)
                                                                      ========

(b)  Represents non-income producing securities.
ADR -- American Depositary Receipt
PLC -- Public Limited Company
*  Due to rounding, figure is below thousand-dollar threshold.

                       See notes to financial statements

AMSOUTH FUNDS
International Equity Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $180,968).........................        $155,937
Foreign currency (cost $35)...................................              35
Interest and dividends receivable.............................             185
Receivable for capital shares issued..........................               2
Receivable for investments sold...............................           2,296
Receivable for reclaims.......................................             194
Prepaid expenses and other assets.............................              15
                                                                      --------
 Total Assets.................................................         158,664
Liabilities:
Payable for investments purchased............................. $8,349
Payable for capital shares redeemed...........................  1,257
Accrued expenses and other payables:
 Investment advisory fees.....................................     54
 Administration fees..........................................      4
 Shareholder servicing and distribution fees..................     13
 Other........................................................     42
                                                               ------
 Total Liabilities............................................           9,719
                                                                      --------
Net Assets:
Capital.......................................................         177,817
Accumulated net investment income.............................             144
Accumulated net realized losses from investments and foreign
 currency transactions........................................          (3,987)
Unrealized depreciation from investments and translation of
 assets and liabilities denominated in foreign currencies.....         (25,029)
                                                                      --------
Net Assets....................................................        $148,945
                                                                      ========
Class A Shares
 Net Assets...................................................        $  2,685
 Shares outstanding...........................................             283
 Redemption price per share...................................        $   9.49
                                                                      ========
Class A Shares -- Maximum Sales Charge........................            5.50%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net assets value adjusted to the nearest cent)...        $  10.04
                                                                      ========
Class B Shares
 Net Assets...................................................        $    516
 Shares outstanding...........................................              55
 Offering price per share*....................................        $   9.35
                                                                      ========
Trust Shares (b)
 Net Assets...................................................        $145,744
 Shares outstanding...........................................          15,346
 Offering and redemption price per share......................        $   9.50
                                                                      ========

*  Redemption price per share varies by length of time shares are held.
(a)  Formerly ISG International Equity Fund.
(b)  Formerly Institutional Shares.
 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Dividend income................................................         $  2,665
Interest income................................................              348
Foreign withholding tax expense................................             (297)
                                                                        --------
 Total Investment Income.......................................            2,716
Expenses:
Investment advisory fees.......................................  $1,649
Administration fees............................................     264
Distribution fees -- Class B Shares............................       4
Shareholder servicing fees -- Class A Shares...................       6
Shareholder servicing fees -- Class B Shares...................       1
Shareholder servicing fees -- Trust Shares (b).................     194
Custodian fees.................................................      86
Accounting fees................................................      29
Transfer agent fees............................................      63
Other fees.....................................................      76
                                                                 ------
 Total expenses before fee reductions..........................            2,372
 Expenses reduced by Investment Advisor........................             (264)
 Expenses reduced by Administrator.............................              (66)
 Expenses reduced by Transfer Agent............................              (10)
 Expenses reduced by Distributor...............................              (65)
 Expenses reduced by Fund Accountant...........................              (16)
                                                                        --------
 Net expenses..................................................            1,951
                                                                        --------
Net Investment Income..........................................              765
                                                                        --------
Realized/Unrealized Losses from Investments:
Net realized losses from investments and foreign currency
 transactions..................................................           (4,238)
Change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in
 foreign currencies............................................          (26,049)
                                                                        --------
Net realized/unrealized losses from investments................          (30,287)
                                                                        --------
Change in net assets resulting from operations.................         $(29,522)
                                                                        ========

                       See notes to financial statements

AMSOUTH FUNDS
International Equity Fund (a)


 Statements of Changes in Net Assets

                                          Year Ended Period Ended  Year Ended
                                           July 31,    July 31,   December 31,
                                             2001      2000 (b)       1999
                                          ---------- ------------ ------------
                                                 (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income...................  $    765    $    378     $   258
 Net realized gains (losses) from
  investment and foreign currency
  transactions...........................    (4,238)      4,009       1,721
 Change in unrealized
  appreciation/depreciation from
  investments and translation of assets
  and liabilities in foreign currencies..   (26,049)     (8,547)      6,624
                                           --------    --------     -------
Change in net assets resulting from
 operations..............................   (29,522)     (4,160)      8,603
                                           --------    --------     -------
Distributions to Class A Shareholders:
 From net investment income..............        (4)         --         (11)
 From net realized gains on investment
  transactions...........................       (58)         --          --
Distributions to Class B Shareholders:
 From net investment income..............        --          --          (2)(c)
 From net realized losses on investment
  transactions...........................       (18)         --          --
Distributions to Trust Shareholders (d):
 From net investment income..............      (448)         --        (475)
 From net realized gains on investment
  transactions...........................    (3,891)         --          --
                                           --------    --------     -------
Change in net assets from shareholder
 distributions...........................    (4,419)         --        (488)
                                           --------    --------     -------
Change in net assets from capital
 transactions............................    75,458      64,224      11,123
                                           --------    --------     -------
Change in net assets.....................    41,517      60,064      19,238
Net Assets:
 Beginning of period.....................   107,428      47,364      28,126
                                           --------    --------     -------
 End of period...........................  $148,945    $107,428     $47,364
                                           ========    ========     =======

(a) Formerly ISG International Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.
(d) Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
International Equity Fund (a)


 Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                         Year Ended  Period Ended    Year Ended  Period Ended  Period Ended
                          July 31,     July 31,     December 31, December 31,  February 28,
                           2001 +     2000 (b)+         1999       1998 (c)      1998 (d)
                         ----------  ------------   ------------ ------------  ------------
Net Asset Value,
 Beginning of Period....  $ 12.36       $13.27         $10.58       $10.46       $ 10.00
                          -------       ------         ------       ------       -------
Investment Activities
 Net investment income
  (loss)................     0.06         0.05           0.02         0.03         (0.02)
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies....    (2.54)       (0.96)          2.81         0.12          0.49
                          -------       ------         ------       ------       -------
 Total from Investment
  Activities............    (2.48)        0.91           2.83         0.15          0.47
                          -------       ------         ------       ------       -------
Distributions
 Net investment income..    (0.03)          --          (0.14)       (0.03)        (0.01)
 Net realized gains from
  investment
  transactions..........    (0.36)          --             --           --            --
                          -------       ------         ------       ------       -------
 Total Distributions....    (0.39)          --          (0.14)       (0.03)        (0.01)
                          -------       ------         ------       ------       -------
Change in Net Asset
 Value..................    (2.87)        0.91           2.69         0.12          0.46
                          -------       ------         ------       ------       -------
Net Asset Value, End of
 Period.................  $  9.49       $12.36         $13.27       $10.58       $ 10.46
                          =======       ======         ======       ======       =======
Total Return (excludes
 sales charge)..........   (20.62)%      (6.78)%(e)     26.77%        1.42%(e)      4.71%(e)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $ 2,685       $1,799         $1,033       $  149       $26,533
Ratio of expenses to
 average net assets.....     1.62%        1.69%(f)       1.59%        1.81%(f)      1.77%(f)
Ratio of net investment
 income to average net
 assets.................     0.52%        0.69%(f)       0.26%        0.71%(f)     (0.48)%(f)
Ratio of expenses to
 average net assets*....     1.89%        2.01%(f)       2.12%        2.16%(f)      2.27%(f)
Portfolio turnover**....       45%          32%            40%          62%           21%

+ Net investment income is based on average shares outstanding during the period.
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG International Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(d) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.
(e)  Not annualized.
(f)  Annualized.


                       See notes to financial statements

AMSOUTH FUNDS
International Equity Fund (a)

 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                        Year Ended  Period Ended   Period Ended
                                         July 31,     July 31,     December 31,
                                          2001 +     2000 (b)+       1999 (c)
                                        ----------  ------------   ------------
Net Asset Value, Beginning of Period..   $ 12.25       $13.21         $10.66
                                         -------       ------         ------
Investment Activities
 Net investment loss..................     (0.05)          --          (0.02)
 Net realized and unrealized gains
  (losses) from investments and
  foreign currencies..................     (2.49)       (0.96)          2.69
                                         -------       ------         ------
 Total from Investment Activities.....     (2.54)       (0.96)          2.67
                                         -------       ------         ------
Distributions
 Net investment income................        --           --          (0.12)
 Net realized gains from investment
  transactions........................     (0.36)          --             --
                                         -------       ------         ------
 Total Distributions..................     (0.36)          --          (0.12)
                                         -------       ------         ------
Change in Net Asset Value.............     (2.90)       (0.96)          2.55
                                         -------       ------         ------
Net Asset Value, End of Period........   $  9.35       $12.25         $13.21
                                         =======       ======         ======
Total Return (excludes redemption
 charge)..............................    (21.25)%      (7.19)%(d)     25.98%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).....   $   516       $  595         $  228
Ratio of expenses to average net
 assets...............................      2.38%        2.47%(e)       2.45%(e)
Ratio of net investment income to
 average net assets...................     (0.44)%      (0.04)%(e)     (0.54)%(e)
Ratio of expenses to average net
 assets*..............................      2.65%        2.72%(e)       2.73%(e)
Portfolio turnover**..................        45%          32%            40%

 + Net investment loss is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG International Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
International Equity Fund (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended  Period Ended     Year Ended  Period Ended
                          July 31,     July, 31      December 31, December 31,
                           2001 +     2000 (b)+          1999       1998 (c)
                         ----------  ------------    ------------ ------------
Net Asset Value,
 Beginning of Period....  $  12.37     $  13.27        $ 10.58      $ 10.05
                          --------     --------        -------      -------
Investment Activities
 Net investment income
  (loss)................      0.06         0.06           0.08        (0.01)
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies....     (2.53)       (0.96)          2.75         0.54
                          --------     --------        -------      -------
 Total from Investment
  Activities............     (2.47)       (0.90)          2.83         0.53
                          --------     --------        -------      -------
Distributions
 Net investment income..     (0.04)          --          (0.14)          --
 Net realized gains from
  investment
  transactions..........     (0.36)          --             --           --
                          --------     --------        -------      -------
 Total Distributions....     (0.40)          --          (0.14)          --
                          --------     --------        -------      -------
Change in Net Asset
 Value..................     (2.87)       (0.90)          2.69         0.53
                          --------     --------        -------      -------
Net Asset Value, End of
 Period.................  $   9.50     $  12.37        $ 13.27      $ 10.58
                          ========     ========        =======      =======
Total Return............    (20.50)%      (6.71)%(d)     26.72%        5.27%(d)
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $145,744     $105,034        $46,104      $27,977
Ratio of expenses to
 average net assets.....      1.47%        1.59%(e)       1.56%        1.61%(e)
Ratio of net investment
 income to average net
 assets.................      0.59%        0.83%(e)       0.80%       (1.47)%(e)
Ratio of expenses to
 average net assets*....      1.79%        1.88%(e)       1.84%        1.89%(e)
Portfolio turnover**....        45%          32%            40%          62%

/\  Formerly Institutional Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG International Equity Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(d)  Not annualized.
(e)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Strategic Portfolios: Aggressive Growth Portfolio                  July 31, 2001
                                           (Amounts in thousands, except shares)

 Investments in Affiliates (100.1%)

                                                               Shares    Value
                                                              --------- -------
Investment Companies (100.1%)
AmSouth Capital Growth Fund, Trust Shares (b)................   417,465 $ 4,517
AmSouth International Equity Fund, Trust Shares..............   233,770   2,221
AmSouth Large Cap Fund, Trust Shares.........................   211,715   4,499
AmSouth Mid Cap Fund, Trust Shares (b).......................    94,847   1,144
AmSouth Prime Money Market Fund, Trust Shares................ 2,481,410   2,481
AmSouth Small Cap Fund, Trust Shares (b).....................   110,495   1,129
AmSouth Value Fund, Trust Shares.............................   448,138   9,115
                                                                        -------
                                                                         25,106
                                                                        -------
TOTAL INVESTMENTS IN AFFILIATES..............................            25,106
                                                                        -------
TOTAL INVESTMENTS
 (Cost $27,730) (a) -- 100.1%................................            25,106
Liabilities in excess of other assets --(0.1%)...............               (14)
                                                                        -------
NET ASSETS -- 100.0%.........................................           $25,092
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation............................................. $   280
  Unrealized depreciation.............................................  (2,904)
                                                                       -------
  Net unrealized depreciation......................................... $(2,624)
                                                                       =======

(b)  Represents non-income producing security.


                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Aggressive Growth Portfolio (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments in affiliates, at value (cost $27,730)................     $25,106
Dividends receivable..............................................           7
Prepaid expenses and other assets.................................           1
                                                                       -------
 Total Assets.....................................................      25,114

Liabilities:
Payable for capital shares redeemed............................... $ 1
Accrued expenses and other payables:
 Investment advisory fees.........................................   1
 Shareholder servicing and distribution fees......................   2
 Custodian fees...................................................   1
 Other............................................................  17
                                                                   ---
 Total Liabilities................................................          22
                                                                       -------
Net Assets:
Capital...........................................................      26,576
Accumulated net realized gains from investment transactions.......       1,140
Unrealized depreciation from investments..........................      (2,624)
                                                                       -------
Net Assets........................................................     $25,092
                                                                       =======
Class A Shares
 Net Assets.......................................................     $ 1,393
 Shares outstanding...............................................         140
 Redemption price per share.......................................     $  9.91
                                                                       =======
Class A Shares -- Maximum Sales Charge............................        5.50%
                                                                       -------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent)........     $ 10.49
                                                                       =======
Class B Shares
 Net Assets.......................................................     $   386
 Shares outstanding...............................................          40
 Offering price per share*........................................     $  9.77
                                                                       =======
Trust Shares (b)
 Net Assets.......................................................     $23,313
 Shares outstanding...............................................       2,355
 Offering and redemption price per share..........................     $  9.90
                                                                       =======

*  Redemption price per share varies by length of time shares are held.
(a)  Formerly ISG Aggressive Growth Portfolio.
(b)  Formerly Institutional Shares.
 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Dividend income from affiliates...................................     $   520
                                                                       -------
Expenses:
Investment advisory fees.......................................... $51
Administration fees...............................................  51
Distribution fees -- Class B Shares...............................   3
Shareholder servicing fees -- Class A Shares......................   2
Shareholder servicing fees -- Class B Shares......................   1
Shareholder servicing fees -- Trust Shares (b)....................  36
Custodian fees....................................................   7
Accounting fees...................................................   4
Transfer agent fees...............................................  70
Registration and filing fees......................................  40
Other fees........................................................  13
                                                                   ---
 Total expenses before fee reductions.............................         278
 Expenses reduced by Investment Advisor...........................         (25)
 Expenses reduced by Administrator................................         (25)
 Expenses reduced by Transfer Agent...............................         (26)
 Expenses reduced by Distributor..................................         (13)
 Expenses reduced by Fund Accountant..............................          (3)
                                                                       -------
 Net expenses.....................................................         186
                                                                       -------
Net Investment Income.............................................         334
                                                                       -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions with affiliates...       1,011
Realized gain distributions from underlying funds.................         798
Change in unrealized appreciation/depreciation from investments...      (3,202)
                                                                       -------
Net realized/unrealized losses from investments...................      (1,393)
                                                                       -------
Change in net assets resulting from operations....................     $(1,059)
                                                                       =======

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Aggressive Growth Portfolio (a)

 Statements of Changes in Net Assets

                                          Year Ended Period Ended Period Ended
                                           July 31,    July 31,   December 31,
                                             2001      2000 (b)     1999 (c)
                                          ---------- ------------ ------------
                                                 (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income...................  $   334     $    43      $   200
 Net realized gains (losses) from
  investment transactions with
  affiliates.............................    1,011         (96)         190
 Realized gain distributions from
  underlying funds.......................      798          --        1,545
 Change in unrealized
  appreciation/depreciation from
  investments............................   (3,202)         55          523
                                           -------     -------      -------
Change in net assets resulting from
 operations..............................   (1,059)          2        2,458
                                           -------     -------      -------

Distributions to Class A Shareholders:
 From net investment income..............       (8)         (1)          (4)
 From net realized gains on investment
  transactions...........................      (54)         --           (1)

Distributions to Class B Shareholders:
 From net investment income..............       (4)         --           (4)(d)
 From net realized gains on investment
  transactions...........................      (39)         --           (1)(d)
Distributions to Trust Shareholders (f):
 From net investment income..............     (345)        (38)        (192)(e)
 From net realized gains on investment
  transactions...........................   (2,158)         --          (36)(e)
                                           -------     -------      -------
Change in net assets from shareholder
 distributions...........................   (2,608)        (39)        (238)
                                           -------     -------      -------
Change in net assets from capital
 transactions............................    7,408       1,635       17,533
                                           -------     -------      -------
Change in net assets.....................    3,741       1,598       19,753

Net Assets:
 Beginning of period.....................   21,351      19,753           --
                                           -------     -------      -------
 End of period...........................  $25,092     $21,351      $19,753
                                           =======     =======      =======


(a) Formerly ISG Aggressive Growth Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from January 13, 1999 (commencement of operations) December 31, 1999.
(d) For the period from January 27, 1999 (commencement of operations) December 31, 1999.
(e) For the period from January 28, 1999 (commencement of operations) December 31, 1999.
(f) Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Aggressive Growth Portfolio (a)

 Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                                         Year Ended Period Ended  Period Ended
                                          July 31,    July 31,    December 31,
                                           2001 +     2000 (b)      1999 (c)
                                         ---------- ------------  ------------
Net Asset Value, Beginning of Period....  $ 11.53      $11.54        $10.00
                                          -------      ------        ------
Investment Activities
 Net investment income..................     0.08        0.02          0.09
 Net realized and unrealized gains
  (losses) from investments with
  affiliates............................    (0.39)      (0.01)         1.60
                                          -------      ------        ------
 Total from Investment Activities.......    (0.31)       0.01          1.69
                                          -------      ------        ------
Distributions
 Net investment income..................    (0.15)      (0.02)        (0.11)
 Net realized gains from investment
  transactions..........................    (1.16)         --         (0.04)
                                          -------      ------        ------
 Total Distributions....................    (1.31)      (0.02)        (0.15)
                                          -------      ------        ------
Change in Net Asset Value...............    (1.62)      (0.01)         1.54
                                          -------      ------        ------
Net Asset Value, End of Period..........  $  9.91      $11.53        $11.54
                                          =======      ======        ======
Total Return (excludes sales charge)....   (3.42%)       0.06%(d)     16.92%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).......  $ 1,393      $  476        $  450
Ratio of expenses to average net
 assets.................................     0.79%       0.86%(e)      0.96%(e)
Ratio of net investment income to
 average net assets.....................     0.78%       0.26%(e)      1.65%(e)
Ratio of expenses to average net
 assets*................................     1.20%       1.24%(e)      6.10%(e)
Portfolio turnover**....................       36%         22%           95%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole with out distinguishing between the classes of shares issued.
(a) Formerly ISG Aggressive Growth Portfolio.
(b) For the period January 1, 2000 through July 31, 2000. In conjuction with the reorganization of the AmSouth Funds, the fund changed its fiscal year end to July 31.
(c) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Aggressive Growth Portfolio (a)

 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                        Year Ended Period Ended   Period Ended
                                         July 31,    July 31,     December 31,
                                          2001 +     2000 (b)       1999 (c)
                                        ---------- ------------   ------------
Net Asset Value, Beginning of Period...   $11.42      $11.47         $10.03
                                          ------      ------         ------
Investment Activities
 Net investment income (loss)..........     0.06       (0.03)          0.07
 Net realized and unrealized gains
  (losses) from investments with
  affiliates...........................    (0.44)      (0.02)          1.50
                                          ------      ------         ------
 Total from Investment Activities......    (0.38)      (0.05)          1.57
                                          ------      ------         ------
Distributions
 Net investment income.................    (0.11)         --          (0.09)
 Net realized gains from investment
  transactions.........................    (1.16)         --          (0.04)
                                          ------      ------         ------
 Total Distributions...................    (1.27)         --          (0.13)
                                          ------      ------         ------
Change in Net Asset Value..............    (1.65)      (0.05)          1.44
                                          ------      ------         ------
Net Asset Value, End of Period.........   $ 9.77      $11.42         $11.47
                                          ======      ======         ======
Total Return (excludes redemption
 charge)...............................    (4.06)%     (0.43)%(d)     15.70%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)......   $  386      $  390         $  456
Ratio of expenses to average net
 assets................................     1.52%       1.56%(e)       1.52%(e)
Ratio of net investment income to
 average net assets....................     0.58%      (0.44)%(e)      0.92%(e)
Ratio of expenses to average net
 assets*...............................     1.93%       1.94%(e)       7.86%(e)
Portfolio turnover**...................       36%         22%            95%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Aggressive Growth Portfolio.
(b) For the period January 1, 2000 through July 31, 2000. In conjuction with the reorganization of the AmSouth Funds, the fund changed its fiscal year end to July 31.
(c) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Aggressive Growth Portfolio (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                         Year Ended  Period Ended   Period Ended
                                          July 31,     July, 31     December 31,
                                           2001 +      2000 (b)       1999 (c)
                                         ----------  ------------   ------------
Net Asset Value, Beginning of Period....  $ 11.51      $ 11.53        $ 10.05
                                          -------      -------        -------
Investment Activities
 Net investment income..................     0.14         0.02           0.12
 Net realized and unrealized gains
  (losses) from investments with
  affiliates............................    (0.44)       (0.02)          1.52
                                          -------      -------        -------
 Total from Investment Activities.......    (0.30)          --           1.64
                                          -------      -------        -------
Distributions
 Net investment income..................    (0.15)       (0.02)         (0.12)
 Net realized gains from investment
  transactions..........................    (1.16)          --          (0.04)
                                          -------      -------        -------
 Total Distributions....................    (1.31)       (0.02)         (0.16)
                                          -------      -------        -------
Change in Net Asset Value...............    (1.61)       (0.02)          1.48
                                          -------      -------        -------
Net Asset Value, End of Period..........  $  9.90      $ 11.51        $ 11.53
                                          =======      =======        =======
Total Return............................    (3.30%)       0.01%(d)      16.31%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).......  $23,313      $20,485        $18,847
Ratio of expenses to average net
 assets.................................     0.72%        0.75%(e)       0.73%(e)
Ratio of net investment income to
 average net assets.....................     1.34%        0.38%(e)       3.23%(e)
Ratio of expenses to average net
 assets*................................     1.08%        1.09%(e)       2.10%(e)
Portfolio turnover**....................       36%          22%            95%

/\  Formerly Institutional Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Aggressive Growth Portfolio.
(b) For the period January 1, 2000 through July 31, 2000. In conjuction with the reorganization of the AmSouth Funds, the fund changed its fiscal year end to July 31.
(c) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Strategic Portfolios: Growth Portfolio                             July 31, 2001
                                           (Amounts in thousands, except shares)

 Investments in Affiliates (100.0%)

                                                               Shares    Value
                                                              --------- -------

Investment Companies (100.0%)
AmSouth Capital Growth Fund, Trust Shares (b)................   249,770 $ 2,703
AmSouth Equity Income Fund, Trust Shares.....................    78,957     988
AmSouth Government Income Fund, Trust Shares.................   471,421   4,761
AmSouth International Equity Fund, Trust Shares..............   142,874   1,357
AmSouth Large Cap Fund, Trust Shares.........................   127,477   2,709
AmSouth Mid Cap Fund, Trust Shares (b).......................    56,279     679
AmSouth Prime Money Market Fund, Trust Shares................ 2,470,465   2,470
AmSouth Small Cap Fund, Trust Shares (b).....................    65,767     672
AmSouth Value Fund, Trust Shares.............................   216,397   4,402
                                                                        -------
                                                                         20,741
                                                                        -------
TOTAL INVESTMENTS IN AFFILIATES..............................            20,741
                                                                        -------
TOTAL INVESTMENTS
 (Cost $22,431) (a) -- 100.0%................................            20,741
Liabilities in excess of other assets -- (0.0%)..............                (2)
                                                                        -------
NET ASSETS -- 100.0%.........................................           $20,739
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation............................................. $   432
  Unrealized depreciation.............................................  (2,122)
                                                                       -------
  Net unrealized depreciation......................................... $(1,690)
                                                                       =======

(b) Represents non-income producing security.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth Portfolio (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments in affiliates, at value (cost $22,431)................     $20,741
Dividends receivable..............................................           8
Receivable for capital shares issued..............................           6
                                                                       -------
 Total Assets.....................................................      20,755

Liabilities:
Accrued expenses and other payables:
 Investment advisory fees......................................... $ 1
 Shareholder servicing and distribution fees......................   3
 Other............................................................  12
                                                                   ---
 Total Liabilities................................................          16
                                                                       -------
Net Assets:
Capital...........................................................      22,117
Accumulated net investment income.................................          19
Accumulated net realized gains from investment transactions.......         293
Unrealized depreciation from investments..........................      (1,690)
                                                                       -------
Net Assets........................................................     $20,739
                                                                       =======
Class A Shares
 Net Assets.......................................................     $   981
 Shares outstanding...............................................         105
 Redemption price per share.......................................     $  9.38
                                                                       =======
Class A Shares -- Maximum Sales Charge............................        5.50%
                                                                       -------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent)........     $  9.93
                                                                       =======
Class B Shares
 Net Assets.......................................................     $ 1,710
 Shares outstanding...............................................         183
 Offering price per share*........................................     $  9.34
                                                                       =======
Trust Shares (b)
 Net Assets.......................................................     $18,048
 Shares outstanding...............................................       1,916
 Offering and redemption price per share..........................     $  9.42
                                                                       =======

* Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Growth Portfolio.
(b) Formerly Institutional Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Dividend income from affiliates...................................     $   661
                                                                       -------
Expenses:
Investment advisory fees.......................................... $42
Administration fees...............................................  42
Distribution fees -- Class B Shares...............................  10
Shareholder servicing fees -- Class A Shares......................   2
Shareholder servicing fees -- Class B Shares......................   3
Shareholder servicing fees -- Trust Shares (b)....................  29
Custodian fees....................................................   6
Accounting fees...................................................   3
Transfer agent fees...............................................  59
Registration and filing fees......................................  40
Other fees........................................................  13
                                                                   ---
 Total expenses before fee reductions.............................         249
 Expenses reduced by Investment Advisor...........................         (21)
 Expenses reduced by Administrator................................         (21)
 Expenses reduced by Transfer Agent...............................         (27)
 Expenses reduced by Distributor..................................         (12)
 Expenses reduced by Fund Accountant..............................          (2)
                                                                       -------
 Net expenses.....................................................         166
                                                                       -------
Net Investment Income.............................................         495
                                                                       -------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions with affiliates...         169
Realized gain distributions from underlying funds.................         543
Change in unrealized appreciation/depreciation from investments...      (1,603)
                                                                       -------
Net realized/unrealized losses from investments...................        (891)
                                                                       -------
Change in net assets resulting from operations....................     $  (396)
                                                                       =======

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth Portfolio (a)


 Statements of Changes in Net Assets

                                          Year Ended Period Ended Period Ended
                                           July 31,    July 31,   December 31,
                                             2001      2000 (b)     1999 (c)
                                          ---------- ------------ ------------
                                                 (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income...................  $   495     $   142      $   163
 Net realized gains from investment
  transactions with affiliates...........      169         377            6
 Realized gain distributions from
  underlying funds.......................      543           6          624
 Change in unrealized
  appreciation/depreciation from
  investments............................   (1,603)       (250)         163
                                           -------     -------      -------
Change in net assets resulting from
 operations..............................     (396)        275          956
                                           -------     -------      -------

Distributions to Class A Shareholders:
 From net investment income..............      (18)         (2)          (2)(d)
 From net realized gains on investment
  transactions...........................      (49)         --           (1)(d)

Distributions to Class B Shareholders:
 From net investment income..............      (21)         (5)         (11)(e)
 From net realized gains on investment
  transactions...........................      (80)         --           (6)(e)
Distributions to Trust Shareholders (f):
 From net investment income..............     (456)       (116)        (149)
 From net realized gains on investment
  transactions...........................   (1,262)         --          (35)
                                           -------     -------      -------
Change in net assets from shareholder
 distributions...........................   (1,886)       (123)        (204)
                                           -------     -------      -------
Change in net assets from capital
 transactions............................    1,522       8,813       11,782
                                           -------     -------      -------
Change in net assets.....................     (760)      8,965       12,534

Net Assets:
 Beginning of period.....................   21,499      12,534           --
                                           -------     -------      -------
 End of period...........................  $20,739     $21,499      $12,534
                                           =======     =======      =======


(a) Formerly ISG Growth Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.
(f) Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth Portfolio (a)

 Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                                        Year Ended Period Ended   Period Ended
                                         July 31,    July 31,     December 31,
                                          2001 +     2000 (b)       1999 (c)
                                        ---------- ------------   ------------
Net Asset Value, Beginning of Period...   $10.47      $10.58         $ 9.93
                                          ------      ------         ------
Investment Activities
 Net investment income.................     0.23        0.07           0.14
 Net realized and unrealized gains
  (losses) from investments with
  affiliates...........................    (0.42)      (0.11)          0.73
                                          ------      ------         ------
 Total from Investment Activities......    (0.19)      (0.04)          0.87
                                          ------      ------         ------
Distributions
 Net investment income.................    (0.23)      (0.07)         (0.14)
 Net realized gains from investment
  transactions.........................    (0.67)         --          (0.08)
                                          ------      ------         ------
 Total Distributions...................    (0.90)      (0.07)         (0.22)
                                          ------      ------         ------
Change in Net Asset Value..............    (1.09)      (0.11)          0.65
                                          ------      ------         ------
Net Asset Value, End of Period.........   $ 9.38      $10.47         $10.58
                                          ======      ======         ======
Total Return (excludes sales charge)...    (2.04%)     (0.43%)(d)      8.85%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)......   $  981      $  763         $  164
Ratio of expenses to average net
 assets................................     0.78%       0.86%(e)       0.94%(e)
Ratio of net investment income to
 average net assets....................     2.31%       1.27%(e)       2.44%(e)
Ratio of expenses to average net
 assets*...............................     1.22%       1.25%(e)       9.41%(e)
Portfolio turnover**...................       38%         97%            76%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Growth Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth Portfolio (a)

 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                        Year Ended Period Ended   Period Ended
                                         July 31,    July 31,     December 31,
                                          2001 +     2000 (b)       1999 (c)
                                        ---------- ------------   ------------
Net Asset Value, Beginning of Period...   $10.44      $10.57         $ 9.84
                                          ------      ------         ------
Investment Activities
 Net investment income.................     0.15        0.03           0.12
 Net realized and unrealized gains
  (losses) from investments with
  affiliates...........................    (0.41)      (0.12)          0.81
                                          ------      ------         ------
 Total from Investment Activities......    (0.26)      (0.09)          0.93
                                          ------      ------         ------
Distributions
 Net investment income.................    (0.17)      (0.04)         (0.12)
 Net realized gains from investment
  transactions.........................    (0.67)         --          (0.08)
                                          ------      ------         ------
 Total Distributions...................    (0.84)      (0.04)         (0.20)
                                          ------      ------         ------
Change in Net Asset Value..............    (1.10)      (0.13)          0.73
                                          ------      ------         ------
Net Asset Value, End of Period.........   $ 9.34      $10.44         $10.57
                                          ======      ======         ======
Total Return (excludes redemption
 charge)...............................    (2.82%)     (0.84%)(d)      9.48%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)......   $1,710      $1,241         $  998
Ratio of expenses to average net
 assets................................     1.53%       1.56%(e)       1.55%(e)
Ratio of net investment income to
 average net assets....................     1.53%       0.46%(e)       2.14%(e)
Ratio of expenses to average net
 assets*...............................     1.97%       1.97%(e)       6.75%(e)
Portfolio turnover**...................       38%         97%            76%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Growth Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth Portfolio (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                        Year Ended  Period Ended    Period Ended
                                         July 31,     July, 31      December 31,
                                          2001 +      2000 (b)        1999 (c)
                                        ----------  ------------    ------------
Net Asset Value, Beginning of Period...  $ 10.51      $ 10.61         $ 10.00
                                         -------      -------         -------
Investment Activities
 Net investment income.................     0.24         0.08            0.16
 Net realized and unrealized gains
  (losses) from investments with
  affiliates...........................    (0.42)       (0.11)           0.69
                                         -------      -------         -------
 Total from Investment Activities......    (0.18)       (0.03)           0.85
                                         -------      -------         -------
Distributions
 Net investment income.................    (0.24)       (0.07)          (0.16)
 Net realized gains from investment
  transactions.........................    (0.67)          --           (0.08)
                                         -------      -------         -------
 Total Distributions...................    (0.91)       (0.07)          (0.24)
                                         -------      -------         -------
Change in Net Asset Value..............    (1.09)       (0.10)           0.61
                                         -------      -------         -------
Net Asset Value, End of Period.........  $  9.42      $ 10.51         $ 10.61
                                         =======      =======         =======
Total Return...........................    (1.98%)      (0.29%)(d)       8.59%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)......  $18,048      $19,495         $11,372
Ratio of expenses to average net
 assets................................     0.73%        0.76%(e)        0.73%(e)
Ratio of net investment income to
 average net assets....................     2.40%        1.28%(e)        4.82%(e)
Ratio of expenses to average net
 assets*...............................     1.12%        1.10%(e)        3.14%(e)
Portfolio turnover**...................       38%          97%             76%

/\  Formerly Institutional Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Growth Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Strategic Portfolios: Growth and Income Portfolio                  July 31, 2001
                                           (Amounts in thousands, except shares)

 Investments in Affiliates (100.0%)

                                                               Shares    Value
                                                              --------- -------

Investment Companies (100.0%)
AmSouth Capital Growth Fund, Trust Shares (b)................   769,237 $ 8,323
AmSouth Equity Income Fund, Trust Shares.....................   251,897   3,151
AmSouth Government Income Fund, Trust Shares................. 2,629,963  26,563
AmSouth International Equity Fund, Trust Shares..............   434,180   4,125
AmSouth Large Cap Fund, Trust Shares.........................   395,788   8,410
AmSouth Limited Term Bond Fund, Trust Shares................. 1,021,290  10,775
AmSouth Mid Cap Fund, Trust Shares (b).......................   174,916   2,109
AmSouth Prime Money Market Fund, Trust Shares................ 4,137,608   4,138
AmSouth Small Cap Fund, Trust Shares (b).....................   202,587   2,070
AmSouth Value Fund, Trust Shares.............................   660,312  13,431
                                                                        -------
                                                                         83,095
                                                                        -------
TOTAL INVESTMENTS IN AFFILIATES..............................            83,095
                                                                        -------
TOTAL INVESTMENTS
 (Cost $86,576) (a) -- 100.0%................................            83,095
Liabilities in excess of other assets --(0.0%)...............               (26)
                                                                        -------
NET ASSETS -- 100.0%.........................................           $83,069
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation............................................. $ 2,284
  Unrealized depreciation.............................................  (5,765)
                                                                       -------
  Net unrealized depreciation......................................... $(3,481)
                                                                       =======

(b) Represents non-income producing security.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth and Income Portfolio (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments in affiliates, at value (cost $86,576)................     $83,095
Dividends receivable..............................................          12
Receivable for capital shares issued..............................           2
Prepaid expenses and other assets.................................           1
                                                                       -------
 Total Assets.....................................................      83,110
Liabilities:
Payable for capital shares redeemed............................... $ 6
Accrued expenses and other payables:
 Investment advisory fees.........................................   3
 Administration fees..............................................   3
 Shareholder servicing and distribution fees......................   8
 Other............................................................  21
                                                                   ---
 Total Liabilities................................................          41
                                                                       -------
Net Assets:
Capital...........................................................      85,390
Accumulated net investment income.................................         157
Accumulated net realized gains from investment transactions.......       1,003
Unrealized depreciation from investments..........................      (3,481)
                                                                       -------
Net Assets........................................................     $83,069
                                                                       =======
Class A Shares
 Net Assets.......................................................     $ 6,535
 Shares outstanding...............................................         669
 Redemption price per share.......................................     $  9.76
                                                                       =======
Class A Shares -- Maximum Sales Charge............................        5.50%
                                                                       -------
 Maximum Offering Price Per Share
  (100%/(100% -- Maximum Sales Charge) of net asset value adjusted
  to the nearest cent)............................................     $ 10.33
                                                                       =======
Class B Shares
 Net Assets.......................................................     $ 1,656
 Shares outstanding...............................................         170
 Offering price per share*........................................     $  9.77
                                                                       =======
Trust Shares (b)
 Net Assets.......................................................     $74,878
 Shares outstanding...............................................       7,641
 Offering and redemption price per share..........................     $  9.80
                                                                       =======

* Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Growth & Income Portfolio.
(b) Formerly Institutional Shares.
 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Dividend income from
 affiliates..............        $3,295
                                 ------
Expenses:
Investment advisory
 fees....................   $173
Administration fees......    173
Distribution fees --
  Class B Shares.........     12
Shareholder servicing
 fees -- Class A Shares..      4
Shareholder servicing
 fees -- Class B Shares..      4
Shareholder servicing
 fees -- Trust Shares
 (b).....................    125
Custodian fees...........     24
Accounting fees..........     13
Transfer agent fees......     73
Registration and filing
 fees....................     39
Other fees...............     27
                            ----
 Total expenses before
  fee reductions.........           667
 Expenses reduced by
  Investment Advisor.....           (87)
 Expenses reduced by
  Transfer Agent.........           (17)
 Expenses reduced by
  Distributor............           (45)
 Expenses reduced by Fund
  Accountant.............           (10)
                                 ------
 Net expenses............           508
                                 ------
Net Investment Income....         2,787
                                 ------
Realized/Unrealized Gains
 (Losses) from
 Investments:
Net realized losses from
 investment transactions
 with affiliates.........          (547)
Realized gain
 distributions from
 underlying funds........         2,374
Change in unrealized
 appreciation/depreciation
 from investments........        (2,996)
                                 ------
Net realized/unrealized
 losses from
 investments.............        (1,169)
                                 ------
Change in net assets
 resulting from
 operations..............        $1,618
                                 ======

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth and Income Portfolio (a)

 Statements of Changes in Net Assets

                                          Year Ended Period Ended Period Ended
                                           July 31,    July 31,   December 31,
                                             2001      2000 (b)     1999 (c)
                                          ---------- ------------ ------------
                                                 (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income...................  $ 2,787     $ 1,254      $   839
 Net realized gains (losses) from
  investment transactions with
  affiliates.............................     (547)       (486)         363
 Realized gain distributions from
  underlying funds.......................    2,374           4        4,971
 Change in unrealized
  appreciation/depreciation from
  investments............................   (2,996)        744       (1,229)
                                           -------     -------      -------
Change in net assets resulting from
 operations..............................    1,618       1,516        4,944
                                           -------     -------      -------

Distributions to Class A Shareholders:
 From net investment income..............      (42)         (4)          (5)(d)
 From net realized gains on investment
  transactions...........................      (16)         --           (2)(d)

Distributions to Class B Shareholders:
 From net investment income..............      (40)        (15)         (12)
 From net realized gains on investment
  transactions...........................      (94)         --           (5)
Distributions to Trust Shareholders (f):
 From net investment income..............   (2,740)     (1,043)        (822)(e)
 From net realized gains on investment
  transactions...........................   (5,462)         --          (97)(e)
                                           -------     -------      -------
Change in net assets from shareholder
 distributions...........................   (8,394)     (1,062)        (943)
                                           -------     -------      -------
Change in net assets from capital
 transactions............................      508         (77)      84,959
                                           -------     -------      -------
Change in net assets.....................   (6,268)        377       88,960

Net Assets:
 Beginning of period.....................   89,337      88,960           --
                                           -------     -------      -------
 End of period...........................  $83,069     $89,337      $88,960
                                           =======     =======      =======


(a) Formerly ISG Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(f) Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth and Income Portfolio (a)

 Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                                         Year Ended Period Ended  Period Ended
                                          July 31,    July 31,    December 31,
                                           2001 +     2000 (b)      1999 (c)
                                         ---------- ------------  ------------
Net Asset Value, Beginning of Period....   $10.54      $10.48        $10.10
                                           ------      ------        ------
Investment Activities
 Net investment income..................     0.24        0.14          0.11
 Net realized and unrealized gains
  (losses) from investments with
  affiliates............................    (0.07)       0.04          0.41
                                           ------      ------        ------
 Total from Investment Activities.......     0.17        0.18          0.52
                                           ------      ------        ------
Distributions
 Net investment income..................    (0.32)      (0.12)        (0.11)
 Net realized gains from investment
  transactions..........................    (0.63)         --         (0.03)
                                           ------      ------        ------
 Total Distributions....................    (0.95)      (0.12)        (0.14)
                                           ------      ------        ------
Change in Net Asset Value...............    (0.78)       0.06          0.38
                                           ------      ------        ------
Net Asset Value, End of Period..........   $ 9.76      $10.54        $10.48
                                           ======      ======        ======
Total Return (excludes sales charge)....     1.61%       1.69%(d)      5.21%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).......   $6,535      $  271        $  535
Ratio of expenses to average net
 assets.................................     0.63%       0.72%(e)      0.95%(e)
Ratio of net investment income to
 average net assets.....................     2.44%       2.15%(e)      2.44%(e)
Ratio of expenses to average net
 assets*................................     0.87%       0.88%(e)      2.27%(e)
Portfolio turnover**....................       51%         21%           57%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth and Income Portfolio (a)

 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                         Year Ended Period Ended   Year Ended
                                          July 31,    July 31,    December 31,
                                           2001 +     2000 (b)      1999 (c)
                                         ---------- ------------  ------------
Net Asset Value, Beginning of Period....   $10.53      $10.50        $10.00
                                           ------      ------        ------
Investment Activities
 Net investment income..................     0.24        0.10          0.08
 Net realized and unrealized gains
  (losses) from investments with
  affiliates............................    (0.12)       0.02          0.53
                                           ------      ------        ------
 Total from Investment Activities.......     0.12        0.12          0.61
                                           ------      ------        ------
Distributions
 Net investment income..................    (0.25)      (0.09)        (0.08)
 Net realized gains from investment
  transactions..........................    (0.63)         --         (0.03)
                                           ------      ------        ------
 Total Distributions....................    (0.88)      (0.09)        (0.11)
                                           ------      ------        ------
Change in Net Asset Value...............    (0.76)       0.03          0.50
                                           ------      ------        ------
Net Asset Value, End of Period..........   $ 9.77      $10.53        $10.50
                                           ======      ======        ======
Total Return (excludes redemption
 charge)................................     1.09%       1.13%(d)      6.10%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).......   $1,656      $1,613        $1,725
Ratio of expenses to average net
 assets.................................     1.37%       1.40%(e)      1.52%(e)
Ratio of net investment income to
 average net assets.....................     2.40%       1.58%(e)      1.74%(e)
Ratio of expenses to average net
 assets*................................     1.60%       1.57%(e)      4.26%(e)
Portfolio turnover**....................       51%         21%           57%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Growth and Income Portfolio (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                         Year Ended Period Ended   Period Ended
                                          July 31,    July, 31     December 31,
                                           2001 +     2000 (b)       1999 (c)
                                         ---------- ------------   ------------
Net Asset Value, Beginning of Period....  $ 10.56     $ 10.51        $  9.85
                                          -------     -------        -------
Investment Activities
 Net investment income..................     0.32        0.14           0.13
 Net realized and unrealized gains
  (losses) from investments with
  affiliates............................    (0.12)       0.03           0.69
                                          -------     -------        -------
 Total from Investment Activities.......     0.20        0.17           0.82
                                          -------     -------        -------
Distributions
 Net investment income..................    (0.33)      (0.12)         (0.13)
 Net realized gains from investment
  transactions..........................    (0.63)         --          (0.03)
                                          -------     -------        -------
 Total Distributions....................    (0.96)      (0.12)         (0.16)
                                          -------     -------        -------
Change in Net Asset Value...............    (0.76)       0.05           0.66
                                          -------     -------        -------
Net Asset Value, End of Period..........  $  9.80     $ 10.56        $ 10.51
                                          =======     =======        =======
Total Return............................     1.84%       1.64%(d)       8.40%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).......  $74,878     $87,453        $86,700
Ratio of expenses to average net
 assets.................................     0.57%       0.58%(e)       0.70%(e)
Ratio of net investment income to
 average net assets.....................     3.25%       2.39%(e)       3.43%(e)
Ratio of expenses to average net
 assets*................................     0.75%       0.72%(e)       0.98%(e)
Portfolio turnover**....................       51%         21%            57%

/\ Formerly Institutional Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Strategic Portfolios: Moderate Growth and Income Portfolio         July 31, 2001
                                           (Amounts in thousands, except shares)

 Investments in Affiliates (100.0%)

                                                               Shares    Value
                                                              --------- -------

Investment Companies (100.0%)
AmSouth Capital Growth Fund, Trust Shares (b)................   201,645 $ 2,182
AmSouth Equity Income Fund, Trust Shares.....................    51,249     641
AmSouth Government Income Fund, Trust Shares.................   751,495   7,590
AmSouth Large Cap Fund, Trust Shares.........................   103,280   2,195
AmSouth Limited Term Bond Fund, Trust Shares.................   407,891   4,303
AmSouth Prime Money Market Fund, Trust Shares................ 1,060,185   1,060
AmSouth Value Fund, Trust Shares.............................   185,055   3,764
                                                                        -------
                                                                         21,735
                                                                        -------
TOTAL INVESTMENTS IN AFFILIATES..............................            21,735
                                                                        -------
TOTAL INVESTMENTS
 (Cost $21,925) (a) -- 100.0%................................            21,735
Liabilities in excess of other assets -- (0.0%)..............                (9)
                                                                        -------
NET ASSETS -- 100.0%.........................................           $21,726
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation............................................... $ 669
  Unrealized depreciation...............................................  (859)
                                                                         -----
  Net unrealized depreciation........................................... $(190)
                                                                         =====

(a) Represents non-income producing security.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Moderate Growth and Income Portfolio (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments in affiliates, at value (cost $21,925).................     $21,735
Dividends receivable...............................................           3
Receivable for capital shares issued...............................           1
Prepaid expenses and other assets..................................           2
                                                                        -------
 Total Assets......................................................      21,741
Liabilities:
Accrued expenses and other payables:
 Investment advisory fees.......................................... $ 1
 Shareholder sevicing and distribution fees........................   3
 Other.............................................................  11
                                                                    ---
 Total Liabilities.................................................          15
                                                                        -------
Net Assets:
Capital............................................................      21,762
Accumulated net investment income..................................          49
Accumulated net realized gains from investment transactions........         105
Unrealized depreciation from investments...........................        (190)
                                                                        -------
Net Assets.........................................................     $21,726
                                                                        =======
Class A Shares
 Net Assets........................................................     $   231
 Shares outstanding................................................          24
 Redemption price per share........................................     $  9.74
                                                                        =======
Class A Shares -- Maximum Sales Charge.............................        5.50%
                                                                        -------
 Maximum Offering Price Per Share
  (100%/(100% -- Maximum Sales Charge)
  of net asset value adjusted to the nearest cent).................     $ 10.31
                                                                        =======
Class B Shares
 Net Assets........................................................     $ 1,231
 Shares outstanding................................................         127
 Offering price per share*.........................................     $  9.71
                                                                        =======
Trust Shares (b)
 Net Assets........................................................     $20,264
 Shares outstanding................................................       2,076
 Offering and redemption price per share...........................     $  9.76
                                                                        =======

 * Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Moderate Growth & Income Portfolio.
(b) Formerly Institutional Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)


Investment Income:
Dividend income from affiliates.....................................     $  907
                                                                         ------
Expenses:
Investment advisory fees............................................ $43
Administration fees.................................................  43
Distribution fees -- Class B Shares.................................   7
Shareholder servicing fees -- Class B Shares........................   3
Shareholder servicing fees -- Trust Shares (b)......................  31
Custodian fees......................................................   6
Accounting fees.....................................................   3
Transfer agent fees.................................................  59
Registration and filing fees........................................  37
Other fees..........................................................  15
                                                                     ---
 Total expenses before fee reductions...............................        247
 Expenses reduced by Investment Advisor.............................        (22)
 Expenses reduced by Administrator..................................        (22)
 Expenses reduced by Transfer Agent.................................        (27)
 Expenses reduced by Distributor....................................        (11)
 Expenses reduced by Fund Accountant................................         (3)
                                                                         ------
 Net expenses.......................................................        162
                                                                         ------
Net Investment Income...............................................        745
                                                                         ------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions with affiliates.....         59
Realized gain distributions from underlying funds...................        316
Change in unrealized appreciation/depreciation from investments.....        (88)
                                                                         ------
Net realized/unrealized gains from investments......................        287
                                                                         ------
Change in net assets resulting from operations......................     $1,032
                                                                         ======

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Moderate Growth and Income Portfolio (a)

 Statements of Changes in Net Assets

                                          Year Ended Period Ended Period Ended
                                           July 31,    July 31,   December 31,
                                             2001      2000 (b)     1999 (c)
                                          ---------- ------------ ------------
                                                 (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income...................  $   745     $   388      $   274
 Net realized gains (losses) from
  investment transactions with
  affiliates.............................       59        (129)         (40)
 Realized gain distributions from
  underlying funds.......................      316           1          897
 Change in unrealized
  appreciation/depreciation from
  investments............................      (88)        268         (370)
                                           -------     -------      -------
Change in net assets resulting from
 operations..............................    1,032         528          761
                                           -------     -------      -------
Distributions to Class A Shareholders:
 From net investment income..............       (3)         (1)          (3)(d)
 From net realized gains on investment
  transactions...........................       (2)         --           (1)(d)
Distributions to Class B Shareholders:
 From net investment income..............      (27)        (10)         (11)
 From net realized gains on investment
  transactions...........................      (38)         --           (5)
Distributions to Trust Shareholders (f):
 From net investment income..............     (729)       (314)        (260)(e)
 From net realized gains on investment
  transactions...........................     (885)         --          (68)(e)
                                           -------     -------      -------
Change in net assets from shareholder
 distributions...........................   (1,684)       (325)        (348)
                                           -------     -------      -------
Change in net assets from capital
 transactions............................    1,417      (1,739)      22,084
                                           -------     -------      -------
Change in net assets.....................      765      (1,536)      22,497
Net Assets:
 Beginning of period.....................   20,961      22,497           --
                                           -------     -------      -------
 End of period...........................  $21,726     $20,961      $22,497
                                           =======     =======      =======

(a) Formerly ISG Moderate Growth & Income Portfolio.
(b) For the period January 1, 2000 through July 31, 2000.
(c) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.
(f) Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Moderate Growth and Income Portfolio (a)

 Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                                           Year Ended Period Ended  Period Ended
                                            July 31,    July 31,    December 31,
                                             2001 +     2000 (b)      1999 (c)
                                           ---------- ------------  ------------
Net Asset Value, Beginning of Period.....    $10.06      $ 9.96        $9.86
                                             ------      ------        -----
Investment Activities
 Net investment income...................      0.32        0.14         0.17
 Net realized and unrealized gains from
  investments with affiliates............      0.15        0.10         0.16
                                             ------      ------        -----
 Total from Investment Activities........      0.47        0.24         0.33
                                             ------      ------        -----
Distributions
 Net investment income...................     (0.34)      (0.14)       (0.17)
 Net realized gains from investment
  transactions...........................     (0.45)         --        (0.06)
                                             ------      ------        -----
 Total Distributions.....................     (0.79)      (0.14)       (0.23)
                                             ------      ------        -----
Change in Net Asset Value................     (0.32)       0.10         0.10
                                             ------      ------        -----
Net Asset Value, End of Period...........    $ 9.74      $10.06        $9.96
                                             ======      ======        =====
Total Return (excludes sales charge).....      4.91%       2.43%(d)     3.37%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000)........    $  231      $   48        $ 172
Ratio of expenses to average net assets..      0.77%       0.91%(e)     0.93%(e)
Ratio of net investment income to average
 net assets..............................      3.26%       2.85%(e)     3.32%(e)
Ratio of expenses to average net
 assets*.................................      1.20%       1.26%(e)     9.78%(e)
Portfolio turnover**.....................        62%         21%         124%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Moderate Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Moderate Growth and Income Portfolio (a)

 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                         Year Ended Period Ended  Period Ended
                                          July 31,    July 31,    December 31,
                                           2001 +     2000 (b)      1999 (c)
                                         ---------- ------------  ------------
Net Asset Value, Beginning of Period....   $10.04      $ 9.96        $10.00
                                           ------      ------        ------
Investment Activities
 Net investment income..................     0.25        0.13          0.13
 Net realized and unrealized gains from
  investments with affiliates...........     0.15        0.07          0.02
                                           ------      ------        ------
 Total from Investment Activities.......     0.40        0.20          0.15
                                           ------      ------        ------
Distributions
 Net investment income..................    (0.28)      (0.12)        (0.13)
 Net realized gains from investment
  transactions..........................    (0.45)         --         (0.06)
                                           ------      ------        ------
 Total Distributions....................    (0.73)      (0.12)        (0.19)
                                           ------      ------        ------
Change in Net Asset Value...............    (0.33)       0.08         (0.04)
                                           ------      ------        ------
Net Asset Value, End of Period..........   $ 9.71      $10.04        $ 9.96
                                           ======      ======        ======
Total Return (excludes redemption
 charge)................................     4.09%       2.00%(d)      1.50%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).......   $1,231      $  832        $  941
Ratio of expenses to average net
 assets.................................     1.51%       1.55%(e)      1.54%(e)
Ratio of net investment income to
 average net assets.....................     2.59%       2.19%(e)      2.80%(e)
Ratio of expenses to average net
 assets*................................     1.92%       1.88%(e)      6.90%(e)
Portfolio turnover**....................       62%         21%          124%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Moderate Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Strategic Portfolios: Moderate Growth and Income Portfolio (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                         Year Ended Period Ended   Period Ended
                                          July 31,    July 31,     December 31,
                                           2001 +     2000 (b)       1999 (c)
                                         ---------- ------------   ------------
Net Asset Value, Beginning of Period....  $ 10.08     $  9.98        $  9.88
                                          -------     -------        -------
Investment Activities
 Net investment income..................     0.34        0.18           0.20
 Net realized and unrealized gains from
  investments with affiliates...........     0.14        0.07           0.16
                                          -------     -------        -------
 Total from Investment Activities.......     0.48        0.25           0.36
                                          -------     -------        -------
Distributions
 Net investment income..................    (0.35)      (0.15)         (0.20)
 Net realized gains from investment
  transactions..........................    (0.45)         --          (0.06)
                                          -------     -------        -------
 Total Distributions....................    (0.80)      (0.15)         (0.26)
                                          -------     -------        -------
Change in Net Asset Value...............    (0.32)       0.10           0.10
                                          -------     -------        -------
Net Asset Value, End of Period..........  $  9.76     $ 10.08        $  9.98
                                          =======     =======        =======
Total Return............................     4.93%       2.50%(d)       3.64%(d)

Ratios/Supplemental Data:
Net Assets at end of period (000).......  $20,264     $20,081        $21,384
Ratio of expenses to average net
 assets.................................     0.71%       0.74%(e)       0.73%(e)
Ratio of net investment income to
 average net assets.....................     3.48%       3.03%(e)       4.46%(e)
Ratio of expenses to average net
 assets*................................     1.09%       1.03%(e)       1.87%(e)
Portfolio turnover**....................       62%         21%           124%

/\ Formerly Institutional Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Moderate Growth & Income Portfolio.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Bond Fund                                                          July 31, 2001
                                           (Amounts in thousands, except shares)

 Corporate Bonds (47.8%)

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Aerospace/Defense (1.6%)
Boeing Corp., 6.88%, 11/1/06............................... $    3,000 $  3,165
United Technologies Corp., 6.40%, 9/15/01..................      1,775    1,779
United Technologies Corp., 7.13%, 11/15/10.................      5,000    5,369
                                                                       --------
                                                                         10,313
                                                                       --------
Agricultural Biotech (0.4%)
Pharmacia Corp., 5.75%, 12/1/05............................      2,600    2,642
                                                                       --------
Aluminum (0.7%)
Alcoa, Inc., 7.38%, 8/1/10.................................      4,000    4,330
                                                                       --------
Automotive -- Finance (2.5%)
Ford Motor Credit Co., 6.25%, 12/8/05......................      3,485    3,546
Ford Motor Credit Co., 7.35%, 11/7/11, MTN.................      1,750    1,759
General Motors Acceptance Corp., 7.50%, 7/15/05............      3,000    3,199
General Motors Acceptance Corp., 6.15%, 4/7/07.............      2,000    2,005
Toyota Motor Credit Corp., 5.65%, 1/15/07..................      5,000    5,043
                                                                       --------
                                                                         15,552
                                                                       --------
Banking (4.4%)
ABN AMRO Bank, 6.63%, 10/31/01.............................      1,575    1,585
Bank One Corp., 7.00%, 7/15/05.............................      3,157    3,311
Bank One, Texas, 6.25%, 2/15/08............................      1,000    1,008
Fifth Third Bank, 6.75%, 7/15/05...........................      4,000    4,184
First Union Corp., 6.18%, 2/15/36..........................      1,500    1,530
J.P. Morgan & Co., 7.63%, 9/15/04..........................      3,856    4,160
NationsBank Corp., 7.75%, 8/15/15..........................      1,100    1,205
State Street Boston, 7.65%, 6/15/10........................      5,000    5,487
SunTrust Banks, Inc., 7.38%, 7/1/06........................      3,159    3,384
Wachovia Corp., 6.61%, 10/1/25.............................      1,875    1,936
                                                                       --------
                                                                         27,790
                                                                       --------
Beverages (0.6%)
Coca-Cola Co., 5.75%, 3/15/11..............................      4,000    3,940
                                                                       --------
Brokerage Services (1.3%)
Bear Stearns & Co., Inc., 6.63%, 10/1/04...................      2,910    3,015
Dean Witter Discover & Co., 6.50%, 11/1/05.................      3,500    3,606
Merrill Lynch & Co., Inc., 6.00%, 2/12/03..................      1,450    1,486
                                                                       --------
                                                                          8,107
                                                                       --------
Building Products (0.6%)
Vulcan Materials Co., 5.75%, 4/1/04........................      2,000    2,025
Vulcan Materials Co., 6.00%, 4/1/09........................      2,000    1,963
                                                                       --------
                                                                          3,988
                                                                       --------
Chemicals (0.8%)
Dow Chemical Corp., 5.25%, 5/14/04.........................      5,000    5,056
                                                                       --------
Computers & Peripherals (1.0%)
IBM Corp., 5.38%, 2/1/09...................................      5,000    4,875
IBM Corp., 6.50%, 1/15/28..................................      1,750    1,693
                                                                       --------
                                                                          6,568
                                                                       --------

 Corporate Bonds, continued

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Consumer Goods (1.7%)
Procter & Gamble Co., 6.88%, 9/15/09....................... $    5,000 $  5,313
Unilever Capital Corp., 7.13%, 11/1/10.....................      5,000    5,350
                                                                       --------
                                                                         10,663
                                                                       --------
Cosmetics/Personal Care (1.0%)
Colgate-Palmolive Co., 5.34%, 3/27/06......................      4,400    4,406
Kimberly-Clark Corp., 7.10%, 8/1/07........................      1,700    1,840
                                                                       --------
                                                                          6,246
                                                                       --------
Data Processing/Management (0.3%)
First Data Corp., 6.75%, 7/15/05...........................      2,000    2,090
                                                                       --------
Electric -- Integrated (0.6%)
Alabama Power Co., 7.13%, 8/15/04..........................      2,000    2,113
Alabama Power Co., 7.13%, 10/1/07..........................      1,700    1,787
                                                                       --------
                                                                          3,900
                                                                       --------
Electronic Components/Instruments (0.3%)
Honeywell, Inc., 7.00%, 3/15/07............................      2,000    2,113
                                                                       --------
Entertainment (0.5%)
Walt Disney (The) Co., 5.13%, 12/15/03.....................      3,000    3,041
                                                                       --------
Financial Services (4.5%)
Associates Corp. N.A., 7.32%, 1/13/03, MTN.................        800      832
Associates Corp. N.A., 5.75%, 10/15/03.....................      2,000    2,045
Associates Corp. N.A., 5.75%, 11/1/03......................      3,000    3,068
Boeing Capital Corp., 7.38%, 9/27/10.......................      4,000    4,360
Commercial Credit Co., 7.38%, 3/15/02......................      3,000    3,064
Commercial Credit Co., 6.50%, 8/1/04.......................      3,000    3,131
Countrywide Home Loan, 6.84%, 10/22/04, MTN................      2,125    2,218
Household Finance Corp., 6.50%, 1/24/06....................      5,000    5,180
Mellon Funding Corp., 6.40%, 5/14/11.......................      2,000    2,030
Norwest Financial, Inc., 6.63%, 7/15/04....................      2,000    2,098
                                                                       --------
                                                                         28,026
                                                                       --------
Food Products & Services (1.6%)
Campbell Soup Co., 6.15%, 12/1/02..........................      2,750    2,805
H.J. Heinz Co., 6.38%, 7/15/28.............................      2,000    1,828
Sara Lee Corp., 6.15%, 6/19/08, MTN........................      5,625    5,681
                                                                       --------
                                                                         10,314
                                                                       --------
Forest & Paper Products (0.5%)
Mead Corp., 6.60%, 3/1/02..................................      3,000    3,034
                                                                       --------
Industrial Goods & Services (2.1%)
Air Products & Chemicals, Inc., 8.35%, 1/15/02.............      3,000    3,049
E. I. Dupont de Nemours & Co., 6.50%, 9/1/02...............      2,000    2,050
E. I. Dupont de Nemours & Co., 6.75%, 10/15/02.............      2,570    2,647
Reliance Electric Co., 6.80%, 4/15/03......................      1,850    1,931
Rockwell International Corp., 6.63%, 6/1/05................      3,456    3,585
                                                                       --------
                                                                         13,262
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Bond Fund                                                          July 31, 2001
                                           (Amounts in thousands, except shares)

 Corporate Bonds, continued

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Insurance (0.7%)
Chubb Corp., 6.15%, 8/15/05...............................  $    1,000 $  1,021
Hartford Life, Inc., 6.90%, 6/15/04.......................       3,100    3,255
                                                                       --------
                                                                          4,276
                                                                       --------
Machinery -- Construction and Mining (0.2%)
Caterpillar, Inc., 6.55%, 5/1/11..........................       1,000    1,031
                                                                       --------
Manufacturing (0.3%)
PPG Industries, Inc., 7.05%, 8/15/09......................       2,000    2,040
                                                                       --------
Meat Packing Plants (1.1%)
Hormel Foods Corp., 6.63%, 6/1/11.........................       7,000    7,131
                                                                       --------
Newspapers (0.3%)
New York Times, 7.63%, 3/15/05............................       2,000    2,155
                                                                       --------
Oil & Gas Exploration, Production, & Services (2.1%)
Atlantic Richfield, 5.90%, 4/15/09........................       4,250    4,282
Conoco Inc., 5.90%, 4/15/04...............................       1,500    1,534
Conoco Inc., 6.35%, 4/15/09...............................       1,000    1,013
Phillips Petroleum Co., 6.38%, 3/30/09....................       2,000    2,028
Texaco Capital, 7.09%, 2/1/07.............................       4,000    4,304
                                                                       --------
                                                                         13,161
                                                                       --------
Pharmaceuticals (2.7%)
Abbott Laboratories, 5.63%, 7/1/06........................       4,000    4,060
Eli Lilly & Co., 5.50%, 7/15/06...........................       6,000    6,060
Pfizer Inc., 5.63%, 2/1/06................................       3,900    3,973
Warner-Lambert Co., 5.75%, 1/15/03........................       3,000    3,053
                                                                       --------
                                                                         17,146
                                                                       --------
Photography (0.5%)
Eastman Kodak Co., 9.38%, 3/15/03.........................       3,100    3,317
                                                                       --------
Retail (3.5%)
May Department Stores Co., 7.15%, 8/15/04.................       1,000    1,058
May Department Stores Co., 7.90%, 10/15/07................       1,000    1,103
Nike, Inc., 6.38%, 12/1/03................................       3,000    3,083
Sears Credit Account Master Trust, 6.75%, 9/16/09.........       5,000    5,283
Target Corp., 7.50%, 2/15/05..............................       2,000    2,148
Wal-Mart Stores, Inc., 6.38%, 3/1/03......................       5,000    5,168
Wal-Mart Stores, Inc., 5.45%, 8/1/06......................       4,500    4,534
                                                                       --------
                                                                         22,377
                                                                       --------
Tools (0.3%)
Stanley Works, 5.75%, 3/1/04..............................       2,000    2,040
                                                                       --------
Utilities -- Electric & Gas (6.0%)
Baltimore Gas & Electric, 7.50%, 1/15/07..................       3,100    3,317
Cincinnati Gas & Electric Co., 6.45%, 2/15/04.............       1,500    1,538
Consolidated Edison Co. of New York, Inc., 6.63%, 2/1/02..       2,000    2,020
Florida Power Corp., 6.54%, 7/1/02, MTN...................       1,325    1,347
National Rural Utilities Corp., Series C, 6.49%, 7/10/02,
 MTN......................................................       1,425    1,461

 Corporate Bonds, continued

                                                           Shares or
                                                           Principal
                                                             Amount    Value
                                                           ---------- --------

Utilities -- Electric & Gas, continued
National Rural Utilities Corp., 5.00%, 10/1/02............ $    3,500 $  3,534
National Rural Utilities Corp., 6.38%, 10/15/04...........      3,100    3,220
Northern States Power Co., 7.88%, 10/1/01.................      2,750    2,764
Northern States Power Co., 6.88%, 8/1/09..................      1,750    1,800
SCANA Corp., Series B, 6.25%, 7/8/03, MTN.................      2,225    2,281
Smith Enron, 5.97%, 12/15/06..............................      1,591    1,619
Tampa Electric Co., 7.38%, 9/1/02.........................      2,000    2,060
Tampa Electric Co., 6.13%, 5/1/03.........................      2,000    2,050
Virginia Electric & Power Co., 6.63%, 4/1/03..............      2,000    2,060
Virginia Electric & Power Co., 8.00%, 3/1/04..............      2,500    2,669
Wisconsin Electric Power, 6.63%, 11/15/06.................      3,500    3,643
                                                                      --------
                                                                        37,383
                                                                      --------
Utilities -- Telecommunications (3.1%)
BellAtlantic Corp., 6.25%, 2/15/04........................      2,000    2,065
BellSouth Telecommunications, 6.50%, 6/15/05..............      3,500    3,640
Chesapeake & Potomac Telephone, 6.00%, 5/1/03.............      2,009    2,064
GTE California, Inc., 6.70%, 9/1/09.......................      1,500    1,539
Southern New England Telecommunications Corp., 6.50%,
 2/15/02..................................................      2,000    2,028
Southwestern Bell Telephone, 6.63%, 4/1/05................      2,000    2,078
US West Communications Group, 6.63%, 9/15/05..............      4,000    4,085
WorldCom, Inc., 6.13%, 8/15/01............................      2,000    2,000
                                                                      --------
                                                                        19,499
                                                                      --------
TOTAL CORPORATE BONDS.....................................             302,531
                                                                      --------

 Municipal Bonds (0.1%)

Georgia (0.1%)
Atlanta Downtown Development Lease Revenue Bond, 6.88%,
 2/1/21...................................................        800      819
                                                                      --------
TOTAL MUNICIPAL BONDS.....................................                 819
                                                                      --------

 U.S. Government Agencies (22.0%)

Fannie Mae (9.6%)
6.59%, 5/21/02............................................      3,000    3,063
7.05%, 11/12/02...........................................      7,500    7,806
5.13%, 2/13/04............................................     17,600   17,904
5.25%, 6/15/06............................................     14,000   14,070
7.13%, 3/15/07............................................     10,000   10,910
6.56%, 11/26/07...........................................      7,300    7,495
                                                                      --------
                                                                        61,248
                                                                      --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Bond Fund                                                          July 31, 2001
                                           (Amounts in thousands, except shares)

 U.S. Government Agencies, continued

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Federal Home Loan Bank (0.5%)
4.88%, 4/16/04............................................. $    3,000 $  3,030
                                                                       --------
Freddie Mac (6.3%)
6.88%, 1/15/05.............................................     25,000   26,652
7.14%, 3/12/07.............................................        700      715
7.10%, 4/10/07.............................................      2,000    2,180
                                                                10,000   10,625
                                                                       --------
                                                                         40,172
                                                                       --------
Government National Mortgage Assoc. (4.5%)
6.50%, 8/15/11 - 12/15/30..................................     19,667   19,787
7.00%, 9/15/11 - 11/20/28..................................      7,606    7,785
7.50%, 8/15/11.............................................        430      449
8.00%, 5/15/10.............................................        235      246
                                                                       --------
                                                                         28,267
                                                                       --------
Tennessee Valley Authority (1.1%)
5.38%, 11/13/08............................................      7,000    6,976
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCIES.............................             139,693
                                                                       --------

 U.S. Treasury Bonds (6.5%)

7.50%, 11/15/16............................................     34,000   40,928
                                                                       --------
TOTAL U.S. TREASURY BONDS..................................              40,928
                                                                       --------

 U.S. Treasury Notes (21.2%)

6.75%, 5/15/05.............................................      1,000    1,081
6.50%, 10/15/06............................................     11,000   11,941
6.13%, 8/15/07.............................................     54,000   57,882
6.00%, 8/15/09.............................................     59,500   63,529
                                                                       --------
TOTAL U.S. TREASURY NOTES..................................             134,433
                                                                       --------

 Investment Companies (0.6%)

AmSouth Prime Money Market Fund............................  4,106,454    4,106
AmSouth U.S. Treasury Money Market Fund....................          7       --*
TOTAL INVESTMENT COMPANIES.................................               4,106
                                                                       --------
TOTAL INVESTMENTS
 (Cost $597,343) (a) -- 98.2%..............................             622,510
Other assets in excess of liabilities -- 1.8%..............              11,417
                                                                       --------
NET ASSETS -- 100.0%.......................................            $633,927
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation................................................ $26,196
Unrealized depreciation................................................  (1,029)
                                                                        -------
Net unrealized appreciation............................................ $25,167
                                                                        =======

*Due to rounding, figure was below thousand-dollar threshold.
MTN -- Medium Term Note


                       See notes to financial statements

AMSOUTH FUNDS
Bond Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $597,343).......................          $622,510
Cash........................................................               121
Interest and dividends receivable...........................            10,790
Receivable for capital shares issued........................               757
Collateral for securities loaned, at fair value.............           276,746
Prepaid expenses and other assets...........................                24
                                                                      --------
 Total Assets...............................................           910,948
Liabilities:
Payable for capital shares redeemed......................... $      3
Payable upon return of securities loaned....................  276,746
Accrued expenses and other payables:
 Investment advisory fees...................................      112
 Administration fees........................................       16
 Shareholder servicing and distribution fees................       61
 Custodian fees.............................................       15
 Other......................................................       68
                                                             --------
 Total Liabilities..........................................           277,021
                                                                      --------
Net Assets:
Capital.....................................................           607,228
Accumulated net investment income...........................               973
Accumulated net realized gains from investment
 transactions...............................................               559
Unrealized appreciation from investments....................            25,167
                                                                      --------
Net Assets..................................................          $633,927
                                                                      ========
Class A Shares (a)
 Net Assets.................................................          $ 16,877
 Shares outstanding.........................................             1,517
 Redemption price per share.................................          $  11.13
                                                                      ========
Class A Shares -- Maximum Sales Charge......................              4.00%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent).....................................................          $  11.59
                                                                      ========
Class B Shares
 Net Assets.................................................          $  7,342
 Shares outstanding.........................................               661
 Offering price per share*..................................          $  11.10
                                                                      ========
Trust Shares (b)
 Net Assets.................................................          $609,708
 Shares outstanding.........................................            54,781
 Offering and redemption price per share....................          $  11.13
                                                                      ========

*  Redemption price per share varies by length of time shares are held.
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income................................................        $37,059
Dividend income................................................            526
Securities lending income......................................            416
                                                                       -------
 Total Investment Income.......................................         38,001
Expenses:
Investment advisory fees....................................... $3,917
Administration fees............................................  1,205
Distribution fees -- Class B Shares............................     38
Shareholder servicing fees -- Class A Shares (a)...............     29
Shareholder Servicing fees -- Class B Shares...................     13
Shareholder servicing fees -- Trust Shares (b).................    879
Custodian fees.................................................    166
Accounting fees................................................    116
Transfer agent fees............................................    147
Other fees.....................................................    164
                                                                ------
 Total expenses before fee reductions..........................          6,674
 Expenses reduced by Investment Advisor........................           (904)
 Expenses reduced by Administrator.............................           (301)
 Expenses reduced by Distributor...............................           (293)
 Expenses reduced by Fund Accountant...........................            (72)
                                                                       -------
 Net expenses..................................................          5,104
                                                                       -------
Net Investment Income..........................................         32,897
                                                                       -------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions................          2,129
Change in unrealized appreciation/depreciation from
 investments...................................................         31,821
                                                                       -------
Net realized/unrealized gains from investments.................         33,950
                                                                       -------
Change in net assets resulting from operations.................        $66,847
                                                                       =======

                       See notes to financial statements

AMSOUTH FUNDS
Bond Fund

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $ 32,897   $ 24,461
 Net realized gains from investment transactions.........     2,129        151
 Change in unrealized appreciation/depreciation from
  investments............................................    31,821       (118)
                                                           --------   --------
Change in net assets resulting from operations...........    66,847     24,494
                                                           --------   --------
Distributions to Class A Shareholders (a):
 From net investment income..............................      (618)      (467)
 From net realized gains on investment transactions......        --        (15)
Distributions to Class B Shareholders:
 From net investment income..............................      (239)      (141)
 From net realized gains on investment transactions......        --         (5)
Distributions to Trust Shareholders (b):
 From net investment income..............................   (32,336)   (24,939)
 From net realized gains on investment transactions......        --       (795)
                                                           --------   --------
Change in net assets from shareholder distributions......   (33,193)   (26,362)
                                                           --------   --------
Change in net assets from capital transactions...........    85,587    126,737
                                                           --------   --------
Change in net assets.....................................   119,241    124,869
Net Assets:
 Beginning of period.....................................   514,686    389,817
                                                           --------   --------
 End of period...........................................  $633,927   $514,686
                                                           ========   ========

(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Bond Fund

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                           2001 +      2000       1999     1998 (a)     1997
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $ 10.52     $10.63     $11.05     $10.92    $  10.54
                          -------     ------     ------     ------    --------
Investment Activities
 Net investment income..     0.58       0.58       0.61       1.41        0.65
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.62      (0.06)     (0.32)     (0.62)       0.42
                          -------     ------     ------     ------    --------
 Total from Investment
  Activities............     1.20       0.52       0.29       0.79        1.07
                          -------     ------     ------     ------    --------
Distributions
 Net investment income..    (0.59)     (0.61)     (0.58)     (0.63)      (0.69)
 Net realized gains from
  investment
  transactions..........       --      (0.02)     (0.13)     (0.03)         --
                          -------     ------     ------     ------    --------
 Total Distributions....    (0.59)     (0.63)     (0.71)     (0.66)      (0.69)
                          -------     ------     ------     ------    --------
Change in Net Asset
 Value..................     0.61      (0.11)     (0.42)      0.13        0.38
                          -------     ------     ------     ------    --------
Net Asset Value, End of
 Period.................  $ 11.13     $10.52     $10.63     $11.05    $  10.92
                          =======     ======     ======     ======    ========
Total Return (excludes
 sales charge)..........    11.63%      5.10%      2.58%      7.45%      10.48%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $16,877     $9,500     $7,070     $7,032    $311,881
Ratio of expenses to
 average net assets.....     0.99%      0.91%      0.81%      0.73%       0.75%
Ratio of net investment
 income to average net
 assets.................     5.30%      5.54%      5.46%      5.78%       6.10%
Ratio of expenses to
 average net assets*....     1.20%      1.21%      1.20%      0.95%       0.98%
Portfolio turnover**....       24%        27%        18%        40%         35%

/\  Formerly Classic Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Bond Fund


 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                  Year Ended Year Ended Year Ended Period Ended
                                   July 31,   July 31,   July 31,    July 31,
                                    2001 +      2000       1999      1998 (a)
                                  ---------- ---------- ---------- ------------
Net Asset Value, Beginning of
 Period.........................    $10.50     $10.60     $11.04      $10.88
                                    ------     ------     ------      ------
Investment Activities
 Net investment income..........      0.50       0.49       0.50        0.46
 Net realized and unrealized
  gains (losses) from
  investments...................      0.61      (0.05)     (0.31)       0.24
                                    ------     ------     ------      ------
 Total from Investment
  Activities....................      1.11       0.44       0.19        0.70
                                    ------     ------     ------      ------
Distributions
 Net investment income..........     (0.51)     (0.52)     (0.50)      (0.51)
 Net realized gains from
  investment transactions.......        --      (0.02)     (0.13)      (0.03)
                                    ------     ------     ------      ------
 Total Distributions............     (0.51)     (0.54)     (0.63)      (0.54)
                                    ------     ------     ------      ------
Change in Net Asset Value.......      0.60      (0.10)     (0.44)       0.16
                                    ------     ------     ------      ------
Net Asset Value, End of Period..    $11.10     $10.50     $10.60      $11.04
                                    ======     ======     ======      ======
Total Return (excludes
 redemption charge).............     10.77%      4.30%      1.58%       6.58%(b)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)..........................    $7,342     $3,636     $2,521      $  442
Ratio of expenses to average net
 assets.........................      1.73%      1.74%      1.71%       1.74%(c)
Ratio of net investment income
 to average net assets..........      4.55%      4.72%      4.63%       4.75%(c)
Ratio of expenses to average net
 assets*........................      1.95%      1.96%      1.95%       1.99%(c)
Portfolio turnover**............        24%        27%        18%         40%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from September 16, 1997 (commencement of operations) through July 31, 1998.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Bond Fund

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                Year Ended Year Ended Year Ended Period Ended
                                 July 31,   July 31,   July 31,    July 31,
                                  2001 +      2000       1999      1998 (a)
                                ---------- ---------- ---------- ------------
Net Asset Value, Beginning of
 Period........................  $  10.52   $  10.63   $  11.05    $  10.72
                                 --------   --------   --------    --------
Investment Activities
 Net investment income.........      0.60       0.59       0.61        0.57
 Net realized and unrealized
  gains (losses) from
  investments..................      0.61      (0.06)     (0.30)       0.38
                                 --------   --------   --------    --------
 Total from Investment
  Activities...................      1.21       0.53       0.31        0.95
                                 --------   --------   --------    --------
Distributions
 Net investment income.........     (0.60)     (0.62)     (0.60)      (0.59)
 Net realized gains from
  investment transactions......        --      (0.02)     (0.13)      (0.03)
                                 --------   --------   --------    --------
 Total Distributions...........     (0.60)     (0.64)     (0.73)      (0.62)
                                 --------   --------   --------    --------
Change in Net Asset Value......      0.61      (0.11)     (0.42)       0.33
                                 --------   --------   --------    --------
Net Asset Value, End of
 Period........................  $  11.13   $  10.52   $  10.63    $  11.05
                                 ========   ========   ========    ========
Total Return...................     11.79%      5.24%      2.68%       7.54%(b)

Ratios/Supplemental Data:
Net Assets at end of period
 (000).........................  $609,708   $501,550   $380,226    $327,930
Ratio of expenses to average
 net assets....................      0.84%      0.78%      0.71%       0.73%(c)
Ratio of net investment income
 to average net assets.........      5.47%      5.66%      5.57%       5.72%(c)
Ratio of expenses to average
 net assets*...................      1.10%      1.03%      0.95%       0.97%(c)
Portfolio turnover**...........        24%        27%        18%         40%

/\  Formerly Premier Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 9.03%.
(c)  Annualized.


                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Limited Term Bond Fund                                             July 31, 2001
                                           (Amounts in thousands, except shares)

 Corporate Bonds (79.4%)

                                                          Shares or
                                                          Principal
                                                            Amount     Value
                                                          ---------- ----------

Automotive -- Finance (8.3%)
Ford Motor Credit Co., 6.70%, 7/16/04.................... $    7,000 $    7,254
General Motors Acceptance Corp., 7.13%, 5/1/03...........      3,500      3,644
Toyota Motor Credit Corp., 5.65%, 1/15/07................      3,000      3,026
                                                                     ----------
                                                                         13,924
                                                                     ----------
Banking (3.3%)
ABN AMRO Bank, 6.63%, 10/31/01...........................      2,500      2,515
Bankers Trust, 6.75%, 10/3/01............................      1,500      1,508
Firstar Bank, 6.25%, 12/1/02.............................      1,500      1,538
                                                                     ----------
                                                                          5,561
                                                                     ----------
Beverages (1.2%)
Coca-Cola Co., 6.00%, 7/15/03............................      2,000      2,060
                                                                     ----------
Building Products (1.2%)
Vulcan Materials Co., 5.75%, 4/1/04......................      2,000      2,025
                                                                     ----------
Chemicals (0.9%)
Dow Chemical Corp., 5.25%, 5/14/04 (b)...................      1,500      1,517
                                                                     ----------
Consumer Goods (3.1%)
Procter & Gamble Co., 5.25%, 9/15/03.....................      2,000      2,035
Unilever Capital Corp., 6.88%, 11/1/05...................      3,000      3,188
                                                                     ----------
                                                                          5,223
                                                                     ----------
Cosmetics/Personal Care (1.2%)
Colgate-Palmolive Co., 5.34%, 3/27/06....................      2,000      2,003
                                                                     ----------
Electronic Components/Instruments (1.8%)
Emerson Electric Co., 7.88%, 6/1/05......................      2,000      2,185
Honeywell, Inc., 6.75%, 3/15/02..........................        850        863
                                                                     ----------
                                                                          3,048
                                                                     ----------
Farm Equipment (1.2%)
John Deere Capital Corp., 5.90%, 4/8/03..................      2,000      2,038
                                                                     ----------
Financial Services (13.8%)
Ameritech Capital Funding, 6.13%, 10/15/01...............      3,000      3,015
Bear Stearns & Co., Inc., 6.13%, 2/1/03..................      3,500      3,574
CIT Group Holdings, 6.38%, 10/1/02.......................      2,000      2,050
Commercial Credit Co., 8.26%, 11/1/01....................      1,000      1,010
General Electric Capital Corp., 6.15%, 11/5/01...........      2,500      2,516
Household Netherlands, 6.20%, 12/1/03....................      2,500      2,563
Merrill Lynch & Co., 6.00%, 11/15/04.....................      4,000      4,104
Northern Trust Co., 6.70%, 9/15/05.......................      1,000      1,046
Norwest Financial Inc., 6.70%, 9/22/04...................      3,000      3,150
                                                                     ----------
                                                                         23,028
                                                                     ----------
Food Products & Services (2.6%)
Campbell Soup Co., 6.15%, 12/1/02........................      1,000      1,020
Hershey Foods Corp., 6.70%, 10/1/05......................      1,710      1,798
McDonald's Corp., 6.00%, 6/23/02.........................      1,500      1,524
                                                                     ----------
                                                                          4,342
                                                                     ----------

 Corporate Bonds, continued

                                                          Shares or
                                                          Principal
                                                            Amount     Value
                                                          ---------- ----------

Forest & Paper Products (0.6%)
Mead Corp., 6.60%, 3/1/02...............................  $    1,000 $    1,011
                                                                     ----------
Health Care (1.2%)
McKesson Corp., 6.88%, 3/1/02...........................       2,000      2,010
                                                                     ----------
Industrial Goods & Services (5.7%)
Air Products & Chemicals, Inc., 8.35%, 1/15/02..........       2,000      2,033
Archer Daniels Midland, 6.25%, 5/15/03..................       2,100      2,184
Caterpillar Financial Services, 6.02%, 4/15/02..........       1,000      1,016
E. I. Dupont de Nemours & Co., 6.50%, 9/1/02............       3,000      3,075
Imperial Oil, Ltd., 8.75%, 10/15/19, Callable 10/15/01 @
 103....................................................       1,178      1,222
                                                                     ----------
                                                                          9,530
                                                                     ----------
Insurance (1.7%)
American General Finance, 5.75%, 11/1/03................       2,000      2,047
Marsh & McLennan Cos., Inc., 6.63%, 6/15/04.............         750        782
                                                                     ----------
                                                                          2,829
                                                                     ----------
Newspapers (1.3%)
New York Times, 7.63%, 3/15/05..........................       2,000      2,155
                                                                     ----------
Oil & Gas Exploration, Production, & Services (3.3%)
Amoco Co., 6.25%, 10/15/04..............................       3,200      3,344
Chevron Corp., 6.63%, 10/1/04...........................       2,000      2,113
                                                                     ----------
                                                                          5,457
                                                                     ----------
Pharmaceuticals (3.5%)
Abbott Laboratories, 5.63%, 7/1/06......................       2,000      2,030
Eli Lilly & Co., 5.50%, 7/15/06.........................       2,000      2,020
Warner-Lambert Co., 5.75%, 1/15/03......................       1,850      1,882
                                                                     ----------
                                                                          5,932
                                                                     ----------
Retail (8.2%)
Dayton Hudson Co., 6.40%, 2/15/03.......................       2,500      2,581
May Department Stores Co., 7.15%, 8/15/04...............       1,750      1,851
Sears Credit Account Master Trust, 6.75%, 9/16/09.......       5,000      5,284
Sears, Roebuck and Co., 6.00%, 3/20/03..................       1,000      1,018
Target Corp., 7.50%, 2/15/05............................       1,000      1,074
Wal-Mart Stores, Inc., 5.45%, 8/1/06....................       2,000      2,015
                                                                     ----------
                                                                         13,823
                                                                     ----------
Technology (0.6%)
IBM Corp., 5.95%, 6/2/03................................       1,000      1,028
                                                                     ----------
Tools (0.6%)
Stanley Works, 7.38%, 12/15/02..........................         500        519
Stanley Works, 5.75%, 3/1/04............................         500        510
                                                                     ----------
                                                                          1,029
                                                                     ----------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Limited Term Bond Fund                                             July 31, 2001
                                           (Amounts in thousands, except shares)

 Corporate Bonds, continued

                                                         Shares or
                                                         Principal
                                                           Amount     Value
                                                         ---------- ----------

 Utilities -- Electric & Gas (11.6%)
 Alabama Power Corp., 5.35%, 11/15/03................... $    3,750 $    3,801
 Baltimore Gas & Electric Co., 6.50%, 2/15/03...........      2,500      2,574
 Cincinnati Gas & Electric Co., 6.45%, 2/15/04..........      1,300      1,333
 Florida Power Corp., 6.54%, 7/1/02, MTN................      2,000      2,033
 MidAmerican Energy, 6.50%, 12/15/01....................      2,500      2,521
 National Rural Utilities Corp., Series C, 6.49%,
  7/10/02, MTN..........................................      2,000      2,050
 SCANA Corp., Series B, 6.25%, 7/8/03, MTN..............      2,000      2,050
 Smith Enron, 5.97%, 12/15/06...........................      1,025      1,043
 Tampa Electric Co., 7.38%, 9/1/02......................      2,000      2,060
                                                                    ----------
                                                                        19,465
                                                                    ----------
 Utilities -- Telecommunications (2.5%)
 AT&T Corp., 5.63%, 3/15/04.............................      1,500      1,513
 BellSouth Telecommunications, 6.00%, 6/15/02...........      2,585      2,624
                                                                    ----------
                                                                         4,137
                                                                    ----------
 TOTAL CORPORATE BONDS..................................               133,175
                                                                    ----------

 U.S. Government Agencies (10.6%)

 Fannie Mae (3.2%)
 7.00%, 7/15/05.........................................      5,000      5,369
                                                                    ----------
 Freddie Mac (3.2%)
 6.88%, 1/15/05.........................................      5,000      5,330
                                                                    ----------
 Government National Mortgage Assoc. (3.0%)
 7.50%, 4/15/09 - 6/15/09...............................      1,749      1,828
 8.00%, 12/15/07 - 4/15/10..............................      2,507      2,619
 8.50%, 9/15/09 - 12/15/09..............................        637        664
                                                                    ----------
                                                                         5,111
                                                                    ----------
 Tennessee Valley Authority (1.2%)
 6.00%, 9/24/02.........................................      2,000      2,048
                                                                    ----------
 TOTAL U.S. GOVERNMENT AGENCIES.........................                17,858
                                                                    ----------

 U.S. Treasury Notes (7.9%)

 6.88%, 5/15/06.........................................     12,000     13,177
                                                                    ----------
 TOTAL U.S. TREASURY NOTES..............................                13,177
                                                                    ----------

 Investment Companies (0.3%)

                                                             Shares or
                                                             Principal
                                                              Amount    Value
                                                             --------- --------
AmSouth Prime Money Market Fund.............................  558,761  $    559
AmSouth U.S. Treasury Money Market Fund.....................      373        --*
                                                                       --------
TOTAL INVESTMENT COMPANIES..................................                559
                                                                       --------
TOTAL INVESTMENTS
 (Cost $160,521) (a) -- 98.2%...............................            164,769
Other assets in excess of liabilities -- 1.8%...............              3,024
                                                                       --------
NET ASSETS -- 100.0%........................................           $167,793
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation............................................... $4,414
  Unrealized depreciation...............................................   (166)
                                                                         ------
  Net unrealized appreciation........................................... $4,248
                                                                         ======

*  Due to rounding, figure is below thousand dollar threshold.
(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.

MTN -- Medium Term Note

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Bond Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $160,521)........................         $164,769
Cash.........................................................               77
Interest and dividends receivable............................            2,332
Receivable for capital shares issued.........................              684
Collateral for securities loaned, at fair value..............           14,770
Prepaid expenses and other assets............................                7
                                                                      --------
 Total Assets................................................          182,639
Liabilities:
Payable upon return of securities loaned..................... $14,770
Accrued expenses and other payables:
 Investment advisory fees....................................      30
 Administration fees.........................................       4
 Shareholder servicing and distribution fees.................      17
 Custodian fees..............................................       4
 Other.......................................................      21
                                                              -------
 Total Liabilities...........................................           14,846
                                                                      --------
Net Assets:
Capital......................................................          165,494
Accumulated net investment income............................              175
Accumulated net realized losses from investment
 transactions................................................           (2,124)
Unrealized appreciation from investments.....................            4,248
                                                                      --------
Net Assets...................................................         $167,793
                                                                      ========
Class A Shares (b)
 Net Assets..................................................         $  9,918
 Shares outstanding..........................................              941
 Redemption price per share..................................         $  10.55
                                                                      ========
Class A Shares -- Maximum Sales Charge.......................             4.00%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent)......................................................         $  10.99
                                                                      ========
Class B Shares
 Net Assets..................................................         $  2,614
 Shares outstanding..........................................              248
 Offering price per share*...................................         $  10.54
                                                                      ========
Trust Shares (c)
 Net Assets..................................................         $155,261
 Shares outstanding..........................................           14,718
 Offering and redemption price per share.....................         $  10.55
                                                                      ========

*  Redemption price per share varies by length of time shares are held.
(a)  Formerly AmSouth Limited Maturity Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income................................................        $11,250
Dividend income................................................            117
Securities lending income......................................             48
                                                                       -------
 Total Investment Income.......................................         11,415
Expenses:
Investment advisory fees....................................... $1,152
Administration fees............................................    354
Distribution fees -- Class B Shares............................     15
Shareholder servicing fees -- Class A Shares (b)...............     19
Shareholder servicing fees -- Class B Shares...................      5
Shareholder servicing fees -- Trust Shares (c).................    252
Custodian fees.................................................     49
Accounting fees................................................     39
Transfer agent fees............................................     66
Other fees.....................................................     57
                                                                ------
 Total expenses before fee reductions..........................          2,008
 Expenses reduced by Investment Advisor........................           (266)
 Expenses reduced by Administrator.............................            (89)
 Expenses reduced by Transfer Agent............................             (3)
 Expenses reduced by Distributor...............................            (84)
 Expenses reduced by Fund Accountant...........................            (20)
                                                                       -------
 Net expenses..................................................          1,546
                                                                       -------
Net Investment Income..........................................          9,869
                                                                       -------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions................            355
Change in unrealized appreciation/depreciation from
 investments...................................................          7,097
                                                                       -------
Net realized/unrealized gains from investments.................          7,452
                                                                       -------
Change in net assets resulting from operations.................        $17,321
                                                                       =======

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Bond Fund (a)


 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $  9,869   $  8,032
 Net realized gains (losses) from investment
  transactions...........................................       355       (687)
 Change in unrealized appreciation/depreciation from
  investments............................................     7,097        (51)
                                                           --------   --------
Change in net assets resulting from operations...........    17,321      7,294
                                                           --------   --------
Distributions to Class A Shareholders (b):
 From net investment income..............................      (420)      (264)
Distributions to Class B Shareholders:
 From net investment income..............................       (98)      (102)
Distributions to Trust Shareholders (c):
 From net investment income..............................    (9,609)    (7,951)
                                                           --------   --------
Change in net assets from shareholder distributions......   (10,127)    (8,317)
                                                           --------   --------
Change in net assets from capital transactions...........   (26,452)    74,205
                                                           --------   --------
Change in net assets.....................................   (19,258)    73,182
Net Assets:
 Beginning of period.....................................   187,051    113,869
                                                           --------   --------
 End of period...........................................  $167,793   $187,051
                                                           ========   ========

(a)  Formerly AmSouth Limited Maturity Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Bond Fund (a)

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                           2001 +      2000       1999     1998 (b)     1997
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....   $10.13     $10.29     $10.43     $10.42    $  10.31
                           ------     ------     ------     ------    --------
Investment Activities
 Net investment income..     0.57       0.59       0.57       0.85        0.58
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.43      (0.13)     (0.15)     (0.25)       0.14
                           ------     ------     ------     ------    --------
 Total from Investment
  Activities............     1.00       0.46       0.42       0.60        0.72
                           ------     ------     ------     ------    --------
Distributions
 Net investment income..    (0.58)     (0.62)     (0.56)     (0.59)      (0.61)
                           ------     ------     ------     ------    --------
 Total Distributions....    (0.58)     (0.62)     (0.56)     (0.59)      (0.61)
                           ------     ------     ------     ------    --------
Change in Net Asset
 Value..................     0.42      (0.16)     (0.14)      0.01        0.11
                           ------     ------     ------     ------    --------
Net Asset Value, End of
 Period.................   $10.55     $10.13     $10.29     $10.43    $  10.42
                           ======     ======     ======     ======    ========
Total Return (excludes
 sales charge)..........    10.12%      4.59%      4.01%      5.94%       7.25%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $9,918     $7,913     $2,716     $3,531    $138,675
Ratio of expenses to
 average net assets.....     1.00%      0.96%      0.81%      0.74%       0.77%
Ratio of net investment
 income to average net
 assets.................     5.43%      5.60%      5.49%      5.65%       5.65%
Ratio of expenses to
 average net assets*....     1.22%      1.24%      1.23%      0.96%       1.02%
Portfolio turnover**....       44%        34%        39%        39%         65%

/\ Formerly Classic Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly AmSouth Limited Maturity Fund.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Bond Fund (a)


 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                              2001 +      2000      1999 (b)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period......    $10.13     $10.27      $10.58
                                              ------     ------      ------
Investment Activities
 Net investment income....................      0.49       0.48        0.27
 Net realized and unrealized gains
  (losses) from investments...............      0.42      (0.10)      (0.30)
                                              ------     ------      ------
 Total from Investment Activities.........      0.91       0.38       (0.03)
                                              ------     ------      ------
Distributions
 Net investment income....................     (0.50)     (0.52)      (0.28)
                                              ------     ------      ------
 Total Distributions......................     (0.50)     (0.52)      (0.28)
                                              ------     ------      ------
Change in Net Asset Value.................      0.41      (0.14)      (0.31)
                                              ------     ------      ------
Net Asset Value, End of Period............    $10.54     $10.13      $10.27
                                              ======     ======      ======
Total Return (excludes redemption
 charge)..................................      9.20%      3.85%      (0.33)%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000).........    $2,614     $1,815      $1,599
Ratio of expenses to average net assets...      1.75%      1.76%       1.69%(d)
Ratio of net investment income to average
 net assets...............................      4.66%      4.79%       4.61%(d)
Ratio of expenses to average net assets*..      1.97%      1.99%       1.96%(d)
Portfolio turnover**......................        44%        34%         39%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly AmSouth Limited Maturity Fund.
(b) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.
(c)  Not annualized.
(d)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Bond Fund (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                  Year Ended Year Ended Year Ended Year Ended
                                   July 31,   July 31,   July 31,   July 31,
                                    2001 +      2000       1999     1998 (b)
                                  ---------- ---------- ---------- ----------
Net Asset Value, Beginning of
 Period.........................   $  10.13   $  10.29   $  10.43   $  10.34
                                   --------   --------   --------   --------
Investment Activities
 Net investment income..........       0.58       0.59       0.59       0.55
 Net realized and unrealized
  gains (losses) from
  investments...................       0.43      (0.12)     (0.16)      0.10
                                   --------   --------   --------   --------
 Total from Investment
  Activities....................       1.01       0.47       0.43       0.65
                                   --------   --------   --------   --------
Distributions
 Net investment income..........      (0.59)     (0.63)     (0.57)     (0.56)
                                   --------   --------   --------   --------
 Total Distributions............      (0.59)     (0.63)     (0.57)     (0.56)
                                   --------   --------   --------   --------
Change in Net Asset Value.......       0.42      (0.16)     (0.14)      0.09
                                   --------   --------   --------   --------
Net Asset Value, End of Period..   $  10.55   $  10.13   $  10.29   $  10.43
                                   ========   ========   ========   ========
Total Return....................      10.26%      4.71%      4.14%      6.04%(c)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)..........................   $155,261   $177,323   $109,554   $106,953
Ratio of expenses to average net
 assets.........................       0.86%      0.82%      0.71%      0.73%(d)
Ratio of net investment income
 to average net assets..........       5.59%      5.74%      5.60%      5.70%(d)
Ratio of expenses to average net
 assets*........................       1.12%      1.07%      0.98%      0.98%(d)
Portfolio turnover**............         44%        34%        39%        39%

/\ Formerly Premier Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly AmSouth Limited Maturity Fund.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 6.37%.
(d)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Government Income Fund                                             July 31, 2001
                                           (Amounts in thousands, except shares)

 U.S. Government Agencies (77.1%)

                                                            Shares or
                                                            Principal
                                                             Amount     Value
                                                           ----------- --------

Fannie Mae (10.4%)
5.75%, 4/15/03............................................ $     2,000 $  2,057
5.65%, 3/21/06, Callable 3/21/03 @ 100....................       5,000    5,069
6.94%, 9/5/07, Callable 9/5/02 @ 100......................       2,000    2,066
6.27%, 2/5/08, Callable 2/5/03 @ 100, MTN.................       5,000    5,106
6.00%, 5/15/08............................................       7,000    7,231
7.50%, 4/1/15 - 6/1/15....................................       6,668    6,912
8.00%, 7/1/15.............................................       3,542    3,681
                                                                       --------
                                                                         32,122
                                                                       --------
Federal Farm Credit Bank (10.5%)
6.20%, 7/1/02.............................................      10,000   10,233
5.07%, 12/15/03...........................................      15,000   15,244
5.70%, 9/3/08.............................................       7,000    7,101
                                                                       --------
                                                                         32,578
                                                                       --------
Federal Government Loan Mortgage Corporation (1.0%)
6.50%, 5/1/31.............................................       2,986    2,990
                                                                       --------
Federal Home Loan Bank (11.8%)
5.35%, 12/1/03............................................       3,000    3,067
5.30%, 2/18/04............................................       5,000    5,105
6.34%, 6/29/04............................................       2,250    2,359
7.25%, 5/13/05............................................      10,000   10,815
5.80%, 9/2/08.............................................      10,000   10,193
5.89%, 3/30/09............................................       5,000    5,090
                                                                       --------
                                                                         36,629
                                                                       --------
Freddie Mac (9.7%)
5.00%, 1/15/04............................................      10,000   10,138
5.75%, 3/15/09............................................      10,000   10,100
6.00%, 6/1/16 - 8/1/18....................................       6,123    6,134
7.00%, 6/1/31.............................................       3,498    3,569
                                                                       --------
                                                                         29,941
                                                                       --------
Government National Mortgage Assoc. (27.1%)
5.50%, 2/15/14............................................       2,031    2,007
6.00%, 5/15/16 - 6/15/31..................................       7,675    7,679
6.50%, 7/15/14 - 5/15/31..................................      10,408   10,561
7.00%, 12/15/26 - 2/20/29.................................      15,010   15,370
7.50%, 9/20/15 - 8/20/30..................................      31,524   32,635
8.00%, 7/15/26 - 6/20/30..................................      13,991   14,595
8.50%, 12/15/19 - 2/15/23.................................         116      120
9.00%, 6/15/18 - 9/15/22..................................         495      521
9.50%, 5/15/18 - 8/15/21..................................         375      395
                                                                       --------
                                                                         83,883
                                                                       --------
Private Export Funding (4.4%)
6.31%, 9/30/04, Series C..................................       2,000    2,098
5.53%, 4/30/06............................................       2,500    2,544
6.49%, 7/15/07, Series B..................................       2,000    2,120
5.75%, 1/15/08............................................       3,800    3,880
5.87%, 7/31/08, Series D..................................       3,000    3,071
                                                                       --------
                                                                         13,713
                                                                       --------

 U.S. Government Agencies, continued

                                                            Shares or
                                                            Principal
                                                             Amount     Value
                                                           ----------- --------

Tennessee Valley Authority (2.2%)
5.38%, 11/13/08........................................... $     1,500 $  1,495
6.75%, 11/1/25............................................       5,000    5,269
                                                                       --------
                                                                          6,764
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCIES............................              238,620
                                                                       ========

 U.S. Treasury Bonds (8.6%)

7.50%, 11/15/16.............................................     7,900    9,510
7.25%, 8/15/22..............................................     7,000    8,400
7.63%, 11/15/22.............................................     7,000    8,730
                                                                       --------
TOTAL U.S. TREASURY BONDS...................................             26,640
                                                                       --------

 U.S. Treasury Notes (12.0%)

7.88%, 8/15/01..............................................     7,000    7,013
7.50%, 5/15/02..............................................    10,000   10,316
5.75%, 8/15/03..............................................    10,000   10,374
5.75%, 8/15/10..............................................     9,000    9,470
                                                                       --------
TOTAL U.S. TREASURY NOTES...................................             37,173
                                                                       --------

 Investment Companies (0.9%)

AIM Treasury Money Market Fund..............................     1,000        1
AmSouth Treasury Reserve Money Market Fund.................. 2,748,330    2,748
                                                                       --------
TOTAL INVESTMENT COMPANIES..................................              2,749
                                                                       --------
TOTAL INVESTMENTS
 (Cost $292,517) (a) -- 98.6%...............................            305,182
Other assets in excess of liabilities -- 1.4%...............              4,224
                                                                       --------
NET ASSETS -- 100.0%........................................           $309,406
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation............................................. $12,868
   Unrealized depreciation.............................................    (203)
                                                                        -------
   Net unrealized appreciation......................................... $12,665
                                                                        =======

MTN -- Medium Term Note

                       See notes to financial statements

AMSOUTH FUNDS
Government Income Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $292,517).......................          $305,182
Interest and dividends receivable...........................             3,887
Receivable for capital shares issued........................               451
Collateral for securities loaned, at fair value.............           135,404
Prepaid expenses and other assets...........................                17
                                                                      --------
 Total Assets...............................................           444,941

Liabilities:
Payable upon return of securities loaned.................... $135,404
Accrued expenses and other payables:
 Investment advisory fees...................................       55
 Administration fees........................................        8
 Shareholder servicing and distribution fees................       28
 Custodian fees.............................................        7
 Other......................................................       33
                                                             --------
 Total Liabilities..........................................           135,535
                                                                      --------
Net Assets:
Capital.....................................................           299,849
Accumulated net investment income...........................               213
Accumulated net realized losses from investment
 transactions...............................................            (3,321)
Unrealized appreciation from investments....................            12,665
                                                                      --------
Net Assets..................................................          $309,406
                                                                      ========
Class A Shares (a)
 Net Assets.................................................          $  5,672
 Shares outstanding.........................................               562
 Redemption price per share.................................          $  10.10
                                                                      ========
Class A Shares -- Maximum Sales Charge......................              4.00%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum
  Sales Charge) of net asset value adjusted to the nearest
  cent).....................................................          $  10.52
                                                                      ========
Class B Shares
 Net Assets.................................................          $  1,635
 Shares outstanding.........................................               162
 Offering price per share*..................................          $  10.10
                                                                      ========
Trust Shares (b)
 Net Assets.................................................          $302,099
 Shares outstanding.........................................            29,913
 Offering and redemption price per share....................          $  10.10
                                                                      ========

* Redemption price per share varies by length of time shares are held.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income................................................        $20,487
Dividend income................................................            654
Securities lending income......................................            158
                                                                       -------
 Total Investment Income.......................................         21,299

Expenses:
Investment advisory fees....................................... $2,143
Administration fees............................................    659
Distribution fees -- Class B Shares............................      6
Shareholder servicing fees -- Class A
 Shares (a)....................................................     14
Shareholder servicing fees -- Class B Shares...................      2
Shareholder servicing fees -- Trust Shares (b).................    485
Custodian fees.................................................     91
Accounting fees................................................     65
Transfer agent fees............................................     91
Other fees.....................................................     92
                                                                ------
 Total expenses before fee reductions..........................          3,648
 Expenses reduced by Investment Advisor........................           (495)
 Expenses reduced by Administrator.............................           (165)
 Expenses reduced by Distributor...............................           (162)
 Expenses reduced by Fund Accountant...........................            (37)
                                                                       -------
 Net expenses..................................................          2,789
                                                                       -------
Net Investment Income..........................................         18,510
                                                                       -------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions................          2,946
Change in unrealized appreciation/depreciation from
 investments...................................................         14,200
                                                                       -------
Net realized/unrealized gains from investments.................         17,146
                                                                       -------
Change in net assets resulting from operations.................        $35,656
                                                                       =======

                       See notes to financial statements

AMSOUTH FUNDS
Government Income Fund

 Statements of Changes in Net Assets

                                                       Year Ended Year Ended
                                                        July 31,   July 31,
                                                          2001       2000
                                                       ---------- ----------
                                                            (Amounts in
                                                            thousands)
From Investment Activities:
Operations:
 Net investment income................................  $ 18,510   $  8,422
 Net realized gains (losses) from investment
  transactions........................................     2,946     (3,175)
 Change in unrealized appreciation/depreciation from
  investments.........................................    14,200      7,276
                                                        --------   --------
Change in net assets resulting from operations........    35,656     12,523
                                                        --------   --------
Distributions to Class A Shareholders (a):
 From net investment income...........................      (320)      (276)
Distributions to Class B Shareholders:
 From net investment income...........................       (41)        (8)(c)
Distributions to Trust Shareholders (b):
 From net investment income...........................   (18,578)    (7,506)
                                                        --------   --------
Change in net assets from shareholder distributions...   (18,939)    (7,790)
                                                        --------   --------
Change in net assets from capital transactions........   (70,352)   349,722
                                                        --------   --------
Change in net assets..................................   (53,635)   354,455
Net Assets:
 Beginning of period..................................   363,041      8,586
                                                        --------   --------
 End of period........................................  $309,406   $363,041
                                                        ========   ========

(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.
(c) For the period from March 13, 2000 (commencement of operations) through July 31, 2000.

                       See notes to financial statements

AMSOUTH FUNDS
Government Income Fund

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                           2001 +      2000       1999     1998 (a)     1997
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....   $ 9.60     $ 9.62     $ 9.88     $ 9.75    $  9.40
                           ------     ------     ------     ------    -------
Investment Activities
 Net investment income..     0.55       0.56       0.54       0.63       0.58
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.50      (0.04)     (0.28)      0.09       0.35
                           ------     ------     ------     ------    -------
 Total from Investment
  Activities............     1.05       0.52       0.26       0.72       0.93
                           ------     ------     ------     ------    -------
Distributions
 Net investment income..    (0.55)     (0.54)     (0.52)     (0.59)     (0.58)
                           ------     ------     ------     ------    -------
 Total Distributions....    (0.55)     (0.54)     (0.52)     (0.59)     (0.58)
                           ------     ------     ------     ------    -------
Change in Net Asset
 Value..................     0.50      (0.02)     (0.26)      0.13       0.35
                           ------     ------     ------     ------    -------
Net Asset Value, End of
 Period.................   $10.10     $ 9.60     $ 9.62     $ 9.88    $  9.75
                           ======     ======     ======     ======    =======
Total Return (excludes
 sales charge)..........    11.25%      5.55%      2.62%      7.58%     10.21%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $5,672     $5,879     $5,436     $8,176    $11,622
Ratio of expenses to
 average net assets.....     0.99%      0.85%      0.70%      0.71%      0.69%
Ratio of net investment
 income to average net
 assets.................     5.47%      5.77%      5.35%      5.95%      5.98%
Ratio of expenses to
 average net assets*....     1.20%      1.30%      1.90%      1.77%      1.29%
Portfolio turnover**....       25%        42%        27%        35%         3%

/\  Formerly Classic Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Government Income Fund


 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                                        Year Ended Year Ended
                                                         July 31,   July 31,
                                                          2001 +    2000 (a)
                                                        ---------- ----------
Net Asset Value, Beginning of Period...................   $ 9.61     $9.48
                                                          ------     -----
Investment Activities
 Net investment income.................................     0.47      0.18
 Net realized and unrealized gains from investments....     0.51      0.10
                                                          ------     -----
 Total from Investment Activities......................     0.98      0.28
                                                          ------     -----
Distributions
 Net investment income.................................    (0.49)    (0.15)
                                                          ------     -----
 Total Distributions...................................    (0.49)    (0.15)
                                                          ------     -----
Change in Net Asset Value..............................     0.49      0.13
                                                          ------     -----
Net Asset Value, End of Period.........................   $10.10     $9.61
                                                          ======     =====
Total Return (excludes redemption charge)..............    10.36%     2.98%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)......................   $1,635     $ 520
Ratio of expenses to average net assets................     1.74%     1.75%(c)
Ratio of net investment income to average net assets...     4.65%     4.77%(c)
Ratio of expenses to average net assets*...............     1.95%     1.98%(c)
Portfolio turnover**...................................       25%       42%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period from March 13, 2000 (commencement of operations) through July 31, 2000.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Government Income Fund

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                  Year Ended Year Ended Year Ended Period Ended
                                   July 31,   July 31,   July 31,    July 31,
                                    2001 +      2000       1999      1998 (a)
                                  ---------- ---------- ---------- ------------
Net Asset Value, Beginning of
 Period.........................   $   9.61   $   9.62    $ 9.87      $ 9.66
                                   --------   --------    ------      ------
Investment Activities
 Net investment income..........       0.56       0.57      0.54        0.59
 Net realized and unrealized
  gains (losses) from
  investments...................       0.50      (0.03)    (0.26)       0.17
                                   --------   --------    ------      ------
 Total from Investment
  Activities....................       1.06       0.54      0.28        0.76
                                   --------   --------    ------      ------
Distributions
 Net investment income..........      (0.57)     (0.55)    (0.53)      (0.55)
                                   --------   --------    ------      ------
 Total Distributions............      (0.57)     (0.55)    (0.53)      (0.55)
                                   --------   --------    ------      ------
Change in Net Asset Value.......       0.49      (0.01)    (0.25)       0.21
                                   --------   --------    ------      ------
Net Asset Value, End of Period..   $  10.10   $   9.61    $ 9.62      $ 9.87
                                   ========   ========    ======      ======
Total Return....................      11.30%      5.91%     2.72%       7.58%(b)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)..........................   $302,099   $356,642    $3,150      $2,521
Ratio of expenses to average net
 assets.........................       0.84%      0.85%     0.60%       0.63%(c)
Ratio of net investment income
 to average net assets..........       5.62%      5.68%     5.44%       5.72%(c)
Ratio of expenses to average net
 assets*........................       1.10%      1.13%     1.65%       1.80%(c)
Portfolio turnover**............         25%        42%       27%         35%

/\  Formerly Premier Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 8.04%.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Limited Term U.S. Government Fund                                  July 31, 2001
                                           (Amounts in thousands, except shares)

 U.S. Government Agencies (53.2%)

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Fannie Mae (9.3%)
5.38%, 3/15/02............................................. $    1,000 $  1,012
5.98%, 11/12/02............................................        500      512
5.63%, 5/14/04.............................................        500      515
5.75%, 6/15/05.............................................        250      257
6.44%, 8/14/07.............................................        500      530
6.65%, 11/14/07............................................        500      514
                                                                       --------
                                                                          3,340
                                                                       --------
Federal Farm Credit Bank (6.4%)
5.76%, 7/7/03..............................................        750      772
5.07%, 12/15/03............................................      1,000    1,016
5.75%, 9/1/05, MTN.........................................        500      512
                                                                       --------
                                                                          2,300
                                                                       --------
Federal Home Loan Bank (5.0%)
5.82%, 3/30/09.............................................      1,000    1,014
6.34%, 6/29/04.............................................        750      786
                                                                       --------
                                                                          1,800
                                                                       --------
Freddie Mac (7.0%)
5.00%, 1/15/04.............................................      1,000    1,014
6.16%, 9/25/02.............................................        500      514
6.53%, 3/3/08..............................................      1,000    1,001
                                                                       --------
                                                                          2,529
                                                                       --------
Government National Mortgage Assoc. (8.4%)
5.50%, 3/15/16, Pool #523055...............................        983      972
7.00%, 8/15/11, Pool #423984...............................        418      432
7.00%, 9/15/11, Pool #423923...............................        397      411
7.50%, 5/15/10, Pool #407408...............................        369      385
7.50%, 8/15/11, Pool #423914...............................        430      449
7.50%, 10/15/11, Pool #431451..............................        324      338
9.00%, 12/15/01, Pool #152718..............................          1        1
9.00%, 2/15/03, Pool #248038...............................         37       39
                                                                       --------
                                                                          3,027
                                                                       --------
Private Export Funding (7.2%)
6.45%, 9/30/04.............................................      1,000    1,052
5.53%, 4/30/06.............................................      1,000    1,018
5.75%, 1/15/08.............................................        500      511
                                                                       --------
                                                                          2,581
                                                                       --------
Tennessee Valley Authority (9.9%)
6.50%, 8/20/01.............................................      1,000    1,001
5.28%, 9/14/01.............................................      1,000    1,001
6.00%, 9/24/02.............................................      1,000    1,023
5.38%, 11/13/08............................................        600      598
                                                                       --------
                                                                          3,623
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCIES.............................              19,200
                                                                       --------

 U.S. Treasury Notes (42.4%)

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

7.50%, 11/15/01............................................ $    3,500 $  3,540
6.63%, 4/30/02.............................................      1,500    1,535
7.50%, 5/15/02.............................................      1,000    1,032
6.25%, 6/30/02.............................................        750      769
5.63%, 12/31/02............................................      1,000    1,028
6.50%, 8/15/05.............................................      2,000    2,152
5.63%, 2/15/06.............................................      2,000    2,094
6.50%, 10/15/06............................................      2,000    2,171
4.75%, 11/15/08............................................      1,000      991
                                                                       --------
TOTAL U.S. TREASURY NOTES..................................              15,312
                                                                       --------

 Investment Companies (2.9%)

AIM Treasury Money Market Fund.............................      4,334        4
AmSouth Treasury Reserve Money Market Fund.................  1,046,634    1,047
                                                                       --------
TOTAL INVESTMENT COMPANIES.................................               1,051
                                                                       --------
TOTAL INVESTMENTS
 (Cost $34,931) (a) -- 98.5%...............................              35,563
Other assets in excess of liabilities -- 1.5%..............                 528
                                                                       --------
NET ASSETS -- 100.0%.......................................            $ 36,091
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation................................................. $646
  Unrealized depreciation.................................................  (14)
                                                                           ----
  Net unrealized appreciation............................................. $632
                                                                           ====

MTN -- Medium Term Note

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term U.S. Government Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $34,931)...........................        $35,563
Interest and dividends receivable..............................            542
Collateral for securities loaned, at fair value................          3,638
Prepaid expenses and other assets..............................              8
                                                                       -------
 Total Assets..................................................         39,751

Liabilities:
Payable upon return of securities loaned....................... $3,638
Accrued expenses and other payables:
 Investment advisory fees......................................      6
 Administration fees...........................................      1
 Shareholder servicing and distribution fees...................      4
 Custodian fees................................................      1
 Other.........................................................     10
                                                                ------
 Total Liabilities.............................................          3,660
                                                                       -------
Net Assets:
Capital........................................................         36,633
Accumulated net investment income..............................             40
Accumulated net realized losses from investment transactions...         (1,214)
Unrealized appreciation from investments.......................            632
                                                                       -------
Net Assets.....................................................        $36,091
                                                                       =======
Class A Shares
 Net Assets....................................................        $ 3,003
 Shares outstanding............................................            292
 Redemption price per share....................................        $ 10.26
                                                                       =======
Class A Shares -- Maximum Sales Charge.........................           4.00%
                                                                       -------
 Maximum Offering Price Per Share
  (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to
  the nearest cent)............................................        $ 10.69
                                                                       =======
Class B Shares
 Net Assets....................................................        $   737
 Shares outstanding............................................             72
 Offering price per share* ....................................        $ 10.27
                                                                       =======
Trust Shares (b)
 Net Assets....................................................        $32,351
 Shares outstanding............................................          3,153
 Offering and redemption price per share.......................        $ 10.26
                                                                       =======

* Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Limited Term U.S. Government Fund.
(b) Formerly Institutional Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income....................................................      $2,107
Dividend income....................................................          55
Securities lending income..........................................           1
                                                                         ------
 Total Investment Income...........................................       2,163

Expenses:
Investment advisory fees........................................... $244
Administration fees................................................   75
Distribution fees -- Class B Shares................................    4
Shareholder servicing fees -- Class A Shares.......................    8
Shareholder servicing fees -- Class B Shares.......................    1
Shareholder servicing fees -- Trust Shares (b).....................   50
Custodian fees.....................................................   10
Accounting fees....................................................   12
Transfer agent fees................................................   54
Registration and filing fees.......................................   30
Other fees.........................................................   17
                                                                    ----
 Total expenses before fee reductions..............................         505
 Expenses reduced by Investment Advisor............................         (56)
 Expenses reduced by Administrator.................................         (19)
 Expenses reduced by Transfer Agent................................         (24)
 Expenses reduced by Distributor...................................         (17)
 Expenses reduced by Fund Accountant...............................          (4)
                                                                         ------
 Net expenses......................................................         385
                                                                         ------
Net Investment Income..............................................       1,778
                                                                         ------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions....................          16
Change in unrealized appreciation/depreciation from investments....       1,398
                                                                         ------
Net realized/unrealized gains on investments.......................       1,414
                                                                         ------
Change in net assets resulting from operations.....................      $3,192
                                                                         ======

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term U.S. Government Fund (a)

 Statements of Changes in Net Assets

                                           Year Ended Period Ended  Year Ended
                                            July 31,    July 31,   December 31,
                                              2001      2000 (b)       1999
                                           ---------- ------------ ------------
                                                  (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income....................  $ 1,778     $ 1,280      $ 2,342
 Net realized gains (losses) from
  investment transactions.................       16         (77)          22
 Change in unrealized
  appreciation/depreciation from
  investments.............................    1,398         153       (1,865)
                                            -------     -------      -------
Change in net assets resulting from
 operations...............................    3,192       1,356          499
                                            -------     -------      -------
Distributions to Class A Shareholders:
 From net investment income...............     (160)        (98)        (144)
 From net realized gains on investment
  transactions............................       --          --           (5)
Distributions to Class B Shareholders:
 From net investment income...............      (20)         (9)         (20)
Distributions to Trust Shareholders (c):
 From net investment income...............   (1,622)     (1,091)      (2,178)
 From net realized gains on investment
  transactions............................       --          --          (54)
                                            -------     -------      -------
Change in net assets from shareholder
 distributions............................   (1,802)     (1,198)      (2,401)
                                            -------     -------      -------
Change in net assets from capital
 transactions.............................   (7,116)     (4,655)        (995)
                                            -------     -------      -------
Change in net assets......................   (5,726)     (4,497)      (2,897)
Net Assets:
 Beginning of period......................   41,817      46,314       49,211
                                            -------     -------      -------
 End of period............................  $36,091     $41,817      $46,314
                                            =======     =======      =======

(a) Formerly ISG Limited Term U.S. Government Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term U.S. Government Fund (a)

 Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Period Ended   Year Ended   Year Ended  Period Ended
                          July 31,    July 31,    December 31, December 31, December 31,
                           2001 +     2000 (b)        1999         1998       1997 (c)
                         ---------- ------------  ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....   $ 9.89      $ 9.85        $10.25       $10.12      $ 10.00
                           ------      ------        ------       ------      -------
Investment Activities
 Net investment income..     0.47        0.28          0.50         0.53         0.42
 Net realized and
  unrealized gain
  (losses) from
  investments...........     0.37        0.02         (0.39)        0.14         0.12
                           ------      ------        ------       ------      -------
 Total from Investment
  Activities............     0.84        0.30          0.11         0.67         0.54
                           ------      ------        ------       ------      -------
Distributions
 Net investment income..    (0.47)      (0.26)        (0.50)       (0.53)       (0.42)
 Net realized gains from
  investment
  transactions..........       --          --         (0.01)       (0.01)          --
                           ------      ------        ------       ------      -------
 Total Distributions....    (0.47)      (0.26)        (0.51)       (0.54)       (0.42)
                           ------      ------        ------       ------      -------
Change in Net Asset
 Value..................     0.37        0.04         (0.40)        0.13         0.12
                           ------      ------        ------       ------      -------
Net Asset Value, End of
 Period.................   $10.26      $ 9.89        $ 9.85       $10.25      $ 10.12
                           ======      ======        ======       ======      =======
Total Return (excludes
 sales charge)..........     8.71%       3.11%(d)      1.08%        6.69%        5.54%(d)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $3,003      $3,791        $3,571       $2,437      $20,103
Ratio of expenses to
 average net assets.....     1.15%       1.09%(e)      0.98%        1.02%        1.00%(e)
Ratio of net investment
 income to average net
 assets.................     4.63%       4.89%(e)      4.93%        5.16%        5.34%(e)
Ratio of expenses to
 average net assets*....     1.42%       1.36%(e)      1.40%        1.54%        1.62%(e)
Portfolio turnover**....       31%          4%           17%          86%          52%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Limited Term U.S. Government Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(d)  Not annualized.
(e)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term U.S. Government Fund (a)


 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                             Year Ended Period Ended   Year Ended  Period Ended
                              July 31,    July 31,    December 31, December 31,
                               2001 +     2000 (b)        1999       1998 (c)
                             ---------- ------------  ------------ ------------
Net Asset Value, Beginning
 of Period.................    $ 9.90      $ 9.86        $10.26       $10.12
                               ------      ------        ------       ------
Investment Activities
 Net investment income.....      0.38        0.25          0.41         0.35
 Net realized and
  unrealized gains (losses)
  from investments.........      0.39        0.01         (0.39)        0.15
                               ------      ------        ------       ------
 Total from Investment
  Activities...............      0.77        0.26          0.02         0.50
                               ------      ------        ------       ------
Distributions
 Net investment income.....     (0.40)      (0.22)        (0.41)       (0.35)
 Net realized gains from
  investment transactions..        --          --         (0.01)       (0.01)
                               ------      ------        ------       ------
 Total Distributions.......     (0.40)      (0.22)        (0.42)       (0.36)
                               ------      ------        ------       ------
Change in Net Asset Value..      0.37        0.04         (0.40)        0.14
                               ------      ------        ------       ------
Net Asset Value, End of
 Period....................    $10.27      $ 9.90        $ 9.86       $10.26
                               ======      ======        ======       ======
Total Return (excludes
 redemption charge)........      7.91%       2.67%(d)      0.22%        4.98%(d)

Ratios/Supplemental Data:
Net Assets at end of period
 (000).....................    $  737      $  378        $  462       $  430
Ratio of expenses to
 average net assets........      1.90%       1.88%(e)      1.83%        1.97%(e)
Ratio of net investment
 income to average net
 assets....................      3.75%       4.13%(e)      4.06%        4.01%(e)
Ratio of expenses to
 average net assets*.......      2.17%       2.06%(e)      1.99%        2.24%(e)
Portfolio turnover**.......        31%          4%           17%          86%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Limited Term U.S. Government Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.
(d)  Not annualized.
(e)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term U.S. Government Fund (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                            Year Ended Period Ended    Year Ended  Period Ended
                             July 31,    July 31,     December 31, December 31,
                              2001 +     2000 (b)         1999       1998 (c)
                            ---------- ------------   ------------ ------------
Net Asset Value, Beginning
 of Period................   $  9.89     $  9.85        $ 10.25      $ 10.29
                             -------     -------        -------      -------
Investment Activities
 Net investment income....      0.48        0.29           0.50         0.03
 Net realized and
  unrealized gains
  (losses) from
  investments.............      0.38        0.02          (0.39)       (0.04)
                             -------     -------        -------      -------
 Total from Investment
  Activities..............      0.86        0.31           0.11        (0.01)
                             -------     -------        -------      -------
Distributions
 Net investment income....     (0.49)      (0.27)         (0.50)       (0.03)
 Net realized gains from
  investment
  transactions............        --          --          (0.01)          --
                             -------     -------        -------      -------
 Total Distributions......     (0.49)      (0.27)         (0.51)       (0.03)
                             -------     -------        -------      -------
Change in Net Asset
 Value....................      0.37        0.04          (0.40)       (0.04)
                             -------     -------        -------      -------
Net Asset Value, End of
 Period...................   $ 10.26     $  9.89        $  9.85      $ 10.25
                             =======     =======        =======      =======
Total Return..............      8.88%       3.18%(d)       1.08%       (0.14%)(d)

Ratios/Supplemental Data:
Net Assets at end of
 period (000).............   $32,351     $37,648        $42,281      $46,344
Ratio of expenses to
 average net assets.......      1.00%       0.99%(e)       0.98%        0.69%(e)
Ratio of net investment
 income to average net
 assets...................      4.76%       5.00%(e)       4.94%        5.29%(e)
Ratio of expenses to
 average net assets*......      1.32%       1.21%(e)       1.14%        0.96%(e)
Portfolio turnover**......        31%          4%            17%          86%

/\  Formerly Institutional Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly ISG Limited Term U.S. Government Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Municipal Bond Fund                                                July 31, 2001
                                           (Amounts in thousands, except shares)

 Municipal Bonds (95.3%)

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Alabama (46.9%)
Alabama 21st Century Authority, Tobacco Settlement
 Revenue, 5.13%, 12/1/05..................................  $    1,000 $  1,025
Alabama 21st Century Authority, Tobacco Settlement
 Revenue, 5.25%, 12/1/06..................................       1,000    1,031
Alabama State Agriculture & Mechanical University,
 Revenue, 4.55%, 11/1/09, Callable 5/1/08 @ 102, MBIA.....       2,245    2,309
Alabama State Agriculture & Mechanical University,
 Revenue, 4.65%, 11/1/10, Callable 5/1/08 @ 102, MBIA.....       2,355    2,426
Alabama State Agriculture & Mechanical University,
 Revenue, 6.50%, 11/1/25, Callable 11/1/05 @ 102, MBIA....       2,035    2,320
Alabama State Corrections Institution, Series A, 4.90%,
 4/1/03, MBIA.............................................       3,060    3,155
Alabama State Judicial Building Authority, Judicial
 Facilities Project, 4.75%, 1/1/05, AMBAC.................       3,700    3,853
Alabama State Judicial Building Authority, Judicial
 Facilities Project, 4.85%, 1/1/06, AMBAC.................       3,880    4,071
Alabama State Mental Health Finance Authority, Special
 Tax, 4.88%, 5/1/03, MBIA.................................       2,000    2,065
Alabama State Public School & College Authority, 5.00%,
 12/1/05, Callable 6/1/03 @ 103...........................       3,390    3,578
Alabama State Public School & College Authority, 5.13%,
 11/1/14, Callable 11/1/08 @ 101.5, FSA...................       8,000    8,309
Alabama State Public School & College Authority, Revenue,
 Series A,
 4.38%, 8/1/04............................................      10,000   10,317
Alabama State Public School & College Authority, Capital
 Improvement, 4.75%, 11/1/06, Callable 11/1/05 @ 101......       5,000    5,259
Alabama State Water Pollution Control Authority, Revolving
 Fund, Series B, 5.25%, 8/15/08, Callable 8/15/06 @ 100,
 AMBAC....................................................       1,095    1,157
Alabama State Water Pollution Control Authority, Revolving
 Fund, Series B, 5.38%, 8/15/10, Callable 8/15/06 @ 100,
 AMBAC....................................................         860      904
Alabama State Water Pollution Control Authority, Revolving
 Fund, Series B, 5.40%, 8/15/11, Callable 8/15/06 @ 100,
 AMBAC....................................................       1,840    1,930
Alabama State Water Pollution Control Authority, Revolving
 Fund, Series B, 5.50%, 8/15/16, Callable 8/15/06 @ 100,
 AMBAC....................................................       3,890    4,015
Alabama State, Series A, GO, 4.60%, 10/1/05...............       3,500    3,657

 Municipal Bonds, continued

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Alabama, continued
Auburn University, University Revenues, General Fee,
 5.25%, 6/1/06, Callable 6/1/03 @ 102, MBIA...............  $    1,000 $  1,047
Birmingham, GO, 4.90%, 7/1/06.............................       1,500    1,585
Birmingham, Capital Improvements, Series A, GO, 4.75%,
 10/1/10, Callable
 4/1/08 @ 102.............................................       1,340    1,392
Birmingham, Capital Improvements, Series A, GO, 4.85%,
 10/1/11, Callable
 4/1/08 @ 102.............................................       1,430    1,484
Birmingham, Capital Improvements, Series B, GO, 4.80%,
 10/1/08, Callable
 4/1/07 @ 102.............................................       1,040    1,094
Birmingham Industrial Water Board, Industrial Water
 Supply, 5.30%, 3/1/04, Callable 3/1/03 @ 102, ETM........       1,100    1,157
Birmingham Industrial Water Board, Industrial Water
 Supply, 5.40%, 3/1/05, Callable 3/1/03 @ 102, ETM........       1,000    1,067
Birmingham Industrial Water Board, Industrial Water
 Supply, 5.50%, 3/1/06, Prerefunded 3/1/05 @ 100..........       1,300    1,392
Birmingham Industrial Water Board, Industrial Water
 Supply, 6.20%, 7/1/08, Prerefunded 1/1/07 @ 100..........       3,105    3,364
Birmingham Special Care Facilities Funding Authority,
 Series D, 4.95%, 11/1/14, Prerefunded 11/1/07 @ 100......       2,900    3,072
Birmingham Waterworks & Sewer Board, Water & Sewer
 Revenue, 5.90%, 1/1/03, Callable 1/1/02 @ 102............       1,375    1,421
Clark & Mobile County Gas District, 5.60%, 12/1/17,
 Callable 12/1/06 @ 102, MBIA.............................       1,045    1,096
Daphne Special Care Facilities Financing Authority,
 Presbyterian Retirement Corp., 7.30%, 8/15/18,
 Prerefunded 8/15/01 @ 100................................       9,500    9,515
Dothan, GO, 5.05%, 9/1/09, FSA............................         905      965
Dothan, GO, 5.10%, 9/1/10, Callable 9/1/09 @ 101, FSA.....       1,515    1,619
Florence Water, Series B, 4.70%, 12/1/13, Callable 12/1/08
 @ 102, FSA...............................................       1,025    1,038
Florence, Warrants, Series A, GO, 4.65%, 9/1/03, MBIA.....       2,180    2,253
Florence, Warrants, Series A, GO, 4.35%, 12/1/07, FSA.....         390      402
Florence, Warrants, Series A, GO, 4.40%, 12/1/08..........         405      417
Florence, Warrants, Series A, GO, 4.50%, 12/1/09..........         425      437
Florence, Warrants, Series A, GO, 4.60%, 12/1/10, Callable
 12/1/08 @ 102............................................         445      459
Florence, Warrants, Series B, GO, 4.35%, 12/1/07, FSA.....         790      814

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Municipal Bond Fund                                                July 31, 2001
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                             Shares or
                                                             Principal
                                                               Amount    Value
                                                             ---------- --------

Alabama, continued
Florence, Warrants, Series B, GO, 4.40%, 12/1/08, FSA......  $      825 $    849
Florence, Warrants, Series B, GO, 4.50%, 12/1/09, Callable
 12/1/08 @ 102, FSA........................................         865      889
Florence, Warrants, Series B, GO, 4.60%, 12/1/10, Callable
 12/1/08 @ 102, FSA........................................         900      928
Gadsden East Alabama Medical Clinic Board, Baptist Hospital
 of Gadsden, Inc., Series A, 7.80%, 11/1/21, Prerefunded
 11/1/01 @ 102.............................................       3,950    4,077
Hoover, Warrants, GO, 4.50%, 3/1/13, Prerefunded 3/1/03 @
 100.......................................................       5,450    5,398
Huntsville, Series A, GO, 4.75%, 11/1/18, Callable 11/1/08
 @ 101.....................................................       1,445    1,404
Huntsville Electric, 4.60%, 12/1/09, Callable 12/1/07 @
 102.......................................................         550      568
Huntsville Electric, 4.70%, 12/1/10, Callable 12/1/07 @
 102.......................................................         660      681
Huntsville Electric, 4.80%, 12/1/11, Callable 12/1/07 @
 102.......................................................         680      702
Huntsville, Warrants, Series B, GO,
 4.00%, 11/1/05............................................       3,120    3,187
Huntsville, Warrants, Series B, GO,
 4.00%, 11/1/06............................................       3,245    3,301
Huntsville, Warrants, Series B, GO,
 4.10%, 11/1/07............................................       3,380    3,433
Huntsville Water System, Warrants, 5.00%, 5/1/02, AMBAC....       2,000    2,034
Jefferson County, GO, 5.30%, 4/1/09, Prerefunded 4/1/03 @
 102.......................................................       4,000    4,144
Jefferson County Board of Education, Capital Outlay, 5.40%,
 2/15/10, Callable 2/15/03 @ 102, AMBAC....................       1,000    1,056
Jefferson County, Sewer Revenue Warrants, 5.40%, 9/1/04,
 Prerefunded 3/1/03 @ 102, MBIA............................       2,400    2,548
Jefferson County, Warrants, GO, 5.00%, 4/1/04, Callable
 4/1/03 @ 102..............................................       5,000    5,212
Jefferson County, Warrants, GO, 5.10%,
 2/15/10, FSA..............................................       1,000    1,065
Madison Water & Wastewater Board, Water & Sewer Revenue,,
 4.60%, 12/1/11, AMBAC.....................................         725      738
Mobile County, Series A, GO, 5.00%, 2/1/04, Callable 2/1/03
 @ 102.....................................................       1,350    1,406
Mobile County, Warrants, Series A, Limited GO, 5.10%,
 2/1/05, Callable 2/1/03 @ 102.............................       5,000    5,211
Mobile, Warrants, GO, 6.50%, 2/15/05, AMBAC................       1,630    1,793
Mobile, Warrants, GO, 6.50%, 2/15/06, AMBAC................       1,685    1,884
Mobile, Warrants, GO, 4.85%, 2/15/09, GO...................       2,250    2,297
Mobile Water & Sewer Commissioners, Water & Sewer Revenue,
 5.00%, 1/1/05, FGIC.......................................       3,250    3,411

 Municipal Bonds, continued

                                                             Shares or
                                                             Principal
                                                               Amount    Value
                                                             ---------- --------

Alabama, continued
Montgomery County, Warrants, GO, 5.00%, 11/1/04,
 Callable 11/1/02 @ 102....................................  $    1,500 $  1,561
Montgomery, Warrants, Series A, GO, 5.00%, 5/1/05, Callable
 5/1/03 @ 102..............................................       1,040    1,086
Montgomery, Warrants, Series A, GO, 5.00%, 5/1/06, Callable
 5/1/03 @ 102..............................................       1,000    1,041
Montgomery Waterworks & Sanitary Sewer Board, 5.50%,
 9/1/08, Callable 9/1/06 @ 101, MBIA.......................       3,000    3,235
Montgomery Waterworks & Sanitary Sewer Board, Series B,
 5.70%, 9/1/02.............................................       1,000    1,030
Montgomery Waterworks & Sanitary Sewer Board, Series B,
 6.25%, 9/1/08,
 Callable 9/1/02 @ 102.....................................       2,500    2,634
Montgomery, Waterworks & Sanitary Sewer Board, Series B,
 6.30%, 9/1/10,
 Callable 9/1/02 @ 102.....................................       3,565    3,758
Shelby County Board of Education, Warrants, Capital Outlay,
 4.80%, 2/1/10,
 Callable 2/1/09 @ 101, AMBAC..............................       1,005    1,047
Shelby County, Warrants, Series A, 5.60%, 8/1/02, AMBAC....       1,990    2,046
Shelby County, Warrants, Series A, 5.70%, 2/1/03, AMBAC....       1,830    1,902
Talladega County Industrial Development Board, Cyprus 1
 Project, 9.75%, 12/1/13...................................         335      337
University of Alabama, General Fee, 4.60%, 6/1/09, Callable
 6/1/07 @ 102, MBIA........................................       1,200    1,239
University of Alabama, General Fee, 4.70%, 6/1/10, Callable
 6/1/07 @ 102, MBIA........................................       1,300    1,342
University of Alabama, General Fee, 4.75%, 6/1/11, Callable
 6/1/07 @ 102, MBIA........................................       1,500    1,542
University of South Alabama, University Revenues, Tuition,
 4.70%, 11/15/08, Callable 5/15/06 @ 102, AMBAC............       2,185    2,280
                                                                        --------
                                                                         182,767
                                                                        --------
Arizona (0.3%)
Pima County School District No.16, Catalina Foothills, GO,
 5.75%, 7/1/06, MBIA.......................................       1,200    1,314
                                                                        --------
California (1.6%)
Franklin-McKinley School District, Refunding, GO, 6.00%,
 7/1/16, FSA...............................................       1,000    1,153
San Mateo County Transit District, Sales Tax Revenue,
 Series A, 5.25%, 6/1/16, Callable 6/1/09 @ 101, FSA.......       4,765    4,952
                                                                        --------
                                                                           6,105
                                                                        --------
Florida (7.5%)
Dade County, Series DD, GO, 7.70%, 10/1/08, AMBAC..........       1,760    2,162

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Municipal Bond Fund                                                July 31, 2001
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------
Florida, continued
Dade County, Series DD, GO, 7.70%, 10/1/12, AMBAC.........  $    1,000 $  1,273
Florida State Board of Education, Capital Outlay, Series
 A, GO, 5.00%, 6/1/08.....................................       6,500    6,903
Jacksonville Water & Sewer District, Revenue, 5.00%,
 10/1/20, MBIA............................................       9,550   10,204
Reedy Creek Improvement District, Series 1, 5.50%,
 10/1/08, Callable 10/1/07 @ 101, AMBAC...................       8,070    8,819
                                                                       --------
                                                                         29,361
                                                                       --------
Georgia (0.3%)
Georgia State, Series A, GO, 6.10%, 2/1/03, Callable
 9/10/01 @ 102............................................       1,000    1,023
                                                                       --------
Hawaii (1.0%)
Hawaii State, GO, 5.50%, 3/1/16, Prerefunded 3/1/07 @ 102,
 FGIC.....................................................       3,625    4,004
                                                                       --------
Illinois (2.6%)
Chicago Metropolitan Water Reclamation District, Greater
 Chicago Capital Improvements, GO, 6.90%, 1/1/07..........       7,830    8,982
Will County Forest Preservation District, Series B, GO,
 0.00%, 12/1/18, FGIC.....................................       3,000    1,218
                                                                       --------
                                                                         10,200
                                                                       --------
Kentucky (0.5%)
Carrollton & Henderson Public Energy Authority, Gas
 Revenue, Series A, 5.00%, 1/1/09, FSA....................       2,000    2,040
                                                                       --------
Louisiana (0.3%)
Louisiana Local Government Environmental Facilities,
 Community Development Authority, Revenue, Capital
 Projects & Equipment Acquisition, 5.25%, 12/1/18, AMBAC..       1,085    1,139
                                                                       --------
Minnesota (0.6%)
Centennial Independent School District, No. 12, Series A,
 GO, 5.60%, 2/1/07, MBIA..................................       2,175    2,368
                                                                       --------
Mississippi (1.4%)
Medical Center Educational Building Corp. of Mississippi,
 Revenue, University of Mississippi Medical Center
 Project, 5.90%, 12/1/23, Prerefunded 12/1/04 @ 102, MBIA-
 IBC......................................................       2,075    2,289
Mississippi State, Series B, GO, 5.90%, 11/15/09..........       1,000    1,126
Mississippi State, Capital Improvements, Series A, GO,
 5.20%, 8/1/11,
 Callable 8/1/03 @ 100....................................       2,000    2,087
                                                                       --------
                                                                          5,502
                                                                       --------
Missouri (0.1%)
Missouri State, Water Pollution, Series B, GO, 5.00%,
 8/1/07, Callable 8/1/03 @ 102............................         390      407
                                                                       --------

 Municipal Bonds, continued

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Ohio (2.7%)
Ohio State Higher Education, Series A, GO, 5.20%, 2/1/10..  $    9,700 $ 10,420
                                                                       --------
Oklahoma (0.4%)
Moore, Refunding, GO, 5.75%, 4/1/12, MBIA.................       1,530    1,687
                                                                       --------
Oregon (2.0%)
Salem, GO, 4.45%, 12/1/10, Callable 6/1/09 @ 100, FSA.....       2,365    2,406
Washington County Criminal Justice Facilities, GO, 5.00%,
 12/1/09, Callable 12/1/07 @ 100..........................       5,285    5,559
                                                                       --------
                                                                          7,965
                                                                       --------
Pennsylvania (0.4%)
Bethlehem Area School District, GO, 6.00%, 3/1/16,
 Prerefunded 3/1/06 @ 100, State Aid Withholding, MBIA....       1,500    1,653
                                                                       --------
Rhode Island (1.1%)
Rhode Island Port Authority & Economic Development Corp.,
 Revenue, Shepard Building Project, Series B, 6.75%,
 6/1/25, Prerefunded 6/1/04 @ 102, AMBAC..................       1,000    1,114
Rhode Island State, Series A, GO, 5.75%, 9/1/13, Callable
 9/1/09 @ 101, FGIC.......................................       3,065    3,367
                                                                       --------
                                                                          4,481
                                                                       --------
South Carolina (2.5%)
Beaufort County School District, Series B, GO, 4.10%,
 2/1/09, Callable 2/1/07 @ 101, SCSDE.....................       5,525    5,522
Beaufort County School District, Series B, GO, 4.90%,
 3/1/09, Callable 3/1/05 @ 101............................       4,125    4,275
                                                                       --------
                                                                          9,797
                                                                       --------
Tennessee (3.0%)
Jackson, Improvements, 5.00%, 3/1/10, Prerefunded 3/1/05 @
 102......................................................       2,000    2,078
Metropolitan Government, Nashville & Davidson County,
 Industrial Development Board, Revenue, Multi-Family
 Housing, Arbor, Series C, 7.50%, 11/15/12,
 Prerefunded 5/15/12 @ 100................................       1,000    1,264
Metropolitan Government, Nashville & Davidson County
 Industrial Development Board, Revenue, Multi-Family
 Housing, Arbor, Series B, 7.50%, 11/15/10,
 Prerefunded 5/15/10 @ 100................................       1,000    1,242
Tennessee State, Series B, GO, 5.00%, 5/1/15, Callable
 5/1/08 @ 100.............................................       1,500    1,526
Tennessee State, Series B, GO, 4.60%, 5/1/07, Callable
 5/1/06 @ 100.............................................       5,495    5,688
                                                                       --------
                                                                         11,798
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Municipal Bond Fund                                                July 31, 2001
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                             Shares or
                                                             Principal
                                                               Amount    Value
                                                             ---------- --------

Texas (9.0%)
Cypress-Fairbanks Independent School District, Series A,
 GO, 6.13%, 8/1/10, Prerefunded 8/1/03 @ 100, PSF-GTD......  $    2,830 $  3,003
Dallas County, Series A, GO, 5.25%, 8/15/09................       3,000    3,225
El Paso, Limited GO, 6.10%, 8/15/03, FGIC..................         855      885
El Paso, Limited GO, 6.10%, 8/15/03, FGIC..................         145      150
Harris County, Housing Financial Corp., Multi-Family
 Housing Revenue, Breton Mill Partners, 7.00%, 3/1/07,
 Prerefunded 2/15/07 @ 100.................................       1,000    1,160
Katy Independent School District, Series A, GO, 4.50%,
 2/15/20,
 Callable 2/15/08 @ 100, PSF-GTD...........................       3,600    3,292
Lubbock Health Facilities Development Corp., Hospital
 Revenue, Methodist Hospital, Series B, 6.75%, 12/1/10,
 AMBAC.....................................................       1,000    1,197
Mesquite Independent School District, Series A, GO, 4.70%,
 8/15/08, Callable 8/15/07 @ 100...........................       4,000    4,139
Richardson Independent School District, Series C, 4.75%,
 2/15/22,
 Callable 2/15/08 @ 100, PSF-GTD...........................       1,000      950
San Antonio, Series A, GO, 4.75%, 2/1/19, Callable 2/1/09 @
 100.......................................................       1,590    1,524
Texas State, Series B, GO, 5.25%, 10/1/08, Callable 10/1/03
 @ 100.....................................................       5,000    5,240
University of Texas, 4.60%, 7/1/08, Callable 7/1/06 @ 100..       3,575    3,677
University of Texas, Series B, 4.25%, 8/15/09, Callable
 8/15/07 @ 100.............................................       5,455    5,489
Whitehouse Independent School District, GO, 4.80%, 2/15/12,
 Callable 2/15/08 @ 100....................................       1,000    1,016
                                                                        --------
                                                                          34,947
                                                                        --------
Utah (5.1%)
Davis County School District, GO, 4.38%, 6/1/08, School
 Board Guaranty............................................       4,805    4,919
Jordan School District, GO, 4.80%, 6/15/08, Callable
 6/15/07 @ 100.............................................       3,810    3,973
Utah State, Series F, GO, 5.00%, 7/1/09,
 Callable 7/1/07 @ 100.....................................       5,000    5,440
Utah State, Series F, GO, 5.00%, 7/1/09,
 Callable 7/1/07 @ 100.....................................       5,200    5,441
                                                                        --------
                                                                          19,773
                                                                        --------
Virginia (2.9%)
Virginia College Building Authority, Series A, 5.00%,
 9/1/12, Callable 9/1/07 @ 101.............................       2,000    2,080
Virginia State, GO, 5.00%, 6/1/08, Callable 6/1/07 @ 100...       5,000    5,302
Virginia State Public School Authority, Series S, 5.25%,
 8/1/09....................................................       3,500    3,791
                                                                        --------
                                                                          11,173
                                                                        --------

 Municipal Bonds, continued

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Washington (2.1%)
King County Public Hospital District No. 002, GO, 5.25%,
 12/1/13, MBIA............................................. $    1,095 $  1,145
Washington State, GO, 5.75%, 9/1/08........................      6,500    7,197
                                                                       --------
                                                                          8,342
                                                                       --------
West Virginia (0.3%)
Raleigh Fayette & Nicholas Counties, 6.20%, 8/1/04.........      1,000    1,086
                                                                       --------
Wisconsin (0.7%)
Wisconsin State Health & Educational Facilities Authority,
 Revenue, Wheaton Franciscan Services, Inc., 6.10%,
 8/15/09, MBIA.............................................      2,420    2,718
                                                                       --------
TOTAL MUNICIPAL BONDS......................................             372,070
                                                                       --------

 Investment Companies (3.2%)

Federated Tax-Free Money Market Fund.......................      4,807        5
Goldman Sachs Tax-Free Money Market Fund................... 12,366,267   12,366
                                                                       --------
TOTAL INVESTMENT COMPANIES.................................              12,371
                                                                       --------
TOTAL INVESTMENTS
 (Cost $368,576) (a) -- 98.5%..............................             384,441
Other assets in excess of liabilities  --1.5%..............               5,688
                                                                       --------
NET ASSETS -- 100.0%.......................................            $390,129
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.............................................. $15,948
  Unrealized depreciation..............................................     (83)
                                                                        -------
  Net unrealized appreciation.......................................... $15,865
                                                                        =======

AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
MBIA-IBC -- MBIA Insured Bond Certificates
PSF-GTD -- Permanent School Fund Guarantee
SCSDE -- South Carolina School District Enhancement

                                   Continued

AMSOUTH FUNDS
Municipal Bond Fund


 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $368,576)............................     $384,441
Interest and dividends receivable................................        5,822
Prepaid expenses and other assets................................           12
                                                                      --------
 Total Assets....................................................      390,275

Liabilities:
Accrued expenses and other payables:
 Investment advisory fees........................................ $55
 Administration fees.............................................  10
 Shareholder servicing and distribution fees.....................  35
 Custodian fees..................................................   9
 Other...........................................................  37
                                                                  ---
 Total Liabilities...............................................          146
                                                                      --------
Net Assets:
Capital..........................................................      373,113
Accumulated net investment income................................          875
Accumulated net realized gains from investment transactions......          276
Unrealized appreciation from investments.........................       15,865
                                                                      --------
Net Assets.......................................................     $390,129
                                                                      ========
Class A Shares (a)
 Net Assets......................................................     $  8,022
 Shares outstanding..............................................          788
 Redemption price per share......................................     $  10.18
                                                                      ========
Class A Shares -- Maximum Sales Charge...........................         4.00%
                                                                      --------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent).......     $  10.60
                                                                      ========
Class B Shares
 Net Assets......................................................     $  1,777
 Shares outstanding..............................................          175
 Offering price per share*.......................................     $  10.17
                                                                      ========
Trust Shares (b)
 Net Assets......................................................     $380,330
 Shares outstanding..............................................       37,330
 Offering and redemption price per share.........................     $  10.19
                                                                      ========

*  Redemption price per share varies by length of time shares are held.
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income................................................        $18,568
Dividend income................................................            153
                                                                       -------
 Total Investment Income.......................................         18,721
Expenses:
Investment advisory fees....................................... $2,546
Administration fees............................................    784
Distribution fees -- Class B Shares............................      9
Shareholder servicing fees -- Class A Shares (a)...............     17
Shareholder servicing fees -- Class B Shares...................      3
Shareholder servicing fees -- Trust Shares (b).................    576
Custodian fees.................................................    108
Accounting fees................................................     85
Transfer agent fees............................................     99
Other fees.....................................................    104
                                                                ------
 Total expenses before fee reductions..........................          4,331
 Expenses reduced by Investment Advisor........................           (979)
 Expenses reduced by Administrator.............................           (196)
 Expenses reduced by Distributor...............................           (192)
 Expenses reduced by Fund Accountant...........................            (45)
                                                                       -------
 Net expenses..................................................          2,919
                                                                       -------
Net Investment Income..........................................         15,802
                                                                       -------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions................            638
Change in unrealized appreciation/depreciation from
 investments...................................................         15,672
                                                                       -------
Net realized/unrealized gains on investments...................         16,310
                                                                       -------
Change in net assets resulting from operations.................        $32,112
                                                                       =======

                       See notes to financial statements

AMSOUTH FUNDS
Municipal Bond Fund


 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $ 15,802   $ 15,180
 Net realized gains (losses) from investment
  transactions...........................................       638        (26)
 Change in unrealized appreciation/depreciation from
  investments............................................    15,672         12
                                                           --------   --------
Change in net assets resulting from operations...........    32,112     15,166
                                                           --------   --------
Distributions to Class A Shareholders (a):
 From net investment income..............................      (261)      (169)
 From net realized gains on investment transactions......        --        (15)
Distributions to Class B Shareholders:
 From net investment income..............................       (37)       (13)
 From net realized gains on investment transactions......        --         (1)
Distributions to Trust Shareholders (b):
 From net investment income..............................   (15,232)   (14,994)
 From net realized gains on investment transactions......        --     (1,647)
                                                           --------   --------
Change in net assets from shareholder distributions......   (15,530)   (16,839)
                                                           --------   --------
Change in net assets from capital transactions...........   (21,369)    72,586
                                                           --------   --------
Change in net assets.....................................    (4,787)    70,913
Net Assets:
 Beginning of period.....................................   394,916    324,003
                                                           --------   --------
 End of period...........................................  $390,129   $394,916
                                                           ========   ========

(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Municipal Bond Fund


 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended Year Ended Year Ended Period Ended
                          July 31,   July 31,   July 31,   July 31,    July 31,
                           2001 +      2000       1999     1998 (a)    1997 (b)
                         ---------- ---------- ---------- ---------- ------------
Net Asset Value,
 Beginning of Period....   $ 9.76     $ 9.87     $10.13     $10.15     $  10.00
                           ------     ------     ------     ------     --------
Investment Activities
 Net investment income..     0.39       0.40       0.41       0.86         0.04
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.41      (0.06)     (0.17)     (0.43)        0.15
                           ------     ------     ------     ------     --------
 Total from Investment
  Activities............     0.80       0.34       0.24       0.43         0.19
                           ------     ------     ------     ------     --------
Distributions
 Net investment income..    (0.38)     (0.40)     (0.39)     (0.42)       (0.04)
 Net realized gains from
  investment
  transactions..........       --      (0.05)     (0.11)     (0.03)          --
                           ------     ------     ------     ------     --------
 Total Distributions....    (0.38)     (0.45)     (0.50)     (0.45)       (0.04)
                           ------     ------     ------     ------     --------
Change in Net Asset
 Value..................     0.42      (0.11)     (0.26)     (0.02)        0.15
                           ------     ------     ------     ------     --------
Net Asset Value, End of
 Period.................   $10.18     $ 9.76     $ 9.87     $10.13     $  10.15
                           ======     ======     ======     ======     ========
Total Return (excludes
 sales charge)..........     8.36%      3.62%      2.31%      4.30%        1.86%(c)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $8,022     $6,516     $2,694     $2,689     $337,933
Ratio of expenses to
 average net assets.....     0.89%      0.82%      0.71%      0.62%        0.71%(d)
Ratio of net investment
 income to average net
 assets.................     3.88%      4.12%      4.01%      4.26%        4.31%(d)
Ratio of expenses to
 average net assets*....     1.20%      1.20%      1.20%      0.92%        1.04%(d)
Portfolio turnover**....        5%         9%        21%        29%           2%

/\  Formerly Classic Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (September 2, 1997) are being reflected as Classic Shares.
(b) For the period from July 1, 1997 (commencement of operations) through July 31, 1997.
(c)  Not annualized.
(d)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Municipal Bond Fund


 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                              2001 +      2000      1999 (a)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period......    $ 9.75     $9.87       $10.28
                                              ------     -----       ------
Investment Activities
 Net investment income....................      0.32      0.31         0.14
 Net realized and unrealized gains
  (losses) from investments...............      0.41     (0.05)       (0.41)
                                              ------     -----       ------
 Total from Investment Activities.........      0.73      0.26        (0.27)
                                              ------     -----       ------
Distributions
 Net investment income....................     (0.31)    (0.33)        0.14
 Net realized gains from investment
  transactions............................        --     (0.05)          --
                                              ------     -----       ------
 Total Distributions......................     (0.31)    (0.38)        0.14
                                              ------     -----       ------
Change in Net Asset Value.................      0.42     (0.12)       (0.41)
                                              ------     -----       ------
Net Asset Value, End of Period............    $10.17     $9.75       $ 9.87
                                              ======     =====       ======
Total Return (excludes redemption
 charge)..................................      7.60%     2.75%       (2.60)%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000).........    $1,777     $ 889       $   16
Ratio of expenses to average net assets...      1.64%     1.64%        1.60%(c)
Ratio of net investment income to average
 net assets...............................      3.12%     3.30%        3.17%(c)
Ratio of expenses to average net assets*..      1.95%     1.96%        1.87%(c)
Portfolio turnover**......................         5%        9%          21%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) For the period form February 3, 1999 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Municipal Bond Fund


 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                Year Ended Year Ended Year Ended Period Ended
                                 July 31,   July 31,   July 31,    July 31,
                                  2001 +      2000       1999      1998 (a)
                                ---------- ---------- ---------- ------------
Net Asset Value, Beginning of
 Period........................  $   9.77   $   9.87   $  10.14    $  10.04
                                 --------   --------   --------    --------
Investment Activities
 Net investment income.........      0.41       0.41       0.42        0.39
 Net realized and unrealized
  gain (losses) from
  investments..................      0.41      (0.05)     (0.18)       0.14
                                 --------   --------   --------    --------
 Total from Investment
  Activities...................      0.82       0.36       0.24        0.53
                                 --------   --------   --------    --------
Distributions
 Net investment income.........     (0.40)     (0.41)     (0.40)      (0.40)
 Net realized gains from
  investment transactions......        --      (0.05)     (0.11)      (0.03)
                                 --------   --------   --------    --------
 Total Distributions...........     (0.40)     (0.46)     (0.51)      (0.43)
                                 --------   --------   --------    --------
Change in Net Asset Value......      0.42      (0.10)     (0.27)       0.10
                                 --------   --------   --------    --------
Net Asset Value, End of
 Period........................  $  10.19   $   9.77   $   9.87    $  10.14
                                 ========   ========   ========    ========
Total Return...................      8.52%      3.85%      2.30%       4.49%(b)

Ratios/Supplemental Data:
Net Assets at end of period
 (000).........................  $380,330   $387,511   $321,293    $326,464
Ratio of expenses to average
 net assets....................      0.74%      0.68%      0.61%       0.64%(c)
Ratio of net investment income
 to average net assets.........      4.04%      4.25%      4.11%       4.23%(c)
Ratio of expenses to average
 net assets*...................      1.10%      1.02%      0.95%       0.97%(c)
Portfolio turnover**...........         5%         9%        21%         29%

/\  Formerly Premier Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Municipal Bond Fund Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.27%.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Florida Tax-Exempt Fund                                            July 31, 2001
                                           (Amounts in thousands, except shares)

 Municipal Bonds (96.5%)

                                                             Shares or
                                                             Principal
                                                               Amount    Value
                                                             ---------- --------

Florida (96.5%)
Altamonte Springs, Health Facilities Authority, Hospital
 Revenue, 5.60%, 10/1/10, ETM..............................  $      545 $    608
Broward County Gas Tax Revenue, 5.25%, 9/1/09..............         500      540
Broward County School District, GO, 5.60%, 2/15/07,
 Callable 2/15/03 @ 102....................................       1,500    1,568
Broward County School District, GO, 6.00%, 2/15/07,
 Callable 2/15/02 @ 102....................................       2,000    2,062
Clearwater Utility Revenue, 6.10%, 12/1/07, ETM............         700      794
Dade County School Board, Certificates of Participation,
 Series C, 5.25%, 8/1/06, FSA..............................         750      805
Dade County School District, 5.75%, 8/1/03, AMBAC..........       1,000    1,055
Dade County School District, GO, 6.00%, 7/15/06............       1,000    1,107
Dade County School District, GO, 5.00%, 2/15/14, Callable
 2/15/07 @ 101, MBIA.......................................       1,000    1,024
Dade County Aviation Authority, Series 1994 B, 6.25%,
 10/1/04, AMBAC............................................       1,000    1,089
Escambia County Utility Authority, Utility System Revenue,
 5.00%, 1/1/08, FGIC.......................................       1,000    1,059
Florida Housing Finance Agency, Homeowner Mortgages, Series
 1995 A-1, 5.65%, 1/1/09, Callable 1/1/06 @ 102............         665      713
Florida State, GO, 5.00%, 7/1/11, Callable 7/1/07 @ 101,
 OID.......................................................         220      230
Florida State, GO, 5.00%, 7/1/11, Callable 7/1/07 @ 101,
 ETM, OID..................................................         780      815
Florida State Board of Education, Lottery Revenue, Series
 B, 5.25%, 7/1/09, Callable 7/1/08 @ 101, FGIC.............       1,000    1,077
Florida State Board of Education, Series A, GO, 5.00%,
 1/1/15, Callable 1/1/08 @ 101.............................       1,000    1,017
Florida State Board of Education, Series B, GO, 5.38%,
 6/1/08, Callable 6/1/07 @ 101.............................       2,000    2,159
Florida State Department of Transportation, Right of Way,
 Series B, GO, 5.50%, 7/1/08, Callable 7/1/07 @ 101........       3,310    3,606
Florida State Division of Bond Finance, Department of
 General Services, Preservation 2000, Series A, 5.50%,
 7/1/08, FSA...............................................       1,000    1,093
Florida State Division of Bond Finance, Department of
 General Services, Preservation 2000, Series A, 5.70%,
 7/1/09, Callable 7/1/05 @ 101, AMBAC......................       1,000    1,066

 Municipal Bonds, continued

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Florida, continued
Florida State Division of Bond Finance, Department of
 General Services, Preservation 2000, Series A, 5.00%,
 7/1/12, Callable 7/1/07 @ 101, AMBAC.....................  $    1,000 $  1,033
Florida State Division of Bond Finance, Department of
 General Services, Series B, 5.50%, 7/1/05, AMBAC.........       2,000    2,149
Florida State Division of Bond Finance, Department of
 Natural Resources, Preservation 2000, Series A, 5.40%,
 7/1/07, Callable 7/1/03 @ 101, FSA.......................       1,000    1,045
Florida State Turnpike Authority, Turnpike Revenue, Series
 A, 5.50%, 7/1/11, Callable 7/1/05 @ 101, FGIC............       1,000    1,051
Florida State, Senior Lien, Jacksonville Transportation,
 GO, 6.25%, 7/1/06........................................         890      992
Florida State, Senior Lien, Jacksonville Transportation,
 GO, 5.25%, 7/1/15, Callable 7/1/07 @ 101.................       1,000    1,031
Florida Water Pollution Control Revenue, 5.50%, 1/15/14,
 Callable 7/15/11 @ 100...................................       1,000    1,080
Ft. Lauderdale Park Improvement Project, GO, 5.50%,
 7/1/17, Callable 1/1/04 @ 101............................       1,250    1,279
Hillsborough County, Capital Improvement, County Center
 Project, Series B, 5.00%, 7/1/13, Callable 7/1/06 @ 102,
 MBIA.....................................................       1,000    1,026
Jacksonville Electric Authority, St. John's River Issue 2,
 Series 16, 5.00%, 10/1/10, Callable 10/1/03 @ 101........       1,000    1,024
Jacksonville, Excise Tax Revenue, Series A, 5.50%,
 10/1/05, FGIC............................................       1,010    1,090
Lee County Florida Transportation Facilities, Revenue,
 Series A, 5.50%, 10/1/11, AMBAC..........................       1,500    1,653
Manatee County School Board, Certificates of
 Participation, 7/1/09, Callable 7/1/06 @ 102, MBIA.......         500      558
Miami Beach Florida Water & Sewer Revenue, 5.38%, 9/1/08,
 Callable 9/7/01 @ 101, FSA, OID..........................       1,000    1,069
Miami-Dade County Educational Facilities Authority
 Revenue, Series A, 5.75%, 4/1/13, Callable 4/1/10 @ 101,
 AMBAC....................................................       1,060    1,168
Okeechobee Utility Authority, Utility System Revenue,
 5.25%, 10/1/14, Callable 10/1/09 @ 101, FSA..............       1,675    1,759
Orange County, Sales Tax Revenue, 4.80%, 1/1/17, Callable
 1/1/07 @ 101, FGIC.......................................       1,000      986
Orange County, Tourist Development, Tax Revenue, 5.00%,
 10/1/08, AMBAC...........................................       1,500    1,599

                                   Continued

AMSOUTH FUNDS                                 Schedule of Portfolio Investments
Florida Tax-Exempt Fund                                           July 31, 2001
                                          (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                             Shares or
                                                             Principal
                                                               Amount    Value
                                                             ---------- --------

Florida, continued
Orlando Utilities Commission, Water & Electric Revenue,
 Series B, 5.10%, 10/1/11, Callable 10/1/06 @ 100..........  $    1,500 $  1,554
Palm Beach County, Criminal Justice Facilities, 5.38%,
 6/1/10, FGIC..............................................       1,000    1,089
Pasco County, Water & Sewer Revenue, Series A, 5.50%,
 10/1/03, Callable 10/1/02 @ 102, FGIC.....................       1,000    1,048
Pinellas County, Capital Improvement, 4.50%, 1/1/07........       1,000    1,036
Port of Palm Beach, 6.25%, 9/1/08, Callable 9/1/02 @ 102,
 MBIA......................................................       1,000    1,056
Reedy Creek, Improvement District, Series A, GO, 5.60%,
 6/1/10, Callable 6/1/05 @ 100, MBIA.......................       1,000    1,079
St. Johns River Management District, Land Acquisition,
 5.10%, 7/1/09, Callable 7/1/05 @ 100, FSA.................       1,000    1,035
Sunshine Skyway Revenue, 6.60%, 7/1/08, Callable 7/1/02 @
 100.......................................................       1,000    1,013
Tallahassee Consolidated Utility System, Revenue, 5.80%,
 10/1/08, Callable 10/1/03 @ 102...........................       1,000    1,079
Tampa Water & Sewer Revenue, 5.25%, 10/1/12, Callable
 10/1/05 @ 102, FGIC.......................................         750      783
Tampa Sports Authority, Local Option Sales Tax Revenue,
 Stadium Project, 6.00%, 1/1/06, MBIA......................       1,550    1,700
Tampa-Hillsborough County, Expressway, 5.00%, 7/1/10,
 Callable 7/1/07 @ 101.....................................       1,000    1,050
Volusia County, Sales Tax Revenue, 5.00%, 10/1/13, Callable
 10/1/08 @ 101, MBIA.......................................       1,000    1,033
                                                                        --------
                                                                          59,634
                                                                        --------
TOTAL MUNICIPAL BONDS......................................               59,634
                                                                        --------

 Investment Companies (2.5%)

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

AmSouth Tax-Exempt Money Market Fund.......................      5,066 $      5
Dreyfus Florida Money Market Fund..........................  1,563,230    1,563
                                                                       --------
TOTAL INVESTMENT COMPANIES.................................               1,568
                                                                       --------
TOTAL INVESTMENTS
 (Cost $59,139) (a) -- 99.0%...............................              61,202
Other assets in excess of liabilities -- 1.0%..............                 631
                                                                       --------
NET ASSETS -- 100.0%.......................................            $ 61,833
                                                                       ========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.............................................. $2,075
   Unrealized depreciation..............................................    (12)
                                                                         ------
   Net unrealized appreciation.......................................... $2,063
                                                                         ======

AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount

                       See notes to financial statements

AMSOUTH FUNDS
Florida Tax-Exempt Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $59,139)..............................     $61,202
Interest and dividends receivable.................................         641
Receivable for capital shares issued..............................          15
Prepaid expenses and other assets.................................           4
                                                                       -------
 Total Assets.....................................................      61,862

Liabilities:
Accrued expenses and other payables:
 Investment advisory fees......................................... $ 9
 Administration fees..............................................   1
 Shareholder servicing and distribution fees......................   7
 Custodian fees...................................................   1
 Other............................................................  11
                                                                   ---
 Total Liabilities................................................          29
                                                                       -------
Net Assets:
Capital...........................................................      60,047
Accumulated net investment income.................................          74
Accumulated net realized losses from investment transactions......        (351)
Unrealized appreciation from investments..........................       2,063
                                                                       -------
Net Assets........................................................     $61,833
                                                                       =======
Class A Shares (b)
 Net Assets.......................................................     $ 3,267
 Shares outstanding...............................................         311
 Redemption price per share.......................................     $ 10.51
                                                                       =======
Class A Shares -- Maximum Sales Charge............................        4.00%
                                                                       -------
 Maximum Offering Price Per Share
  (100%/(100% -- Maximum Sales Charge) of net asset value adjusted
  to the nearest cent)............................................     $ 10.95
                                                                       =======
Class B Shares
 Net Assets.......................................................     $ 1,385
 Shares outstanding...............................................         132
 Offering price per share*........................................     $ 10.49
                                                                       =======
Trust Shares (c)
 Net Assets.......................................................     $57,181
 Shares outstanding...............................................       5,436
 Offering and redemption price per share..........................     $ 10.52
                                                                       =======

* Redemption price per share varies by length of time shares are held.
(a) Formerly AmSouth Florida Tax-Free Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)


Investment Income:
Interest income....................................................      $2,868
Dividend income....................................................          53
                                                                         ------
 Total Investment Income...........................................       2,921

Expenses:
Investment advisory fees........................................... $405
Administration fees................................................  125
Distribution fees -- Class B Shares................................    6
Shareholder servicing fees -- Class A Shares (b)...................    7
Shareholder servicing fees -- Class B Shares.......................    2
Shareholder servicing fees -- Trust Shares (c).....................   88
Custodian fees.....................................................   17
Accounting fees....................................................   19
Transfer agent fees................................................   54
Other fees.........................................................   28
                                                                    ----
 Total expenses before fee reductions..............................         751
 Expenses reduced by Investment Advisor............................        (156)
 Expenses reduced by Administrator.................................         (62)
 Expenses reduced by Transfer Agent................................         (21)
 Expenses reduced by Distributor...................................         (29)
 Expenses reduced by Fund Accountant...............................          (7)
                                                                         ------
 Net expenses......................................................         476
                                                                         ------
Net Investment Income..............................................       2,445
                                                                         ------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions....................          48
Change in unrealized appreciation/depreciation from investments....       2,088
                                                                         ------
Net realized/unrealized gains from investments.....................       2,136
                                                                         ------
Change in net assets resulting from operations.....................      $4,581
                                                                         ======

                       See notes to financial statements

AMSOUTH FUNDS
Florida Tax-Exempt Fund (a)

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $ 2,445    $ 2,910
 Net realized gains (losses) from investment
  transactions...........................................       48       (399)
 Change in unrealized appreciation/depreciation from
  investments............................................    2,088         50
                                                           -------    -------
Change in net assets resulting from operations...........    4,581      2,561
                                                           -------    -------
Distributions to Class A Shareholders (b):
 From net investment income..............................     (113)      (253)
 From net realized gains on investment transactions......       --        (17)
Distributions to Class B Shareholders:
 From net investment income..............................      (26)       (23)
 From net realized gains on investment transactions......       --         (2)
Distributions to Trust Shareholders (c):
 From net investment income..............................   (2,311)    (2,685)
 From net realized gains on investment transactions......       --       (176)
                                                           -------    -------
Change in net assets from shareholder distributions......   (2,450)    (3,156)
                                                           -------    -------
Change in net assets from capital transactions...........   (5,559)   (10,456)
                                                           -------    -------
Change in net assets.....................................   (3,428)   (11,051)
Net Assets:
 Beginning of period.....................................   65,261     76,312
                                                           -------    -------
 End of period...........................................  $61,833    $65,261
                                                           =======    =======

(a) Formerly AmSouth Florida Tax-Free Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Florida Tax-Exempt Fund (a)

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                           2001 +      2000       1999     1998 (b)     1997
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....   $10.16     $10.22    $ 10.45     $10.50    $ 10.30
                           ------     ------    -------     ------    -------
Investment Activities
 Net investment income..     0.40       0.44       0.41       0.45       0.45
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.35      (0.06)     (0.18)      0.01       0.24
                           ------     ------    -------     ------    -------
 Total from Investment
  Activities............     0.75       0.38       0.23       0.46       0.69
                           ------     ------    -------     ------    -------
Distributions
 Net investment income..    (0.40)     (0.41)     (0.40)     (0.44)     (0.48)
 Net realized gains from
  investment
  transactions..........       --      (0.03)     (0.06)     (0.07)     (0.01)
                           ------     ------    -------     ------    -------
 Total Distributions....    (0.40)     (0.44)     (0.46)     (0.51)     (0.49)
                           ------     ------    -------     ------    -------
Change in Net Asset
 Value..................     0.35      (0.06)     (0.23)     (0.05)      0.20
                           ------     ------    -------     ------    -------
Net Asset Value, End of
 Period.................   $10.51     $10.16    $ 10.22     $10.45    $ 10.50
                           ======     ======    =======     ======    =======
Total Return (excludes
 sales charge)..........     7.46%      3.99%      2.06%      4.46%      6.89%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $3,267     $2,655    $12,195     $8,663    $53,688
Ratio of expenses to
 average net assets.....     0.90%      0.74%      0.59%      0.55%      0.57%
Ratio of net investment
 income to average net
 assets.................     3.79%      4.10%      4.00%      4.24%      4.36%
Ratio of expenses to
 average net assets*....     1.29%      1.30%      1.26%      1.06%      1.06%
Portfolio turnover**....        7%        11%        34%        30%        24%

/\ Formerly Classic Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Florida Tax-Free Fund.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Florida Tax-Exempt Fund (a)


 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                             Year Ended Year Ended Period Ended
                                              July 31,   July 31,    July 31,
                                               2001 +      2000      1999 (b)
                                             ---------- ---------- ------------
Net Asset Value, Beginning of Period.......    $10.15     $10.20      $10.52
                                               ------     ------      ------
Investment Activities
 Net investment income.....................      0.32       0.32        0.12
 Net realized and unrealized gains (losses)
  from investments.........................      0.34      (0.01)      (0.30)
                                               ------     ------      ------
 Total from Investment Activities..........      0.66       0.31       (0.18)
                                               ------     ------      ------
Distributions
 Net investment income.....................     (0.32)     (0.33)      (0.14)
 Net realized gains from investment
  transactions.............................        --      (0.03)         --
                                               ------     ------      ------
 Total Distributions.......................     (0.32)     (0.36)      (0.14)
                                               ------     ------      ------
Change in Net Asset Value..................      0.34      (0.05)      (0.32)
                                               ------     ------      ------
Net Asset Value, End of Period.............    $10.49     $10.15      $10.20
                                               ======     ======      ======
Total Return (excludes redemption charge)..      6.61%      3.14%       1.77%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)..........    $1,385     $  729      $  569
Ratio of expenses to average net assets....      1.64%      1.62%       1.49%(d)
Ratio of net investment income to average
 net assets................................      3.03%      3.22%       3.06%(d)
Ratio of expenses to average net assets*...      2.04%      2.05%       2.00%(d)
Portfolio turnover**.......................         7%        11%         34%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Florida Tax-Free Fund.
(b) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Florida Tax-Exempt Fund (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                                  Year Ended Year Ended Year Ended Period Ended
                                   July 31,   July 31,   July 31,    July 31,
                                    2001 +      2000       1999      1998 (b)
                                  ---------- ---------- ---------- ------------
Net Asset Value, Beginning of
 Period.........................   $ 10.16    $ 10.22    $ 10.46     $ 10.39
                                   -------    -------    -------     -------
Investment Activities
 Net investment income..........      0.41       0.42       0.43        0.41
 Net realized and unrealized
  gains (losses) from
  investments...................      0.36      (0.02)     (0.20)       0.14
                                   -------    -------    -------     -------
 Total from Investment
  Activities....................      0.77       0.40       0.23        0.55
                                   -------    -------    -------     -------
Distributions
 Net investment income..........     (0.41)     (0.43)     (0.41)      (0.41)
 Net realized gains from
  investment transactions.......        --      (0.03)     (0.06)      (0.07)
                                   -------    -------    -------     -------
 Total Distributions............     (0.41)     (0.46)     (0.47)      (0.48)
                                   -------    -------    -------     -------
Change in Net Asset Value.......      0.36      (0.06)     (0.24)       0.07
                                   -------    -------    -------     -------
Net Asset Value, End of Period..   $ 10.52    $ 10.16    $ 10.22     $ 10.46
                                   =======    =======    =======     =======
Total Return....................      7.72%      4.02%      2.16%       4.66%(c)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)..........................   $57,181    $61,877    $63,548     $55,369
Ratio of expenses to average net
 assets.........................      0.75%      0.65%      0.49%       0.49%(d)
Ratio of net investment income
 to average net assets..........      3.95%      4.19%      4.10%       4.30%(d)
Ratio of expenses to average net
 assets*........................      1.19%      1.11%      1.01%       1.04%(d)
Portfolio turnover**............         7%        11%        34%         30%

/\ Formerly Premier Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Formerly AmSouth Florida Tax-Free Fund.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.40%.
(d) Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Tennessee Tax-Exempt Fund                                          July 31, 2001
                                           (Amounts in thousands, except shares)


 Municipal Bonds (89.3%)

                                                              Shares or
                                                              Principal
                                                                Amount    Value
                                                              ---------- -------

Tennessee (89.3%)
Bristol Health & Educational Facilities, Revenue, Bristol
 Memorial Hospital, 6.75%, 9/1/07, FGIC.....................  $    3,000 $ 3,450
Chattanooga, GO, 5.38%, 9/1/09, Callable 9/1/06 @101, FGIC..       2,000   2,122
Chattanooga-Hamilton County Hospital Authority, Hospital
 Revenue, 5.63%, 10/1/09, FSA...............................       1,000   1,103
Hamilton County, GO, 5.00%, 11/1/11, Callable 11/1/08 @
 101........................................................       1,000   1,051
Jackson, Hospital Revenue, Refunding and Improvement, 6.00%,
 4/1/05, AMBAC..............................................       1,000   1,086
Johnson City Health & Educational Facilities Board, Hospital
 Revenue, Refunded-1st, MTG-MTN, States Health-A, 6.50%,
 7/1/14, MBIA...............................................       1,000   1,171
Johnson City Health & Educational Facilities Board,
 Refunding & Improvement, Medical Center Hospital, 5.00%,
 7/1/18, Callable 1/1/09 @ 101, MBIA........................       1,000   1,010
Knox County Health Education & Housing Facilities Board,
 Hospital Facilities Revenue, Fort Sanders Alliance, 7.25%,
 1/1/09, MBIA...............................................       2,000   2,389
Knox County Health Education & Housing Facilities Board,
 Hospital Facilities Revenue, Fort Sanders Alliance, 6.25%,
 1/1/13, MBIA...............................................       1,000   1,142
Knox County, Refunding, GO, 6.50%, 4/1/04, Callable 4/1/03 @
 102........................................................       1,500   1,607
Knox County, Refunding, GO, 5.50%, 4/1/11...................       2,000   2,199
Knox County, GO, 5.00%, 2/1/12, Callable 2/1/04 @ 101, OID..       2,000   2,105
Knoxville, Water Revenue, 5.00%, 3/1/13, Callable 3/1/10 @
 100, MBIA..................................................       1,000   1,035
Marion County, GO, 5.00%, 4/1/11, AMBAC.....................       1,280   1,347
Memphis, Water Revenue, 5.90%, 1/1/04, OID..................       1,000   1,061
Memphis, GO, 6.25%, 7/1/04..................................       1,000   1,084
Memphis, GO, 6.00%, 11/1/06.................................       1,000   1,113
Memphis, GO, 5.25%, 4/1/14, Callable 4/1/08 @ 101, OID......       1,250   1,306
Memphis, GO, 5.00%, 10/1/15, Callable 10/1/06 @ 101.........       1,000   1,015
Metropolitan Government, Nashville & Davidson County Health
 & Educational Facilities Board, Revenue & Refunding,
 Vanderbilt University, Series B, 5.00%, 10/1/11, Callable
 4/1/11 @ 100...............................................       1,000   1,056

 Municipal Bonds, continued

                                                              Shares or
                                                              Principal
                                                                Amount    Value
                                                              ---------- -------

Tennessee, continued
Metropolitan Government, Nashville & Davidson County Energy
 Production Facility, 5.25%, 7/1/13, Callable 7/1/07 @ 101,
 OID, AMBAC.................................................  $    1,000 $ 1,046
Metropolitan Government, Nashville & Davidson County,
 Refunding & Improvement, Series A & B, GO, 5.00%,
 10/15/08...................................................       1,000   1,066
Metropolitan Government, Nashville & Davidson County,
 Refunding & Improvement, Series A & B, GO, 5.25%,
 10/15/09...................................................       1,000   1,081
Metropolitan Government, Nashville & Davidson County,
 Refunding, GO, 6.00%, 12/1/09..............................       1,500   1,700
Oak Ridge, GO, 5.00%, 4/1/13, Callable 4/1/11 @ 100, AMBAC..       1,975   2,051
Rutherford County, Capital Outlay, Series A, GO, 6.25%,
 5/1/04.....................................................       1,500   1,617
Shelby County Health Education & Housing Facilities Board,
 Hospital Revenue, Methodist Healthcare, 5.10%, 4/1/12,
 Callable 4/1/08 @ 101, MBIA................................       1,000   1,042
Shelby County Health Education, & Housing Facilities Board,
 Hospital Revenue, Methodist Health Systems, Inc., 6.25%,
 8/1/07, MBIA...............................................       3,500   3,934
Shelby County Schools, Series A, GO, 5.88%, 6/1/19,
 Prerefunded 6/1/06 @ 100...................................       1,000   1,103
Shelby County, Series A, GO, 6.75%, 4/1/05..................       1,000   1,113
Tennessee Housing Development Agency Homeownership Program-
 1D, 4.70%, 7/1/15, Callable 1/1/11 @ 100...................       1,000   1,009
Tennessee State, Series B, GO, 6.00%, 5/1/05................       1,500   1,634
Tennessee State, Series B, GO, 5.50%, 5/1/23, Callable
 5/1/07 @ 101.5.............................................       1,500   1,562
Tennessee State, GO, 5.00%, 5/1/12..........................       1,000   1,057
Tennessee State, Series A, GO, 5.10%, 3/1/16, Callable
 3/1/10 @ 100, OID..........................................       1,000   1,023
Williamson County, GO, 5.00%, 3/1/11........................       1,165   1,232
Williamson County, GO, 5.00%, 3/1/15, Callable 3/1/11 @
 100........................................................       1,000   1,023
Wilson County, Certificate of Participation Refunding,
 5.25%, 6/30/15, Callable 6/30/09 @ 101, FSA................       1,500   1,553
                                                                         -------
                                                                          55,298
                                                                         -------
TOTAL MUNICIPAL BONDS.......................................              55,298
                                                                         =======

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Tennessee Tax-Exempt Fund                                          July 31, 2001
                                           (Amounts in thousands, except shares)

 Investment Companies (5.6%)

                                                             Shares or
                                                             Principal
                                                               Amount    Value
                                                             ---------- -------

AIM Tax-Free Money Market Fund..............................    480,555 $   481
AmSouth Tax-Exempt Money Market Fund........................  2,954,699   2,954
                                                                        -------
TOTAL INVESTMENT COMPANIES..................................              3,435
                                                                        -------
TOTAL INVESTMENTS
 (Cost $57,449) (a) -- 94.9%................................             58,733
Other assets in excess of liabilities -- 5.1%...............              3,156
                                                                        -------
NET ASSETS -- 100.0%........................................            $61,889
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.............................................. $1,295
   Unrealized depreciation..............................................    (11)
                                                                         ------
   Net unrealized appreciation.......................................... $1,284
                                                                         ======

AMBAC -- Insured by AMBAC Indemnity Corp.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
MTN -- Medium Term Note
OID -- Original Issue Discount


                       See notes to financial statements

AMSOUTH FUNDS
Tennessee Tax-Exempt Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $57,449)...........................        $58,733
Interest and dividends receivable..............................            855
Receivable for investments sold................................          3,675
Prepaid expenses and other assets..............................             12
                                                                       -------
 Total Assets..................................................         63,275
Liabilities:
Payable for investments purchased.............................. $1,350
Payable for capital shares redeemed............................      3
Accrued expenses and other payables:
 Investment advisory fees......................................     11
 Administration fees...........................................      2
 Shareholder servicing and distribution fees...................      7
 Custodian fees................................................      1
 Other.........................................................     12
                                                                ------
 Total Liabilities.............................................          1,386
                                                                       -------
Net Assets:
Capital........................................................         61,475
Accumulated net investment income..............................             71
Accumulated net realized losses from investment transactions...           (941)
Unrealized appreciation from investments.......................          1,284
                                                                       -------
Net Assets.....................................................        $61,889
                                                                       =======
Class A Shares
 Net Assets....................................................        $ 3,764
 Shares outstanding............................................            373
 Redemption price per share....................................        $ 10.10
                                                                       =======
Class A Shares -- Maximum Sales Charge.........................           4.00%
                                                                       -------
 Maximum Offering Price Per Share (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest cent).....        $ 10.52
                                                                       =======
Class B Shares
 Net Assets....................................................        $ 1,432
 Shares outstanding............................................            142
 Offering price per share*.....................................        $ 10.12
                                                                       =======
Trust Shares (b)
 Net Assets....................................................        $56,693
 Shares outstanding............................................          5,613
 Offering and redemption price per share.......................        $ 10.10
                                                                       =======

 * Redemption price per share varies by length of time shares are held.
(a) Formerly ISG Tennessee Tax-Exempt Fund.
(b) Formerly Institutional Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income....................................................      $2,984
Dividend income....................................................          67
                                                                         ------
 Total Investment Income...........................................       3,051

Expenses:
Investment advisory fees........................................... $421
Administration fees................................................  130
Distribution fees -- Class B Shares................................    8
Shareholder servicing fees -- Class A Shares.......................   10
Shareholder servicing fees -- Class B Shares.......................    3
Shareholder servicing fees -- Trust Shares (b).....................   90
Custodian fees.....................................................   18
Accounting fees....................................................   17
Transfer agent fees................................................   54
Other fees.........................................................   60
                                                                    ----
 Total expenses before fee reductions..............................         811
 Expenses reduced by Investment Advisor............................         (97)
 Expenses reduced by Administrator.................................         (32)
 Expenses reduced by Transfer Agent................................         (20)
 Expenses reduced by Distributor...................................         (30)
 Expenses reduced by Fund Accountant...............................          (7)
                                                                         ------
 Net expenses......................................................         625
                                                                         ------
Net Investment Income..............................................       2,426
                                                                         ------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions....................         789
Change in unrealized appreciation/depreciation from investments....       1,589
                                                                         ------
Net realized/unrealized gains on investments.......................       2,378
                                                                         ------
Change in net assets resulting from operations.....................      $4,804
                                                                         ======

                       See notes to financial statements

AMSOUTH FUNDS
Tennessee Tax-Exempt Fund (a)

 Statements of Changes in Net Assets

                                           Year Ended Period Ended  Year Ended
                                            July 31,    July 31,   December 31,
                                              2001      2000 (b)       1999
                                           ---------- ------------ ------------
                                                  (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income....................  $ 2,426     $ 1,700      $ 3,167
 Net realized gains (losses) from
  investment transactions.................      789        (444)      (1,286)
 Change in unrealized
  appreciation/depreciation from
  investments.............................    1,589       1,811       (4,484)
                                            -------     -------      -------
Change in net assets resulting from
 operations...............................    4,804       3,067       (2,603)
                                            -------     -------      -------
Distributions to Class A Shareholders:
 From net investment income...............     (146)        (66)        (103)
 From net realized gains on investment
  transactions............................       --          --           (1)
Distributions to Class B Shareholders:
 From net investment income...............      (32)        (19)         (38)
Distributions to Trust Shareholders (c):
 From net investment income...............   (2,262)     (1,536)      (3,025)
 From net realized gains on investment
  transactions............................       --          --          (28)
                                            -------     -------      -------
Change in net assets from shareholder
 distributions............................   (2,440)     (1,621)      (3,195)
                                            -------     -------      -------
Change in net assets from capital
 transactions.............................   (9,608)    (12,462)     (10,055)
                                            -------     -------      -------
Change in net assets......................   (7,244)    (11,016)     (15,853)
Net Assets:
 Beginning of period......................   69,133      80,149       96,002
                                            -------     -------      -------
 End of period............................  $61,889     $69,133      $80,149
                                            =======     =======      =======

(a)  Formerly ISG Tennessee Tax-Exempt Fund.
(b)  For the period from January 1, 2000 through July 31, 2000.
(c)  Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Tennessee Tax-Exempt Fund (a)

 Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Period Ended   Year Ended   Year Ended   Year Ended   Year Ended
                          July 31,    July 31,    December 31, December 31, December 31, December 31,
                           2001 +     2000 (b)        1999         1998         1997         1996
                         ---------- ------------  ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....   $ 9.74      $ 9.55        $10.19       $10.18       $ 9.90      $ 10.19
                           ------      ------        ------       ------       ------      -------
Investment Activities
 Net investment income..     0.36        0.21          0.33         0.35         0.44         0.42
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.36        0.18         (0.64)        0.08         0.25        (0.29)
                           ------      ------        ------       ------       ------      -------
 Total from Investment
  Activities............     0.72        0.39         (0.31)        0.43         0.69         0.13
                           ------      ------        ------       ------       ------      -------
Distributions
 Net investment income..    (0.36)      (0.20)        (0.33)       (0.35)       (0.41)       (0.42)
 Net realized gains from
  investment
  transactions..........       --          --            --        (0.07)          --           --
                           ------      ------        ------       ------       ------      -------
 Total Distributions....    (0.36)      (0.20)        (0.33)       (0.42)       (0.41)       (0.42)
                           ------      ------        ------       ------       ------      -------
Change in Net Asset
 Value..................     0.36        0.19         (0.64)        0.01         0.28        (0.29)
                           ------      ------        ------       ------       ------      -------
Net Asset Value, End of
 Period.................   $10.10      $ 9.74        $ 9.55       $10.19       $10.18      $  9.90
                           ======      ======        ======       ======       ======      =======
Total Return (excludes
 sales charge)..........     7.55%       4.15%(c)     (3.07%)       4.25%        7.13%        1.39%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........   $3,764      $2,919        $3,324       $2,919       $1,669      $88,084
Ratio of expenses to
 average net assets.....     1.09%       1.13%(d)      1.25%        1.20%        0.84%        0.86%
Ratio of net investment
 income to average net
 assets.................     3.63%       3.78%(d)      3.34%        3.37%        4.13%        4.29%
Ratio of expenses to
 average net assets*....     1.33%       1.27%(d)      1.26%        1.20%        1.09%        1.11%
Portfolio turnover**....      123%         23%           64%         155%         253%         219%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)  Not annualized.
(d)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Tennessee Tax-Exempt Fund (a)


 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                             Year Ended Period Ended   Year Ended  Period Ended
                              July 31,      July      December 31, December 31,
                               2001 +     2000 (b)        1999       1998 (c)
                             ---------- ------------  ------------ ------------
Net Asset Value, Beginning
 of Period.................    $ 9.76      $ 9.57        $10.21       $10.22
                               ------      ------        ------       ------
Investment Activities
 Net investment income.....      0.29        0.17          0.27         0.26
 Net realized and
  unrealized gains (losses)
  from investments.........      0.36        0.18         (0.64)        0.06
                               ------      ------        ------       ------
 Total from Investment
  Activities...............      0.65        0.35         (0.37)        0.32
                               ------      ------        ------       ------
Distributions
 Net investment income.....     (0.29)      (0.16)        (0.27)       (0.26)
 Net realized gains from
  investment transactions..        --          --            --        (0.07)
                               ------      ------        ------       ------
 Total Distributions.......     (0.29)      (0.16)        (0.27)       (0.33)
                               ------      ------        ------       ------
Change in Net Asset Value..      0.36        0.19         (0.64)       (0.01)
                               ------      ------        ------       ------
Net Asset Value, End of
 Period....................    $10.12      $ 9.76        $ 9.57       $10.21
                               ======      ======        ======       ======
Total Return (excludes
 redemption charge)........      6.75%       3.74%(d)     (3.65)%       3.17%(d)

Ratios/Supplemental Data:
Net Assets at end of period
 (000).....................    $1,432      $1,054        $1,288       $1,397
Ratio of expenses to
 average net assets........      1.84%       1.83%(e)      1.84%        1.95%(e)
Ratio of net investment
 income to average net
 assets....................      2.85%       3.07%(e)      2.72%        2.50%(e)
Ratio of expenses to
 average net assets*.......      2.08%       1.96%(e)      1.85%         (f)
Portfolio turnover**.......       123%         23%           64%         155%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 24, 1998 (commencement of operations) through December 31, 1998.
(d)  Not annualized.
(e)  Annualized.
(f)  There were no fee reductions in this period.

                       See notes to financial statements

AMSOUTH FUNDS
Tennessee Tax-Exempt Fund (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Period Ended    Year Ended   Year Ended  Period Ended
                          July 31,    July 31,     December 31, December 31, December 31,
                           2001 +     2000 (b)         1999         1998       1997 (c)
                         ---------- ------------   ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....  $  9.74     $  9.55        $ 10.19      $ 10.18      $  10.05
                          -------     -------        -------      -------      --------
Investment Activities
 Net investment income..     0.38        0.22           0.35         0.37          0.10
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.36        0.18          (0.64)        0.08          0.13
                          -------     -------        -------      -------      --------
 Total from Investment
  Activities............     0.74        0.40          (0.29)        0.45          0.23
                          -------     -------        -------      -------      --------
Distributions
 Net investment income..    (0.38)      (0.21)         (0.35)       (0.37)        (0.10)
 Net realized gains from
  investment
  transactions..........       --          --             --        (0.07)           --
                          -------     -------        -------      -------      --------
 Total Distributions....    (0.38)      (0.21)         (0.35)       (0.44)        (0.10)
                          -------     -------        -------      -------      --------
Change in Net Asset
 Value..................     0.36        0.19          (0.64)        0.01          0.13
                          -------     -------        -------      -------      --------
Net Asset Value, End of
 Period.................  $ 10.10     $  9.74        $  9.55      $ 10.19      $  10.18
                          =======     =======        =======      =======      ========
Total Return............     7.70%       4.26%(d)      (2.83)%       4.52%         2.35%(d)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $56,693     $65,160        $75,537      $91,687      $100,742
Ratio of expenses to
 average net assets.....     0.94%       0.95%(e)       1.00%        0.95%         0.56%(e)
Ratio of net investment
 income to average net
 assets.................     3.77%       3.95%(e)       3.57%        3.65%         4.22%(e)
Ratio of expenses to
 average net assets*....     1.23%       1.11%(e)       1.00%        0.95%         0.87%(e)
Portfolio turnover**....      123%         23%            64%         155%          253%

/\  Formerly Institutional Shares.
 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(d)  Not annualized.
(e)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Limited Term Tennessee Tax-Exempt Fund                             July 31, 2001
                                           (Amounts in thousands, except shares)


 Municipal Bonds (85.8%)

                                                              Shares or
                                                              Principal
                                                               Amount    Value
                                                              --------- -------
Tennessee (85.8%)
Chattanooga Health Education & Housing Facilities Board,
 Revenue, Series A, 5.25%, 12/1/02..........................   $  900   $   924
Chattanooga Health Education & Housing Facilities Board,
 Revenue, Catholic Health Initiatives, Refunding, 5.50%,
 12/1/05....................................................      500       533
Clarksville Water, Sewer & Gas, Refunding, 6.13%, 2/1/12,
 Callable 2/1/02 @ 102, OID, MBIA...........................      500       518
Knox County Health Education & Housing Facilities Board,
 Hospital Revenue, Refunding, 7.25%, 1/1/08, MBIA...........      750       883
Memphis, Electrical Systems Revenue, Refunding, 6.00%,
 1/1/05, OID................................................      500       540
Memphis, GO, 6.00%, 7/1/03..................................      500       528
Memphis, GO, 6.25%, 7/1/04..................................      500       542
Memphis, Refunding, GO, 6.00%, 11/1/03......................      500       533
Metropolitan Government, Nashville & Davidson County, Health
 & Education Facilities Board, Revenue, The Vanderbilt
 University, Series A, 6.00%, 7/1/07........................      500       557
Metropolitan Government, Nashville & Davidson County, Water
 & Sewer Revenue, 6.00%, 1/1/06, MBIA.......................      750       822
Metropolitan Nashville Airport Authority, Airport Revenue,
 Refunding, Series A, 6.63%, 7/1/07, FGIC...................      500       572
Rutherford County Capital Outlay Notes, GO, 6.00%, 4/1/04...    1,000     1,069
Shelby County, Refunding, Series B, GO, 5.50%, 8/1/09.......      500       548
Tennessee State, Refunding, Series A, GO, 5.00%, 5/1/05.....      500       527
Tennessee State, Refunding, Series A, GO, 5.00%, 5/1/08.....      655       696
Tennessee State, Refunding, Series B, GO, 5.50%, 5/1/04.....      500       530
Tennessee State, Refunding, Series B, GO, 6.00%, 5/1/06.....      500       551
Williamson County, GO, 6.00%, 3/1/08........................      500       559
                                                                        -------
                                                                         11,432
                                                                        -------
TOTAL MUNICIPAL BONDS.......................................             11,432
                                                                        =======

 Investment Companies (1.1%)

                                                              Shares or
                                                              Principal
                                                               Amount    Value
                                                              --------- -------
AIM Tax-Free Money Market Fund...............................  106,599  $   107
AmSouth Tax-Exempt Money Market Fund.........................   35,132       35
                                                                        -------
TOTAL INVESTMENT COMPANIES                                                  142
                                                                        -------
TOTAL INVESTMENTS
 (Cost $11,338) (a) -- 86.9%.................................            11,574
Other assets in excess of liabilities -- 13.1%...............             1,738
                                                                        -------
NET ASSETS -- 100.0%.........................................           $13,312
                                                                        =======

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation................................................ $236
   Unrealized depreciation................................................   --
                                                                           ----
   Net unrealized appreciation............................................ $236
                                                                           ====

FGIC -- Financial Guaranty Insurance Corp.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Tennessee Tax-Exempt Fund (a)


 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value (cost $11,338)..............................     $11,574
Interest and dividends receivable.................................         124
Receivable for investments sold...................................       1,618
Prepaid expenses and other assets.................................          10
                                                                       -------
 Total Assets.....................................................      13,326

Liabilities:
Accrued expenses and other payables:
Investment advisory fees.......................................... $ 2
Shareholder servicing and distribution fees.......................   3
Other.............................................................   9
                                                                   ---
 Total Liabilities................................................          14
                                                                       -------
Net Assets:
Capital...........................................................      13,290
Accumulated net investment income.................................           9
Accumulated net realized losses from investment transactions......        (223)
Unrealized appreciation from investments..........................         236
                                                                       -------
Net Assets........................................................     $13,312
                                                                       =======
Class A Shares
 Net Assets.......................................................     $12,886
 Shares outstanding...............................................       1,274
 Redemption price per share.......................................     $ 10.12
                                                                       =======
Class A Shares -- Maximum Sales Charge............................        4.00%
                                                                       -------
 Maximum Offering Price Per Share
  (100%/(100% -- Maximum Sales Charge) of net assets value
  adjusted to the nearest cent)...................................     $ 10.54
                                                                       =======
Class B Shares
 Net Assets.......................................................     $   426
 Shares outstanding...............................................          42
 Offering price per share*........................................     $ 10.12
                                                                       =======

*  Redemption price per share varies by length of time shares are held.
(a)  Formerly ISG Limited Term Tennessee Tax-Exempt Fund.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income.......................................................     $588
Dividend income.......................................................       24
                                                                           ----
 Total Investment Income..............................................      612

Expenses:
Investment advisory fees.............................................. $94
Administration fees...................................................  29
Distribution fees -- Class B Shares...................................   2
Shareholder servicing fees -- Class A Shares..........................  35
Shareholder servicing fees -- Class B Shares..........................   1
Custodian fees........................................................   4
Accounting fees.......................................................   6
Transfer agent fees...................................................  31
Registration and filing fees..........................................  29
Other fees............................................................  14
                                                                       ---
 Total expenses before fee reductions.................................      245
 Expenses reduced by Investment Advisor...............................      (22)
 Expenses reduced by Administrator....................................      (15)
 Expenses reduced by Transfer Agent...................................      (18)
 Expenses reduced by Fund Accountant..................................       (2)
                                                                           ----
 Net expenses.........................................................      188
                                                                           ----
Net Investment Income.................................................      424
                                                                           ----
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions.......................       70
Change in unrealized appreciation/depreciation from investments.......      374
                                                                           ----
Net realized/unrealized gains from investments........................      444
                                                                           ----
Change in net assets resulting from operations........................     $868
                                                                           ====

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Tennessee Tax-Exempt Fund (a)


 Statements of Changes in Net Assets

                                           Year Ended Period Ended  Year Ended
                                            July 31,    July 31,   December 31,
                                              2001      2000 (b)       1999
                                           ---------- ------------ ------------
                                                  (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income....................  $   424     $   338      $   612
 Net realized gains (losses) from
  investment transactions.................       70        (202)         (60)
 Change in unrealized
  appreciation/depreciation from
  investments.............................      374         380         (765)
                                            -------     -------      -------
Change in net assets resulting from
 operations...............................      868         516         (213)
                                            -------     -------      -------
Distributions to Class A Shareholders:
 From net investment income...............     (424)       (316)        (628)

Distributions to Class B Shareholders:
 From net investment income...............       (7)         (6)         (18)
                                            -------     -------      -------
Change in net assets from shareholder
 distributions............................     (431)       (322)        (646)
                                            -------     -------      -------
Change in net assets from capital
 transactions.............................   (2,903)     (4,388)         660
                                            -------     -------      -------
Change in net assets......................   (2,466)     (4,194)        (199)
Net Assets:
 Beginning of period......................   15,778      19,972       20,171
                                            -------     -------      -------
 End of period............................  $13,312     $15,778      $19,972
                                            =======     =======      =======

(a)  Formerly ISG Limited Term Tennessee Tax-Exempt Fund.
(b)  For the period from January 1, 2000 through July 31, 2000.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Tennessee Tax-Exempt Fund (a)


 Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Period Ended    Year Ended   Year Ended  Period Ended
                          July 31,    July 31,     December 31, December 31, December 31,
                           2001 +    2000 (b)+         1999         1998       1997 (c)
                         ---------- ------------   ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....  $  9.81     $  9.69        $ 10.11      $ 10.13      $ 10.00
                          -------     -------        -------      -------      -------
Investment Activities
 Net investment income..     0.30        0.19           0.30         0.32         0.29
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.31        0.11          (0.40)        0.06         0.13
                          -------     -------        -------      -------      -------
 Total from Investment
  Activities............     0.61        0.30          (0.10)        0.38         0.42
                          -------     -------        -------      -------      -------
Distributions
 Net investment income..    (0.30)      (0.18)         (0.30)       (0.32)       (0.29)
 Net realized gains from
  investment
  transactions..........       --          --          (0.02)       (0.08)          --
                          -------     -------        -------      -------      -------
 Total Distributions....    (0.30)      (0.18)         (0.32)       (0.40)       (0.29)
                          -------     -------        -------      -------      -------
Change in Net Asset
 Value..................     0.31        0.12          (0.42)       (0.02)        0.13
                          -------     -------        -------      -------      -------
Net Asset Value, End of
 Period.................  $ 10.12     $  9.81        $  9.69      $ 10.11      $ 10.13
                          =======     =======        =======      =======      =======
Total Return (excludes
 sales charge)..........     6.28%       3.12%(d)      (1.00)%       3.76%        4.26%(d)

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $12,886     $15,489        $19,361      $19,439      $22,893
Ratio of expenses to
 average net assets.....     1.28%       1.16%(e)       1.08%        1.05%        0.98%(e)
Ratio of net investment
 income to average net
 assets.................     2.95%       3.29%(e)       3.07%        3.11%        3.48%(e)
Ratio of expenses to
 average net assets*....     1.66%       1.49%(e)       1.55%        1.52%        1.52%(e)
Portfolio turnover**....      111%         20%            52%         189%         179%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Limited Term Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(d)  Not annualized.
(e)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Limited Term Tennessee Tax-Exempt Fund (a)


 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                             Year Ended Period Ended   Year Ended  Period Ended
                              July 31,    July 31,    December 31, December 31,
                               2001 +    2000 (b)+        1999       1998 (c)
                             ---------- ------------  ------------ ------------
Net Asset Value, Beginning
 of Period.................    $ 9.81      $ 9.68        $10.10       $10.18
                               ------      ------        ------       ------
Investment Activities
 Net investment income.....      0.22        0.15          0.22         0.20
 Net realized and
  unrealized gains (losses)
  from investments.........      0.31        0.11         (0.40)          --
                               ------      ------        ------       ------
 Total from Investment
  Activities...............      0.53        0.26         (0.18)        0.20
                               ------      ------        ------       ------
Distributions
 Net investment income.....     (0.22)      (0.13)        (0.22)       (0.20)
 Net realized gains from
  investment transactions..        --          --         (0.02)       (0.08)
                               ------      ------        ------       ------
 Total Distributions.......     (0.22)      (0.13)        (0.24)       (0.28)
                               ------      ------        ------       ------
Change in Net Asset Value..      0.31        0.13         (0.42)       (0.08)
                               ------      ------        ------       ------
Net Asset Value, End of
 Period....................    $10.12      $ 9.81        $ 9.68       $10.10
                               ======      ======        ======       ======
Total Return (excludes
 redemption charge)........      5.51%       2.74%(d)    (1.84)%        1.94%(d)

Ratios/Supplemental Data:
Net Assets at end of period
 (000).....................    $  426      $  289        $  612       $  732
Ratio of expenses to
 average net assets........      2.03%       1.97%(e)      1.93%        2.05%(e)
Ratio of net investment
 income to average net
 assets....................      2.13%       2.50%(e)      2.21%        2.02%(e)
Ratio of expenses to
 average net assets*.......      2.41%       2.21%(e)      2.15%        2.27%(e)
Portfolio turnover**.......       111%         20%           52%         189%

 + Net investment income is based on average shares outstanding during the period.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)  Formerly ISG Limited Term Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
(d)  Not annualized.
(e)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Prime Money Market Fund                                            July 31, 2001
                                           (Amounts in thousands, except shares)


 Commercial Paper -- Domestic* (48.4%)

                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Aircraft Leasing (3.2%)
International Lease Finance Corp., 3.69%, 10/3/01.......... $   42,000 $ 41,732
                                                                       --------
Banking (3.1%)
Wells Fargo & Co., 3.57%, 10/26/01.........................     41,000   40,653
                                                                       --------
Beverages (3.0%)
Coca-Cola Co., 3.80%, 8/30/01..............................     39,000   38,882
                                                                       --------
Chemicals (3.0%)
E.I. Du Pont De Nemours and Co., 3.60%, 8/23/01............     39,000   38,915
                                                                       --------
Consumer Goods (5.3%)
Gillette Co., 3.65%, 10/11/01..............................     29,000   28,793
Kimberly-Clark Corp., 3.68%, 9/13/01.......................     22,000   21,904
Kimberly-Clark Corp., 3.57%, 10/24/01......................     19,000   18,843
                                                                       --------
                                                                         69,540
                                                                       --------
Financial Services (22.3%)
American Express Credit Corp., 3.90%, 8/27/01..............     40,000   39,888
American General Finance Corp., 3.94%, 8/16/01.............     40,000   39,935
Chevron USA, Inc., 3.73%, 8/6/01...........................     46,000   45,976
GE Capital Investment Advisors, 3.76%, 9/6/01..............     53,000   52,803
General Motors Acceptance Corp., 3.72%, 9/17/01............     39,000   38,812
General Re Funding Corp., 3.57%, 10/29/01..................     34,000   33,702
IBM Credit Corp., 3.63%, 9/25/01...........................     42,000   41,769
                                                                       --------
                                                                        292,885
                                                                       --------
Oil & Gas Exploration, Production, & Services (3.0%)
Texaco, Inc., 3.64%, 9/19/01...............................     40,000   39,803
                                                                       --------
Pharmaceuticals (3.1%)
Merck & Co., Inc., 3.66%, 9/11/01..........................     41,000   40,830
                                                                       --------
Telecommunications (2.4%)
BellSouth Corp., 3.60%, 10/12/01...........................     32,000   31,772
                                                                       --------
TOTAL COMMERCIAL PAPER --DOMESTIC..........................             635,012
                                                                       --------

 Commercial Paper -- Foreign* (3.2%)

Pharmaceuticals (3.2%)
Glaxo Wellcome PLC, 3.95%, 8/20/01................................ 41,700 41,614
                                                                          ------
TOTAL COMMERCIAL PAPER --FOREIGN..................................        41,614
                                                                          ------

 U.S. Government Agencies* (22.5%)

                                                          Principal
                                                            Amount     Value
                                                          ---------- ----------

Fannie Mae (4.5%)
4.15%, 8/1/01...........................................  $   59,000 $   59,000
                                                                     ----------
Federal Farm Credit Bank (4.9%)
4.68%, 11/8/01..........................................      66,000     65,176
                                                                     ----------
Federal Home Loan Bank (4.1%)
3.61%, 1/4/02...........................................      35,000     34,461
3.70%, 1/11/02..........................................      20,000     19,679
                                                                     ----------
                                                                         54,140
                                                                     ----------
Freddie Mac (4.0%)
4.68%, 8/3/01...........................................      52,750     52,737
                                                                     ----------
Private Export Funding (2.0%)
3.54%, 11/26/01.........................................      26,000     25,704
                                                                     ----------
Tennessee Valley Authority (3.0%)
3.65%, 8/14/01..........................................      39,000     38,949
                                                                     ----------
TOTAL U.S. GOVERNMENT AGENCIES..........................                295,706
                                                                     ----------

 Repurchase Agreements (26.2%)

Cantor Fitzgerald, 3.90%, 8/1/01, dated 7/31/01, with
 maturity value of $114,238 (Collateralized by various
 U.S. Treasury and Government backed Securities)........     114,225    114,225
Goldman Sachs, 3.90%, 8/1/01, dated 7/31/01, with a
 maturity value of $58,006 (Collateralized by various
 U.S. Government backed Securities).....................      58,000     58,000
Prudential, 3.90%, 8/1/01, dated 7/31/01, with a
 maturity value of $58,006 (Collateralized by various
 U.S. Treasury and Government backed Securities)........      58,000     58,000
Salomon Smith Barney, 3.90%, 8/1/01, dated 7/31/01, with
 maturity value of $114,238 (Collateralized by various
 U.S. Treasury and Government backed Securities)........     114,225    114,225
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS.............................                344,450
                                                                     ----------
TOTAL INVESTMENTS
 (Cost $1,316,782) (a) -- 100.3%........................              1,316,782
Liabilities in excess of other assets --(0.3)%..........                 (4,235)
                                                                     ----------
NET ASSETS -- 100.0%....................................             $1,312,547
                                                                     ==========

---------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
 *  Rates disclosed represent yield effective at purchase.
PLC -- Public Limited Company

                       See notes to financial statements

AMSOUTH FUNDS
Prime Money Market Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value......................................        $  972,332
Repurchase agreements, at cost.............................           344,450
                                                                   ----------
 Total Investments.........................................         1,316,782
Interest receivable........................................                37
Receivable for capital shares issued.......................               106
Prepaid expenses and other assets..........................                56
                                                                   ----------
 Total Assets..............................................         1,316,981
Liabilities:
Distributions payable...................................... $3,674
Accrued expenses and other payables:
 Investment advisory fees..................................    396
 Administration fees.......................................     22
 Shareholder servicing and distribution fees...............    187
 Custodian fees............................................     31
 Other.....................................................    124
                                                            ------
 Total Liabilities.........................................             4,434
                                                                   ----------
Net Assets:
Capital....................................................         1,312,604
Accumulated net realized losses from investment
 transactions..............................................               (57)
                                                                   ----------
Net Assets.................................................        $1,312,547
                                                                   ==========
Class A Shares (b)
 Net Assets................................................        $  564,977
 Shares outstanding........................................           565,025
 Offering and redemption price per share...................        $     1.00
                                                                   ==========
Class B Shares
 Net Assets................................................        $    1,908
 Shares outstanding........................................             1,908
 Offering price per share*.................................        $     1.00
                                                                   ==========
Trust Shares (c)
 Net Assets................................................        $  745,662
 Shares outstanding........................................           745,695
 Offering and redemption price per share...................        $     1.00
                                                                   ==========

 *  Redemption price per share varies by length of time shares are held.
(a)  Formerly AmSouth Prime Obligations Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income.................................................        $78,474
                                                                        -------
Expenses:
Investment advisory fees........................................ $5,502
Administration fees.............................................  2,750
Distribution fees -- Class B Shares.............................      9
Shareholder servicing fees -- Class A Shares (b)................  1,467
Shareholder servicing fees -- Class B Shares....................      3
Shareholder servicing fees -- Trust Shares (c)..................  1,181
Custodian fees..................................................    378
Accounting fees.................................................    159
Transfer agent fees.............................................    311
Other fees......................................................    368
                                                                 ------
 Total expenses before fee reductions/reimbursements............         12,128
 Expenses reduced by Investment Advisor.........................           (688)
 Expenses reimbursed by Investment Advisor......................            (45)
 Expenses reduced by Administrator..............................         (1,375)
 Expenses reduced by Distributor................................           (394)
 Expenses reduced by Fund Accountant............................           (158)
                                                                        -------
 Net expenses...................................................          9,468
                                                                        -------
Net Investment Income...........................................         69,006
                                                                        -------
Change in net assets resulting from operations..................        $69,006
                                                                        =======

                       See notes to financial statements

AMSOUTH FUNDS
Prime Money Market Fund (a)

 Statements of Changes in Net Assets

                                                        Year Ended  Year Ended
                                                         July 31,    July 31,
                                                           2001        2000
                                                        ----------  ----------
                                                             (Amounts in
                                                             thousands)
From Investment Activities:
Operations:
 Net investment income................................. $   69,006  $   52,032
                                                        ----------  ----------
Change in net assets resulting from operations.........     69,006      52,032
                                                        ----------  ----------
Distributions to Class A Shareholders (b):
 From net investment income............................    (29,126)    (18,553)
Distributions to Class B Shareholders:
 From net investment income............................        (46)        (29)
Distributions to Trust Shareholders (c):
 From net investment income............................    (39,834)    (33,450)
                                                        ----------  ----------
Change in net assets from shareholder distributions....    (69,006)    (52,032)
                                                        ----------  ----------
Change in net assets from capital transactions.........    (65,217)    704,563
                                                        ----------  ----------
Change in net assets...................................    (65,217)    704,563
Net Assets:
 Beginning of period...................................  1,377,764     673,201
                                                        ----------  ----------
 End of period......................................... $1,312,547  $1,377,764
                                                        ==========  ==========

(a)  Formerly AmSouth Prime Obligations Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Prime Money Market Fund (a)

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                            2001       2000       1999       1998       1997
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                          --------   --------   --------   --------   --------
Investment Activities
 Net investment income..     0.049      0.051      0.044      0.049      0.048
                          --------   --------   --------   --------   --------
 Total from Investment
  Activities............     0.049      0.051      0.044      0.049      0.048
                          --------   --------   --------   --------   --------
Distributions
 Net investment income..    (0.049)    (0.051)    (0.044)    (0.049)    (0.048)
                          --------   --------   --------   --------   --------
 Total Distributions....    (0.049)    (0.051)    (0.044)    (0.049)    (0.048)
                          --------   --------   --------   --------   --------
Change in Net Asset
 Value..................        --         --         --         --         --
Net Asset Value, End of
 Period.................  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                          ========   ========   ========   ========   ========
Total Return............      5.03%      5.20%      4.48%      4.99%      4.90%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $564,977   $645,275   $136,078   $116,960   $111,027
Ratio of expenses to
 average net assets.....      0.77%      0.75%      0.78%      0.79%      0.78%
Ratio of net investment
 income to average net
 assets.................      4.96%      5.35%      4.40%      4.88%      4.79%
Ratio of expenses to
 average net assets*....      0.94%      0.94%      0.94%      0.95%      0.93%

/\  Formerly Classic Shares.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a)  Formerly AmSouth Prime Obligations Fund.

 Financial Highlights, Class B Shares

Selected data for a share outstanding throughout the period indicated.

                                  Year Ended Year Ended Year Ended Year Ended
                                   July 31,   July 31,   July 31,   July 31,
                                     2001       2000       1999     1998 (b)
                                  ---------- ---------- ---------- ----------
Net Asset Value, Beginning of
 Period.........................   $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                   -------    -------    -------    -------
Investment Activities
 Net investment income..........     0.042      0.042      0.035      0.005
                                   -------    -------    -------    -------
 Total from Investment
  Activities....................     0.042      0.042      0.035      0.005
                                   -------    -------    -------    -------
Distributions
 Net investment income..........    (0.042)    (0.042)    (0.035)    (0.005)
                                   -------    -------    -------    -------
 Total Distributions............    (0.042)    (0.042)    (0.035)    (0.005)
                                   -------    -------    -------    -------
Change in Net Asset Value.......        --         --         --         --
                                   -------    -------    -------    -------
Net Asset Value, End of Period..   $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                   =======    =======    =======    =======
Total Return (excludes
 redemption charge).............      4.25%      4.31%      3.55%      0.49%(c)

Ratios/Supplemental Data:
Net Assets at end of period
 (000)..........................   $ 1,908    $   727    $   224    $     1
Ratio of expenses to average net
 assets.........................      1.52%      1.61%      1.69%      1.85%(d)
Ratio of net investment income
 to average net assets..........      3.75%      4.35%      4.51%      3.83%(d)
Ratio of expenses to average net
 assets*........................      1.69%      1.69%      1.70%      1.88%(d)

 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Formerly AmSouth Prime Obligations Fund.
(b) For the period from June 15, 1998 (commencement of operations) through July 31, 1998.
(c)  Not annualized.
(d)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Prime Money Market Fund (a)

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                            2001       2000       1999       1998       1997
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                          --------   --------   --------   --------   --------
Investment Activities
 Net investment income..     0.051      0.052      0.045      0.050      0.049
                          --------   --------   --------   --------   --------
 Total from Investment
  Activities............     0.051      0.052      0.045      0.050      0.049
                          --------   --------   --------   --------   --------
Distributions
 Net investment income..    (0.051)    (0.052)    (0.045)    (0.050)    (0.049)
                          --------   --------   --------   --------   --------
 Total Distributions....    (0.051)    (0.052)    (0.045)    (0.050)    (0.049)
                          --------   --------   --------   --------   --------
Change in Net Asset
 Value..................        --         --         --         --         --
                          --------   --------   --------   --------   --------
Net Asset Value, End of
 Period.................  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                          ========   ========   ========   ========   ========
Total Return............      5.18%      5.31%      4.59%      5.09%      5.00%

Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $745,662   $731,762   $536,899   $479,974   $416,966
Ratio of expenses to
 average net assets.....      0.63%      0.67%      0.68%      0.69%      0.68%
Ratio of net investment
 income to average net
 assets.................      5.06%      5.24%      4.51%      4.98%      4.89%
Ratio of expenses to
 average net assets*....      0.84%      0.76%      0.69%      0.70%          (b)

/\  Formerly Premier Shares.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a)  Formerly AmSouth Prime Obligations Fund.
(b)  There were no fee reductions in this period.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
U.S. Treasury Money Market Fund                                    July 31, 2001
                                                          (Amounts in thousands)

 U.S. Treasury Bills* (44.0%)

                                                             Principal
                                                               Amount    Value
                                                             ---------- -------

4.18%, 8/16/01.............................................. $   21,000 $20,964
3.56%, 8/23/01..............................................     14,000  13,970
3.70%, 9/6/01...............................................     14,000  13,950
4.13%, 9/13/01..............................................     19,000  18,908
3.77%, 9/27/01..............................................     16,000  15,906
3.74%, 10/11/01.............................................     12,000  11,913
3.89%, 10/25/01.............................................     13,000  12,883
3.42%, 12/13/01.............................................     12,000  11,850
3.46%, 1/10/02..............................................     12,000  11,816
                                                                        -------
TOTAL U.S. TREASURY BILLS...................................            132,160
                                                                        -------

 U.S. Treasury Notes (22.1%)

5.50%, 8/31/01..............................................     15,000  15,005
6.25%, 10/31/01.............................................     11,000  11,067
7.50%, 11/15/01.............................................     12,000  12,128
5.88%, 11/30/01.............................................     11,000  11,078
6.13%, 12/31/01.............................................     17,000  17,172
                                                                        -------
TOTAL U.S. TREASURY NOTES...................................             66,450
                                                                        -------

 Repurchase Agreements (33.9%)

                                                             Principal
                                                               Amount    Value
                                                             ---------- --------

Goldman Sachs, 3.81%, 8/1/01, dated 7/31/01, with maturity
 value of $50,943 (Collateralized by U.S. Treasury
 Securities)...............................................  $   50,937 $ 50,937
Salomon Smith Barney, 3.83%, 8/1/01, dated 7/31/01, with a
 maturity value of $50,943 (Collateralized by U.S. Treasury
 Securities)...............................................      50,937   50,937
                                                                        --------
TOTAL REPURCHASE AGREEMENTS................................              101,874
                                                                        --------
TOTAL INVESTMENTS
 (Cost $300,484) (a) -- 100.0%.............................              300,484
Other assets in excess of liabilities --0.0%...............                   57
                                                                        --------
NET ASSETS -- 100.0%.......................................             $300,541
                                                                        ========

---------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.

                       See notes to financial statements

AMSOUTH FUNDS
U.S. Treasury Money Market Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value.........................................         $198,610
Repurchase agreements, at cost................................          101,874
                                                                       --------
 Total Investments............................................          300,484
Interest receivable...........................................              921
Receivable for capital shares issued..........................              135
Collateral for securities loaned, at fair value...............           52,000
Prepaid expenses and other assets.............................               22
                                                                       --------
 Total Assets.................................................          353,562
Liabilities:
Distributions payable......................................... $   780
Payable upon return of securities loaned......................  52,000
Payable for capital shares redeemed...........................      64
Accrued expenses and other payables:
 Investment advisory fees.....................................      87
 Administration fees..........................................      10
 Shareholder servicing fees...................................      37
 Custodian fees...............................................       7
 Other........................................................      36
                                                               -------
 Total Liabilities............................................           53,021
                                                                       --------
Net Assets:
Capital.......................................................          300,533
Accumulated net investment income.............................                7
Accumulated net realized gains from investment transactions...                1
                                                                       --------
Net Assets....................................................         $300,541
                                                                       ========
Class A Shares (b)
 Net Assets...................................................         $101,125
 Shares outstanding...........................................          101,124
 Offering and redemption price per share......................         $   1.00
                                                                       ========
Trust Shares (c)
 Net Assets...................................................         $199,416
 Shares outstanding...........................................          199,409
 Offering and redemption price per share......................         $   1.00
                                                                       ========

(a)  Formerly AmSouth U.S. Treasury Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income.................................................        $16,505
Securities lending income.......................................             49
                                                                        -------
 Total Investment Income........................................         16,554
Expenses:
Investment advisory fees........................................ $1,207
Administration fees.............................................    604
Shareholder servicing fees -- Class A Shares (b)................     72
Shareholder servicing fees -- Trust Shares (c)..................    410
Custodian fees..................................................     83
Accounting fees.................................................     53
Transfer agent fees.............................................     70
Other fees......................................................    156
                                                                 ------
 Total expenses before fee reductions...........................          2,655
 Expenses reduced by Investment Advisor.........................           (151)
 Expenses reduced by Distributor................................           (137)
 Expenses reduced by Fund Accountant............................            (37)
                                                                        -------
 Net expenses...................................................          2,330
                                                                        -------
Net Investment Income...........................................         14,224
                                                                        -------
Change in net assets resulting from operations..................        $14,224
                                                                        =======

                       See notes to financial statements

AMSOUTH FUNDS
U.S. Treasury Money Market Fund (a)

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $ 14,224   $ 13,697
                                                           --------   --------
Change in net assets resulting from operations...........    14,224     13,697
                                                           --------   --------
Distributions to Class A Shareholders (b):
 From net investment income..............................    (1,068)      (291)
Distributions to Trust Shareholders (c):
 From net investment income..............................   (13,156)   (13,406)
                                                           --------   --------
Change in net assets from shareholder distributions......   (14,224)   (13,697)
                                                           --------   --------
Change in net assets from capital transactions...........     1,852    (26,548)
                                                           --------   --------
Change in net assets.....................................     1,852    (26,548)
Net Assets:
 Beginning of period.....................................   298,689    325,237
                                                           --------   --------
 End of period...........................................  $300,541   $298,689
                                                           ========   ========

(a) Formerly AmSouth U.S. Treasury Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
U.S. Treasury Money Market Fund (a)

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                            2001       2000       1999       1998       1997
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $  1.000   $ 1.000     $1.000     $1.000     $1.000
                          --------   -------     ------     ------     ------
Investment Activities
 Net investment income..     0.046     0.046      0.040      0.046      0.045
                          --------   -------     ------     ------     ------
 Total from Investment
  Activities............     0.046     0.046      0.040      0.046      0.045
                          --------   -------     ------     ------     ------
Distributions
 Net investment income..    (0.046)   (0.046)    (0.040)    (0.046)    (0.045)
                          --------   -------     ------     ------     ------
 Total Distributions....    (0.046)   (0.046)    (0.040)    (0.046)    (0.045)
                          --------   -------     ------     ------     ------
Change in Net Asset
 Value..................        --        --         --         --         --
                          --------   -------     ------     ------     ------
Net Asset Value, End of
 Period.................  $  1.000   $ 1.000     $1.000     $1.000     $1.000
                          ========   =======     ======     ======     ======
Total Return............      4.71%     4.73%      4.06%      4.67%      4.60%
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $101,125   $11,817     $4,390     $8,070     $9,885
Ratio of expenses to
 average net assets.....      0.92%     0.85%      0.79%      0.80%      0.79%
Ratio of net investment
 income to average net
 assets.................      3.73%     4.72%      4.03%      4.57%      4.50%
Ratio of expenses to
 average net assets*....      0.98%     0.96%      0.95%      0.95%      0.94%

/\ Formerly Classic Shares.
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly AmSouth U.S. Treasury Fund.

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                            2001       2000       1999       1998       1997
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                          --------   --------   --------   --------   --------
Investment Activities
 Net investment income..     0.048      0.048      0.041      0.047      0.046
                          --------   --------   --------   --------   --------
 Total from Investment
  Activities............     0.048      0.048      0.041      0.047      0.046
                          --------   --------   --------   --------   --------
Distributions
 Net investment income..    (0.048)    (0.048)    (0.041)    (0.047)    (0.046)
                          --------   --------   --------   --------   --------
 Total Distributions....    (0.048)    (0.048)    (0.041)    (0.047)    (0.046)
                          --------   --------   --------   --------   --------
Change in Net Asset
 Value..................        --         --         --         --         --
                          --------   --------   --------   --------   --------
Net Asset Value, End of
 Period.................  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                          ========   ========   ========   ========   ========
Total Return............      4.87%      4.86%      4.16%      4.77%      4.70%
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $199,416   $286,872   $320,847   $352,055   $309,361
Ratio of expenses to
 average net assets.....      0.76%      0.73%      0.69%      0.70%      0.69%
Ratio of net investment
 income to average net
 assets.................      4.82%      4.74%      4.10%      4.67%      4.60%
Ratio of expenses to
 average net assets*....      0.87%      0.77%      0.70%      0.70%        (b)

/\ Formerly Premier Shares.
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly AmSouth U.S. Treasury Fund.
(b) There were no fee reductions in this period.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Treasury Reserve Money Market Fund                                 July 31, 2001
                                                          (Amounts in thousands)

 U.S. Treasury Bills* (29.3%)

                                                            Principal
                                                             Amount     Value
                                                           ----------- --------

4.14%, 8/16/01............................................ $    18,000 $ 17,969
4.41%, 9/13/01............................................      19,000   18,902
3.68%, 9/27/01............................................      14,000   13,920
3.51%, 10/11/01...........................................      18,000   17,877
3.54%, 10/25/01...........................................      11,000   10,909
3.44%, 12/13/01...........................................      18,000   17,773
3.54%, 12/27/01...........................................      10,000    9,860
                                                                       --------
TOTAL U.S. TREASURY BILLS.................................              107,210
                                                                       --------

 U.S. Treasury Notes (22.8%)

7.88%, 8/15/01............................................      10,000   10,015
5.50%, 8/31/01............................................      23,000   23,013
7.50%, 11/15/01...........................................      13,000   13,139
5.88%, 11/30/01...........................................      22,000   22,153
6.25%, 1/31/02............................................      15,000   15,204
                                                                       --------
TOTAL U.S. TREASURY NOTES.................................               83,524
                                                                       --------

 Repurchase Agreements (47.9%)


Goldman Sachs, 3.81%, 8/1/01, dated 7/31/01, with maturity
 value of $87,846 (Collateralized by U.S. Treasury Note)..       87,836   87,836
Salomon Smith Barney, 3.83%, 8/1/01, dated 7/31/01, with
 maturity value of $87,846 (Collateralized by U.S.
 Treasury Note)...........................................       87,836   87,836
                                                            ----------- --------
TOTAL REPURCHASE AGREEMENTS...............................               175,672
                                                                        --------
TOTAL INVESTMENTS
 (Cost $366,406) (a) -- 100.0%............................               366,406
Other assets in excess of
 liabilities -- 0.0%......................................                   109
                                                                        --------
NET ASSETS -- 100.0%......................................              $366,515
                                                                        ========

---------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.

                       See notes to financial statements

AMSOUTH FUNDS
Treasury Reserve Money Market Fund (a)


 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at value.......................................         $190,734
Repurchase agreements, at cost..............................          175,672
                                                                     --------
 Total Investments..........................................          366,406
Interest receivable.........................................            1,340
Receivable for capital shares issued........................                1
Receivable from investment advisor..........................                7
Collateral for securities loaned, at fair value.............           48,000
Prepaid expenses and other assets...........................               29
                                                                     --------
 Total Assets...............................................          415,783
Liabilities:
Distributions payable....................................... $ 1,035
Payable upon return of securities loaned....................  48,000
Accrued expenses and other payables:
 Investment advisory fees...................................     110
 Administration fees........................................       6
 Shareholder servicing fees.................................      45
 Custodian fees.............................................       9
 Other......................................................      63
                                                             -------
 Total Liabilities..........................................           49,268
                                                                     --------
Net Assets:
Capital.....................................................          366,518
Accumulated net investment income...........................                4
Accumulated net realized losses from investment
 transactions...............................................               (7)
                                                                     --------
Net Assets..................................................         $366,515
                                                                     ========
Class A Shares
 Net Assets.................................................         $ 99,777
 Shares outstanding.........................................           99,784
 Offering and redemption price per share....................         $   1.00
                                                                     ========
Trust Shares (b)
 Net Assets.................................................         $266,738
 Shares outstanding.........................................          266,752
 Offering and redemption price per share....................         $   1.00
                                                                     ========

(a) Formerly ISG Treasury Money Market Fund.
(b) Formerly Institutional Shares.

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income.................................................        $22,433
Securities lending income.......................................             57
                                                                        -------
 Total Investment Income........................................         22,490
Expenses:
Investment advisory fees........................................ $1,603
Administration fees.............................................    801
Shareholder servicing fees -- Class A Shares....................    266
Shareholder servicing fees -- Trust Shares (b)..................    441
Custodian fees..................................................    110
Accounting fees.................................................     47
Transfer agent fees.............................................    109
Other fees......................................................    143
                                                                 ------
 Total expenses before fee reductions/reimbursements............          3,520
 Expenses reduced by Investment Advisor.........................           (200)
 Expenses reimbursed by Investment Advisor......................           (136)
 Expenses reduced by Administrator..............................           (401)
 Expenses reduced by Distributor................................           (147)
 Expenses reduced by Fund Accountant............................            (45)
                                                                        -------
 Net expenses...................................................          2,591
                                                                        -------
Net Investment Income...........................................         19,899
                                                                        -------
Change in net assets resulting from operations..................        $19,899
                                                                        =======

                       See notes to financial statements

AMSOUTH FUNDS
Treasury Reserve Money Market Fund (a)


 Statements of Changes in Net Assets

                                          Year Ended Period Ended  Year Ended
                                           July 31,    July 31,   December 31,
                                             2001      2000 (b)       1999
                                          ---------- ------------ ------------
                                                 (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income...................  $ 19,899    $ 13,999     $ 20,806
                                           --------    --------     --------
Change in net assets resulting from
 operations..............................    19,899      13,999       20,806
                                           --------    --------     --------
Distributions to Class A Shareholders:
 From net investment income..............    (5,219)     (4,361)      (6,819)
Distributions to Trust Shareholders (c):
 From net investment income..............   (14,680)     (9,638)     (13,987)
                                           --------    --------     --------
Change in net assets from shareholder
 distributions...........................   (19,899)    (13,999)     (20,806)
                                           --------    --------     --------
Change in net assets from capital
 transactions............................   (57,932)    (60,565)       7,558
                                           --------    --------     --------
Change in net assets.....................   (57,932)    (60,565)       7,558
Net Assets:
 Beginning of period.....................   424,447     485,012      477,454
                                           --------    --------     --------
 End of period...........................  $366,515    $424,447     $485,012
                                           ========    ========     ========

(a) Formerly ISG Treasury Money Market Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) Formerly Institutional Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Treasury Reserve Money Market Fund (a)

 Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Period Ended    Year Ended   Year Ended   Year Ended    Year Ended
                          July 31,    July 31,     December 31, December 31, December 31,  December 31,
                            2001      2000 (b)         1999         1998         1997          1996
                         ---------- ------------   ------------ ------------ ------------  ------------
Net Asset Value,
 Beginning of Period....  $ 1.000     $  1.000       $  1.000     $  1.000     $ 1.000       $ 1.000
                          -------     --------       --------     --------     -------       -------
Investment Activities
 Net investment income..    0.048        0.030          0.043        0.046       0.047         0.047
                          -------     --------       --------     --------     -------       -------
 Total from Investment
  Activities............    0.048        0.030          0.043        0.046       0.047         0.047
                          -------     --------       --------     --------     -------       -------
Distributions
 Net investment income..   (0.048)      (0.030)        (0.043)      (0.046)     (0.047)       (0.047)
                          -------     --------       --------     --------     -------       -------
 Total Distributions....   (0.048)      (0.030)        (0.043)      (0.046)     (0.047)       (0.047)
                          -------     --------       --------     --------     -------       -------
Change in Net Asset
 Value..................       --           --             --           --          --            --
                          -------     --------       --------     --------     -------       -------
Net Asset Value, End of
 Period.................  $ 1.000     $  1.000       $  1.000     $  1.000     $ 1.000       $ 1.000
                          =======     ========       ========     ========     =======       =======
Total Return............     4.95%        3.07%(c)       4.38%        4.68%       4.78%         4.78%
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $99,777     $143,901       $143,208     $167,475     $77,065       $78,308
Ratio of expenses to
 average net assets.....     0.72%        0.65%(d)       0.60%        0.77%       0.75%         0.56%
Ratio of net investment
 income to average net
 assets.................     4.90%        5.21%(d)       4.28%        4.56%       4.68%         4.72%
Ratio of expenses to
 average net assets*....     0.95%        0.86%(d)       0.70%        0.78%           (e)       0.74%

 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a) Formerly ISG Treasury Money Market Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) Not annualized.
(d) Annualized.
(e) There were no fee reductions in this period.

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Period Ended    Year Ended   Year Ended    Year Ended   Period Ended
                          July 31,    July 31,     December 31, December 31,  December 31,  December 31,
                            2001      2000 (b)         1999         1998          1997        1996 (c)
                         ---------- ------------   ------------ ------------  ------------  ------------
Net Asset Value,
 Beginning of Period....  $  1.000    $  1.000       $  1.000     $  1.000      $  1.000      $  1.000
                          --------    --------       --------     --------      --------      --------
Investment Activities
 Net investment income..     0.049       0.031          0.043        0.048         0.049         0.024
                          --------    --------       --------     --------      --------      --------
 Total from Investment
  Activities............     0.049       0.031          0.043        0.048         0.049         0.024
                          --------    --------       --------     --------      --------      --------
Distributions
 Net investment income..    (0.049)     (0.031)        (0.043)      (0.048)       (0.049)       (0.024)
                          --------    --------       --------     --------      --------      --------
 Total Distributions....    (0.049)     (0.031)        (0.043)      (0.048)       (0.049)       (0.024)
                          --------    --------       --------     --------      --------      --------
Change in Net Asset
 Value..................        --          --             --           --            --            --
                          --------    --------       --------     --------      --------      --------
Net Asset Value, End of
 Period.................  $  1.000    $  1.000       $  1.000     $  1.000      $  1.000      $  1.000
                          ========    ========       ========     ========      ========      ========
Total Return............      5.06%       3.10%(d)       4.39%        4.93%         5.05%         2.43%(d)
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $266,738    $280,546       $341,803     $309,979      $114,175      $109,698
Ratio of expenses to
 average net assets.....      0.62%       0.61%(e)       0.59%        0.53%         0.50%         0.52%(e)
Ratio of net investment
 income to average net
 assets.................      4.99%       5.24%(e)       4.31%        4.78%         4.94%         4.78%(e)
Ratio of expenses to
 average net assets*....      0.85%       0.76%(e)       0.60%            (f)           (f)           (f)

/\ Formerly Institutional Shares.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.
(a) Formerly ISG Treasury Money Market Fund.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from July 1, 1996 (commencement of operations) through December 31, 1996.
(e) Not annualized.
(e) Annualized.
(f) There were no fee reductions in this period.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                       July 31, 2001
                                           (Amounts in thousands, except shares)

 Demand Notes (65.9%)

                                                         Shares or
                                                         Principal
                                                          Amount     Value
                                                        ----------- --------

Alabama (20.8%)
Alabama State Housing Finance Authority, Multi Family
 Housing Revenue, Rime Village Hoover Project, Series
 A, 2.70%*, 8/1/01**, FNMA............................  $     2,000 $  2,000
Alabama State Housing Finance Authority, Multi Family
 Housing Revenue, Rime Village Huntsville Project,
 Series B, 2.70%*, 8/1/01**, FNMA.....................        1,500    1,500
Bessemer Alabama Medical Clinic Board, Revenue, Lloyd
 Noland Foundation, Series A, 2.85%*, 8/2/01**, LOC:
 Allied Irish Bank PLC................................        9,600    9,600
City of Birmingham, Series 1992A, GO, 2.65%*,
 8/1/01**.............................................        2,000    2,000
Columbia Alabama Industrial Development Board, PCR,
 Alabama Power Co. Project, Series A,
 2.80%*, 8/1/01**.....................................        1,600    1,600
Columbia Alabama Industrial Development Board, PCR,
 Alabama Power Co. Project, Series D,
 2.75%*, 8/1/01**.....................................          350      350
Daphne-Villa Mercy Alabama Special Care Facilities
 Financing Authority, Revenue, Mercy Medical Project,
 2.60%*, 8/1/01**, LOC: Southtrust Bank N.A...........        5,000    5,000
Eutaw Alabama Industrial Development Board, PCR,
 Refunding, Alabama Power Co., 2.80%*, 8/1/01**.......        4,000    4,000
Homewood Educational Building Authority, Revenue,
 Educational Facilities, Samford University,
 2.80%*, 8/1/01**.....................................        5,700    5,700
Jacksonville Industrial Development Board, Industrial
 Revenue, Parker Hannifin Corp., 2.65%*, 8/2/01**.....        1,000    1,000
Mobile Industrial Development Board, PCR, Alabama
 Power Co. Project, Series B, 2.69%*, 8/2/01**........        2,000    2,000
Port City Medical Clinic Board of Mobile Alabama,
 Revenue, Infirmary Health, 2.65%*, 8/2/01**, SPA: The
 Bank of Nova Scotia and KBC Bank N.V.................        2,000    2,000
Stevenson Alabama Industrial Development Board,
 Environmental Improvement Revenue, Mead Corp.
 Project, 2.70%*, 8/1/01**............................        3,565    3,565
                                                                    --------
                                                                      40,315
                                                                    --------
Arizona (1.8%)
Phoenix Industrial Development Authority, Multi Family
 Housing Revenue, Del Mar Terrace, Series A, 2.70%*,
 8/1/01**, FHLMC......................................        3,450    3,450
                                                                    --------

 Demand Notes, continued

                                                             Shares or
                                                             Principal
                                                              Amount    Value
                                                             --------- --------

Connecticut (2.6%)
Connecticut State Health & Educational Facilities
 Authority, Revenue, Yale University, Series T-1,
 2.50%*, 8/2/01**..........................................  $   5,000 $  5,000
                                                                       --------
Georgia (3.1%)
Cobb County Housing Authority, Multi Family Housing
 Revenue, Post Mill Project, 2.70%*, 8/1/01**, FNMA........      1,000    1,000
Municipal Electric Authority, Georgia, Revenue, Project
 One, Subseries D, 2.65%*, 8/1/01**, MBIA..................      5,000    5,000
                                                                       --------
                                                                          6,000
                                                                       --------
Illinois (5.0%)
Elmhurst Revenue, Joint Common Accreditation, 2.65%*,
 8/2/01**..................................................      4,665    4,665
Illinois Developmental Finance Authority, Revenue, Provena
 Health, Series C, 3.00%*, 8/1/01**........................      5,000    5,000
                                                                       --------
                                                                          9,665
                                                                       --------
Michigan (0.5%)
Delta County Economic Development Corp., Environmental
 Improvement Revenue, Mead Escanaba Paper, Series C,
 2.70%*, 8/1/01**..........................................        900      900
                                                                       --------
Nevada (1.9%)
Reno Nevada, Hospital Revenue, St. Mary's Regional Medical
 Center, Series B, 2.75%*, 8/1/01**, MBIA..................      3,600    3,600
                                                                       --------
New York (3.2%)
New York, Series F-3, GO, 2.50%*, 8/1/01**.................      5,000    5,000
New York, Subseries A-10, GO, 2.60%*, 8/1/01**, LOC: Morgan
 Guaranty Trust............................................      1,100    1,100
                                                                       --------
                                                                          6,100
                                                                       --------
North Carolina (3.6%)
University of North Carolina Hospital Chapel Hill, Revenue,
 Series A, 2.75%*, 8/1/01**, SPA: Landesbank Hessen........      7,000    7,000
                                                                       --------
North Dakota (0.8%)
Grand Forks Health Care Facilities, Revenue, United
 Hospital Obligation Group, Series A, 2.75%*, 8/1/01**,
 LOC: LaSalle National Bank................................      1,500    1,500
                                                                       --------
Ohio (2.6%)
Montgomery County Ohio, Revenue, Catholic Health
 Initiatives, Series B, 2.80%*, 8/1/01**, SPA: Morgan
 Guaranty Trust............................................      5,000    5,000
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                       July 31, 2001
                                           (Amounts in thousands, except shares)

 Demand Notes, continued

                                                           Shares or
                                                           Principal
                                                            Amount     Value
                                                          ----------- --------

Oregon (1.7%)
Port of Portland Oregon, Reynolds Metals, PCR, 2.70%*,
 8/1/01**, LOC: San Paolo Bank........................... $     3,200 $  3,200
                                                                      --------
Pennsylvania (2.9%)
Lehigh County Pennsylvania General Purpose Authority,
 Revenue, Lehigh Valley Hospital, Series A,
 2.75%*, 8/1/01**, AMBAC.................................       4,200    4,200
Lehigh County Pennsylvania General Purpose Authority,
 Revenue, Lehigh Valley Hospital, Series B,
 2.75%*, 8/1/01**, MBIA..................................       1,300    1,300
                                                                      --------
                                                                         5,500
                                                                      --------
Tennessee (7.3%)
Metropolitan Government, Nashville & Davidson County,
 Industrial Development Board, Revenue, Country Music
 Hall of Fame, 2.65%*, 8/2/01**..........................       5,000    5,000
Shelby County Health, Educational, & Housing Facilities
 Board Revenue, Multi Family Housing, Wyndridge, 2.67%*,
 8/1/01**................................................       8,000    8,000
Sullivan County Industrial Development Board, PCR, Mead
 Corporation Project, 2.70%*, 8/1/01**, LOC: Union Bank
 of Switzerland..........................................       1,190    1,190
                                                                      --------
                                                                        14,190
                                                                      --------
Texas (4.3%)
Harris County Health Facilities Development Corporation,
 Revenue, 2.75%*, 8/1/01**, SPA: Morgan Guaranty Trust...       2,900    2,900
Lone Star Texas Airport Improvement Authority, 2.75%*,
 8/1/01**, LOC: Royal Bank of Canada.....................       1,000    1,000
Lone Star Texas Airport Improvement Authority, 2.75%*,
 8/1/01**, LOC: Royal Bank Of Canada.....................       3,000    3,000
North Central Texas Health Facilities Development
 Corporation, Revenue, Presbytarian Medical Center,
 Series C, 2.75%*, 8/1/01**, MBIA........................       1,400    1,400
                                                                      --------
                                                                         8,300
                                                                      --------
Washington (2.6%)
Washington State, Series VR 96B, GO, 2.50%*, 8/1/01**....       5,000    5,000
                                                                      --------
Wyoming (1.2%)
Green River Wyoming, PCR, Rhone-Poulene Inc. Project,
 2.70%*, 8/1/01**, LOC: ABN AMRO Bank N.V................       2,300    2,300
                                                                      --------
TOTAL DEMAND NOTES.......................................              127,020
                                                                      --------

 Municipal Bonds (26.7%)

                                                            Shares or
                                                            Principal
                                                             Amount     Value
                                                           ----------- --------

California (5.0%)
Brea California Public Finance Authority, Revenue, 7.00%,
 8/1/15, OID, Prerefunded 8/1/01 @ 102, MBIA.............  $     9,580 $  9,771
                                                                       --------
Colorado (0.3%)
Colorado Springs Colorado, Utilities Revenue, Refunding
 and Improvements, Series A, 4.50%, 11/15/01.............          615      618
                                                                       --------
Connecticut (0.9%)
New Haven Connecticut, GO, 7.40%, 8/15/11, Prerefunded
 8/15/01 @ 102...........................................        1,605    1,640
                                                                       --------
Florida (1.9%)
Fort Lauderdale Florida, Water & Sewer Revenue, 5.50%,
 9/1/01, OID, ETM........................................        1,000    1,002
Miami Beach Florida, Park Improvement Projects, 4.00%,
 9/1/01, OID, FGIC.......................................          300      300
Palm Beach County Florida School District, GO, 4.80%,
 8/1/01, OID, FGIC.......................................        1,000    1,000
Reedy Creek Florida Improvement District, Utilities
 Revenue, Series 1991-1, OID, 6.50%, 10/1/16, Prerefunded
 10/1/01 @ 101, MBIA.....................................          850      864
Tampa Florida, Utility Tax & Special Revenue, 6.90%,
 10/1/09, OID, Prerefunded 10/1/01 @ 102, AMBAC, MBIA-
 IBC.....................................................          530      544
                                                                       --------
                                                                          3,710
                                                                       --------
Georgia (1.6%)
Dougherty County Georgia School District, Tax
 Anticipation Notes, 3.50%, 12/31/01.....................        3,000    3,009
                                                                       --------
Indiana (0.5%)
Indiana University, Revenue, Student Fees, Series H,
 6.80%, 8/1/04, OID, Prerefunded 8/1/01 @ 102............        1,000    1,020
                                                                       --------
Massachusetts (4.6%)
Chelsea Massachusetts, GO, 4.10%, 9/1/01, FGIC...........          297      297
Massachusetts State, Series C, GO, 6.75%, 8/1/06, OID,
 Prerefunded 8/1/01 @ 102................................          500      510
Pittsfield Massachusetts, Bond Anticipation Notes, 5.00%,
 10/12/01................................................        8,000    8,030
                                                                       --------
                                                                          8,837
                                                                       --------
Michigan (2.8%)
Michigan State Hospital Finance Authority, Revenue,
 Detroit Medical Center, Series A, 7.50%, 8/15/11, OID,
 Prerefunded 8/15/01 @ 102...............................        5,000    5,109
Washtenaw County Michigan Building Authority, Revenue,
 4.80%, 9/1/01, AMBAC....................................          350      351
                                                                       --------
                                                                          5,460
                                                                       --------

                                   Continued

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Tax-Exempt Money Market Fund                                       July 31, 2001
                                           (Amounts in thousands, except shares)

 Municipal Bonds, continued

                                                             Shares or
                                                             Principal
                                                              Amount     Value
                                                            ----------- --------

Minnesota (0.1%)
Minnesota State Higher Education Facilities Authority,
 Revenue, University of St. Thomas, Series 4-A1, 4.45%,
 10/1/01..................................................  $       100 $    100
                                                                        --------
Missouri (0.3%)
Independence Missouri, Water Utility Revenue, 3.60%,
 11/1/01, AMBAC...........................................          600      601
                                                                        --------
New Jersey (2.2%)
Bridgewater Township New Jersey, Bond Anticipation Notes,
 3.25%, 1/30/02...........................................        4,213    4,225
                                                                        --------
New York (2.6%)
Monroe Woodbury New York Central School District, Tax
 Anticipation Notes, 3.05%, 9/28/01.......................        5,000    5,003
                                                                        --------
Ohio (0.5%)
Cuyahoga County Ohio, Hospital Revenue, Meridia Health
 System, 7.00%, 8/15/23, OID, Prerefunded 8/15/01 @ 102...          500      511
Hilliard Ohio School District, School Improvements, Series
 B, GO, 4.00%, 12/1/01....................................          515      517
                                                                        --------
                                                                           1,028
                                                                        --------
Pennsylvania (1.8%)
Upper Merion Pennsylvania Area School District, GO, 6.90%,
 9/1/16, Prerefunded 9/1/01 @ 100, State Aid Withholding..        3,500    3,513
                                                                        --------
South Carolina (0.1%)
Florence County South Carolina, Hospital Revenue, McLeod
 Regional Medical Center Project, 4.60%, 11/1/01, OID,
 FGIC.....................................................          215      216
                                                                        --------
South Dakota (0.3%)
South Dakota State Building Authority, Lease Revenue,
 Series A, 4.60%, 12/1/01, AMBAC..........................          500      502
                                                                        --------
Texas (0.6%)
Round Rock Texas Independent School District, GO, 3.40%,
 8/1/01, OID, PSF-GTD.....................................          500      500
Texas State, Water Financial Assistance, GO, 5.00%,
 8/1/01...................................................          600      600
                                                                        --------
                                                                           1,100
                                                                        --------
Virginia (0.3%)
Virginia College Building Authority, Educational
 Facilities Revenue, 21st Century College Program,
 4.25%, 8/1/01............................................          500      500
                                                                        --------
Wisconsin (0.3%)
Wisconsin State, Refunding, Series 3, GO, 5.25%, 11/1/01..          500      503
                                                                        --------
TOTAL MUNICIPAL BONDS.....................................                51,356
                                                                        --------

 Tax Exempt Commercial Paper (5.2%)

                                                            Shares or
                                                            Principal
                                                             Amount     Value
                                                           ----------- --------

LPFA, 2.55%, 8/13/01...................................... $     5,000 $  5,000
Texas Municipal Power, 2.60%, 8/14/01.....................       5,000    5,000
                                                                       --------
TOTAL TAX EXEMPT COMMERCIAL PAPER.........................               10,000
                                                                       --------

 Investment Companies (2.2%)

AIM Tax-Free Money Market Fund............................   1,347,498    1,348
Goldman Sachs Tax-Free Money Market Fund..................   2,928,155    2,928
                                                                       --------
TOTAL INVESTMENT COMPANIES................................                4,276
                                                                       --------
TOTAL INVESTMENTS
 (Cost $192,652) (a) -- 100.0%............................              192,652
Liabilities in excess of other
 assets -- (0.0%).........................................                  (19)
                                                                       --------
NET ASSETS -- 100.0%......................................             $192,633
                                                                       ========

---------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
 * Variable rate security. Rate presented represents rate in effect at July 31, 2001. Date presented reflects next rate change date.
** Put and demand features exist allowing the fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, and semiannually.
AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FHLMC -- Insured by Federal Home Loan Mortgage Corp.
FNMA -- Insured by Federal National Mortgage Assoc.
GO -- General Obligation
LOC -- Line of Credit
MBIA -- Insured by Municipal Bond Insurance Assoc.
MBIA-IBC -- MBIA Insured Bond Certificates
OID -- Original Issue Discount
PCR -- Pollution Control Revenue
PLC -- Public Limited Company
PSF-GTD -- Permanent School Fund Guarantee
SPA -- Standby Purchase Agreement

                       See notes to financial statements

AMSOUTH FUNDS
Tax-Exempt Money Market Fund (a)

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at
 value.........         $192,652
Interest and
 dividends
 receivable....            1,525
Prepaid
 expenses and
 other assets..               29
                        --------
 Total Assets..          194,206
Liabilities:
Distributions
 payable.......  $  300
Payable for
 investments
 purchased.....   1,176
Accrued
 expenses and
 other
 payables:
 Investment
  advisory
  fees.........      41
 Administration
  fees.........       6
 Shareholder
  servicing
  fees.........      22
 Custodian
  fees.........       5
 Other.........      23
                 ------
 Total
  Liabilities..            1,573
                        --------
Net Assets:
Capital........          192,923
Accumulated net
 realized
 losses from
 investment
 transactions..             (290)
                        --------
Net Assets.....         $192,633
                        ========
Class A Shares
 (b)
 Net Assets....         $ 40,728
 Shares
  outstanding..           40,786
 Offering and
  redemption
  price per
  share........         $   1.00
                        ========
Trust Shares
 (c)
 Net Assets....         $151,905
 Shares
  outstanding..          152,138
 Offering and
  redemption
  price per
  share........         $   1.00
                        ========

(a)  Formerly AmSouth Tax-Exempt Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.
 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income....................................................      $6,934
Dividend income....................................................         319
                                                                         ------
 Total Investment Income...........................................       7,253
Expenses:
Investment advisory fees........................................... $805
Administration fees................................................  403
Shareholder servicing fees -- Class A Shares (b)...................  110
Shareholder servicing fees -- Trust Shares (c).....................  236
Custodian fees.....................................................   55
Accounting fees....................................................   39
Transfer agent fees................................................   51
Other fees.........................................................   77
                                                                    ----
 Total expenses before fee reductions..............................       1,776
 Expenses reduced by Investment Advisor............................        (302)
 Expenses reduced by Distributor...................................         (79)
 Expenses reduced by Fund Accountant...............................         (23)
                                                                         ------
 Net expenses......................................................       1,372
                                                                         ------
Net Investment Income..............................................       5,881
                                                                         ------
Realized Gains from Investments:
Net realized gains from investment transactions....................          97
                                                                         ------
Change in net assets resulting from operations.....................      $5,978
                                                                         ======

                       See notes to financial statements

AMSOUTH FUNDS
Tax-Exempt Money Market Fund (a)

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $  5,881   $  4,385
 Net realized gains (losses) from investment
  transactions...........................................        97       (172)
                                                           --------   --------
Change in net assets resulting from operations...........     5,978      4,213
                                                           --------   --------
Distributions to Class A Shareholders (b):
 From net investment income..............................    (1,243)    (1,179)
Distributions to Trust Shareholders (c):
 From net investment income..............................    (4,638)    (3,206)
                                                           --------   --------
Change in net assets from shareholder distributions......    (5,881)    (4,385)
                                                           --------   --------
Change in net assets from capital transactions...........      (598)    96,582
                                                           --------   --------
Change in net assets.....................................      (501)    96,410
Net Assets:
 Beginning of period.....................................   193,134     96,724
                                                           --------   --------
 End of period...........................................  $192,633   $193,134
                                                           ========   ========

(a) Formerly AmSouth Tax-Exempt Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.

                       See notes to financial statements

AMSOUTH FUNDS
Tax-Exempt Money Market Fund (a)

 Financial Highlights, Class A Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                            2001       2000       1999       1998       1997
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $ 0.998    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                          -------    -------    -------    -------    -------
Investment Activities
 Net investment income..    0.028      0.031      0.026      0.030      0.030
 Net realized and
  unrealized gain
  (losses) from
  investments...........    0.001     (0.002)        --         --         --
                          -------    -------    -------    -------    -------
 Total from Investment
  Activities............    0.029      0.029      0.026      0.030      0.030
                          -------    -------    -------    -------    -------
Distributions
 Net investment income..   (0.028)    (0.031)    (0.026)    (0.030)    (0.030)
                          -------    -------    -------    -------    -------
 Total Distributions....   (0.028)    (0.031)    (0.026)    (0.030)    (0.030)
                          -------    -------    -------    -------    -------
Change in Net Asset
 Value..................    0.001     (0.002)        --         --         --
                          -------    -------    -------    -------    -------
Net Asset Value, End of
 Period.................  $ 0.999    $ 0.998    $ 1.000    $ 1.000    $ 1.000
                          =======    =======    =======    =======    =======
Total Return............     2.83%      3.11%      2.66%      3.03%      3.04%
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $40,728    $51,260    $22,844    $28,657    $27,926
Ratio of expenses to
 average net assets.....     0.80%      0.71%      0.59%      0.60%      0.62%
Ratio of net investment
 income to average net
 assets.................     2.84%      3.14%      2.64%      2.97%      3.00%
Ratio of expenses to
 average net assets*....     0.96%      0.97%      0.98%      0.98%      0.97%

/\ Formerly Classic Shares.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly AmSouth Tax-Exempt Fund.

 Financial Highlights, Trust Shares/\

Selected data for a share outstanding throughout the period indicated.

                         Year Ended Year Ended Year Ended Year Ended Year Ended
                          July 31,   July 31,   July 31,   July 31,   July 31,
                            2001       2000       1999       1998       1997
                         ---------- ---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of Period....  $  0.998   $  1.000   $ 1.000    $ 1.000    $ 1.000
                          --------   --------   -------    -------    -------
Investment Activities
 Net investment income..     0.029      0.032     0.027      0.031      0.031
 Net realized and
  unrealized gains
  (losses) from
  investments...........        --*    (0.002)       --         --         --
                          --------   --------   -------    -------    -------
 Total from Investment
  Activities............     0.029      0.030     0.027      0.031      0.031
                          --------   --------   -------    -------    -------
Distributions
 Net investment income..    (0.029)    (0.032)   (0.027)    (0.031)    (0.031)
                          --------   --------   -------    -------    -------
 Total Distributions....    (0.029)    (0.032)   (0.027)    (0.031)    (0.031)
                          --------   --------   -------    -------    -------
Change in Net Asset
 Value..................        --     (0.002)       --         --         --
                          --------   --------   -------    -------    -------
Net Asset Value, End of
 Period.................  $  0.998   $  0.998   $ 1.000    $ 1.000    $ 1.000
                          ========   ========   =======    =======    =======
Total Return............      2.98%      3.23%     2.76%      3.13%      3.15%
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)...........  $151,905   $141,874   $73,880    $62,084    $55,429
Ratio of expenses to
 average net assets.....      0.65%      0.59%     0.49%      0.50%      0.52%
Ratio of net investment
 income to average net
 assets.................      2.95%      3.28%     2.71%      3.07%      3.10%
Ratio of expenses to
 average net assets**...      0.86%      0.80%     0.73%      0.73%      0.72%

/\ Formerly Premier Shares.
 * Less than $0.0005
** During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly AmSouth Tax-Exempt Fund.

                       See notes to financial statements

AMSOUTH FUNDS                                  Schedule of Portfolio Investments
Institutional Prime Obligations Money Market Fund                  July 31, 2001
                                           (Amounts in thousands, except shares)

 Commercial Paper -- Domestic* (46.3%)

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Aircraft Leasing (3.0%)
International Lease Finance Corp., 3.69%, 10/3/01.......... $   23,000 $ 22,853
                                                                       --------
Banking (2.9%)
Wells Fargo & Co., 3.57%, 10/26/01.........................     22,000   21,814
                                                                       --------
Beverages (2.8%)
Coca-Cola Co., 3.80%, 8/30/01..............................     21,000   20,936
                                                                       --------
Chemicals (2.8%)
E.I. Du Pont De Nemours and Co., 3.60%, 8/23/01............     21,000   20,954
                                                                       --------
Consumer Goods (5.0%)
Gillette Co., 3.65%, 10/11/01..............................     16,000   15,886
Kimberly-Clark Corp., 3.68%, 9/13/01.......................     11,000   10,952
Kimberly-Clark Corp., 3.57%, 10/24/01......................     11,000   10,909
                                                                       --------
                                                                         37,747
                                                                       --------
Financial Services (21.6%)
American Express Credit Corp., 3.90%, 8/27/01..............     23,000   22,936
American General Finance Corp., 3.94%, 8/16/01.............     22,000   21,964
Chevron USA, Inc., 3.73%, 8/6/01...........................     26,000   25,987
GE Capital Investment Advisors, 3.76%, 9/6/01..............     29,000   28,891
General Motors Acceptance Corp., 3.72%, 9/17/01............     21,000   20,899
General Re Funding Corp., 3.57%, 10/29/01..................     19,000   18,834
IBM Credit Corp., 3.63%, 9/25/01...........................     23,000   22,874
                                                                       --------
                                                                        162,385
                                                                       --------
Oil & Gas Exploration, Production, & Services (2.9%)
Texaco, Inc., 3.64%, 9/19/01...............................     22,000   21,892
                                                                       --------
Pharmaceuticals (2.9%)
Merck & Co., Inc., 3.66%, 9/11/01..........................     22,000   21,909
                                                                       --------
Telecommunications (2.4%)
BellSouth Corp., 3.60%, 10/12/01...........................     18,000   17,871
                                                                       --------
TOTAL COMMERCIAL PAPER -- DOMESTIC.........................             348,361
                                                                       --------

 Commercial Paper -- Foreign* (3.0%)

Pharmaceuticals (3.0%)
Glaxo Wellcome PLC, 3.95%, 8/20/01.........................     23,000   22,953
                                                                       --------
TOTAL COMMERCIAL PAPER -- FOREIGN..........................              22,953
                                                                       --------

 U.S. Government Agencies* (20.2%)

Fannie Mae (4.5%)
4.67%, 8/9/01..............................................     34,000   33,965
                                                                       --------
Federal Farm Credit Bank (3.8%)
4.68%, 11/8/01.............................................     29,000   28,638
                                                                       --------

 U.S. Government Agencies*, continued

                                                            Shares or
                                                            Principal
                                                              Amount    Value
                                                            ---------- --------

Federal Home Loan Bank (3.8%)
3.61%, 1/4/02.............................................  $   19,344 $ 19,047
3.70%, 1/11/02............................................      10,000    9,839
                                                                       --------
                                                                         28,886
                                                                       --------
Freddie Mac (3.5%)
4.68%, 8/3/01.............................................      26,000   25,994
                                                                       --------
Private Export Funding (1.8%)
3.54%, 11/26/01...........................................      14,000   13,841
                                                                       --------
Tennessee Valley Authority (2.8%)
3.65%, 8/14/01............................................      21,000   20,972
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCIES............................              152,296
                                                                       --------

 Investment Companies (0.0%)

AmSouth Prime Money Market Fund...........................      20,429       20
AmSouth U.S. Treasury Money Market Fund...................      16,826       17
                                                                       --------
TOTAL INVESTMENT COMPANIES................................                   37
                                                                       --------

 Repurchase Agreements (30.8%)

Cantor Fitzgerald, 3.90%, 8/1/01, dated 7/31/01, with
 maturity value of $81,990 (Collateralized by various U.S.
 Treasury and Government backed Securities)...............      81,981   81,981
Goldman Sachs, 3.90%, 8/1/01, dated 7/31/01, with a
 maturity value of $34,004 (Collateralized by various U.S.
 Government backed Securities)............................      34,000   34,000
Prudential, 3.90%, 8/1/01, dated 7/31/01, with a maturity
 value of $34,004 (Collateralized by various U.S. Treasury
 and Government backed Securities)........................      34,000   34,000
Salomon Smith Barney, 3.90%, 8/1/01, dated 7/31/01, with a
 maturity value of $81,990 (Collateralized by various U.S.
 Treasury and Government backed Securities)...............      81,981   81,981
                                                                       --------
TOTAL REPURCHASE AGREEMENTS...............................              231,962
                                                                       --------
TOTAL INVESTMENTS
 (Cost $755,609) (a) -- 100.3%............................              755,609
Liabilities in excess of other assets -- (0.3)%...........               (2,428)
                                                                       --------
NET ASSETS -- 100.0%......................................             $753,181
                                                                       ========

---------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.
PLC -- Public Limited Company

AMSOUTH FUNDS
Institutional Prime Obligations Money Market Fund

 Statement of Assets and Liabilities

                                                                   July 31, 2001
                                                          (Amounts in thousands,
                                                       except per share amounts)

Assets:
Investments, at
 value.........         $523,647
Repurchase
 agreements, at
 cost..........          231,962
                        --------
 Total
  Investments..          755,609
Interest and
 dividends
 receivable....               25
Prepaid
 expenses and
 other assets..               23
                        --------
 Total Assets..          755,657

Liabilities:
Distributions
 payable.......  $2,146
Accrued
 expenses and
 other
 payables:
 Investment
  advisory
  fees.........      44
 Administration
  fees.........      12
 Distribution
  fees.........     139
 Custodian
  fees.........      17
 Other.........     118
                 ------
 Total
  Liabilities..            2,476
                        --------
Net Assets:
Capital........          753,177
Accumulated net
 investment
 income........                5
Accumulated net
 realized
 losses from
 investment
 transactions..               (1)
                        --------
Net Assets.....         $753,181
                        ========
Class I Shares
 Net Assets....         $221,876
 Shares
  outstanding..          221,876
 Offering and
  redemption
  price per
  share........         $   1.00
                        ========
Class II Shares
 Net Assets....         $361,629
 Shares
  outstanding..          361,629
 Offering and
  redemption
  price per
  share........         $   1.00
                        ========
Class III
 Shares
 Net Assets....         $169,676
 Shares
  outstanding..          169,677
 Offering and
  redemption
  price per
  share........         $   1.00
                        ========

 Statement of Operations

                                                For the year ended July 31, 2001
                                                          (Amounts in thousands)

Investment Income:
Interest income.................................................        $32,056
Dividend income.................................................              2
                                                                        -------
 Total Investment Income........................................         32,058

Expenses:
Investment advisory fees........................................ $1,172
Administration fees.............................................    586
Distribution fees -- Class II Shares............................    616
Distribution fees -- Class III Shares...........................    722
Custodian fees..................................................    161
Accounting fees.................................................    109
Transfer agent fees.............................................    135
Other fees......................................................    187
                                                                 ------
 Total expenses before fee reductions...........................          3,688
                                                                        -------
 Expenses reduced by Investment Advisor.........................           (762)
 Expenses reduced by Administrator..............................            (52)
 Expenses reduced by Fund Accountant............................            (78)
                                                                        -------
 Net expenses...................................................          2,796
                                                                        -------
Net Investment Income...........................................         29,262
                                                                        -------
Change in net assets resulting from operations..................        $29,262
                                                                        =======

                       See notes to financial statements

AMSOUTH FUNDS
Institutional Prime Obligations Money Market Fund

 Statements of Changes in Net Assets

                                                          Year Ended Year Ended
                                                           July 31,   July 31,
                                                             2001       2000
                                                          ---------- ----------
                                                               (Amounts in
                                                               thousands)
From Investment Activities:
Operations:
 Net investment income...................................  $ 29,262   $ 14,515
 Net realized losses from investment transactions........        --         (1)
                                                           --------   --------
Change in net assets resulting from operations...........    29,262     14,514
                                                           --------   --------
Distributions to Class I Shareholders:
 From net investment income..............................    (9,991)    (7,471)
Distributions to Class II Shareholders:
 From net investment income..............................   (12,372)    (4,334)
Distributions to Class III Shareholders:
 From net investment income..............................    (6,899)    (2,710)
                                                           --------   --------
Change in net assets from shareholder distributions......   (29,262)   (14,515)
                                                           --------   --------
Change in net assets from capital transactions...........   319,128    325,021
                                                           --------   --------
Change in net assets.....................................   319,128    325,020
Net Assets:
 Beginning of period.....................................   434,053    109,033
                                                           --------   --------
 End of period...........................................  $753,181   $434,053
                                                           ========   ========

                       See notes to financial statements

AMSOUTH FUNDS
Institutional Prime Obligations Money Market Fund

 Financial Highlights, Class I Shares

Selected data for a share outstanding throughout the period indicated.

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                               2001       2000      1999 (a)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period......   $  1.000   $  1.000    $ 1.000
                                             --------   --------    -------
Investment Activities
 Net investment income....................      0.054      0.057      0.042
                                             --------   --------    -------
 Total from Investment Activities.........      0.054      0.057      0.042
                                             --------   --------    -------
Distributions
 Net investment income....................     (0.054)    (0.057)    (0.042)
                                             --------   --------    -------
 Total Distributions......................     (0.054)    (0.057)    (0.042)
                                             --------   --------    -------
Change in Net Asset Value.................         --         --         --
                                             --------   --------    -------
Net Asset Value, End of Period............   $  1.000   $  1.000    $ 1.000
                                             ========   ========    =======
Total Return..............................       5.57%      5.82%      4.31%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000).........   $221,876   $138,779    $69,458
Ratio of expenses to average net assets...       0.25%      0.21%      0.22%(c)
Ratio of net investment income to average
 net assets...............................       5.12%      5.73%      4.82%(c)
Ratio of expenses to average net assets*..       0.40%      0.41%      0.45%(c)

 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.

 Financial Highlights, Class II Shares

Selected data for a share outstanding throughout the period indicated.

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                               2001       2000      1999 (a)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period......   $  1.000   $  1.000    $ 1.000
                                             --------   --------    -------
Investment Activities
 Net investment income....................      0.052      0.054      0.020
                                             --------   --------    -------
 Total from Investment Activities.........      0.052      0.054      0.020
                                             --------   --------    -------
Distributions
 Net investment income....................     (0.052)    (0.054)    (0.020)
                                             --------   --------    -------
 Total Distributions......................     (0.052)    (0.054)    (0.020)
                                             --------   --------    -------
Change in Net Asset Value.................         --         --         --
                                             --------   --------    -------
Net Asset Value, End of Period............   $  1.000   $  1.000    $ 1.000
                                             ========   ========    =======
Total Return..............................       5.31%      5.55%      1.96%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000).........   $361,629   $180,873    $26,000
Ratio of expenses to average net assets...       0.50%      0.45%      0.49%(c)
Ratio of net investment income to average
 net assets...............................       5.00%      5.69%      4.45%(c)
Ratio of expenses to average net assets*..       0.65%      0.66%      0.72%(c)

 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS
Institutional Prime Obligations Money Market Fund

 Financial Highlights, Class III Shares

Selected data for a share outstanding throughout the period indicated.

                                            Year Ended Year Ended Period Ended
                                             July 31,   July 31,    July 31,
                                               2001       2000      1999 (a)
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period......   $  1.000   $  1.000    $ 1.000
                                             --------   --------    -------
Investment Activities
 Net investment income....................      0.049      0.052      0.018
                                             --------   --------    -------
 Total from Investment Activities.........      0.049      0.052      0.018
                                             --------   --------    -------
Distributions
 Net investment income....................     (0.049)    (0.052)    (0.018)
                                             --------   --------    -------
 Total Distributions......................     (0.049)    (0.052)    (0.018)
                                             --------   --------    -------
Change in Net Asset Value.................         --         --         --
                                             --------   --------    -------
Net Asset Value, End of Period............   $  1.000   $  1.000    $ 1.000
                                             ========   ========    =======
Total Return..............................       5.04%      5.29%      1.84%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000).........   $169,676   $114,401    $13,575
Ratio of expenses to average net assets...       0.75%      0.71%      0.74%(c)
Ratio of net investment income to average
 net assets...............................       4.81%      5.43%      4.22%(c)
Ratio of expenses to average net assets*..       0.90%      0.91%      0.97%(c)

 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

AMSOUTH FUNDS

                         Notes to Financial Statements
                                 July 31, 2001

1. Organization:

  AmSouth Funds (the "Trust") was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

  The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Value Fund, the AmSouth Growth Fund, the AmSouth Capital Growth Fund, the AmSouth Large Cap Fund, the AmSouth Mid Cap Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Balanced Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth International Equity Fund, the AmSouth Strategic Portfolios: Aggressive Growth Portfolio, the AmSouth Strategic
Portfolios: Growth Portfolio, the AmSouth Strategic Portfolios: Growth and Income Portfolio, the AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, the AmSouth Bond Fund, the AmSouth Limited Term Bond Fund, the AmSouth Government Income Fund, the AmSouth Limited Term U.S. Government Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Exempt Fund, the AmSouth Tennessee Tax-Exempt Fund, the AmSouth Limited Term Tennessee Tax-Exempt Fund, (collectively, "the variable net asset funds"), the AmSouth Prime Money Market Fund, the AmSouth U.S. Treasury Money Market Fund, the AmSouth Treasury Reserve Money Market Fund, the AmSouth Tax-Exempt Money Market Fund and the AmSouth Institutional Prime Obligations Money Market Fund (collectively, "the money market funds") (collectively, "the Funds" and individually "a Fund").

2. Reorganization:

  The Funds entered into an Agreement and Plan of Reorganization with the ISG Funds pursuant to which all of the assets and liabilities of each ISG Fund transferred to a corresponding AmSouth Fund in exchange for shares of the AmSouth Fund. Each ISG Fund listed below transferred all of its assets and liabilities to the corresponding AmSouth Fund identified opposite its name in exchange for shares of such ISG Fund and changed its fiscal year end to July 31:

ISG Funds                                        AmSouth Funds
---------                                        -------------
ISG Capital Growth Fund                          AmSouth Capital Growth Fund
ISG Large-Cap Equity Fund                        AmSouth Large Cap Fund
ISG Mid-Cap Fund                                 AmSouth Mid Cap Fund
ISG Small-Cap Opportunity Fund                   AmSouth Small Cap Fund
ISG Equity Income Fund                           AmSouth Equity Income Fund
ISG International Equity Fund                    AmSouth International Equity Fund
ISG Aggressive Growth Portfolio                  AmSouth Strategic Portfolios: Aggressive Growth
                                                  Portfolio
ISG Growth Portfolio                             AmSouth Strategic Portfolios: Growth Portfolio
ISG Growth & Income Portfolio                    AmSouth Strategic Portfolios: Growth and Income
                                                  Portfolio
ISG Moderate Growth & Income Portfolio           AmSouth Strategic Portfolios: Moderate Growth
                                                  and Income Portfolio
ISG Income Fund                                  AmSouth Bond Fund
ISG Limited Term Income Fund                     AmSouth Limited Term Bond Fund
ISG Government Income Fund                       AmSouth Government Income Fund
ISG Limited Term U.S. Government Fund            AmSouth Limited Term U.S. Government Fund
ISG Municipal Income Fund                        AmSouth Municipal Bond Fund
ISG Tennessee Tax-Exempt Fund                    AmSouth Tennessee Tax-Exempt Fund
ISG Limited Term Tennessee Tax-Exempt Fund       AmSouth Limited Term Tennessee Tax-Exempt Fund
ISG Prime Money Market Fund                      AmSouth Prime Money Market Fund
ISG Treasury Money Market Fund                   AmSouth Treasury Reserve Money Market Fund
ISG Tax-Exempt Money Market Fund                 AmSouth Tax-Exempt Money Market Fund

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001


  The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 13, 2000 and was approved by shareholders of the ISG Funds at a Special Meeting of Shareholders held on February 11, 2000. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the reorganization:

                                                                     After
                                        Before Reorganization    Reorganization
                                     --------------------------- --------------
                                     ISG Capital     AmSouth        AmSouth
                                        Growth    Capital Growth Capital Growth
                                         Fund          Fund           Fund
                                     ------------ -------------- --------------
Class A
  Shares ...........................      779,629        --            779,629
  Net Assets ....................... $ 10,814,963      $ --       $ 10,814,963
  Net Asset Value................... $      13.87      $ --       $      13.87
Class B
  Shares ...........................      591,438        --            591,438
  Net Assets ....................... $  7,949,059      $ --       $  7,949,059
  Net Asset Value................... $      13.44      $ --       $      13.44
Trust
  Shares ...........................   19,602,706        --         19,602,706
  Net Assets ....................... $270,349,507      $ --       $270,349,507
  Net Asset Value................... $      13.79      $ --       $      13.79
Unrealized Appreciation ............ $ 35,279,850      $ --       $ 35,279,850

                                                                     After
                                        Before Reorganization    Reorganization
                                     --------------------------- --------------
                                      ISG Large-
                                      Cap Equity  AmSouth Large     AmSouth
                                         Fund        Cap Fund    Large Cap Fund
                                     ------------ -------------- --------------
Class A
  Shares ...........................    2,806,201        --          2,806,201
  Net Assets ....................... $ 74,684,236      $ --       $ 74,684,236
  Net Asset Value................... $      26.61      $ --       $      26.61
Class B
  Shares ...........................      771,877        --            771,877
  Net Assets ....................... $ 20,304,387      $ --       $ 20,304,387
  Net Asset Value................... $      26.31      $ --       $      26.31
Trust
  Shares ...........................   25,140,642        --         25,140,642
  Net Assets ....................... $668,933,544      $ --       $668,933,544
  Net Asset Value................... $      26.61      $ --       $      26.61
Unrealized Appreciation ............ $378,072,734      $ --       $378,072,734


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                                                    After
                                        Before Reorganization   Reorganization
                                      ------------------------- --------------
                                           ISG        AmSouth      AmSouth
                                         Mid-Cap      Mid Cap      Mid Cap
                                          Fund         Fund          Fund
                                      ------------- ----------- --------------
Class A
  Shares ............................      380,582           --       380,582
  Net Assets ........................  $ 8,292,145  $        --  $  8,292,145
  Net Asset Value....................  $     21.79  $        --  $      21.79
Class B
  Shares ............................      364,887           --       364,887
  Net Assets ........................  $ 7,901,180  $        --  $  7,901,180
  Net Asset Value....................  $     21.65  $        --  $      21.65
Trust
  Shares ............................    3,166,614           --     3,166,614
  Net Assets ........................  $69,051,431  $        --  $ 69,051,431
  Net Asset Value....................  $     21.81  $        --  $      21.81
Unrealized Appreciation .............  $27,860,513  $        --  $ 27,860,513

                                                                    After
                                        Before Reorganization   Reorganization
                                      ------------------------- --------------
                                      ISG Small-Cap   AmSouth      AmSouth
                                       Opportunity   Small Cap    Small Cap
                                          Fund         Fund          Fund
                                      ------------- ----------- --------------
Class A
  Shares ............................      506,220      142,537       707,025
  Net Assets ........................  $ 7,699,370  $ 1,943,789  $  9,643,158
  Net Asset Value....................  $     15.21  $     13.64  $      13.64
Class B
  Shares ............................       29,990      100,342       133,766
  Net Assets ........................  $   449,620  $ 1,349,633  $  1,799,253
  Net Asset Value....................  $     14.99  $     13.45  $      13.45
Trust
  Shares ............................    5,915,519    4,366,516    10,898,145
  Net Assets ........................  $89,677,800  $59,967,533  $149,645,333
  Net Asset Value....................  $     15.16  $     13.73  $      13.73
Unrealized Appreciation..............  $20,902,693  $17,944,996  $ 38,847,689
Accumulated Net Realized Gains
 (Losses)............................  $(2,255,510) $ 1,300,016  $   (955,554)

The AmSouth Small Cap Fund retained its investment objective and financial history after the reorganization.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                                                    After
                                       Before Reorganization    Reorganization
                                    --------------------------- --------------
                                     ISG Equity      AmSouth
                                       Income     Equity Income AmSouth Equity
                                        Fund          Fund       Income Fund
                                    ------------- ------------- --------------
Class A
  Shares...........................      569,793     1,954,224      2,277,671
  Net Assets.......................  $ 4,902,199   $29,607,765   $ 34,509,964
  Net Asset Value..................  $      8.60   $     15.15   $      15.15
Class B
  Shares...........................      727,946       878,275      1,293,141
  Net Assets.......................  $ 6,258,959   $13,249,379   $ 19,508,338
  Net Asset Value..................  $      8.60   $     15.09   $      15.09
Trust
  Shares...........................    7,905,530     2,210,708      6,700,591
  Net Assets.......................  $68,064,110   $33,514,860   $101,578,970
  Net Asset Value..................  $      8.61   $     15.16   $      15.16
Unrealized Appreciation............  $   268,340   $10,112,984   $ 10,381,324
Undistributed Net Investment
 Income............................  $     8,124   $    11,205   $     19,329
Accumulated Net Realized Gains
 (Losses)..........................  $(1,414,076)  $ 4,409,413   $  2,995,337

The AmSouth Equity Income Fund retained its investment objective and financial history after the reorganization.

                                                                    After
                                       Before Reorganization    Reorganization
                                    --------------------------- --------------
                                         ISG         AmSouth       AmSouth
                                    International International International
                                     Equity Fund   Equity Fund   Equity Fund
                                    ------------- ------------- --------------
Class A
  Shares...........................      100,618            --        100,618
  Net Assets.......................  $ 1,258,163   $        --   $  1,258,163
  Net Asset Value..................  $     12.50   $        --   $      12.50
Class B
  Shares...........................       34,916            --         34,916
  Net Assets.......................  $   433,831   $        --   $    433,831
  Net Asset Value..................  $     12.43   $        --   $      12.43
Trust
  Shares...........................    5,322,071            --      5,322,071
  Net Assets.......................  $66,536,927   $        --   $ 66,536,927
  Net Asset Value..................  $     12.50   $        --   $      12.50
Unrealized Appreciation............  $ 5,213,330   $        --   $  5,213,330


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                                                     After
                                   Before Reorganization        Reorganization
                              -------------------------------- -----------------
                                             AmSouth Strategic AmSouth Strategic
                              ISG Aggressive    Portfolios:       Portfolios:
                                  Growth     Aggressive Growth Aggressive Growth
                                Portfolio        Portfolio         Portfolio
                              -------------- ----------------- -----------------
Class A
  Shares.....................       42,393           --                42,393
  Net Assets.................  $   491,154         $ --           $   491,154
  Net Asset Value............  $     11.59         $ --           $     11.59
Class B
  Shares.....................       45,939           --                45,939
  Net Assets.................  $   528,039         $ --           $   528,039
  Net Asset Value............  $     11.49         $ --           $     11.49
Trust
  Shares.....................    1,661,023           --             1,661,023
  Net Assets.................  $19,221,990         $ --           $19,221,990
  Net Asset Value............  $     11.57         $ --           $     11.57
Unrealized Appreciation......  $   703,404         $ --           $   703,404

                                                                     After
                                   Before Reorganization        Reorganization
                              -------------------------------- -----------------
                                             AmSouth Strategic AmSouth Strategic
                                   ISG          Portfolios:       Portfolios:
                                  Growth          Growth            Growth
                                Portfolio        Portfolio         Portfolio
                              -------------- ----------------- -----------------
Class A
  Shares.....................       23,006           --                23,006
  Net Assets.................  $   242,623         $ --           $   242,623
  Net Asset Value............  $     10.55         $ --           $     10.55
Class B
  Shares.....................      111,334           --               111,334
  Net Assets.................  $ 1,171,560         $ --           $ 1,171,560
  Net Asset Value............  $     10.52         $ --           $     10.52
Trust
  Shares.....................    2,835,625           --             2,835,625
  Net Assets.................  $30,021,188         $ --           $30,021,188
  Net Asset Value............  $     10.59         $ --           $     10.59
Unrealized Appreciation......  $   291,685         $ --           $   291,685


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                                                     After
                                   Before Reorganization        Reorganization
                             --------------------------------- -----------------
                                             AmSouth Strategic AmSouth Strategic
                                   ISG          Portfolios:       Portfolios:
                             Growth & Income Growth and Income Growth and Income
                                Portfolio        Portfolio         Portfolio
                             --------------- ----------------- -----------------
Class A
  Shares....................        49,048           --                49,048
  Net Assets................   $   508,979         $ --           $   508,979
  Net Asset Value...........   $     10.38         $ --           $     10.38
Class B
  Shares....................       167,417           --               167,417
  Net Assets................   $ 1,737,834         $ --           $ 1,737,834
  Net Asset Value...........   $     10.38         $ --           $     10.38
Trust
  Shares....................     8,303,516           --             8,303,516
  Net Assets................   $86,414,873         $ --           $86,414,873
  Net Asset Value...........   $     10.41         $ --           $     10.41
Unrealized Depreciation.....   $(2,411,311)        $ --           $(2,411,311)

                                                                     After
                                   Before Reorganization        Reorganization
                             --------------------------------- -----------------
                                             AmSouth Strategic AmSouth Strategic
                                                Portfolios:       Portfolios:
                              ISG Moderate    Moderate Growth   Moderate Growth
                             Growth & Income    and Income        and Income
                                Portfolio        Portfolio         Portfolio
                             --------------- ----------------- -----------------
Class A
  Shares....................        14,049           --                14,049
  Net Assets................   $   138,570         $ --           $   138,570
  Net Asset Value...........   $      9.86         $ --           $      9.86
Class B
  Shares....................        83,357           --                83,357
  Net Assets................   $   821,149         $ --           $   821,149
  Net Asset Value...........   $      9.85         $ --           $      9.85
Trust
  Shares....................     2,194,361           --             2,194,361
  Net Assets................   $21,690,023         $ --           $21,690,023
  Net Asset Value...........   $      9.88         $ --           $      9.88
Unrealized Depreciation.....   $  (656,338)        $ --           $  (656,338)


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001


                                                                     After
                                       Before Reorganization     Reorganization
                                      -------------------------  --------------
                                      ISG Income   AmSouth Bond   AmSouth Bond
                                         Fund          Fund           Fund
                                      -----------  ------------  --------------
Class A
  Shares.............................     318,629       667,565        960,642
  Net Assets......................... $ 3,032,083  $  6,911,513   $  9,943,596
  Net Asset Value.................... $      9.52  $      10.35   $      10.35
Class B
  Shares.............................     129,214       228,292        347,249
  Net Assets......................... $ 1,228,472  $  2,358,638   $  3,587,110
  Net Asset Value.................... $      9.51  $      10.33   $      10.33
Trust
  Shares.............................   9,630,807    36,878,722     45,727,898
  Net Assets......................... $91,584,025  $381,774,047   $473,358,072
  Net Asset Value.................... $      9.51  $      10.35   $      10.35
Unrealized Depreciation.............. $(4,461,982) $ (8,912,776)  $(13,374,758)
Accumulated Net Realized Losses...... $  (788,888) $   (986,569)  $ (1,775,457)

The AmSouth Bond Fund retained its investment objective and financial history after the reorganization.

                                                                     After
                                       Before Reorganization     Reorganization
                                      -------------------------  --------------
                                      ISG Limited    AmSouth        AmSouth
                                      Term Income  Limited Term   Limited Term
                                         Fund       Bond Fund      Bond Fund
                                      -----------  ------------  --------------
Class A
  Shares.............................     662,971       191,162        823,819
  Net Assets......................... $ 6,362,409  $  1,923,376   $  8,285,785
  Net Asset Value.................... $      9.60  $      10.06   $      10.06
Class B
  Shares.............................      73,432       154,285        224,282
  Net Assets......................... $   703,619  $  1,550,600   $  2,254,219
  Net Asset Value.................... $      9.58  $      10.05   $      10.05
Trust
  Shares.............................   9,495,898     9,607,645     18,669,337
  Net Assets......................... $91,125,732  $ 96,671,893   $187,797,625
  Net Asset Value.................... $      9.60  $      10.06   $      10.06
Unrealized Depreciation.............. $(2,282,663) $ (2,304,972)  $ (4,587,635)
Accumulated Net Realized Losses...... $  (455,223) $ (1,097,215)  $ (1,522,438)

The AmSouth Limited Term Bond Fund retained its investment objective and financial history after the reorganization.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001


                                                              After
                              Before Reorganization      Reorganization
                           ----------------------------- ---------------
                               ISG           AmSouth         AmSouth
                            Government     Government      Government
                           Income Fund     Income Fund     Income Fund
                           ------------  --------------- ---------------
Class A
  Shares..................      339,412       384,924          728,990
  Net Assets.............. $  3,262,174    $3,649,318     $  6,911,491
  Net Asset Value......... $       9.61    $     9.48     $       9.48
Class B
  Shares..................       57,876            --           58,486
  Net Assets.............. $    554,307    $       --     $    554,307
  Net Asset Value......... $       9.58    $       --     $       9.48
Trust
  Shares..................   37,941,780       477,690       38,899,745
  Net Assets.............. $364,289,541    $4,529,465     $368,819,006
  Net Asset Value......... $       9.60    $     9.48     $       9.48
Unrealized Depreciation... $ (8,765,840)   $ (132,256)    $ (8,898,096)
Accumulated Net Realized
 Losses................... $ (2,904,252)   $ (363,265)    $ (3,267,517)

The AmSouth Government Income Fund retained its investment objective and financial history after the reorganization.

                                                              After
                              Before Reorganization      Reorganization
                           ----------------------------- ---------------
                           ISG Limited   AmSouth Limited AmSouth Limited
                            Term U.S.         Term            Term
                            Government   U.S. Government U.S. Government
                               Fund           Fund            Fund
                           ------------  --------------- ---------------
Class A
  Shares..................      364,995            --          364,995
  Net Assets.............. $  3,585,943    $       --     $  3,585,943
  Net Asset Value......... $       9.82    $       --     $       9.82
Class B
  Shares..................       42,704            --           42,704
  Net Assets.............. $    419,745    $       --     $    419,745
  Net Asset Value......... $       9.83    $       --     $       9.83
Trust
  Shares..................    4,158,949            --        4,158,949
  Net Assets.............. $ 40,856,623    $       --     $ 40,856,623
  Net Asset Value......... $       9.82    $       --     $       9.82
Unrealized Depreciation... $ (1,117,721)   $       --     $ (1,117,721)

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001


                                                                    After
                                    Before Reorganization      Reorganization
                                ------------------------------ ---------------
                                ISG Municipal      AmSouth         AmSouth
                                    Income        Municipal       Municipal
                                     Fund         Bond Fund       Bond Fund
                                -------------- --------------- ---------------
Class A
  Shares.......................      210,434         417,146         635,513
  Net Assets...................  $ 2,084,576    $  3,983,416    $  6,067,992
  Net Asset Value..............  $      9.91    $       9.55    $       9.55
Class B
  Shares.......................       32,044          28,789          61,975
  Net Assets...................  $   316,500    $    274,706    $    591,206
  Net Asset Value..............  $      9.88    $       9.54    $       9.54
Trust
  Shares.......................    3,549,511      37,084,082      40,767,397
  Net Assets...................  $35,161,855    $354,205,658    $389,367,513
  Net Asset Value..............  $      9.91    $       9.55    $       9.55
Unrealized Depreciation........  $(1,940,180)   $ (6,216,118)   $ (8,156,298)
Accumulated Net Realized Gains
 (Losses)......................  $  (307,415)   $    (26,244)   $   (281,171)

The AmSouth Municipal Bond Fund retained its investment objective and financial history after the reorganization.

                                                                    After
                                    Before Reorganization      Reorganization
                                ------------------------------ ---------------
                                     ISG           AmSouth         AmSouth
                                  Tennessee       Tennessee       Tennessee
                                  Tax-Exempt     Tax-Exempt      Tax-Exempt
                                     Fund           Fund            Fund
                                -------------- --------------- ---------------
Class A
  Shares.......................      333,704              --         333,704
  Net Assets...................  $ 3,188,308    $         --    $  3,188,308
  Net Asset Value..............  $      9.55    $         --    $       9.55
Class B
  Shares.......................      114,856              --         114,856
  Net Assets...................  $ 1,099,417    $         --    $  1,099,417
  Net Asset Value..............  $      9.57    $         --    $       9.57
Trust
  Shares.......................    7,645,018              --       7,645,018
  Net Assets...................  $73,037,977    $         --    $ 73,037,977
  Net Asset Value..............  $      9.55    $         --    $       9.55
Unrealized Depreciation........  $(2,069,545)   $         --    $ (2,069,545)

                                                                    After
                                    Before Reorganization      Reorganization
                                ------------------------------ ---------------
                                 ISG Limited   AmSouth Limited AmSouth Limited
                                Term Tennessee Term Tennessee  Term Tennessee
                                  Tax-Exempt     Tax-Exempt      Tax-Exempt
                                     Fund           Fund            Fund
                                -------------- --------------- ---------------
Class A
  Shares.......................    1,904,316              --       1,904,316
  Net Assets...................  $18,428,450    $         --    $ 18,428,450
  Net Asset Value..............  $      9.68    $         --    $       9.68
Class B
  Shares.......................       54,544              --          54,544
  Net Assets...................  $   527,557    $         --    $    527,557
  Net Asset Value..............  $      9.67    $         --    $       9.67
Unrealized Depreciation........  $  (562,144)   $         --    $   (562,144)

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001


                               Before Reorganization      After Reorganization
                          ------------------------------- --------------------
                            ISG Prime     AmSouth Prime
                           Money Market    Money Market   AmSouth Prime Money
                               Fund            Fund           Market Fund
                          -------------- ---------------- --------------------
Class A
  Shares.................   454,104,522     216,565,899        670,670,421
  Net Assets.............  $454,062,155    $216,560,228       $670,622,383
  Net Asset Value........  $       1.00    $       1.00       $       1.00
Class B
  Shares.................       568,390         659,801          1,228,191
  Net Assets.............  $    568,348    $    659,801       $  1,228,149
  Net Asset Value........  $       1.00    $       1.00       $       1.00
Trust
  Shares.................   280,189,093     556,247,163        836,436,256
  Net Assets.............  $280,170,931    $556,231,936       $836,402,867
  Net Asset Value........  $       1.00    $       1.00       $       1.00
Accumulated Net Realized
 Losses..................  $    (56,577)   $     (6,231)      $    (62,808)

The AmSouth Prime Money Market Fund retained its investment objective and financial history after the reorganization.

                               Before Reorganization      After Reorganization
                          ------------------------------- --------------------
                           ISG Treasury  AmSouth Treasury   AmSouth Treasury
                           Money Market   Reserve Money   Reserve Money Market
                               Fund        Market Fund            Fund
                          -------------- ---------------- --------------------
Class A
  Shares.................   141,304,610              --        141,304,610
  Net Assets.............  $141,297,122    $         --       $141,297,122
  Net Asset Value........  $       1.00    $         --       $       1.00
Trust
  Shares.................   321,301,450              --        321,301,450
  Net Assets.............  $321,287,256    $         --       $321,287,256
  Net Asset Value........  $       1.00    $         --       $       1.00

                               Before Reorganization      After Reorganization
                          ------------------------------- --------------------
                          ISG Tax-Exempt   AmSouth Tax-
                           Money Market    Exempt Money    AmSouth Tax-Exempt
                               Fund        Market Fund     Money Market Fund
                          -------------- ---------------- --------------------
Class A
  Shares.................     4,913,597      51,851,926         56,765,523
  Net Assets.............  $  4,901,137    $ 51,784,617       $ 56,685,754
  Net Asset Value........  $       1.00    $       1.00       $       1.00
Trust
  Shares.................    96,647,934      57,128,168        153,776,102
  Net Assets.............  $ 96,445,861    $ 57,010,917       $153,456,778
  Net Asset Value........  $       1.00    $       1.00       $       1.00
Accumulated Net Realized
 Losses..................  $   (213,700)   $   (184,560)      $   (398,260)

The AmSouth Tax-Exempt Money Market Fund retained its investment objective and financial history after the reorganization.

  The Funds also entered into an Agreement and Plan of Reorganization pursuant to which all of the assets and liabilities of the AmSouth Regional Equity Fund transferred to the AmSouth Value Fund in exchange for shares of the AmSouth Value Fund.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001


  The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 13, 2000 and was approved by shareholders of the AmSouth Regional Equity Fund at a Special Meeting of Shareholders held on February 22, 2000. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the reorganization:

                                                                    After
                                       Before Reorganization    Reorganization
                                      ------------------------- --------------
                                        AmSouth
                                       Regional      AmSouth       AmSouth
                                      Equity Fund   Value Fund    Value Fund
                                      -----------  ------------ --------------
Class A
  Shares.............................     615,920     2,511,863     2,926,161
  Net Assets......................... $ 7,617,190  $ 46,196,200  $ 53,813,390
  Net Asset Value.................... $     12.37  $      18.39  $      18.39
Class B
  Shares.............................      29,790       473,298       493,136
  Net Assets......................... $   362,872  $  8,657,687  $  9,020,559
  Net Asset Value.................... $     12.18  $      18.29  $      18.29
Trust
  Shares.............................   1,786,915    31,177,615    32,378,290
  Net Assets......................... $22,071,696  $572,917,610  $594,989,306
  Net Asset Value.................... $     12.35  $      18.38  $      18.38
Unrealized Appreciation.............. $   633,400  $122,964,346  $123,597,746
Accumulated Net Realized Gains
 (Losses)............................ $    (2,981) $     75,074  $     72,093

The AmSouth Value Fund retained its investment objective and financial history after the reorganization.

3. Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

  Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Investments in common stocks, corporate bonds, municipal bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued on the basis of valuations provided by dealers or an independent pricing service approved by the Board of Trustees. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

Financial Futures Contracts:

  The Enhanced Market Fund may invest in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that it intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers which AmSouth Investment Management Company, LLC ("AIMCO"), deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Foreign Currency Translation:

  The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Risks Associated with Foreign Securities and Currencies:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

Forward Currency Contracts:

  The International Equity Fund may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held are recorded for financial reporting purposes as unrealized gains and losses by the Fund.

Financial Instruments:

  The Balanced Fund, Enhanced Market Fund, Equity Income Fund, Select Equity Fund, Bond Fund, International Equity Fund, Mid Cap Equity, Capital Growth Fund, and Large Cap Equity may write call options only on securities that are owned by the Fund ("covered calls"). A written call option gives a specified counter-party the right to require the writer of the option to deliver the agreed upon securities, at the agreed upon price, up until the expiration date specified in the contract. For this right, a premium is paid to the writer of the option. The premium received by the Fund for writing the option is booked as realized gains to the Fund. The risks associated with writing a covered call option are diminished compared to writing an uncovered call. The Fund does not bear the risk of having to purchase the securities in the open market at a price greater than the call price should the call option be exercised. Since the Fund owns the securities on which the call has been written, the Fund bears the risk of not receiving the fair market value of a security if the option is exercised. They would be required to sell the securities at the agreed upon price, which would presumably be lower than the fair market value of the securities if the option is exercised.

  The table below reflects the Equity Income Fund's activity in covered calls, all of which were for purposes of earning additional income, during the year ended July 31, 2001. The premiums column represents the premiums paid by the option counterparties to the Fund in connection with entering into the covered calls.

Option activities for the year ended July 31, 2001:

                                                                 Covered Call
                                                                   Options
                                                              ------------------
                                                              Number of
                                                               Options  Premiums
                                                              Contracts Received
                                                              --------- --------
Contracts outstanding at July 31, 2000.......................     40    $49,378
Options written..............................................    225    $29,699
Options expired..............................................     --         --
Options closed...............................................     --         --
Options exercised............................................     40         --
                                                                 ---    -------
Contracts outstanding at July 31, 2001.......................    225    $29,699
                                                                 ===    =======

Securities Lending:

  To generate additional income, the Funds may lend up to 33 1/3% of total assets pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned based on prior days closing market value. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

  When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of July 31, 2001, the following Funds had securities with the following market values on loan (amounts in thousands):

                                                           Market   Market Value
                                                          Value of   of Loaned
                                                         Collateral  Securities
                                                         ---------- ------------
Value Fund..............................................  $122,209    $118,250
Growth Fund.............................................     1,862       1,807
Capital Growth Fund.....................................    88,415      87,745
Large Cap Fund..........................................   233,832     226,907
Mid Cap Fund............................................    16,433      14,044
Small Cap Fund..........................................    28,396      27,261
Equity Income Fund......................................    31,495      27,983
Balanced Fund...........................................    27,752      27,093
Enhanced Market Fund....................................     2,359       2,290
Bond Fund...............................................   276,746     224,662
Limited Term Bond Fund..................................    14,770      14,480
Government Income Fund..................................   135,404      65,202
Limited Term U.S. Government Fund.......................     3,618       3,584
U.S. Treasury Money Market Fund.........................    52,000      51,757
Treasury Reserve Money Market Fund......................    48,000      47,778

  The loaned securities were collateralized by cash which was invested in U.S. governement securities, commercial paper, investment companies, and repurchase agreements at July 31, 2001.

Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds, except for the International Equity Fund, which dividends are declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

Federal Income Taxes:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to all the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

New Accounting Pronouncement:

  In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("the Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not amortize premiums or accrete discounts in all cases. Upon adoption, the Funds will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase on unrealized appreciation (depreciation) of securities. This adjustment will therefore have no effect on the net assets of the Funds. The Trust has completed an analysis of the change and deemed it immaterial to the Funds.

4.Purchases and Sales of Securities:

  Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 2001 were as follows (amounts in thousands):

                                                             Purchases  Sales
                                                             --------- --------
Value Fund.................................................. $266,471  $326,947
Growth Fund.................................................   55,963    72,235
Capital Growth..............................................  423,148   329,905
Large Cap Equity............................................   68,382   162,872
Mid Cap Equity..............................................   94,642    90,641
Small Cap Fund..............................................  423,750   393,741
Equity Income Fund..........................................  361,241   363,034
Balanced Fund...............................................   23,544    72,693
Select Equity Fund..........................................    2,299     1,815
Enhanced Market Fund........................................   25,514    30,179
International Equity Fund...................................  129,704    56,653
Aggressive Growth Portfolio.................................   16,534     7,665
Growth Portfolio............................................    8,253     6,673
Growth and Income Portfolio.................................   42,084    41,057
Moderate Growth and Income Portfolio........................   13,476    12,854
Bond Fund...................................................  243,793   140,632
Limited Term Bond Fund......................................   75,946    96,765
Government Income Fund......................................   78,681   104,952
Limited Term U.S. Government Fund...........................   11,002    17,274
Municipal Bond Fund.........................................   17,391    43,724
Florida Tax-Exempt Fund.....................................    4,256     9,842
Tennessee Tax-Exempt Fund...................................   76,339    89,825
Limited Term Tennessee Tax-Exempt...........................   15,066    18,867


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

5.Capital Share Transactions:

  The Trust has issued three classes of Fund shares: Class A Shares, Trust Shares, and Class B Shares in the Prime Money Market Fund and the variable net asset funds. The Trust has issued three classes of fund shares in the Institutional Prime Obligations Money Market Fund: Class I, Class II and Class
III. The Trust has issued two classes of Fund shares: Class A and Trust Shares in the Limited Term Tennessee Tax-Exempt Fund and the money market funds. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

  Transactions in capital shares for the Funds were as follows (amounts in thousands):

                                       Value Fund (a)          Growth Fund (d)
                                    ----------------------  ---------------------
                                    Year Ended  Year Ended  Year Ended Year Ended
                                     July 31,    July 31,    July 31,   July 31,
                                       2001        2000        2001       2000
                                    ----------  ----------  ---------- ----------
CAPITAL TRANSACTIONS:
Class A Shares (b):
 Proceeds from shares issued....... $  75,760   $   7,669    $    981   $  4,756
 Proceeds from shares issued in
  connection with AmSouth Fund
  merger...........................        --       7,617          --         --
 Dividends reinvested..............     5,314       8,862       1,910        431
 Cost of shares redeemed...........   (16,930)    (34,656)     (4,414)    (6,452)
                                    ---------   ---------    --------   --------
                                       64,144     (10,508)     (1,523)    (1,265)
                                    ---------   ---------    --------   --------
Class B Shares:
 Proceeds from shares issued.......     2,982       1,238         408      2,904
 Proceeds from shares issued in
  connection with AmSouth Fund
  merger...........................        --         363          --         --
 Dividends reinvested..............       977       1,580       1,584        299
 Cost of shares redeemed...........    (2,052)     (4,882)     (1,771)    (1,843)
                                    ---------   ---------    --------   --------
                                        1,907      (1,701)        221      1,360
                                    ---------   ---------    --------   --------
Trust Shares (c):
 Proceeds from shares issued.......   145,846     105,206       6,895     24,237
 Proceeds from shares issued in
  connection with AmSouth Common
  Trust Fund conversion............    23,684          --          --         --
 Proceeds from shares issued in
  connection with AmSouth Fund
  merger...........................        --      22,072          --         --
 Dividends reinvested..............    22,238      25,799       1,863        348
 Cost of shares redeemed...........  (223,926)   (345,378)    (15,107)   (16,274)
                                    ---------   ---------    --------   --------
                                     (32,158)    (192,301)     (6,349)     8,311
                                    ---------   ---------    --------   --------
Total net increase (decrease) from
 capital transactions.............. $  33,893   $(204,510)   $ (7,651)  $  8,406
                                    =========   =========    ========   ========
SHARE TRANSACTIONS:
Class A Shares (b):
 Issued............................     3,805         344          81        313
 Issued in connection with AmSouth
  Fund merger......................        --         414          --         --
 Reinvested........................       292         438         193         29
 Redeemed..........................      (859)     (1,682)       (386)      (427)
                                    ---------   ---------    --------   --------
                                        3,238        (486)       (112)       (85)
                                    ---------   ---------    --------   --------
Class B Shares:
 Issued............................       151          55          37        194
 Issued in connection with AmSouth
  Fund merger......................        --          20          --         --
 Reinvested........................        54          79         165         21
 Redeemed..........................      (103)       (237)       (175)      (123)
                                    ---------   ---------    --------   --------
                                          102         (83)         27         92
                                    ---------   ---------    --------   --------
Trust Shares (c):
 Issued............................     7,809       5,000         617      1,587
 Issued in connection with AmSouth
  Common Trust Fund conversion.....     1,283          --          --         --
 Issued in connection with AmSouth
  Fund merger......................        --       1,201          --         --
 Reinvested........................     1,226       1,275         186         24
 Redeemed..........................   (11,236)    (16,782)     (1,317)    (1,061)
                                    ---------   ---------    --------   --------
                                         (918)     (9,306)       (514)       550
                                    ---------   ---------    --------   --------
Total net increase (decrease) from
 share transactions................     2,422      (9,875)       (599)       557
                                    =========   =========    ========   ========

---------
(a) Formerly AmSouth Equity Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) Formerly AmSouth Capital Growth Fund.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                                 Capital Growth Fund (a)
                                           ------------------------------------
                                           Year Ended Period Ended  Year Ended
                                            July 31,    July 31,   December 31,
                                              2001      2000 (b)       1999
                                           ---------- ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued..............  $ 60,744    $ 27,710     $  6,307
 Dividends reinvested.....................     1,060          --        1,521
 Cost of shares redeemed..................   (52,195)    (24,349)      (2,149)
                                            --------    --------     --------
                                               9,609       3,361        5,679
                                            --------    --------     --------
Class B Shares:
 Proceeds from shares issued..............     3,972       1,774        4,808
 Dividends reinvested.....................       704          --        1,079
 Cost of shares redeemed..................    (1,553)       (865)        (938)
                                            --------    --------     --------
                                               3,123         909        4,949
                                            --------    --------     --------
Trust Shares (c):
 Proceeds from shares issued..............   156,398     116,255       79,575
 Dividends reinvested.....................    18,101          12       37,171
 Cost of shares redeemed..................   (75,627)    (72,991)     (53,058)
                                            --------    --------     --------
                                              98,872      43,276       63,688
                                            --------    --------     --------
 Total net increase (decrease) from
  capital transactions....................  $111,604    $ 47,546     $ 74,316
                                            ========    ========     ========
SHARE TRANSACTIONS:
Class A Shares:
 Issued...................................     4,871       1,838          428
 Reinvested...............................        76          --          110
 Redeemed.................................    (4,089)     (1,611)        (147)
                                            --------    --------     --------
                                                 858         227          391
                                            --------    --------     --------
Class B Shares:
 Issued...................................       321         126          332
 Reinvested...............................        53          --           81
 Redeemed.................................      (129)        (61)         (65)
                                            --------    --------     --------
                                                 245          65          348
                                            --------    --------     --------
Trust Shares (c):
 Issued...................................    12,384       8,063        5,482
 Reinvested...............................     1,314           1        2,719
 Redeemed.................................    (6,116)     (4,933)      (3,581)
                                            --------    --------     --------
                                               7,582       3,131        4,620
                                            --------    --------     --------
Total net increase (decrease) from share
 transactions.............................     8,685       3,423        5,359
                                            ========    ========     ========

---------
(a) Formerly ISG Capital Growth Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) Formerly Institutional Shares.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                   Large Cap Fund (a)                     Mid Cap Fund (e)
                          ------------------------------------- -------------------------------------
                          Year Ended  Period Ended  Year Ended  Year Ended  Period Ended Period Ended
                           July 31,     July 31,   December 31,  July 31,     July 31,   December 31,
                             2001       2000 (b)       1999        2001       2000 (b)     1999 (c)
                          ----------  ------------ ------------ ----------  ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................  $  43,006    $  26,077    $  22,544   $ 104,956     $11,322      $ 1,820
 Dividends reinvested...     10,043           33        8,796          --          --           --
 Cost of shares
  redeemed..............    (45,828)     (24,193)     (11,009)   (100,350)     (1,254)        (177)
                          ---------    ---------    ---------   ---------     -------      -------
                              7,221        1,917       20,331       4,606      10,068        1,643
                          ---------    ---------    ---------   ---------     -------      -------
Class B Shares:
 Proceeds from shares
  issued................     11,911        8,640       17,650       5,046      12,303        1,738
 Dividends reinvested...      3,613           --        2,255          --          --           --
 Cost of shares
  redeemed..............     (4,590)      (2,555)        (992)     (2,156)       (584)          28
                          ---------    ---------    ---------   ---------     -------      -------
                             10,934        6,085       18,913       2,890      11,719        1,710
                          ---------    ---------    ---------   ---------     -------      -------
Trust Shares (d):
 Proceeds from shares
  issued................     83,513       91,011      170,115      22,470      37,775       27,414
 Dividends reinvested...     64,827          314       69,492          --          --           --
 Cost of shares
  redeemed..............   (157,081)    (107,181)    (335,885)    (26,363)     (6,749)        (729)
                          ---------    ---------    ---------   ---------     -------      -------
                             (8,741)     (15,856)     (96,278)     (3,893)     31,026       26,685
                          ---------    ---------    ---------   ---------     -------      -------
Total net increase
 (decrease) from capital
 transactions...........  $   9,414    $  (7,854)   $ (57,034)  $   3,603     $52,813      $30,038
                          =========    =========    =========   =========     =======      =======
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................      1,780          906          791       7,497         629          150
 Reinvested.............        407            1          320          --          --           --
 Redeemed...............     (1,920)        (852)        (381)     (7,149)        (73)         (14)
                          ---------    ---------    ---------   ---------     -------      -------
                                267           55          730         348         556          136
                          ---------    ---------    ---------   ---------     -------      -------
Class B Shares:
 Issued.................        522          312          618         330         689          128
 Reinvested.............        149           --           83          --          --           --
 Redeemed...............       (202)         (93)         (35)       (155)        (33)          (2)
                          ---------    ---------    ---------   ---------     -------      -------
                                469          219          666         175         656          126
                          ---------    ---------    ---------   ---------     -------      -------
Trust Shares (d):
 Issued.................      3,546        3,253        5,916       1,553       2,051        2,193
 Reinvested.............      2,615           11        2,527          --          --           --
 Redeemed...............     (6,293)      (3,813)     (11,784)     (1,919)       (377)         (52)
                          ---------    ---------    ---------   ---------     -------      -------
                               (132)        (549)      (3,341)       (366)      1,674        2,141
                          ---------    ---------    ---------   ---------     -------      -------
Total net increase
 (decrease) from share
 transactions...........        604         (275)      (1,945)        157       2,886        2,403
                          =========    =========    =========   =========     =======      =======

---------
(a)  Formerly ISG Large-Cap Equity Fund.
(b)  For the period from January 1, 2000 through July 31, 2000.
(c) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(d)  Formerly Institutional Shares.
(e)  Formerly ISG Mid-Cap Fund.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                       Small Cap Fund      Equity Income Fund
                                    --------------------- ---------------------
                                    Year Ended Year Ended Year Ended Year Ended
                                     July 31,   July 31,   July 31,   July 31,
                                       2001       2000       2001       2000
                                    ---------- ---------- ---------- ----------
CAPITAL TRANSACTIONS:
Class A Shares (a):
 Proceeds from shares issued.......  $128,298   $ 77,911   $97,599    $ 22,503
 Proceeds from shares issued in
  connection with ISG Fund merger..        --      7,699        --       4,902
 Dividends reinvested..............       725         --       395       1,354
 Cost of shares redeemed...........  (126,966)   (78,345)  (89,043)    (12,935)
                                     --------   --------   -------    --------
                                        2,057      7,265     8,951      15,824
                                     --------   --------   -------    --------
Class B Shares:
 Proceeds from shares issued.......     1,529      1,400    11,721      15,851
 Proceeds from shares issued in
  connection with ISG Fund merger..        --        450                 6,259
 Dividends reinvested..............       303         --       188         524
 Cost of shares redeemed...........      (772)      (439)   (6,345)     (2,667)
                                     --------   --------   -------    --------
                                        1,060      1,411     5,564      19,967
                                     --------   --------   -------    --------
Trust Shares (b):
 Proceeds from shares issued.......    81,137     60,648    30,234      46,423
 Proceeds from shares issued in
  connection with ISG Fund merger..        --     89,678        --      68,064
 Dividends reinvested..............     8,763         --       331         431
 Cost of shares redeemed...........   (44,411)   (15,098)  (44,612)    (17,135)
                                     --------   --------   -------    --------
                                       45,489    135,228   (14,047)     97,783
                                     --------   --------   -------    --------
Total net increase (decrease) from
 capital transactions..............  $ 48,606   $143,904   $   468    $133,574
                                     ========   ========   =======    ========
SHARE TRANSACTIONS:
Class A Shares (a):
 Issued............................    10,745      6,120     7,143       1,502
 Issued in connection with ISG Fund
  merger...........................        --        564        --         324
 Reinvested........................        65         --        29         100
 Redeemed..........................   (10,657)    (6,140)   (6,448)       (876)
                                     --------   --------   -------    --------
                                          153        544       724       1,050
                                     --------   --------   -------    --------
Class B Shares:
 Issued............................       132        109       824       1,067
 Issued in connection with ISG Fund
  merger...........................        --         34        --         415
 Reinvested........................        28         --        13          39
 Redeemed..........................       (71)       (42)     (472)       (184)
                                     --------   --------   -------    --------
                                           89        101       365       1,337
                                     --------   --------   -------    --------
Trust Shares (b):
 Issued............................     7,197      4,995     2,096       3,157
 Issued in connection with ISG Fund
  merger...........................        --      6,531        --       4,490
 Reinvested........................       783         --        24          32
 Redeemed..........................    (3,941)    (1,244)   (3,310)     (1,157)
                                     --------   --------   -------    --------
                                        4,039     10,282    (1,190)      6,522
                                     --------   --------   -------    --------
Total net increase (decrease) from
 share transactions................     4,281     10,927      (101)      8,909
                                     ========   ========   =======    ========

---------
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                      Balanced Fund       Select Equity Fund
                                  ---------------------  ---------------------
                                  Year Ended Year Ended  Year Ended Year Ended
                                   July 31,   July 31,    July 31,   July 31,
                                     2001       2000        2001       2000
                                  ---------- ----------  ---------- ----------
CAPITAL TRANSACTIONS:
Class A Shares (a):
 Proceeds from shares issued.....  $ 36,618  $   1,091    $   973    $   436
 Dividends reinvested............     4,005      5,207          3        462
 Cost of shares redeemed.........    (7,226)   (21,295)    (1,428)    (6,784)
                                   --------  ---------    -------    -------
                                     33,397    (14,997)      (452)    (5,886)
                                   --------  ---------    -------    -------
Class B Shares:
 Proceeds from shares issued.....     3,026      2,135        939        174
 Dividends reinvested............       791      1,412         --        112
 Cost of shares redeemed.........    (1,941)    (4,908)      (267)    (1,067)
                                   --------  ---------    -------    -------
                                      1,876     (1,361)       672       (781)
                                   --------  ---------    -------    -------
Trust Shares (b):
 Proceeds from shares issued.....    27,158     49,753        455        946
 Dividends reinvested............     5,486     20,079         11        516
 Cost of shares redeemed.........   (97,996)  (171,356)       (25)    (4,398)
                                   --------  ---------    -------    -------
                                    (65,352)  (101,524)       441     (2,936)
                                   --------  ---------    -------    -------
Total net increase (decrease)
 from capital transactions.......  $(30,079) $(117,882)   $   661    $(9,603)
                                   ========  =========    =======    =======
SHARE TRANSACTIONS:
Class A Shares (a):
 Issued..........................     2,898         80         92         44
 Reinvested......................       332        412         --         48
 Redeemed........................      (576)    (1,628)      (143)      (667)
                                   --------  ---------    -------    -------
                                      2,654     (1,136)       (51)      (575)
                                   --------  ---------    -------    -------
Class B Shares:
 Issued..........................       246        159         87         18
 Reinvested......................        66        112         --         12
 Redeemed........................      (155)      (383)       (27)      (110)
                                   --------  ---------    -------    -------
                                        157       (112)        60        (80)
                                   --------  ---------    -------    -------
Trust Shares (b):
 Issued..........................     2,206      3,819         43         85
 Reinvested......................       454      1,589          1         54
 Redeemed........................    (7,782)   (13,401)        (2)      (432)
                                   --------  ---------    -------    -------
                                     (5,122)    (7,993)        42       (293)
                                   --------  ---------    -------    -------
Total net increase (decrease)
 from share transactions.........    (2,311)    (9,241)        51       (948)
                                   ========  =========    =======    =======

---------
(a)  Formerly Classic Shares.
(b)  Formerly Premier Shares.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                          Enhanced Market Fund     International Equity Fund (c)
                          --------------------- ------------------------------------
                          Year Ended Year Ended Year Ended Period Ended  Year Ended
                           July 31,   July 31,   July 31,    July 31,   December 31,
                             2001       2000       2001      2000 (d)       1999
                          ---------- ---------- ---------- ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares (a):
 Proceeds from shares
  issued................   $ 12,063   $ 14,020   $ 24,793    $ 1,082      $   926
 Dividends reinvested...        285        635         51          3           --
 Cost of shares
  redeemed..............     (5,181)    (9,467)   (23,561)      (233)        (185)
                           --------   --------   --------    -------      -------
                              7,167      5,188      1,283        852          741
                           --------   --------   --------    -------      -------
Class B Shares:
 Proceeds from shares
  issued................      2,920     12,747        195        489          206(e)
 Dividends reinvested...        258        299         16          1           --
 Cost of shares
  redeemed..............     (3,629)    (2,613)      (138)       (98)          --
                           --------   --------   --------    -------      -------
                               (451)    10,433         73        392          206
                           --------   --------   --------    -------      -------
Trust Shares (b):
 Proceeds from shares
  issued................      7,190     27,362    130,169     68,781       16,408
 Dividends reinvested...        235        465      2,396        296           --
 Cost of shares
  redeemed..............    (18,735)   (11,755)   (58,463)    (6,097)      (6,232)
                           --------   --------   --------    -------      -------
                            (11,310)    16,072     74,102     62,980       10,176
                           --------   --------   --------    -------      -------
Total net increase
 (decrease) from capital
 transactions...........   $ (4,594)  $ 31,693   $ 75,458    $64,224      $11,123
                           ========   ========   ========    =======      =======
SHARE TRANSACTIONS:
Class A Shares (a):
 Issued.................        974        980      2,346         86           80
 Reinvested.............         21         45          4         --           --
 Redeemed...............       (388)      (657)    (2,212)       (19)         (16)
                           --------   --------   --------    -------      -------
                                607        368        138         67           64
                           --------   --------   --------    -------      -------
Class B Shares:
 Issued.................        218        890         18         39           17(e)
 Reinvested.............         19         21          1         --           --
 Redeemed...............       (280)      (179)       (12)        (8)          --
                           --------   --------   --------    -------      -------
                                (43)       732          7         31           17
                           --------   --------   --------    -------      -------
Trust Shares (b):
 Issued.................        517      1,901     12,408      5,477        1,371
 Reinvested.............         18         32        216         22           --
 Redeemed...............     (1,434)      (804)    (5,769)      (482)        (541)
                           --------   --------   --------    -------      -------
                               (899)     1,129      6,855      5,017          830
                           --------   --------   --------    -------      -------
Total net increase
 (decrease) from share
 transactions...........       (335)     2,229      7,000      5,115          911
                           ========   ========   ========    =======      =======

---------
(a)  Formerly Classic Shares for Enhanced Market Fund.
(b) Formerly Premier Shares for Enhanced Market Fund; formerly Institutional shares for International Equity Fund.
(c)  Formerly ISG International Equity Fund.
(d)  For the period from January 1, 2000 through July 31, 2000.
(e) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                 Strategic Portfolios:                  Strategic Portfolios:
                            Aggressive Growth Portfolio (a)              Growth Portfolio (g)
                          ------------------------------------   ------------------------------------
                          Year Ended Period Ended Period Ended   Year Ended Period Ended Period Ended
                           July 31,    July 31,   December 31,    July 31,    July 31,   December 31,
                             2001      2000 (b)     1999 (c)        2001      2000 (b)     1999 (h)
                          ---------- ------------ ------------   ---------- ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................   $ 1,378     $    86      $   413       $   446     $    760     $   162(i)
 Dividends reinvested...        57           5            1            66            3          --
 Cost of shares
  redeemed..............      (444)        (66)          (8)         (206)        (149)         (9)(i)
                           -------     -------      -------       -------     --------     -------
                               991          25          406           306          614         153
                           -------     -------      -------       -------     --------     -------
Class B Shares:
 Proceeds from shares
  issued................        88          99          504(d)        606          353         987(j)
 Dividends reinvested...        43           4            1(d)         99           15           6(j)
 Cost of shares
  redeemed..............       (76)       (168)        (117)(d)      (100)        (111)        (54)(j)
                           -------     -------      -------       -------     --------     -------
                                55         (65)         388           605          257         939
                           -------     -------      -------       -------     --------     -------
Trust Shares (f):
 Proceeds from shares
  issued................    11,576       4,011       21,605(e)      3,450       26,486      12,019
 Dividends reinvested...     2,295         229           37(e)      1,287          235          41
 Cost of shares
  redeemed..............    (7,509)     (2,565)      (4,903)(e)    (4,126)     (18,779)     (1,370)
                           -------     -------      -------       -------     --------     -------
                             6,362       1,675       16,739           611        7,942      10,690
                           -------     -------      -------       -------     --------     -------
Total net increase
 (decrease) from capital
 transactions...........   $ 7,408     $ 1,635      $17,533       $ 1,522     $  8,813     $11,782
                           =======     =======      =======       =======     ========     =======
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................       138           7           40            47           71          16(i)
 Reinvested.............         5          --           --             7           --          --
 Redeemed...............       (44)         (5)          --           (22)         (14)         --
                           -------     -------      -------       -------     --------     -------
                                99           2           40            32           57          16
                           -------     -------      -------       -------     --------     -------
Class B Shares:
 Issued.................         9           9           51(d)         64           34          99(j)
 Reinvested.............         4          --           --            10            1          --
 Redeemed...............        (7)        (15)         (11)(d)       (10)         (11)         (5)(j)
                           -------     -------      -------       -------     --------     -------
                                 6          (6)          40            64           24          94
                           -------     -------      -------       -------     --------     -------
Trust Shares (f):
 Issued.................     1,084         347        2,101(e)        351        2,518       1,205
 Reinvested.............       213          20            4(e)        129           22           4
 Redeemed...............      (721)       (223)        (470)(e)      (419)      (1,756)       (138)
                           -------     -------      -------       -------     --------     -------
                               576         144        1,635            61          784       1,071
                           -------     -------      -------       -------     --------     -------
Total net increase
 (decrease) from share
 transactions...........       681         140        1,715           157          865       1,181
                           =======     =======      =======       =======     ========     =======

---------
(a)  Formerly ISG Aggressive Growth Portfolio.
(b)  For the period January 1, 2000 through July 31, 2000.
(c) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(f)  Formerly Institutional Shares.
(g)  Fomerly ISG Growth Portfolio.
(h) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(i) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(j) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                                                        Strategic Portfolios:
                                 Strategic Portfolios:           Moderate Growth and Income Portfolio
                            Growth and Income Portfolio (a)                      (g)
                          ------------------------------------   ------------------------------------
                          Year Ended Period Ended Period Ended   Year Ended Period Ended Period Ended
                           July 31,    July 31,   December 31,    July 31,    July 31,   December 31,
                             2001      2000 (b)     1999 (c)        2001      2000 (b)     1999 (h)
                          ---------- ------------ ------------   ---------- ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................   $  6,905    $     35     $   542(d)    $   214     $     8      $   171(i)
 Dividends reinvested...         58           9           2(d)          4           1           --
 Cost of shares
  redeemed..............       (623)       (313)        (31)(d)       (32)       (134)          --
                           --------    --------     -------       -------     -------      -------
                              6,340        (269)        513           186        (125)         171
                           --------    --------     -------       -------     -------      -------
Class B Shares:
 Proceeds from shares
  issued................        292         152       1,975           470         152        1,027
 Dividends reinvested...        113          22           4            59          17            8
 Cost of shares
  redeemed..............       (244)       (297)       (318)         (109)       (282)        (100)
                           --------    --------     -------       -------     -------      -------
                                161        (123)      1,661           420        (113)         935
                           --------    --------     -------       -------     -------      -------
Trust Shares (f):
 Proceeds from shares
  issued................     13,644      15,744      88,893(e)      4,064       3,506       27,552(j)
 Dividends reinvested...      6,995       1,749         140(e)      1,529         522           93(j)
 Cost of shares
  redeemed..............    (26,632)    (17,178)     (6,248)(e)    (4,782)     (5,529)      (6,667)(j)
                           --------    --------     -------       -------     -------      -------
                             (5,993)        315      82,785           811      (1,501)      20,978
                           --------    --------     -------       -------     -------      -------
Total net increase
 (decrease) from capital
 transactions...........   $    508    $    (77)    $84,959       $ 1,417     $(1,739)     $22,084
                           ========    ========     =======       =======     =======      =======
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................        700           3          54(d)         22           1           17(i)
 Reinvested.............          6           1          --            --          --           --
 Redeemed...............        (63)        (29)         (3)(d)        (3)        (13)          --
                           --------    --------     -------       -------     -------      -------
                                643         (25)         51            19         (12)          17
                           --------    --------     -------       -------     -------      -------
Class B Shares:
 Issued.................         30          15         195            49          15          104
 Reinvested.............         11           2          --             6           2            1
 Redeemed...............        (24)        (28)        (31)          (11)        (29)         (10)
                           --------    --------     -------       -------     -------      -------
                                 17         (11)        164            44         (12)          95
                           --------    --------     -------       -------     -------      -------
Trust Shares (f):
 Issued.................      1,330       1,495       8,840(e)        416         352        2,818(j)
 Reinvested.............        693         165          14(e)        156          52            9(j)
 Redeemed...............     (2,662)     (1,630)       (604)(e)      (489)       (554)        (684)(j)
                           --------    --------     -------       -------     -------      -------
                               (639)         30       8,250            83        (150)       2,143
                           --------    --------     -------       -------     -------      -------
Total net increase
 (decrease) from share
 transactions...........         21          (6)      8,465           146        (174)       2,255
                           ========    ========     =======       =======     =======      =======

---------
(a)  Formerly ISG Growth & Income Portfolio.
(b)  For the period from January 1, 2000 through July 31, 2000.
(c) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(f)  Formerly Institutional Shares.
(g)  Fomerly ISG Moderate Growth & Income Portfolio.
(h) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(i) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.
(j) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                                                 Bond Fund
                                                           ----------------------
                                                           Year Ended  Year Ended
                                                            July 31,    July 31,
                                                              2001        2000
                                                           ----------  ----------
CAPITAL TRANSACTIONS:
Class A Shares (a):
 Proceeds from shares issued.............................  $  11,752    $  2,266
 Proceeds from shares issued in connection with ISG Fund
  merger.................................................         --       3,032
 Dividends reinvested....................................        477         351
 Cost of shares redeemed.................................     (5,478)     (3,188)
                                                           ---------    --------
                                                               6,751       2,461
                                                           ---------    --------
Class B Shares:
 Proceeds from shares issued.............................      5,266       1,265
 Proceeds from shares issued in connection with ISG Fund
  merger.................................................         --       1,228
 Dividends reinvested....................................        143          89
 Cost of shares redeemed.................................     (1,954)     (1,468)
                                                           ---------    --------
                                                               3,455       1,114
                                                           ---------    --------
Trust Shares (b):
 Proceeds from shares issued.............................    196,661     112,521
 Proceeds from shares issued in connection with ISG Fund
  merger.................................................         --      91,584
 Dividends reinvested....................................      8,356       5,659
 Cost of shares redeemed.................................   (129,636)    (86,602)
                                                           ---------    --------
                                                              75,381     123,162
                                                           ---------    --------
Total net increase (decrease) from capital transactions..  $  85,587    $126,737
                                                           =========    ========
SHARE TRANSACTIONS:
Class A Shares (a):
 Issued..................................................      1,073         216
 Issued in connection with ISG Fund merger...............         --         293
 Reinvested..............................................         44          34
 Redeemed................................................       (503)       (305)
                                                           ---------    --------
                                                                 614         238
                                                           ---------    --------
Class B Shares:
 Issued..................................................        480         121
 Issued in connection with ISG Fund merger...............         --         119
 Reinvested..............................................         13           9
 Redeemed................................................       (178)       (141)
                                                           ---------    --------
                                                                 315         108
                                                           ---------    --------
Trust Shares (b):
 Issued..................................................     18,210      10,782
 Issued in connection with ISG Fund merger...............         --       8,849
 Reinvested..............................................        770         542
 Redeemed................................................    (11,865)     (8,285)
                                                           ---------    --------
                                                               7,115      11,888
                                                           ---------    --------
Total net increase (decrease) from share transactions....      8,044      12,234
                                                           =========    ========

---------
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                   Limited Term Bond     Government Income
                                        Fund (a)                Fund
                                 --------------------- ----------------------
                                 Year Ended Year Ended Year Ended  Year Ended
                                  July 31,   July 31,   July 31,    July 31,
                                    2001       2000       2001        2000
                                 ---------- ---------- ----------  ----------
CAPITAL TRANSACTIONS:
Class A Shares (b):
 Proceeds from shares issued....  $  4,178   $    929  $   3,268    $    589
 Proceeds from shares issued in
  connection with ISG Fund
  merger........................        --      6,362         --       3,262
 Dividends reinvested...........       310        229        185         165
 Cost of shares redeemed........    (2,803)    (2,319)    (3,955)     (3,604)
                                  --------   --------  ---------    --------
                                     1,685      5,201       (502)        412
                                  --------   --------  ---------    --------
Class B Shares:
 Proceeds from shares issued....       976        950      1,369         109(d)
 Proceeds from shares issued in
  connection with ISG Fund
  merger........................        --        704         --         554(d)
 Dividends reinvested...........        62         79         23           5(d)
 Cost of shares redeemed........      (315)    (1,484)      (313)       (154)(d)
                                  --------   --------  ---------    --------
                                       723        249      1,079         514
                                  --------   --------  ---------    --------
Trust Shares (c):
 Proceeds from shares issued....    41,363     18,012     51,502      23,598
 Proceeds from shares issued in
  connection with ISG Fund
  merger........................        --     91,126         --     364,290
 Dividends reinvested...........     2,521      1,363     10,410       4,392
 Cost of shares redeemed........   (72,744)   (41,746)  (132,841)    (43,484)
                                  --------   --------  ---------    --------
                                   (28,860)    68,755    (70,929)    348,796
                                  --------   --------  ---------    --------
Total net increase (decrease)
 from capital transactions......  $(26,452)  $ 74,205  $ (70,352)   $349,722
                                  ========   ========  =========    ========
SHARE TRANSACTIONS:
Class A Shares (b):
 Issued.........................       401         91        328          62
 Issued in connection with ISG
  Fund merger...................        --        633         --         344
 Reinvested.....................        30         23         19          17
 Redeemed.......................      (271)      (230)      (397)       (376)
                                  --------   --------  ---------    --------
                                       160        517        (50)         47
                                  --------   --------  ---------    --------
Class B Shares:
 Issued.........................        93         93        137          12(d)
 Issued in connection with ISG
  Fund merger...................        --         70         --          58(d)
 Reinvested.....................         6          8          2          --
 Redeemed.......................       (31)      (147)       (31)        (16)(d)
                                  --------   --------  ---------    --------
                                        68         24        108          54
                                  --------   --------  ---------    --------
Trust Shares (c):
 Issued.........................     3,976      1,781      5,182       2,474
 Issued in connection with ISG
  Fund merger...................        --      9,061         --      38,422
 Reinvested.....................       244        135      1,054         461
 Redeemed.......................    (7,003)    (4,123)   (13,453)     (4,555)
                                  --------   --------  ---------    --------
                                    (2,783)     6,854     (7,217)     36,802
                                  --------   --------  ---------    --------
Total net increase (decrease)
 from share transactions........    (2,555)     7,395     (7,159)     36,903
                                  ========   ========  =========    ========

---------
(a)  Formerly AmSouth Limited Maturity Fund.
(b)  Formerly Classic Shares.
(c)  Formerly Premier Shares.
(d) For the period from March 13, 2000 (commencement of operations) through July 31, 2000.


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                      Limited Term
                                U.S. Government Fund (a)        Municipal Bond Fund
                          ------------------------------------ ---------------------
                          Year Ended Period Ended  Year Ended  Year Ended Year Ended
                           July 31,    July 31,   December 31,  July 31,   July 31,
                             2001      2000 (b)       1999        2001       2000
                          ---------- ------------ ------------ ---------- ----------
CAPITAL TRANSACTIONS:
Class A Shares (c):
 Proceeds from shares
  issued................   $    221    $   769      $  2,403    $  4,656   $  3,905
 Proceeds from shares
  issued in connection
  with ISG Fund merger..         --         --            --          --      2,085
 Dividends reinvested...         74         61            95         165        129
 Cost of shares
  redeemed..............     (1,212)      (626)       (1,248)     (3,578)    (2,348)
                           --------    -------      --------    --------   --------
                               (917)       204         1,250       1,243      3,771
                           --------    -------      --------    --------   --------
Class B Shares:
 Proceeds from shares
  issued................        705         16           379       1,207        554
 Proceeds from shares
  issued in connection
  with ISG Fund merger..         --         --            --          --        317
 Dividends reinvested...         14          6            14          26         10
 Cost of shares
  redeemed..............       (374)      (107)         (341)       (389)       (20)
                           --------    -------      --------    --------   --------
                                345        (85)           52         844        861
                           --------    -------      --------    --------   --------
Trust Shares (d):
 Proceeds from shares
  issued................      3,313      1,347         8,315      39,296     91,946
 Proceeds from shares
  issued in connection
  with ISG Fund merger..         --         --            --          --     35,162
 Dividends reinvested...        645        566           765         280        334
 Cost of shares
  redeemed..............    (10,502)    (6,687)      (11,377)    (63,032)   (59,488)
                           --------    -------      --------    --------   --------
                             (6,544)    (4,774)       (2,297)    (23,456)    67,954
                           --------    -------      --------    --------   --------
Total net increase
 (decrease) from capital
 transactions...........   $ (7,116)   $(4,655)     $   (995)   $(21,369)  $ 72,586
                           ========    =======      ========    ========   ========
SHARE TRANSACTIONS:
Class A Shares (c):
 Issued.................         22         78           240         461        406
 Issued in connection
  with ISG Fund merger..         --         --            --          --        219
 Reinvested.............          7          6             9          17         13
 Redeemed...............       (120)       (64)         (125)       (357)      (244)
                           --------    -------      --------    --------   --------
                                (91)        20           124         121        394
                           --------    -------      --------    --------   --------
Class B Shares:
 Issued.................         69          2            38         120         57
 Issued in connection
  with ISG Fund merger..         --         --            --          --         33
 Reinvested.............          1         --             1           3          1
 Redeemed...............        (36)       (11)          (34)        (39)        (2)
                           --------    -------      --------    --------   --------
                                 34         (9)            5          84         89
                           --------    -------      --------    --------   --------
Trust Shares (d):
 Issued.................        329        137           826       3,916      9,577
 Issued in connection
  with ISG Fund merger..         --         --            --          --      3,683
 Reinvested.............         64         58            76          28         35
 Redeemed...............     (1,047)      (681)       (1,129)     (6,285)    (6,181)
                           --------    -------      --------    --------   --------
                               (654)      (486)         (227)     (2,341)     7,114
                           --------    -------      --------    --------   --------
Total net increase
 (decrease) from share
 transactions...........       (711)      (475)          (98)     (2,136)     7,597
                           ========    =======      ========    ========   ========

---------
(a)  Formerly ISG Limited Term U.S. Government Fund.
(b)  For the period from January 1, 2000 through July 31, 2000.
(c)  Formerly Classic Shares for Municipal Bond Fund.
(d) Formerly Institutional Shares for Limited Term U.S. Government Fund; formerly Premier Shares for Municipal Bond Fund.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                           Florida Tax-Exempt           Tennessee Tax-Exempt
                                Fund (a)                      Fund (e)
                          --------------------- ------------------------------------
                          Year Ended Year Ended Year Ended Period Ended  Year Ended
                           July 31,   July 31,   July 31,    July 31,   December 31,
                             2001       2000       2001      2000 (f)       1999
                          ---------- ---------- ---------- ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares (b):
 Proceeds from shares
  issued................   $    673   $     83   $  2,899    $  1,040     $  1,950
 Dividends reinvested...        100        236         39          35           44
 Cost of shares
  redeemed..............       (266)    (9,694)    (2,234)     (1,545)      (1,382)
                           --------   --------   --------    --------     --------
                                507     (9,375)       704        (470)         612
                           --------   --------   --------    --------     --------
Class B Shares:
 Proceeds from shares
  issued................        653        255        624          16          288
 Dividends reinvested...          7          6         24          15           21
 Cost of shares
  redeemed..............        (31)      (100)      (302)       (285)        (322)
                           --------   --------   --------    --------     --------
                                629        161        346        (254)         (13)
                           --------   --------   --------    --------     --------
Trust Shares (c):
 Proceeds from shares
  issued................      6,891     13,793      3,296         803        5,061
 Dividends reinvested...         18          8         24         256          107
 Cost of shares
  redeemed..............    (13,604)   (15,043)   (13,978)    (12,797)     (15,822)
                           --------   --------   --------    --------     --------
                             (6,695)    (1,242)   (10,658)    (11,738)     (10,654)
                           --------   --------   --------    --------     --------
Total net increase
 (decrease) from capital
 transactions...........   $ (5,559)  $(10,456)  $ (9,608)   $(12,462)    $(10,055)
                           ========   ========   ========    ========     ========
SHARE TRANSACTIONS:
Class A Shares (b):
 Issued.................         65          8        293         108          196
 Reinvested.............          9         24          4           4            4
 Redeemed...............        (25)      (964)      (224)       (160)        (139)
                           --------   --------   --------    --------     --------
                                 49       (932)        73         (48)          61
                           --------   --------   --------    --------     --------
Class B Shares:
 Issued.................         62         25         62           2           29
 Reinvested.............          1          1          3           1            2
 Redeemed...............         (3)       (10)       (31)        (30)         (33)
                           --------   --------   --------    --------     --------
                                 60         16         34         (27)          (2)
                           --------   --------   --------    --------     --------
Trust Shares (c):
 Issued.................        662      1,375        333          84          503
 Reinvested.............          2          1          2          27           11
 Redeemed...............     (1,315)    (1,507)    (1,410)     (1,336)      (1,599)
                           --------   --------   --------    --------     --------
                               (651)      (131)    (1,075)     (1,225)      (1,085)
                           --------   --------   --------    --------     --------
 Total net increase
  (decrease) from share
  transactions..........       (542)    (1,047)      (968)     (1,300)      (1,026)
                           ========   ========   ========    ========     ========

---------
(a) Formerly AmSouth Florida Tax-Free Fund.
(b) Formerly Classic Shares for Florida Tax-Exempt Fund.
(c) Formerly Premier Shares for Florida Tax-Exempt Fund; formerly Institutional Shares for Tennessee Tax-Exempt Fund.
(d) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
(e) Formerly ISG Tennessee Tax-Exempt Fund.
(f) For the period from January 1, 2000 through July 31, 2000.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                              Limited Term Tennessee Tax-               Prime
                                    Exempt Fund (a)             Money Market Fund (c)
                          ------------------------------------ ------------------------
                          Year Ended Period Ended  Year Ended  Year Ended   Year Ended
                           July 31,    July 31,   December 31,  July 31,     July 31,
                             2001      2000 (b)       1999        2001         2000
                          ---------- ------------ ------------ -----------  -----------
CAPITAL TRANSACTIONS:
Class A Shares (d):
 Proceeds from shares
  issued................   $ 1,307     $ 1,283      $ 5,159    $ 1,013,766  $   656,332
 Proceeds from shares
  issued in connection
  with ISG Fund merger..        --          --           --             --      454,062
 Dividends reinvested...        23          64           32         27,872       15,105
 Cost of shares
  redeemed..............    (4,364)     (5,408)      (4,446)    (1,121,937)    (616,302)
                           -------     -------      -------    -----------  -----------
                            (3,034)     (4,061)         745        (80,299)     509,197
                           -------     -------      -------    -----------  -----------
Class B Shares:
 Proceeds from shares
  issued................       281          --          205          2,139        1,043
 Proceeds from shares
  issued in connection
  with ISG Fund merger..        --          --           --             --          568
 Dividends reinvested...         6           5           11             40           23
 Cost of shares
  redeemed..............      (156)       (332)        (301)          (997)      (1,131)
                           -------     -------      -------    -----------  -----------
                               131        (327)         (85)         1,182          503
                           -------     -------      -------    -----------  -----------
Trust Shares (e):
 Proceeds from shares
  issued................        --          --           --      2,684,111    2,189,421
 Proceeds from shares
  issued in connection
  with ISG Fund merger..        --          --           --             --      280,171
 Dividends reinvested...        --          --           --          4,155        3,036
 Cost of shares
  redeemed..............        --          --           --     (2,674,366)  (2,277,765)
                           -------     -------      -------    -----------  -----------
                                --          --           --         13,900      194,863
                           -------     -------      -------    -----------  -----------
Total net increase
 (decrease) from capital
 transactions...........   $(2,903)    $(4,388)     $   660    $   (65,217) $   704,563
                           =======     =======      =======    ===========  ===========
SHARE TRANSACTIONS:
Class A Shares (d):
 Issued.................       131         132          518      1,013,768      656,329
 Issued in connection
  with ISG Fund merger..        --          --           --             --      454,104
 Reinvested.............         2           7            3         27,872       15,105
 Redeemed...............      (438)       (559)        (446)    (1,121,936)    (616,302)
                           -------     -------      -------    -----------  -----------
                              (305)       (420)          75        (80,296)     509,236
                           -------     -------      -------    -----------  -----------
Class B Shares:
 Issued.................        28          --           20          2,138        1,043
 Issued in connection
  with ISG Fund merger..        --          --           --             --          568
 Reinvested.............         1           1            1             40           23
 Redeemed...............       (16)        (35)         (31)          (997)      (1,131)
                           -------     -------      -------    -----------  -----------
                                13         (34)         (10)         1,181          503
                           -------     -------      -------    -----------  -----------
Trust Shares (e):
 Issued.................        --          --           --      2,684,112    2,189,421
 Issued in connection
  with ISG Fund merger..        --          --           --             --      280,189
 Reinvested.............        --          --           --          4,155        3,036
 Redeemed...............        --          --           --     (2,674,366)  (2,277,765)
                           -------     -------      -------    -----------  -----------
                                --          --           --         13,901      194,881
                           -------     -------      -------    -----------  -----------
Total net increase
 (decrease) from share
 transactions...........      (292)       (454)          65        (65,214)     704,620
                           -------     -------      -------    -----------  -----------

---------
(a) Formerly ISG Limited Term Tennessee Tax-Exempt Fund.
(b) For the period from January 1, 2000 through July 31, 2000.
(c) Formerly AmSouth Prime Obligations Fund.
(d) Formerly Classic Shares for Prime Money Market Fund.
(e) Formerly Premier Shares for Prime Money Market Fund.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                              U.S. Treasury          Treasury Reserve Money Market
                          Money Market Fund (a)                 Fund (d)
                          ----------------------  -------------------------------------
                          Year Ended  Year Ended  Year Ended  Period Ended  Year Ended
                           July 31,    July 31,    July 31,     July 31,   December 31,
                             2001        2000        2001       2000 (e)       1999
                          ----------  ----------  ----------  ------------ ------------
CAPITAL TRANSACTIONS:
Class A Shares (b):
 Proceeds from shares
  issued................  $ 176,331   $  31,035   $ 461,649    $ 191,826    $ 541,860
 Dividends reinvested...        513         265         627          790          893
 Cost of shares
  redeemed..............    (87,536)    (23,874)   (506,401)    (191,924)    (567,020)
                          ---------   ---------   ---------    ---------    ---------
                             89,308       7,426     (44,125)         692      (24,267)
                          ---------   ---------   ---------    ---------    ---------
Trust Shares (c):
 Proceeds from shares
  issued................    589,335     705,296     640,341      299,903      605,138
 Dividends reinvested...        216         191         862        1,412          277
 Cost of shares
  redeemed..............   (677,007)   (739,461)   (655,010)    (362,572)    (573,590)
                          ---------   ---------   ---------    ---------    ---------
                            (87,456)    (33,974)    (13,807)     (61,257)      31,825
                          ---------   ---------   ---------    ---------    ---------
Total net increase
 (decrease) from capital
 transactions...........  $   1,852   $ (26,548)  $ (57,932)   $ (60,565)   $   7,558
                          =========   =========   =========    =========    =========
SHARE TRANSACTIONS:
Class A Shares (b):
 Issued.................    176,331      31,035     461,649      191,826      541,860
 Reinvested.............        513         265         627          790          893
 Redeemed...............    (87,536)    (23,874)   (506,401)    (191,924)    (567,020)
                          ---------   ---------   ---------    ---------    ---------
                             89,308       7,426     (44,125)         692      (24,267)
                          ---------   ---------   ---------    ---------    ---------
Trust Shares (c):
 Issued.................    589,336     705,296     640,341      299,903      605,138
 Reinvested.............        216         191         862        1,412          277
 Redeemed...............   (677,007)   (739,461)   (655,012)    (362,572)    (573,590)
                          ---------   ---------   ---------    ---------    ---------
                            (87,455)    (33,974)    (13,809)     (61,257)      31,825
                          ---------   ---------   ---------    ---------    ---------
Total net increase
 (decrease) from share
 transactions...........      1,853     (26,548)    (57,934)     (60,565)       7,558
                          =========   =========   =========    =========    =========

---------
(a) Formerly AmSouth U.S. Treasury Fund.
(b) Formerly Classic Shares for U.S. Treasury Money Market Fund.
(c) Formerly Premier Shares for U.S. Treasury Money Market Fund; formerly Institutional Shares for Treasury Reserve Money Market Fund.
(d) Formerly ISG Treasury Money Market Fund.
(e) For the period from January 1, 2000 through July 31, 2000.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                               Tax-Exempt         Institutional Prime Obligations
                          Money Market Fund (a)          Money Market Fund
                          ----------------------  ---------------------------------
                          Year Ended  Year Ended  Year Ended July
                           July 31,    July 31,         31,         Year Ended July
                             2001        2000           2001           31, 2000
                          ----------  ----------  ----------------  ---------------
CAPITAL TRANSACTIONS:
Class A Shares (b):*
 Proceeds from shares
  issued................  $  71,509   $  88,657   $        799,661  $      436,175
 Proceeds from shares
  issued in connection
  with ISG Fund merger..         --       4,901                 --              --
 Dividends reinvested...      1,308       1,064                143              --
 Cost of shares
  redeemed..............    (83,369)    (66,142)          (716,707)       (366,854)
                          ---------   ---------   ----------------  --------------
                            (10,552)     28,480             83,097          69,321
                          ---------   ---------   ----------------  --------------
Class B Shares:**
 Proceeds from shares
  issued................         --          --          1,241,105         463,214
 Dividends reinvested...         --          --                 30              --
 Cost of shares
  redeemed..............         --          --         (1,060,379)       (308,340)
                          ---------   ---------   ----------------  --------------
                                 --          --            180,756         154,874
                          ---------   ---------   ----------------  --------------
Trust Shares (c):***
 Proceeds from shares
  issued................    288,198     289,623   $        577,379         305,090
 Proceeds from shares
  issued in connection
  with ISG Fund merger..         --      96,446                 --              --
 Dividends reinvested...         62         167                 --              --
 Cost of shares
  redeemed..............   (278,306)   (318,134)          (522,104)       (204,264)
                          ---------   ---------   ----------------  --------------
                              9,954      68,102             55,275         100,826
                          ---------   ---------   ----------------  --------------
Total net increase
 (decrease) from capital
 transactions...........  $    (598)  $  96,582   $        319,128  $      325,021
                          =========   =========   ================  ==============
SHARE TRANSACTIONS:
Class A Shares (b):*
 Issued.................     71,509      88,656            799,661         436,175
 Issued in connection
  with ISG Fund merger..         --       4,914                 --              --
 Reinvested.............      1,308       1,065                143              --
 Redeemed...............    (83,369)    (66,142)          (716,707)       (366,854)
                          ---------   ---------   ----------------  --------------
                            (10,552)     28,493             83,097          69,321
                          ---------   ---------   ----------------  --------------
Class B Shares:**
 Issued.................         --          --          1,241,104         463,214
 Reinvested.............         --          --                 30              --
 Redeemed...............         --          --         (1,060,379)       (308,340)
                          ---------   ---------   ----------------  --------------
                                 --          --            180,755         154,874
                          ---------   ---------   ----------------  --------------
Trust Shares (c):***
 Issued.................    288,197     289,624            577,379         305,090
 Issued in connection
  with ISG Fund merger..         --      96,648                 --              --
 Reinvested.............         62         167                 --              --
 Redeemed...............   (278,306)   (318,134)          (522,103)       (204,264)
                          ---------   ---------   ----------------  --------------
                              9,953      68,305             55,276         100,826
                          ---------   ---------   ----------------  --------------
Total net increase
 (decrease) from share
 transactions...........       (599)     96,798            319,128         325,021
                          =========   =========   ================  ==============

---------
(a) Formerly AmSouth Tax-Exempt Fund.
(b) Formerly Classic Shares for Tax-Exempt Money Market Fund.
(c) Formerly Premier Shares for Tax-Exempt Money Market Fund.
* Represents Class I Shares for Institutional Prime Obligations Money Market
  Fund.
** Represents Class II Shares for Institutional Prime Obligations Money Market
   Fund.
*** Represents Class III Shares for Institutional Prime Obligations Money
    Market Fund.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001


6.Related Party Transactions:

  AmSouth Bank ("AmSouth") has reorganized its investment advisory division to form AIMCO, a separate, wholly owned subsidiary of AmSouth Bank. On May 12, 2001, AIMCO succeeded AmSouth Bank as the investment advisor to the AmSouth Funds. The management and investment advisory personnel of AmSouth Bank that provided investment management services to AmSouth Funds continue to do so as the personnel of AIMCO.

  Under the terms of the investment advisory agreement, AIMCO is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

                                                              Annual Fee as a
                                                           Percentage of Average
                                                             Daily Net Assets
                                                           ---------------------
Value Fund................................................         0.80%
Growth Fund...............................................         0.80%
Capital Growth............................................         0.80%
Large Cap.................................................         0.80%
Mid Cap Equity............................................         1.00%
Small Cap Fund............................................         1.20%
Equity Income Fund........................................         0.80%
Balanced Fund.............................................         0.80%
Select Equity Fund........................................         0.80%
Enhanced Market Fund......................................         0.45%
International Equity Fund.................................         1.25%
Aggressive Growth Portfolio...............................         0.20%
Growth Portfolio..........................................         0.20%
Growth and Income Portfolio...............................         0.20%
Moderate Growth and Income Portfolio......................         0.20%
Bond Fund.................................................         0.65%
Limited Term Bond Fund....................................         0.65%
Government Income Fund....................................         0.65%
Limited Term U.S. Government Fund.........................         0.65%
Municipal Bond Fund.......................................         0.65%
Florida Tax-Exempt Fund...................................         0.65%
Tennessee Tax-Exempt Fund.................................         0.65%
Limited Term Tennessee Tax-Exempt Fund....................         0.65%
Prime Money Market Fund...................................         0.40%
U.S. Treasury Money Market Fund...........................         0.40%
Treasury Reserve Money Market Fund........................         0.40%
Tax-Exempt Money Market Fund..............................         0.40%
Institutional Prime Obligations Money Market Fund.........         0.20%

  AmSouth also serves as Custodian for the Trust, with the exception of the International Equity Fund. Pursuant to the Custodian Agreement with the Trust, AmSouth receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Deutsche Bank serves the International Equity Fund as the custodian.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of the BISYS Group, Inc.

  ASO Services Company ("ASO"), a wholly owned subsidiary of the BISYS Group, Inc., serves the Funds as Administrator ("Administrator"). Under the terms of the administration agreement, the Administrator receives a fee based on the average daily net assets of each of the Funds. AmSouth and BISYS Ohio, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds' sub-administrators. Such officers and trustees are paid no fees directly by the Funds for serving as officers

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain Administration duties, for which AmSouth receives a fee, paid by the Administrator, based on a percentage of each Fund's daily average net assets. ASO also serves the Funds as Fund Accountant for whom ASO receives a fee based on a percentage of each Fund's average daily net assets.

  Pursuant to its agreement with the Administrator, BISYS Ohio, as sub-administrator, is entitled to compensation as mutually agreed upon from time to time by it and the Administrator. BISYS serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended July 31, 2001, BISYS received $1,001,380 from commissions earned on sales of shares of the Funds' variable net asset value funds. BISYS reallowed $4,469 to affiliated broker dealers of the Fund's shares. BISYS receives no fees from the Funds for providing distribution services to the Funds.

  BISYS Ohio, serves the Funds as Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS Ohio, receives a fee based on a percentage of each Fund's average daily net assets, plus out of pocket charges.

  Class A and Trust Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A Shares and 0.15% of the Trust Shares of the average daily net assets of each of the Funds.

  Class B Shares, Class II Shares and Class III Shares of the Trust are subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as payment for its services or expenses in connection with distribution assistance of the Funds' Class B Shares, Class II Shares and Class III Shares to the participating organizations customers. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and pays BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B Shares of each of the Funds, which includes a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. Class II Shares and Class III Shares are subject to a maximum rate of 0.25% and 0.50% of daily average net assets, respectively, for such services.

  BISYS Ohio also serves the Funds as administrator for Securities Lending, and for the year ended July 31, 2001, received $928,199 in fees for its services.

7. Concentration of Credit Risk

  The Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund invest substantially all of their assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee's economic, regional, and political developments.

  The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Florida's economic, regional, and political developments.

  The Municipal Bond Fund invests a large portion of its assets in tax-exempt debt obligations issued by the State of Alabama, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by Alabama's economic, regional, and political developments.

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001


8. Common Trust Conversion

  On December 11, 2000, the Value Fund issued shares to acquire all of the assets and liabilities of a certain common trust fund of AmSouth Bank. The following is a summary of shares issued by the Value Fund, net assets converted, net asset value per share of the Value Fund, and unrealized appreciation from the common trust fund as of the conversion date (amounts in thousands, except per share amounts):

                                                          Net Asset
                                                    Net   Value Per  Unrealized
                                           Shares Assets    Share   Appreciation
                                           ------ ------- --------- ------------
Value Fund................................ 1,283  $23,654  $18.44      $6,315

9. Eligible Distributions: (Unaudited)

  The AmSouth Funds designate the following eligible distributions for the dividends received deductions for corporations for the year ended July 31, 2001:

                                                                      Percentage
                                                                      ----------
Value Fund...........................................................  100.00%
Growth Fund..........................................................   10.40%
Capital Growth Fund..................................................   12.10%
Large Cap Fund.......................................................  100.00%
Equity Income Fund...................................................  100.00%
Balanced Fund........................................................   29.35%
Select Equity Fund...................................................  100.00%
Enhanced Market Fund.................................................  100.00%
Strategic Portfolios: Aggressive Growth Portfolio....................   10.77%
Strategic Portfolios: Growth Portfolio...............................    4.92%
Strategic Portfolios: Growth and Income Portfolio....................    4.88%
Strategic Portfolios: Moderate Growth and Income Portfolio...........    4.96%

10. Exempt-Interest Income Designations (Unaudited):

  The AmSouth Funds designate the following exempt-interest dividends for the taxable year ended July 31, 2001 (amounts in thousands):

                                                                     Tax-Exempt
                                                                    Distribution
                                                                    ------------
Municipal Bond Fund................................................   $15,530
Florida Tax-Exempt Fund............................................     2,451
Tennessee Tax-Exempt Fund..........................................     2,432
Limited Term Tennessee Tax-Exempt Fund.............................       427
Tax-Exempt Money Market Fund.......................................     6,077

                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001


11. Federal Income Tax Information (Unaudited):

  The accompanying table details distributions from long-term capital gains for the following funds for the year ended July 31, 2001 (amounts in thousands):

                                                                       Long-Term
                                                                        Capital
                                                                         Gains
                                                                       ---------
Value Fund............................................................ $ 80,149
Growth Fund...........................................................    3,890
Capital Growth Fund...................................................   10,624
Large Cap Fund........................................................  112,147
Small Cap Fund........................................................    4,411
Balanced Fund.........................................................   16,833
Enhanced Market Fund..................................................    1,003
International Equity Fund.............................................    2,855
Strategic Portfolios: Aggressive Growth Portfolio.....................      399
Strategic Portfolios: Growth Portfolio................................      177
Strategic Portfolios: Growth and Income Portfolio.....................      266
Strategic Portfolios: Moderate Growth and Income Portfolio............       19

  At July 31, 2001, the following Funds have capital loss carryforwards, which are available to offset future capital gains, if any on securities transactions to the extent provided for in the Code (amounts in thousands):

                                                                 Amount  Expires
                                                                 ------- -------
Value Fund...................................................... $   451  2007
Capital Growth Fund.............................................   1,283  2009
Mid Cap Fund....................................................     315  2007
                                                                   3,640  2008
                                                                   3,898  2009
Small Cap Fund..................................................  10,492  2009
Equity Income Fund..............................................   1,059  2007
                                                                     283  2008
                                                                   4,006  2009
Select Equity Fund..............................................   1,796  2009
International Equity Fund.......................................      37  2009
Limited Term Bond Fund..........................................      65  2002
                                                                     730  2003
                                                                       4  2004
                                                                     304  2005
                                                                     117  2006
                                                                     338  2007
                                                                      50  2008
                                                                     518  2009


                                   Continued

AMSOUTH FUNDS

                                 July 31, 2001

                                                                  Amount Expires
                                                                  ------ -------
Government Income Fund...........................................  $468   2002
                                                                    498   2003
                                                                    973   2004
                                                                    278   2005
                                                                    858   2007
                                                                    227   2009
Limited Term U.S. Government Fund................................   759   2002
                                                                    379   2003
                                                                     77   2008
Florida Tax-Exempt Fund..........................................   147   2008
                                                                    204   2009
Tennessee Tax-Exempt Fund........................................    26   2007
                                                                    898   2008
Limited Term Tennessee Tax-Exempt Fund...........................   224   2008
Prime Money Market Fund..........................................     4   2005
                                                                     52   2006
Treasury Reserve Money Market Fund...............................     6   2003
Tax-Exempt Money Market Fund.....................................  $123   2006
                                                                     92   2007
                                                                     75   2009
Institutional Prime Obligations Money Market Fund................     1   2009

  Under current tax law, capital losses realized after October 31, within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended July 31, 2002 (amounts in thousands):

Growth Fund............................................................ $ 6,351
Capital Growth Fund....................................................  20,393
Mid Cap Fund...........................................................  12,327
Small Cap Fund.........................................................  20,673
Equity Income Fund.....................................................  12,842
International Equity Fund..............................................   2,972

                                   Continued

                         Report of Independent Auditors

The Board of Trustees and Shareholders
AmSouth Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AmSouth Funds (comprised of AmSouth Value Fund, AmSouth Growth Fund, AmSouth Capital Growth Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, AmSouth Small Cap Fund, AmSouth Equity Income Fund, AmSouth Balanced Fund, AmSouth Select Equity Fund, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Strategic
Portfolios: Aggressive Growth Portfolio, AmSouth Strategic Portfolios: Growth Portfolio, AmSouth Strategic Portfolios: Growth and Income Portfolio, AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, AmSouth Bond Fund, AmSouth Limited Term Bond Fund, AmSouth Government Income Fund, AmSouth Limited Term U.S. Government Fund, AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund, AmSouth Tennessee Tax-Exempt Fund, AmSouth Limited Term Tennessee Tax-Exempt Fund, AmSouth Prime Money Market Fund, AmSouth U.S. Treasury Money Market Fund, AmSouth Treasury Reserve Money Market Fund, AmSouth Tax-Exempt Money Market Fund and AmSouth Institutional Prime Obligations Money Market
Fund) (the Funds) as of July 31, 2001, the related statements of operations for the year then ended, and the related statements of changes in net assets and financial highlights for each of the two years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights presented herein for each of the respective years or periods ended July 31, 1999 were audited by other auditors whose report dated September 21, 1999 expressed an unqualified opinion. The statements of changes in net assets and the financial highlights presented herein for each of the respective years or periods ended December 31, 1999 were audited by other auditors whose report dated February 22, 2000 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodians and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising AmSouth Funds at July 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for each of the two years or periods then ended, in conformity with accounting principles generally accepted in the United States.

[LOGO OF ERNST & YOUNG LLP]

Columbus, Ohio
September 13, 2001

                                 AMSOUTH FUNDS
                                 ANNUAL REPORT
                                 JULY 31, 2001

[Investment Advisor]
------------------------------------------
AmSouth Investment Management Company, LLC
1901 Sixth Avenue North
Birmingham, AL 35203

[Investment Sub-Advisors]
------------------------------------------
(Capital Growth Fund Only)
Peachtree Asset Management
A Division of Salomon Smith Barney
Fund Management, LLC
One Peachtree Center
Atlanta, GA 30308

(Mid Cap Fund Only)
Bennett Lawrence Management, LLC
757 3rd Avenue, 19th Floor
New York, NY 10017

(Small Cap Fund Only)
Sawgrass Asset Management, LLC
1579 The Greens Way, Suite 20
Jacksonville, FL 32224

(Equity Income Fund Only)
Rockhaven Asset Management, LLC
100 First Avenue, Suite 1050
Pittsburgh, PA 15222

(Select Equity and Enhanced Market Funds)
Oakbrook Investments, LLC
701 Warrenville Road, Suite 135
Lisle, IL 60532

(International Equity Fund Only)
Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

[Distributor]
--------------------
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

[Legal Counsel]
--------------------
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005

[Transfer Agent]
--------------------
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

Auditors
--------------------
Ernst & Young LLP
41 S. High St.
Columbus, OH 43215



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